Exhibit 4.40

EXECUTION VERSION

Dated 31 August 2016
USD 475,000,000 TERM LOAN FACILITIES
 USD 413,368,546.10 outstanding
AMENDMENT NO. 1 TO TERM LOAN FACILITY
DRILLSHIP ALONISSOS SHAREHOLDERS INC.
 as Borrower
OCEAN RIG UDW INC.
 as Purchaser
DRILLSHIP ALONISSOS OWNERS INC.
 as Drillship Owner and Guarantor
with
DNB BANK ASA and DVB BANK SE (AMSTERDAM BRANCH)
 as Mandated Lead Arrangers
THE BANKS AND FINANCIAL INSTITUTIONS NAMED THEREIN
 as Hedge Counterparties
THE BANKS AND FINANCIAL INSTITUTIONS NAMED THEREIN
 as Lenders under the Commercial Facility
THE BANKS AND FINANCIAL INSTITUTIONS NAMED THEREIN
as Lenders under the Kexim Guaranteed Facility
THE EXPORT-IMPORT BANK OF KOREA
 as Lender under the Kexim Direct Facility
DNB BANK ASA
as Kexim Guarantee Agent
DNB BANK ASA
as Bookrunner and Coordinator
and
DNB BANK ASA
Facility Agent and Security Agent
AMENDING AND RESTATING AGREEMENT
 relating to the financing of "OCEAN RIG APOLLO"

Index
Clause		Page
1	Definitions and Interpretation	2
2	Agreement of the Finance Parties	3
3	Conditions Precedent	4
4	Reservation of Rights	5
5	Representations	5
6	Amendment and Restatement of Facility Agreement and other Finance Documents	5
7	Further Assurance	6
8	Costs and Expenses	6
9	Notices	6
10	Counterparts	6
11	Governing Law	6
12	Enforcement	6
Schedules
Schedule 1 Conditions Precedent		8
Execution
Execution Pages		12
Appendices
Part A Form of marked copy Amended and Restated Facility Agreement
Part B Form of clean copy Amended and Restated Facility Agreement

THIS AGREEMENT is made on 31 August 2016
PARTIES
(1)
DRILLSHIP ALONISSOS SHAREHOLDERS INC., a corporation incorporated under the laws of the Marshall Islands with registered number 56858 whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as borrower (the "Borrower");

(2)
DRILLSHIP ALONISSOS OWNERS INC., a corporation incorporated under the laws of the Marshall Islands with registered number 56857 whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as drillship owner and guarantor (the "Drillship Owner");

(3)
OCEAN RIG UDW INC., a corporation registered in the Cayman Islands with registered number MC-310396 whose registered office is at PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands as exiting guarantor and purchaser (the "Purchaser");

(4)	THE FINANCIAL INSTITUTIONS listed in Part C of Schedule 1 (The Lenders) of the Amended and Restated Facility Agreement as original commercial lenders (the "Original Commercial Lenders");
(5)
THE FINANCIAL INSTITUTIONS listed in Part C of Schedule 1 (The Lenders) of the Amended and Restated Facility Agreement as original lenders under the Kexim Guaranteed Facility (the "Original Kexim Guaranteed Lenders");

(6)	THE EXPORT—IMPORT BANK OF KOREA of 38 Eunhaeng-ro, Yeongdeungpo-gu, Seoul, 150-996, Republic of Korea as lender under the Kexim Direct Facility ("Kexim");
(7)	DNB BANK ASA and DVB BANK SE (AMSTERDAM BRANCH) as mandated lead arrangers (the "Mandated Lead Arrangers");
(8)	DNB BANK ASA and DVB BANK SE (AMSTERDAM BRANCH) as hedge counterparties (the "Hedge Counterparties");
(9)	DNB BANK ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway, as agent for the Kexim Guaranteed Lenders (the "Kexim Guarantee Agent");
(10)	DNB BANK ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway, as bookrunner (the "Bookrunner") and coordinator (the "Coordinator");
(11)	DNB BANK ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway, as agent of the other Finance Parties (the "Facility Agent"); and
(12)	DNB BANK ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway, as security agent for the Secured Parties (the "Security Agent").
BACKGROUND
(A)	By the Facility Agreement, the Lenders agreed to make available to the Borrower a facilities of up to USD 475,000,000 of which USD 413,368,546.10 is outstanding at the date of this Agreement.
(B)	Following the termination of the Total Drilling Contract the Parties have agreed to make certain amendments to the Facility Agreement and the other Finance Documents.

(C)	This Agreement sets out the terms and conditions on which the Lenders and the other Finance Parties agree, with effect on and from the Effective Date, at the request of the Obligors, to:
(i)	transfer the ownership of the Borrower from the Purchaser to the Trust;
(ii)	transfer the ownership of the Drillship Owner from the Borrower to the Trust;
(iii)
reduce the amount of the mandatory prepayment required under Clause 7.6 (Mandatory prepayment on cancellation of Satisfactory Drilling Contract) of the Facility Agreement following the termination of the Total Drilling Contract;

(iv)	release the guarantee from the Purchaser;
(v)	the consequential amendment of the Facility Agreement and the other Finance Documents in connection with those matters.
OPERATIVE PROVISIONS
1	DEFINITIONS AND INTERPRETATION
1.1	Definitions
In this Agreement:
"Amended and Restated Facility Agreement" means the Facility Agreement as amended and restated by this Agreement in the form set out in the Appendix.
"Assignment of Put and Call Option Agreement" means the assignment in favour of the Security Agent creating Security over all proceeds and rights of the Borrower under the Put and Call Option Agreement, in agreed form.
"Budget" has the meaning given to it in the Amended and Restated Facility Agreement.
"Effective Date" means the date on which the conditions precedent in Clause 3 (Conditions Precedent) are satisfied.
"Facility Agreement" means the facility agreement dated 13 February 2015 and made between, amongst others, (i) the Borrower, (ii) the Drillship Owner, (iii) Purchaser, (iv) the Original Commercial Lenders, (v) the Original Kexim Guaranteed Lenders, (vi) Kexim, (vii) the Mandated Lead Arrangers, (viii) the Hedge Counterparties and (ix) DNB Bank ASA as the Kexim Guarantee Agent, the Coordinator, the Facility Agent and the Security Agent.
"Mortgage Addendum" means an addendum to the Mortgage in the agreed form.
"Obligors" means the Borrower, the Drillship Owner and the Purchaser.
"Operating Account" has the meaning given to it in the Amended and Restated Facility Agreement.
"Party" means a party to this Agreement.
"Pledge of Beneficial Interest in Trust" means a pledge creating Security in favour of the Security Agent of the whole beneficial interest of each of the Purchaser and the Borrower in the Trust, in agreed form.
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"Put and Call Option Agreement" means a put and call option agreement regarding the shares in the Drillship Owner to be made between the Borrower, the Drillship Owner and the Purchaser, in agreed form.
"Total Drilling Contract" means the drilling contract for the Drillship (contract number 4640002125) dated 30 July 2013 and made between (i) Ocean Rig Global Chartering Inc., as later novated to the Drillship Owner pursuant to a novation agreement dated 3 December 2014 and (ii) Total E&P Congo as client, which was terminated for convenience by Total with effect on and from 21 February 2016.
"Trust" means a newly created Delaware Statutory Trust which shall be irrevocable until the expiry of the Security Period.
"Trustee" means an independent service company acting as trustee for the Trust, separately notified to and approved by the Facility Agent.
"Trust Agreement" means the agreement setting out the terms and conditions for the management and operation of the Trust to be entered into between (i) the Trustee, (ii) the Purchaser and (iii) the Borrower, in agreed form.
1.2	Defined expressions
Defined expressions in the Facility Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.
1.3	Application of construction and interpretation provisions of Facility Agreement
Clause 1.2 (construction) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.
1.4	Agreed forms of new, and supplements to, Finance Documents
References in Clause 1.1 (Definitions) to any new or supplement to a Finance Document being in "agreed form" are to that Finance Document:
(a)	in a form attached to a certificate dated the same date as this Agreement (and signed by the Borrower and the Facility Agent); or
(b)
in any other form agreed in writing between the Borrower and the Facility Agent acting with the authorisation of the Majority Lenders or, where clause 42.2 (exceptions) of the Facility Agreement applies, all the Lenders.

1.5	Designation as a Finance Document
The Borrower and the Facility Agent designate this Agreement as a Finance Document.
1.6	Third party rights
Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Third Parties Act to enforce or to enjoy the benefit of any term of this Agreement.
2	AGREEMENT OF THE FINANCE PARTIES
2.1	Agreement of the Lenders
The Lenders agree, subject to and upon the terms and conditions of this Agreement, to:
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(a)
in consideration for the Lenders agreeing to reduce the amount of the mandatory prepayment required under Clause 7.6 (Mandatory prepayment on cancellation of Satisfactory Drilling Contract) of the Facility Agreement following the termination of the Total Drilling Contract from USD 145,894,352.70 to USD 125,000,000, the transfer of the ownership of the Borrower from the Purchaser, and the ownership of the Drillship Owner from the Borrower, to the Trust;

(b)
release the Purchaser from all obligations, actual or contingent, joint or several, now or at any time outstanding, to which it might otherwise have any liability under the terms of the Guarantee and Indemnity set out in clause 17 (Guarantee and indemnity) of the Facility Agreement;

(c)	waive the existing breaches of the terms of the Facility Agreement and the other Finance Documents as notified to the Facility Agent by the Borrower prior to the date of this Agreement;
(d)	the cold-stacking of the Drillship; and
(e)	the consequential amendment of the Facility Agreement and the other Finance Documents in connection with those matters, in each case as evidenced by this Agreement and/or by the Amended and Restated Facility Agreement set out Schedule 1 hereto.
2.2	Agreement of the Finance Parties
The Finance Parties agree, subject to and upon the terms and conditions of this Agreement, to the consequential amendment of the Facility Agreement and the other Finance Documents in connection with the matters referred to in Clause 2.1 (Agreement of the Lenders).
2.3	Effective Date
The agreement of the Lenders and the other Finance Parties contained in Clauses 2.1 (Agreement of the Lenders) and 2.2 (Agreement of the Finance Parties) shall have effect on and from the Effective Date.
3	CONDITIONS PRECEDENT
The agreement of the Lenders and the other Finance Parties contained in Clause 2.1 (Agreement of the Lenders) and 2.2 (Agreement of the Finance Parties) is subject to:
(a)
no Default continuing on the date of this Agreement (other than such Defaults as notified to the Facility Agent by the Borrower prior to the date of this Agreement) or on the Effective Date or resulting from the occurrence of the Effective Date;

(b)
the Repeating Representations set out in the Facility Agreement, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement, to be made by the Borrower and the Drillship Owner being true on the date of this Agreement and the Effective Date; and

(c)
the Facility Agent having received all of the documents and other evidence listed in Schedule 1 (Conditions Precedent) in form and substance satisfactory to the Facility Agent on or before 31 August 2016 or such later date as the Facility Agent may agree with the Borrower.

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4	CONDITIONS SUBSEQENT
The Borrower shall ensure that the Facility Agent receives originals of the new share certificates under the Shares Security in relation to each of the Borrower and the Drillship Owner no later than 6 September 2016. Failure to comply with this Clause 4 (Conditions subsequent) shall constitute an Event of Default.
5	RESERVATION OF RIGHTS
Save as expressly set out in this Agreement, this Agreement does not (and shall not be deemed to) in and of itself constitute a waiver in respect of the provisions of any Finance Document or any breach thereof.
6	REPRESENTATIONS
6.1	Facility Agreement representations
Each of the Borrower and the Drillship Owner makes the representations and warranties set out in clause 18 (representations) of the Facility Agreement, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement and, where appropriate, the Mortgage Addendum, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.
6.2	Finance Document representations
Each of the Borrower and the Drillship Owner makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement and, where appropriate, the Mortgage Addendum, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.
7	AMENDMENT AND RESTATEMENT OF FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS
7.1	Specific amendments to the Facility Agreement
With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended and restated in the form of the Amended and Restated Facility Agreement and, as so amended and restated, the Facility Agreement shall continue to be binding on each of the parties to it in accordance with its terms as so amended and restated.
7.2	Amendments to Finance Documents
With effect on and from the Effective Date each of the Finance Documents other than the Facility Agreement and the Mortgage which is amended and supplemented by the Mortgage Addendum, shall be, and shall be deemed by this Agreement to be, amended as follows:
(a)
the definition of, and references throughout each of the Finance Documents to, the Facility Agreement and any of the other Finance Documents shall be construed as if the same referred to the Facility Agreement and those Finance Documents as amended and restated by this Agreement; and

(b)
the definition of, and references throughout each of the Finance Documents to, the Mortgage shall be construed as if the same referred to the Mortgage as amended and supplemented by the Mortgage Addendum; and

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(c)
by construing references throughout each of the Finance Documents to "this Agreement", "this Deed" and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Agreement.

7.3	Finance Documents to remain in full force and effect
The Finance Documents shall remain in full force and effect:
(a)	in the case of the Facility Agreement as amended and restated pursuant to Clause 7.1 (Specific amendments to the Facility Agreement);
(b)	in the case of the Finance Documents other than the Facility Agreement as amended and restated pursuant to Clause 7.2 (Amendments to Finance Documents) and the Mortgage Addendum; and
(c)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.
8	FURTHER ASSURANCE
Clause 22.27 (further assurance) of the Amended and Restated Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.
9	COSTS AND EXPENSES
Clause 16.2 (amendment costs) of the Facility Agreement, as amended and restated by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.
10	NOTICES
Clause 37 (notices) of the Facility Agreement, as amended and restated by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.
11	COUNTERPARTS
This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.
12	GOVERNING LAW
This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.
13	ENFORCEMENT
13.1	Jurisdiction
(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute") and each of the Obligors hereby submits to the jurisdiction of such courts for any Dispute.

(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.
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(c)
This Clause 13.1 (Jurisdiction) is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

13.2	Service of process
(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):
(i)
irrevocably appoints Ince Process Agents Ltd of 2 Leman St, London El 8QN, United Kingdom as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.
(b)
If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within three days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.
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SCHEDULE 1
CONDITIONS PRECEDENT
1	Obligors
1.1
Articles of incorporation and Certificate of incorporation (or similar), and evidence that the articles of incorporation of each of the Borrower and the Drillship Owner have been amended to provide that the decision to file for any type of bankruptcy, receivership, insolvency, sequestration, restructuring or reorganisation requires unanimous shareholder approval.

1.2	By-laws (or similar).
1.3	Updated Good Standing Certificate.
1.4	A copy of a resolution of the board of directors and shareholders (if applicable) of each Obligor:
(a)	approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;
(b)	authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and
(c)
authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, the Utilisation Request and each Selection Notice) to be signed and/or despatched by it under, or in connection with, the Finance Documents to which it is a party.

1.5
An original of the power of attorney of any Obligor authorising a specified person or persons to execute the Finance Documents to which it is a party (notarised and apostilled if requested by the Facility Agent).

1.6
A Directors/Secretary's Certificate, certifying and attaching the constitutional documents referred to in paragraph 1.1-1.2 above and the required shareholder and board resolutions authorising such amendments and the resolutions referred to in 1.4 and 1.5 above:

(a)	certifying that each copy document is correct, complete and in full force and effect as at a the date of this Agreement;
(b)	certifying the identity of its directors, officers and shareholder(s); and
(c)
with respect to the Borrower and the Drillship Owner, confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on it to be exceeded.

2	Finance Documents and security
2.1	A duly executed original of this Agreement.
2.2	A duly executed original of the Trust Agreement (and of each document to be delivered under it, including the A certificate and the B certificate).
2.3	A duly executed original of the Put and Call Option Agreement.
2.4	In respect of the Drillship Owner:
8

(a)
a duly executed original of the Mortgage Addendum together with documentary evidence that the Mortgage Addendum has been duly recorded as a valid addendum to the Mortgage in accordance with the laws of the jurisdiction of the Approved Flag;

(b)	the Account Security in respect of the Operating Account; and
(c)	an amendment to the Account Security created by it in respect of its Earnings Account.
2.5
In respect of the Trust, a duly executed original of the new Shares Security in respect of the Borrower and the Drillship Owner (and of each document to be delivered under it except for the original shares certificate which shall be delivered in accordance with Clause 4 (Conditions Subsequent)).

2.6	In respect of the Borrower and the Purchaser, duly executed originals of the Pledge of Beneficial Interest in Trust (and of each document to be delivered under it).
2.7	In respect of the Borrower, duly executed originals of:
(a)	the Assignment of Put and Call Option Agreement (and of each document to be delivered under it); and
(b)	an amendment to the Account Security created by it in respect of its Earnings Account and the Retention Account.
3	Drillship and operation related documents
3.1	The Budget.
3.2
The management agreement for the Drillship between the Drillship Owner and Ocean Rig Management Inc. as manager and any supplemental documentation thereto and the management coordination letter for the Drillship with Ocean Rig Management Inc., TMS Offshore Services Ltd. and the Drillship Owner, each in form and substance satisfactory to the Facility Agent and a Manager's Undertaking, in agreed form, from each Manager.

4	Other documents and evidence
4.1
Receipt by the Facility Agent from the Borrower of the USD 126,000,000, of which USD 125,000,000 shall be applied in prepayment of the Facilities pro rata across the Facilities and, within each Facility, in inverse order of maturity and USD 1,000,000 shall be transferred to the Operating Account.

4.2	Evidence that the Retention Account has been credited with an amount of not less than USD 5,000,000.
4.3	Evidence that the Trust has been created.
4.4	Duly executed originals of stock powers from each of the Purchaser and the Borrower transferring all shares of the Borrower and of the Drillship Owner to the Trust.
4.5	Any other evidence that all shares of the Borrower and of the Drillship Owner have been transferred to the Trust.
4.6	Evidence that the Operating Account has been opened.
4.7
A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by this Agreement. the Mortgage Addendum or for the validity and

9

enforceability of any Finance Document as amended, restated by this Agreement or by the Mortgage Addendum.
4.8	Evidence that the costs and expenses then due from the Borrower pursuant to Clause 9 (Costs and Expenses) have been paid or will be paid by the Effective Date.
4.9	Evidence that any process agent referred to in Clause 13.2 (Service of process) if not an Obligor, has accepted its appointment.
4.10	Evidence that all UCC-1 filings considered necessary by the legal advisers to the Facility Agent and the Security Agent in the United States have been filed.
4.11
A certificate relating to each of the Borrower and the Drillship Owner (in form and substance satisfactory to the Facility Agent), signed by an officer of the Borrower and the Drillship Owner (as the case may be) and delivered to the Facility Agent, regarding certain representations and warranties in connection with this Agreement and the matters contemplated thereto.

4.12
A Certificate from the Purchaser signed by an Officer of the Purchaser and delivered to the Facility Agent pursuant to which there is a representation on any outstanding financial liabilities of the Borrower and the Drillship Owner.

5	Legal opinions and memorandums
5.1	A legal opinion of Wikborg Rein, legal advisers to the Facility Agent and the Security Agent in Norway, substantially in the form distributed to the Lenders before signing this Agreement.
5.2
A legal opinion of Watson Farley & Williams LLP, legal advisers to the Facility Agent and the Security Agent in England, substantially in the form distributed to the Lenders before signing this Agreement.

5.3
A legal opinion of Watson Farley & Williams LLP, legal advisers to the Facility Agent and the Security Agent in the Marshall Islands, substantially in the form distributed to the Lenders before signing this Agreement.

5.4
A legal opinion of Watson Farley & Williams LLP, legal advisers to the Facility Agent and the Security Agent in New York, substantially in the form distributed to the Lenders before signing this Agreement.

5.5
A legal opinion of Conyers Dill & Pearman, legal advisers to the Facility Agent and the Security Agent in the Cayman Islands, substantially in the form distributed to the Lenders before signing this Agreement.

5.6	A legal opinion of Morris James, legal advisers to the Facility Agent and the Security Agent in Delaware, substantially in the form distributed to the Lenders before signing this Agreement.
5.7
A memorandum on certain French law aspects of the Total Drilling Contract by Watson Farley & Williams LLP, legal advisers to the Facility Agent and the Security Agent in France, substantially in the form distributed to the Lenders before signing this Agreement.

5.8	A long form non-consolidation opinion of Orrick, legal advisers to the Borrower, the Drillship Owner and the Purchaser in the customary form.
5.9
A memorandum on the bankruptcy remote nature of the transaction by Watson Farley & Williams LLP, legal advisers to the Facility Agent and the Security Agent in the United States, substantially in the form distributed to the Lenders before signing this Agreement.

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5.10	Legal opinions of the legal advisers to the Facility Agent and the Security Agent in such other relevant jurisdictions as the Facility Agent may require.
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EXECUTION PAGES

BORROWER

SIGNED by Dimitrios Glynos		)	/s/ Dimitrios Glynos
duly authorised		)
for and on behalf of		)
DRILLSHIP ALONISSOS SHAREHOLDERS INC.		)
in the presence of:		)

Witness' signature:	/s/ Evgenia Th. Voulika	)
Witness' name:	Evgenia Th. Voulika	)
	Attorney-at-Law	)
Witness' address:	52 Ag. Konstantinou Street – 151 24 Marousi	)
	Athens, Greece	)

PURCHASER

SIGNED by Dimitrios Glynos		)	/s/ Dimitrios Glynos
duly authorised		)
for and on behalf of		)
OCEAN RIG UDW INC.		)
in the presence of:		)

Witness' signature:	/s/ Evgenia Th. Voulika	)
Witness' name:	Evgenia Th. Voulika	)
	Attorney-at-Law	)
Witness' address:	52 Ag. Konstantinou Street – 151 24 Marousi	)
	Athens, Greece	)

GUARANTOR and DRILLSHIP OWNER

SIGNED by Dimitrios Glynos		)	/s/ Dimitrios Glynos
duly authorised		)
for and on behalf of		)
DRILLSHIP ALONISSOS OWNERS INC.		)
in the presence of:		)

Witness' signature:	/s/ Evgenia Th. Voulika	)
Witness' name:	Evgenia Th. Voulika	)
	Attorney-at-Law	)
Witness' address:	52 Ag. Konstantinou Street – 151 24 Marousi	)
	Athens, Greece	)

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COMMERCIAL LENDERS

SIGNED by	)	/s/ Ida Marie Oedegaard
duly authorised	)	Ida Marie Oedegaard
for and on behalf of	)	Attorney-in-Fact
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)	/s/ Joanna Sissens
Witness' name:	)	Joanna Sissens
	)	Solicitor
Witness' address:	)	London EC2A 2HB

SIGNED by	)	/s/ Ida Marie Oedegaard
duly authorised	)	Ida Marie Oedegaard
for and on behalf of	)	Attorney-in-Fact
CREDIT SUISSE AG	)
in the presence of:	)

Witness' signature:	)	/s/ Joanna Sissens
Witness' name:	)	Joanna Sissens
	)	Solicitor
Witness' address:	)	London EC2A 2HB

SIGNED by	)	/s/ Ida Marie Oedegaard
duly authorised	)	Ida Marie Oedegaard
for and on behalf of	)	Attorney-in-Fact
DVB BANK SE (AMSTERDAM BRANCH))
in the presence of:	)

Witness' signature:	)	/s/ Joanna Sissens
Witness' name:	)	Joanna Sissens
	)	Solicitor
Witness' address:	)	London EC2A 2HB

SIGNED by	)	/s/ Ida Marie Oedegaard
duly authorised	)	Ida Marie Oedegaard
for and on behalf of	)	Attorney-in-Fact
NORDDEUTSCHE LANDESBANK GIROZENTRALE	)
in the presence of:	)

Witness' signature:	)	/s/ Joanna Sissens
Witness' name:	)	Joanna Sissens
	)	Solicitor
Witness' address:	)	London EC2A 2HB

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KEXIM GUARANTEED LENDERS

SIGNED by	)	/s/ Ida Marie Oedegaard
duly authorised	)	Ida Marie Oedegaard
for and on behalf of	)	Attorney-in-Fact
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)	/s/ Joanna Sissens
Witnesss' name:	)	Joanna Sissens
	)	Solicitor
Witness' address:	)	London EC2A 2HB

SIGNED by	)	/s/ Ida Marie Oedegaard
duly authorised	)	Ida Marie Oedegaard
for and on behalf of	)	Attorney-in-Fact
CREDIT SUISSE AG	)
in the presence of:	)

Witness' signature:	)	/s/ Joanna Sissens
Witness' name:	)	Joanna Sissens
	)	Solicitor
Witness' address:	)	London EC2A 2HB

KEXIM

SIGNED by	)	/s/ Ida Marie Oedegaard
duly authorised	)	Ida Marie Oedegaard
for and on behalf of	)	Attorney-in-Fact
THE EXPORT-IMPORT BANK OF KOREA	)
in the presence of:	)

Witness' signature:	)	/s/ Joanna Sissens
Witness' name:	)	Joanna Sissens
	)	Solicitor
Witness' address:	)	London EC2A 2HB

MANDATED LEAD ARRANGERS

SIGNED by	)	/s/ Ida Marie Oedegaard
duly authorised	)	Ida Marie Oedegaard
for and on behalf of	)	Attorney-in-Fact
DND BANK ASA	)
in the presence of:	)

Witness' signature:	)	/s/ Joanna Sissens
Witness' name:	)	Joanna Sissens
	)	Solicitor
Witness' address:	)	London EC2A 2HB

14

SIGNED by	)	/s/ Ida Marie Oedegaard
duly authorised	)	Ida Marie Oedegaard
for and on behalf of	)	Attorney-in-Fact
DVB BANK SE (AMSTERDAM BRANCH))
in the presence of:	)

Witness' signature:	)	/s/ Joanna Sissens
Witness' name:	)	Joanna Sissens
	)	Solicitor
Witness' address:	)	London EC2A 2HB

HEDGE COUNTERPARTIES

SIGNED by	)	/s/ Ida Marie Oedegaard
duly authorised	)	Ida Marie Oedegaard
for and on behalf of	)	Attorney-in-Fact
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)	/s/ Joanna Sissens
Witness' name:	)	Joanna Sissens
	)	Solicitor
Witness' address:	)	London EC2A 2HB

SIGNED by	)	/s/ Ida Marie Oedegaard
duly authorised	)	Ida Marie Oedegaard
for and on behalf of	)	Attorney-in-Fact
DNB BANK SE (AMSTERDAM BRANCH))
in the presence of:	)

Witness' signature:	)	/s/ Joanna Sissens
Witnesss' name:	)	Joanna Sissens
	)	Solicitor
Witness' address:	)	London EC2A 2HB

KEXIM GUARANTEE AGENT

SIGNED by	)	/s/ Ida Marie Oedegaard
duly authorised	)	Ida Marie Oedegaard
for and on behalf of	)	Attorney-in-Fact
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)	/s/ Joanna Sissens
Witness' name:	)	Joanna Sissens
	)	Solicitor
Witness' address:	)	London EC2A 2HB

15

FACILITY AGENT

SIGNED by	)	/s/ Ida Marie Oedegaard
duly authorised	)	Ida Marie Oedegaard
for and on behalf of	)	Attorney-in-Fact
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)	/s/ Joanna Sissens
Witness' name:	)	Joanna Sissens
	)	Solicitor
Witness' address:	)	London EC2A 2HB

SECURITY AGENT

SIGNED by	)	/s/ Ida Marie Oedegaard
duly authorised	)	Ida Marie Oedegaard
for and on behalf of	)	Attorney-in-Fact
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)	/s/ Joanna Sissens
Witness' name:	)	Joanna Sissens
	)	Solicitor
Witness' address:	)	London EC2A 2HB

16

EXECUTION VERSION
Dated 13 February 2015
USD 475,000,000 TERM LOAN FACILITIES
for
DRILLSHIP ALONISSOS SHAREHOLDERS INC.
 as Borrower
~~OCEAN RIG UDW INC., as Parent and Guarantor~~ DRILLSHIP ALONISSOS OWNERS INC.
  as Drillship Owner and Guarantor with
DNB BANK ASA and DVB BANK SE (AMSTERDAM BRANCH)
 as Mandated Lead Arrangers
THE BANKS AND FINANCIAL INSTITUTIONS NAMED THEREIN
 as Hedge Counterparties
THE BANKS AND FINANCIAL INSTITUTIONS NAMED THEREIN
 as Lenders under the Commercial Facility
THE BANKS AND FINANCIAL INSTITUTIONS NAMED THEREIN
 as Lenders under the Kexim Guaranteed Facility
THE EXPORT-IMPORT BANK OF KOREA
 as Lender under the Kexim Direct Facility
DNB BANK ASA
 as Kexim Guarantee Agent
DNB BANK ASA
 as Bookrunner and Coordinator
and
DNB BANK ASA
 Facility Agent and Security Agent
FACILITIES AGREEMENT
relating to the financing of the "OCEAN RIG APOLLO"
and amended and restated by an Amending and Restating Agreement dated 31 August 2016

Index
Clause		Page

	Section 1 Interpretation	4
1	Definitions and Interpretation	4
	Section 2 The Facilities	~~26~~30
2	The Facilities	~~26~~30
3	Purpose	~~26~~30
4	Conditions of Utilisation	~~27~~31
	Section 3 Utilisation	~~28~~32
5	Utilisation	~~28~~32
	Section 4 Repayment, Prepayment and Cancellation	~~30~~34
6	Repayment	~~30~~34
7	Prepayment and Cancellation	~~31~~35
	Section 5 Costs of Utilisation	~~34~~39
8	Interest	~~34~~39
9	Interest Periods	~~37~~42
10	Changes to the Calculation of Interest	~~37~~42
11	Fees	~~38~~43
	Section 6 Additional Payment Obligations	~~40~~45
12	Tax Gross Up and Indemnities	~~40~~45
13	Increased Costs	~~44~~49
14	Other Indemnities	~~45~~50
15	Mitigation by the Lenders	~~48~~53
16	Costs and Expenses	~~48~~53
	Section 7 Guarantee	~~50~~55
17	Guarantee and Indemnity	~~50~~55
	Section 8 Representations, Undertakings and Events of Default	~~53~~58
18	Representations	~~53~~58
19	Information Undertakings	~~59~~64
20	Financial Covenants	~~61~~67
21	Financial covenants after the Interim Maturity Date	67
~~21~~22	General Undertakings	~~63~~69
~~22~~23	Insurance Undertakings	~~70~~76
~~23~~24	Drillship Undertakings	~~74~~81
~~24~~25	Security Cover after the Interim Maturity Date	~~79~~86
~~25~~26	Accounts and Application of Earnings and other amounts	~~80~~87
~~26~~27	Events of Default	~~82~~91
	Section 9 Changes to Parties	~~86~~96
~~27~~28	Changes to the Lenders	~~86~~96
~~28~~29	Changes to the Obligors	~~91~~101
	Section 10 The Finance Parties	~~92~~102
~~29~~30	The Facility Agent and the Mandated Lead Arrangers	~~92~~102
~~30~~31	The Security Agent	~~101~~112
~~31~~32	Kexim Guarantee Agent	~~114~~124
~~32~~33	Conduct of Business by the Finance Parties	~~116~~126
~~33~~34	Sharing among the Finance Parties	~~117~~127
	Section 11 Administration	~~119~~129
~~34~~35	Payment Mechanics	~~119~~129
~~35~~36	Set-Off	~~122~~132
~~36~~37	Notices	~~122~~132
~~37~~38	Calculations and Certificates	~~124~~134
~~38~~39	Partial Invalidity	~~125~~135
~~39~~40	Remedies and Waivers	~~125~~135
2

~~40~~41	Settlement or Discharge Conditional	~~125~~135
~~41~~42	Irrevocable Payment	~~125~~135
~~42~~43	Amendments and Waivers	~~125~~135
~~43~~44	Confidentiality	~~126~~136
~~44~~45	Counterparts	~~129~~139
46	Bail-In	139
	Section 12 Governing Law and Enforcement	~~130~~140
~~45~~47	Governing Law	~~130~~140
~~46~~48	Enforcement	~~130~~140
Schedule 1 The Parties		~~131~~141
Schedule 2 Conditions Precedent		~~138~~148
Schedule 3 Requests		~~143~~153
Schedule 4 Form of Transfer Certificate		~~145~~155
Schedule 5 Form of Assignment Agreement		~~148~~158
Schedule 6 Form of Compliance Certificate		~~150~~160
Schedule 7 Form of Accession Letter		~~152~~163
Schedule 8 Repayments		~~153~~164
Schedule 9 Form of Prepayment/ Cancellation Notice		~~15~~4167
Schedule 10 Timetables		~~155~~168
Schedule 11 Corporate Structure		~~156~~169
Execution Pages		~~157~~172

3

EXECUTION VERSION
THIS AGREEMENT is originally made on 13 February 2015 as amended and restated by the Amending and Restating Agreement on 31 August 2016
PARTIES
(1)
DRILLSHIP ALONISSOS SHAREHOLDERS INC., a corporation incorporated under the laws of the Marshall Islands with registered number 56858 whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as borrower (the "Borrower");

~~(2)~~	~~THE COMPANIES listed in Part B of Schedule 1 (The Guarantors) as original guarantors (the "Original Guarantors");~~
(2)
DRILLSHIP ALONISSOS OWNERS INC., a corporation incorporated under the I.ws of the Marshall Islands with registered number 56857 whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as guarantor (the "Guarantor" or the "Original Guarantor").

(3)	THE FINANCIAL INSTITUTIONS listed in Part C of Schedule 1 (The Lenders) as original commercial lenders (the "Original Commercial Lenders");
(4)	THE FINANCIAL INSTITUTIONS listed in Part C of Schedule 1 (The Lenders) as original lenders under the Kexim Guaranteed Facility (the "Original Kexim Guaranteed Lenders");
(5)	THE EXPORT-IMPORT BANK OF KOREA of 38 Eunhaeng-ro, Yeongdeungpo-gu, Seoul, 150-996, Republic of Korea as lender under the Kexim Direct Facility ("Kexim");
(6)	DNB BANK ASA and DVB BANK SE (AMSTERDAM BRANCH) as mandated lead arrangers (the "Mandated Lead Arrangers");
(7)	DNB BANK ASA and DVB BANK SE (AMSTERDAM BRANCH) as hedge counterparties (the "Hedge Counterparties");
(8)	DNB BANK ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway, as agent for the Kexim Guaranteed Lenders (the "Kexim Guarantee Agent");
(9)	DNB BANK ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway, as bookrunner (the "Kookrunner") and coordinator (the "Coordinator");
(10)	DNB BANK ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway, as agent of the other Finance Parties (the "Facility Agent"); and
(11)	DNB BANK ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway, as security agent for the Secured Parties (the "Security Agent").
BACKGROUND
(A)
~~The~~ By the facility agreement dated 13 February 2015 the Lenders ~~have~~ agreed to make available to the Borrower facilities of up to USD 475,000,000 in aggregate for the purposes of financing post-delivery no more than 70 per cent. of the Market Value of the Drillship on or around the Delivery Date, which ~~is to be~~ was constructed by the Builder for, and purchased by, the Drillship Owner pursuant to the Building Contract.

~~(B)~~
~~The Borrower may enter into interest rate swap transactions with Hedge Counterparties under theHedging Agreements to hedge its exposure under this Agreement to interest rate fluctuations (but not for speculative purposes).~~

(B)	By the Amending and Restating Agreement, the Finance Parties agreed to certain amendments to the facility agreement and the other Finance Documents.

(C)	This Agreement sets out the terms and conditions of the facility agreement as amended and restated by the Amending and Restating Agreement.

SECTION 1
INTERPRETATION
1	DEFINITIONS AND INTERPRETATION
1.1	Definitions
In addition to the terms defined elsewhere in this Agreement, in this Agreement:
"Account Bank" means DNB Bank ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway.
"Accounting Principles" means generally accepted accounting principles in the United States of America (US GAAP) or IFRS.
"Accounts" means any Earnings Account ~~and~~, the Retention Account and the Operating Account.
"Account Security" means each document creating security in respect of any Account, in agreed form.
"Additional Guarantor" means any company acceding to this Agreement as a Guarantor in accordance with Clause ~~21.11~~22.11 (New Guarantors).
"Advance" means a borrowing of a Facility under this Agreement.
"Affiliate" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.
"Amending and Restating Agreement" means the amending and restating agreement dated 31 August 2016 and made between, amongst others, (i) the Borrower, (ii) the Guarantor, (iii) Ocean Rig UDW Inc., (iv) the Original Commercial Lenders, (v) the Original Kexim Guaranteed Lenders, (vi) Kexim, (vii) the Mandated Lead Arrangers, (viii) the Hedge Counterparties and (ix) DNB Bank ASA as the Kexim Guarantee Agent, the Coordinator, the Facility Agent and the Security Agent.
"Applicable Margin" means:
(a)	the Commercial Facility Margin for the Commercial Facility;
(b)	the Kexim Direct Facility Margin for the Kexim Direct Facility; and
(c)	the Kexim Guaranteed Facility Margin for the Kexim Guaranteed Facility.
"Approved Broker" means Pareto, IHS, Fearnleys AS, RS Platou, Clarkson and any other independent sale and purchase shipbroker acceptable to the Majority Lenders.
"Approved Classification" means class of the highest level with the Approved Classification Society.
"Approved Classification Society" means American Bureau of Shipping, Det Norske Veritas, Lloyd's Register or any other classification society approved in writing by the Facility Agent acting with the authorisation of the Majority Lenders.
"Approved Flag" means the Marshall Islands.

"Assignment Agreement" means an agreement substantially in the form set out in Schedule 5 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee.
"Assignment of Hedging Agreements" means the assignment creating Security over the Borrower's rights and interests in any Hedging Agreement, in agreed form.
"Assignment of Intra-Group Loan" means the assignment creating Security over all rights of any lender under any Intra-Group Loan, in agreed form.
"Assignment of Put and Call Option Agreement" means the assignment in favour of the Security Agent creating Security over all proceeds and rights of the Borrower under the Put and Call Option Agreement, in agreed form.
"Assignment of Satisfactory Drilling Contract" means an assignment or pledge creating Security in respect of the rights (of any of them) of the Drillship Owner and/or (if relevant) any Intra-Group Charterer under any Satisfactory Drilling Contract, in agreed form.
"Assignment of Total Drilling Contract" means the French law pledge dated 5 March 2015 creating Security in respect of the earnings of the Drillship Owner under the Total Drilling Contract.
"Authorisation" means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation, legalisation or registration.
"Availability Period" means, in relation to each Facility, the period from and including the date of this Agreement to and including the earlier of the Utilisation Date and 30 April 2015.
"Available Commitment" means a Lender's Commitment minus:
(a)	the amount of its participation in all Advances made; and
(b)	in relation to any proposed Utilisation, the amount of its participation in any Advance that is due to be made on or before the proposed Utilisation Date.
"Available Facility" means the aggregate for the time being of each Lender's Available Commitment.
"Bail-In Action" means the exercise of any Write-down and Conversion Powers.
"Bail-In Legislation" means:
(a)
in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014f59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule  from time to time: and

(b)	in relation to any other state, any analogous law or regulation from time to time which requires contractual recognition and Write-down and Conversion Powers contained in that law or regulation.
"Bareboat Charter" means any bareboat charter in relation to the Drillship entered into or to be entered into between any Intra-Group Charterer and the Drillship Owner.
"Basel III" means, together:
(a)	the agreements on capital requirements, a leverage ratio and liquidity standards contained in "Basel Ill: A global regulatory framework for more resilient banks and banking systems", "Basel Ill: International framework for liquidity risk measurement, standards and monitoring" and "Guidance for national authorities operating the countercyclical capital buffer" published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;
(b)
the rules for global systemically important banks contained in "Global systemically important banks: assessment methodology and the additional loss absorbency requirement - Rules text" published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and

(c)	any further guidance or standards published by the Basel Committee on Banking Supervision relating to "Basel III".
"Break Costs" means the amount (if any) by which:
(a)
the interest calculated on the basis of LIBOR only (excluding the Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Facility or an Unpaid Sum to the last day of the current Interest Period in respect of the Facility or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period exceeds
(b)
the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Interbank Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

"Budget" shall have the meaning given to it in Clause 19.5 (Budget).
"Budget Month" chall have the meaning given to it in Clause 19.5 (Budget).
"Builder" means Samsung Heavy Industries Co. Ltd., Korea.
"Building Contract" means the building contract for the Drillship dated 20 September 2012 and made between the Builder and the Drillship Owner for the construction by the Builder of the Drillship and the purchase of the Drillship by the Drillship Owner.
"Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business in Amsterdam, Athens, Frankfurt, London, Oslo, Switzerland, New York and Seoul.
"CAPEX" shall have the meaning given to it in Clause 19.5 (Budget).
"Cash" means in relation to any member of the Restricted Group:
(a)	cash in hand legally and beneficially owned by it; and
(b)
cash deposits legally and beneficially owned by it, and which are deposited with (i) a Lender, (ii) any other deposit taking institution having a rating of at least A- from Standard & Poor's Rating Group Services or the equivalent with any other principal credit rating agency in the United States of America or Europe acceptable to the Facility Agent (acting with the authorisation of the Majority Lenders) or (iii) any other bank or financial institution approved by the Facility Agent (acting with the authorisation of the Majority Lenders) which in each case:

(i)	is free from any Security, other than pursuant to the Transaction Security;

(ii)	is otherwise at the free and unrestricted disposal of the member of the Restricted Group who owns it; and
(iii)
in the case of cash deposits held by a member of the Restricted Group other than an Obligor, is (in the opinion of the Facility Agent, based upon such documents and evidence as the Facility Agent may require the Borrower to provide in order to form the basis of such opinion) capable or, upon the occurrence of an Event of Default under this Agreement, would become capable of being paid without restriction to an Obligor within five Business Days of its request or demand therefore either by way of a dividend or by way of a repayment of principal (or the payment of interest thereon) in respect of Intra-Group Loan from the relevant Obligor to that member of the Restricted Group.

"Cash Equivalent" means at any time:
(a)
any investment in marketable debt obligations issued or guaranteed by (i) a government or (ii) an instrumentality or agency of a government and in respect of (i) and (ii) having a credit rating of either A-1 or higher by Standard & Poor's Rating Group Services or the equivalent with any other principal credit rating agency in the United States of America or Europe, maturing within one year after the relevant date of calculation and not convertible or exchangeable to any other security;

(b)	commercial paper (debt obligations) not convertible or exchangeable to any other security:
(i)	for which a recognised trading market exists;
(ii)	issued by an issuer incorporated in the United States of America, the United Kingdom or Norway;
(iii)	which matures within one year after the relevant date of calculation; and
(iv)
which has a credit rating of at least A-1 or higher by Standard & Poor's Rating Group Services or the equivalent with any other principal credit rating agency in the United States of America or Europe;

(c)
any investment in money market funds which (i) have a credit rating of either A-1 or higher by Standard & Poor's Rating Group Services or the equivalent with any other principal credit rating agency in the United States of America or Europe, (ii) which invest substantially all their assets in securities of the types described in paragraphs (a) to (b) above and (iii) can be turned into cash on not more than five days' notice; or

(d)	any other debt security approved by the Facility Agent (acting with the authorisation of the Majority Lenders), in each case, to which a member of the Restricted Group is alone (or together with the another member of the Restricted Group) beneficially entitled at that time and which is not issued or guaranteed by a member of the Restricted Group or subject to any Security.
"Charged Property" means all of the assets which from time to time are, or are expressed to be, the subject of the Transaction Security.
"Charter" means any Satisfactory Drilling Contract and any Bareboat Charter.
"Client" means, in the case of the ~~initial Satisfactory~~ Total Drilling Contract, Total E&P Congo, and ~~otherwise~~, in the case of any Satisfactory Drilling Contract, a reputable oil major, independent oil company or national oil company acceptable to the Majority Lenders.

"Code" means the United States Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.
"Commercial Facility" means the Commercial Facility of up to USD 175,000,000 made available under this Agreement as described in Clause 2.1 (Facility).
"Commercial Facility Balloon" has the meaning given to it in Clause 6.1 (Repayment of Advances).
"Commercial Facility Loan" means the principal amount of the Commercial Facility for the time being outstanding under this Agreement.
"Commercial Facility Margin" means, in relation to the Commercial Facility, 210 basis points per annum.
"Commercial Facility Termination Date" means the date falling five years after the Utilisation Date, but not later than 30 April 2020.
"Commercial Facility Termination Date Balance" has the meaning given to it in Clause 6.1 (Repayment of Advances).
"Commercial Lender Commitment" means:
(a)
in relation to an Original Commercial Lender, the aggregate of the amounts set opposite its name under the heading "Commitment" in Part C of Schedule 1 (The Parties) and the amount of any other Commercial Lender Commitment transferred to it under this Agreement; and

(b)	in relation to any other Commercial Lender, the amount of any Commercial Lender Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement.
"Commercial Lender" means:
(a)	any Original Commercial Lender; and
(b)
any bank, financial institution, trust, fund or other entity which has become a Party as a Lender in relation to the Commercial Facility in accordance with Clause ~~27.1~~ 28.1 (27.1 Assignments and transfers by the Lenders), which in each case has not ceased to be a party in accordance with this Agreement.

"Commission" shall have the meaning given to it in Clause 19.5 (Budget).
"Commitment" means:
(a)	in relation to a Commercial Lender, its Commercial Lender Commitment;
(b)	in relation to Kexim or any other Lender under the Kexim Direct Facility, its Kexim Commitment;
(c)	in relation to a Kexim Guaranteed Lender, its Kexim Guaranteed Lender Commitment.
"Compliance Certificate" means a certificate in the form set out in Schedule 6 (Form of Compliance Certificate) or in any other form agreed between the ~~Parent~~ Borrower and the Facility Agent.

"Confidential Information" means all information relating to any Obligor, the Restricted Group, the Finance Documents or the Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facility from either:
(a)	any member of the Restricted Group or any of its advisers; or
(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Restricted Group or any of its advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:
(i)	is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause ~~43~~44 (43Confidentiality); or
(ii)	is identified in writing at the time of delivery as non-confidential by any member of the Restricted Group or any of its advisers; or
(iii)
is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance party is aware, unconnected with the Restricted Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.

"Corresponding Debt" means any amount, other than any Parallel Debt, which an Obligor owes to a Secured Party under or in connection with the Finance Documents.
"CRD IV" means Directive 2013/36/EU of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 200 2/87/EC and repealing Directive 200 6/48/EC and 2006/49/EC.
"CRR" means Regulation (EU) no. 575/2013 of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending regulation (EU) No. 648/2012.
"Current Assets" means, on any date, the aggregate value of the assets of ~~the Group (on a consolidated basis) or, as the case may be,~~ the Borrower (on a consolidated basis) which are treated as current assets in accordance with the applicable Accounting Principles.
"Current Liabilities" means, on any date, the aggregate amount of all liabilities of ~~the Group (on a consolidated basis) or, as the case may be,~~ the Borrower (on a consolidated basis) which are treated as current liabilities in accordance with the applicable Accounting Principles, but excluding the short term portion of long term debt.
"Current Ratio" means the ratio of Current Assets to Current Liabilities.
"Default" means an Event of Default or a Potential Event of Default.
"Delegate" means any delegate, agent, attorney, co-trustee or other person appointed by the Security Agent.
"Delivery Date" means the date on which the Drillship is delivered by the Builder to the Drillship Owner in accordance with the Building Contract.
"Disruption Event" means either or both of:

(a)
a materiál disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with a Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other, Party:
(i)	from performing its payment obligations under the Finance Documents; or
(ii)	from communicating with other Parties in accordance with the terms of the Finance Documents, and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.
"Document of Compliance" has the meaning given to it in the ISM Code.
"dollars" and "USD" mean the lawful currency, for the time being, of the United States of America.
"Drillship" means the ultra-deepwater drillship known as Hull No. 2063 and to be named "Ocean Rig Apollo" and to be acquired by the Drillship Owner.
"Drillship Owner" means ~~Drillship Alonissos Owners Inc~~ the Guarantor.
"Earnings" means, in relation to the Drillship, all moneys whatsoever which are now, or later become, payable (actually or contingently) to any Obligor or the Security Agent and which arise out of the use or operation of the Drillship, including, but not limited to:
(a)	the following, save to the extent that any of them is, with the prior written consent of the Majority Lenders, pooled or shared with any other person:
(i)	all freight, hire and passage moneys; compensation payable to that Obligor or the Security Agent in the event of requisition of the Drillship for hire;
(iii)	remuneration for salvage and towage services;
(iv)	demurrage and detention moneys;
(v)	damages for breach (or payments for variation or termination) of any Charter;
(vi)	all moneys which are at any time payable under any Insurances in respect of loss of hire;
(vii)	all monies which are at any time payable to that Obligor in respect of general average contribution; and
(b)
if and whenever the Drillship is employed on terms whereby any moneys falling within paragraphs (i) to (vii) above are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to the Drillship.

"Earnings Account" means:
(a)	an account in the name of the Borrower, the Drillship Owner and/or any Intra-Group Charterer with the Account Bank designated "Earnings Account"; or
(b)
any other account (with that or another office of the Account Bank or with a bank or financial institution other than the Account Bank) which is designated by the Facility Agent as the Earnings Account for the purposes of this Agreement, and to which any part of the Earnings of the Drillship may be paid.

"EBITDA" means the earnings before interest expenses, taxes, depreciation and amortization of ~~the Group (on a consolidated basis), or, as the case may be,~~ the Borrower (on a consolidated basis) not taking into account any exceptional or extraordinary items (including any gain or loss on the sale of any asset) on a consolidated basis for the previous period of 12 Months.
"EEA Member Country" means any member state of the European Union, Iceland, Liechtenstein and Norway.
"Effective Date" has the meaning given to it in the Amending and Restating Agreement.
"EU Bail-In Legislation Schedule" means the document described as such and published by the Loan Market Association (or any successor person) from time to time.
"Environmental Approval" means any present or future permit, ruling, variance or other Authorisation required under Environmental Laws.
"Environmental Claim" means any claim by any governmental, judicial or regulatory authority or any other person which arises out of an Environmental Incident or an alleged Environmental Incident or which relates to any Environmental Law and, for this purpose, "claim" includes a claim for damages, compensation, contribution, injury, fines, losses and penalties or any other payment of any kind, including in relation to clean-up and removal, whether or not similar to the foregoing; an order or direction to take, or not to take, certain action or to desist from or suspend certain action; and any form of enforcement or regulatory action, including the arrest or attachment of any asset.
"Environmental Incident" means, in relation to the Drillship:
(a)
any release, emission, spill or discharge into the Drillship or into or upon the air, sea, land or soils (including the seabed) or surface water of Environmentally Sensitive Material within or from the Drillship; or

(b)
any incident in which Environmentally Sensitive Material is released, emitted, spilled or discharged into or upon the air, sea, land or soils (including the seabed) or surface water from a vessel other than the Drillship and which involves a collision between the Drillship and such other vessel or some other incident of navigation or operation, in either case, in connection with which the Drillship is actually or potentially liable to be arrested, attached, detained or injuncted and/or the Drillship and/or any Obligor and/or the Manager, Client or any other operator of the Drillship is at fault or allegedly at fault or otherwise liable to any legal or administrative action; or

(c)
any other incident in which Environmentally Sensitive Material is released, emitted, spilled or discharged into or upon the air, sea, land or soils (including the seabed) or surface water otherwise than from the Drillship and in connection with which the Drillship is actually or potentially liable to be arrested and/or where any Obligor and/or the Manager, Client or any other operator of the Drillship is at fault or allegedly at fault or otherwise liableto any legal or administrative action, other than in accordance with an Environmental Approval.
"Environmental Law" means any present or future law relating to pollution or protection of human health or the environment, to conditions in the workplace, to the carriage, generation, handling, storage, use, release or spillage of Environmentally Sensitive Material or to actual or threatened releases of Environmentally Sensitive Material.
"Environmentally Sensitive Material" means and includes all contaminants, oil, oil products, toxic substances and any other substance (including any chemical, gas or other hazardous or noxious substance) which is (or is capable of being or becoming) polluting, toxic or hazardous.
"Equity" means, on any date, ~~the Group's (on a consolidated basis), or, as the case may be,~~ the Borrower's (on a consolidated basis) nominal book value of equity treated as equity in accordance with the applicable Accounting Principles.
"Equity Ratio" means the ratio of Equity to Total Assets.
"Event of Default" means any event or circumstance specified as such in Clause ~~26~~27 (26 Events of Default).
"Excess Cash Flow" has the meaning given to it in Clause 26.1 (25.1 Payment of Earnings).
"Facility" means any of the Commercial Facility, the Kexim Direct Facility and the Kexim Guaranteed Facility, and "Facilities" shall mean all of them.
"Facility Office" means the office or offices notified by a Lender to the Facility Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement.
"FATCA" means:
(a)	sections 1471 to 1474 of the Code or any associated regulations;
(b)
any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or

(c)
any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

"FATCA Application Date" means:
(a)	in relation to a "withholdable payment" described in section 1473(1)(Á)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014;
(b)
in relation to a "withholdable payment" described in section 1473(1)(A)(ii) of the Code (which relates to "gross proceeds" from the disposition of property of a type that can produce interest from sources within the US), 1 January 2017; or

(c)	in relation to a "passthru payment" described in section 1471(d)(7) UI the LUUe not falling within paragraphs (a) or (b) above, 1 January 2017,

or, in each case, such other date from which such payment may become subject to a deduction or withholding required by FATCA as a result of any change in FATCA after the date of this Agreement.
"FATCA Deduction" means a deduction or withholding from a payment under a Finance Document required by FATCA.
"FATCA Exempt Party" means a Party that is entitled to receive payments free from any FATCA Deduction.
"Fee Letter" means any letter or letters designated as a fee letter setting out any of the fees referred to in Clause 11 (Fees).
"Finance Document" means:
(a)	this Agreement;
(b)	any Fee Letter;
(c)	any Hedging Agreement;
(d)	the Trust Agreement;
(e)	the Put and Call Option Agreement;
(f)	~~(d)~~any Account Security;
(g)	~~(e)~~any Shares Security;
(h)	~~(f)~~the Mortgage;
(i)	~~(g)~~any General Assignment;
(j)	the Pledge of Beneficial Interest in Trust;
(k)	any Assignment of Put and Call Option Agreement;
(l)	~~(h)~~any Assignment of Hedging Agreements;
(m)	the Assignment of Total Drilling Contract;
(n)	~~(i)~~any Assignment of Satisfactory Drilling Contract;
(o)	~~(j)~~any Assignment of Intra-Group Loan;
(p)	~~(k)~~the Manager's Undertaking;
(q)
~~(l)~~any other document (whether or not it creates Security) which is executed as security for, or for the purpose of establishing a priorities subordination arrangement in relation to, the Secured Liabilities; and

(r)	~~(m)~~any other document designated as such by the Facility Agent and the Borrower.
"Finance Party" means the Bookrunner, the Coordinator, the Facility Agent, the Security Agent, the Kexim Guarantee Agent, any Mandated Lead Arranger, any Hedge Counterparty and any Lender.
"Financial Indebtedness" means any indebtedness for or in respect of:

(a)	moneys borrowed;
(b)	any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;
(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;
(d)	the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with the applicable Accounting Principles, be treated as a finance or capital lease;
(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);
(f)	any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;
(g)
any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);

(h)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and
(i)	the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.
"G&A" shall have the meaning given to it in Clause 19.5 (Budget).
"General Assignment" means the general assignment creating security in respect of the Earnings, the Insurances and any Requisition Compensation relating to the Drillship in agreed form.
~~"Group" means the Parent and its Subsidiaries from time to time.~~
"Guarantors" means the Original ~~Guarantors~~ Guarantor and any Additional Guarantors.
"Hedging Agreement" means any master agreement, confirmation, schedule or other agreement entered into or to be entered into by the Borrower and a Hedge Counterparty for the purpose of hedging the interest rate liabilities and/or the exchange rate risks of the Borrower of, and in relation to, the Facilities (and designated as such), provided always that the parties' obligations are to be netted at market price either on a continuous basis or upon default.
"Holding Company" means, in relation to a person, any other person in respect of which it is a Subsidiary.
"IFRS" means international accounting standards within the meaning of the IAS Regulation 1606/2002 (as from time to time amended).
"Indemnified Person" has the meaning given to it in Clause 14.2 (Other indemnities).
"Insurances" means, in relation to the Drillship:
(a)
all policies and contracts of insurance, including entries of the Drillship in any protection and indemnity or war risks association, effected in respect of the Drillship, its Earnings or otherwise in relation to the Drillship; and

(b)	all rights and other assets relating to, or derived from, any of such policies, contracts or entries, including any rights to a return of premium.
"Insurance Value" has the meaning given to it in Clause ~~22.3~~ 23.3 (Terms of obligatory insurances).
~~"Interest Cover Ratio" menas the ratio of EBITDA to the Group's consolidated interest expenses for the previous period of 12 Months.~~
"Interest Period" means, in relation to an Advance or a Facility, each period determined in accordance with Clause 9 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 8.3 (Default interest).
"Interim Maturity Date" has the meaning given to it in the Put and Call Option Agreement.
"Intra-Group Charterer" means Ocean Rig Global Chartering Inc. or any other company within the Restricted Group becoming party to a Satisfactory Drilling Contract with a Client.
"Intra-Group Loan" means any current or future intra-group loan owed by an Obligor to ~~the Parent,~~ another Obligor or any other member of the Restricted Group, which shall in each case be required to be subordinated and subject to Security in accordance with Clause ~~21.19~~ 22.19 (21.19Subord ination ).
"ISM Code" means the International Safety Management Code for the Safe Operation of Ships and for Pollution Prevention (including the guidelines on its implementation), adopted by the International Maritime Organisation, as the same may be amended or supplemented from time to time.
"ISPS Code" means the International Ship and Port Facility Security (ISPS) Code as adopted by the International Maritime Organization's (IMO) Diplomatic Conference of December 2002, as the same may be amended or supplemented from time to time.
"ISSC" means an International Ship Security Certificate issued under the ISPS Code.
"Kexim Commitment" means:
(a)
in relation to Kexim, the aggregate of the amounts set opposite its name under the heading "Commitment" in Part C of Schedule 1 (The Parties) and the amount of any other Kexim Commitment transferred to it under this Agreement; and

(b)	in relation to any Lender under the Kexim Direct Facility, the amount of any Kexim Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement.
"Kexim Direct Facility" means the Kexim Direct Facility of up to USD 175,000,000 made available under this Agreement as described in clause 2.1 (Facility).
"Kexim Direct Facility Loan" means the principal amount of the Kexim Direct Facility for the time being outstanding under this Agreement.
"Kexim Direct Facility Margin" means 210 basis points per annum.
"Kexim Facility" means the Kexim Direct Facility and the Kexim Guaranteed Facility, and "Kexim Facilities" shall mean both of them.
"Kexim Facility Termination Date" means, in relation to each Kexim Facility, the date falling 12 years after the Utilisation Date, but not later than 30 April 2027 and subject to the provisions of Clause ~~7.5~~7.4 (7.5Kexim prepayment option).

"Kexim Guarantee" means the guarantee issued or to be issued by the Kexim Guarantor in favour of the Kexim Guaranteed Lenders pursuant to which the Kexim Guarantor has guaranteed or will guarantee the payment to the Kexim Guaranteed Lenders of 100 per cent. of the Kexim Guaranteed Facility Loan outstanding from time to time and accrued interest on that.
"Kexim Guarantee Premium" means, in relation to the Kexim Guarantee, the sums payable from time to time to the Kexim Guarantor in accordance with Clause 11.3 (Kexim Guarantee Premium) and as stipulated in the Kexim Guarantee.
"Kexim Guaranteed Facility" means the Kexim Guaranteed Facility of up to USD 125,000,000 made available under this Agreement as described in clause 2.1 (Facility).
"Kexim Guaranteed Facility Loan" means the principal amount of the Kexim Guaranteed Facility for the time being outstanding under this Agreement.
"Kexim Guaranteed Facility Margin" means 147 basis points per annum.
"Kexim Guaranteed Lender Commitment" means:
(a)
in relation to an Original Kexim Guaranteed Lender, the aggregate of the amounts set opposite its name under the heading "Commitment" in Part C of Schedule 1 (the Lenders) and the amount of any other Kexim Guaranteed Lender Commitment transferred to it under this Agreement; and

(b)	in relation to any other Kexim Guaranteed Lender, the amount of any Kexim Guaranteed Lender Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement.
"Kexim Guaranteed Lender" means:
(a)	any Original Kexim Guaranteed Lender; and
(b)
any bank, financial institution, trust, fund or other entity which has become a Party as a Lender in relation to the Kexim Guaranteed Facility in accordance with Clause ~~27.1~~ 28.1 (27.1Assignments and transfers by the Lenders), which in each case has not ceased to be a party in accordance with this Agreement.

"Kexim Guarantor" means The Export-Import Bank of Korea of 38 Eunhaeng-ro, Yeongdeungpo-gu, Seoul, 150-996, Republic of Korea in its capacity as the issuer of the Kexim Guarantee.
"Lender" means:
(a)	Kexim;
(b)	the Original Kexim Guaranteed Lenders;
(c)	the Original Commercial Lenders; and
(d)	any New Lender,
which in each case has not ceased to be a Party in accordance with this Agreement.
~~"Leverage Ratio" means the Net Funded Debt divided by EBITDA.~~

"LIBOR" means, in relation to any Advance, the Loan, any part of the Loan or any Unpaid Sum:
(a)	the applicable Screen Rate; or
(b)	if no Screen Rate is available for the currency of that Advance, the Loan, that part of the Loan or that Unpaid Sum), the Reference Bank Rate, as of the Specified Time on the Quotation Day for dollars for that Advance, the Loan, that part of the Loan or that Unpaid Sum and for a period equal in length to the Interest Period of that Advance, the Loan, that part of the Loan or that Unpaid Sum and, if any such rate is below zero, LIBOR shall be deemed to be zero.
"LMA" means the Loan Market Association.
"Loan" means the aggregate amount of the Commercial Facility Loan, the Kexim Direct Facility Loan and the Kexim Guaranteed Facility Loan outstanding under this Agreement from time to time.
"Major Casualty" means any casualty to the Drillship in respect of which the claim or the aggregate of the claims against all insurers, before adjustment for any relevant franchise or deductible, exceeds USD 15,000,000 or the equivalent in any other currency.
"Majority Lenders" means:
(a)	if no Advance has yet been made, a Lender or Lenders whose Commitments aggregate more than 66% per cent. of the Total Commitments; or
(b)
at any other time, a Lender or Lenders whose participations in the Loan aggregate more than 66% per cent. of the amount of the Loan then outstanding or, if the Loan has been repaid or prepaid in full, a Lender or Lenders whose participations in the Loan immediately before repayment or prepayment in full aggregate more than 66% per cent. of the Loan immediately before such repayment, however always to include a minimum of two Commercial Lenders.

"Manager" means a ~~Subsidiary of the Parent~~ any company or companies approved in writing by the Facility Agent, acting with the authorisation of the Majority Lenders, ~~or any other company approved by the Majority Lenders,~~ serving as the manager of the Drillship, as of the Effective Date being Ocean Rig Management Inc. and TMS Offshore Services Ltd.
"Manager Change of Control" any event or circumstance whereby the ultimate beneficial owners of a Manager (being Ocean Rig Management Inc. or TMS Offshore Service Ltd) cease to control that Manager, except any event or circumstance following the occurrence of which George Economou is appointed (or remains) and continues as chief executive officer of the ultimate beneficial owner of that Manager. For the purposes of this definition "control" means:
(a)
the power (whether by way of ownership of shares, proxy, contract. agency or otherwise) to cast or control the casting of, more than 50 per cent. of the maximum number of votes that might be cast at a general meeting of a Manager; or appoint or  remove all, or the majority, of the directors or other equivalent officers of either Manager; give directions with respect to the operating and financial policies of either Manager with which the directors or other equivalent officers of either Manager are obliged to comply; and/or

(b)
the holding beneficially of mor than 50 per cent. of the issued share capital of a Manager (excluding any part of that issued share capital that carries no ri•ht to participate beyond a specified amount in a distribution of either profits or capital).

"Manager's Undertaking" means a letter of undertaking from the Manager (or each Manager, as the case may be) subordinating ~~the~~ its rights ~~of the Manager~~ against the Drillship and the Obligors to the rights of the Finance Parties and ensuring no Manager Change of Control, in agreed form.
"Market Disruption Event" has the meaning given to it in Clause 10.2 (Market disruption).
"Market Value" means, at any date, the market value of the Drillship shown by the average of two valuations (or, if the two valuations differ by a margin of more than 10 per cent., three valuations and it being understood that the third Approved Broker shall be appointed by the Facility Agent), each prepared at the cost of the Borrower and addressed to the Facility Agent:
(a)	as at a date not more than 14 days previously (or, in relation to the valuations delivered pursuant to paragraph 3.4 of Part B of Schedule 2 (Conditions Precedent), 30 days previously);
(b)	by an Approved Broker;
(c)	with or without physical inspection of the Drillship (as the Facility Agent may require); and
(d)	on the basis of a sale for prompt delivery for cash on normal arm's length commercial terms as between a willing seller and a willing buyer, free of any charter contract, after deducting the estimated amount of the usual and reasonable expenses which would be incurred in connection with the sale.
"Material Adverse Effect" means a material adverse effect on:
(a)	the business, operations, property, condition (financial or otherwise) or prospects of any member of the Restricted Group or the Restricted Group as a whole; or
(b)	the ability of any Obligor to perform its obligations under any Finance Document; or
(c)
the validity or enforceability of, or the effectiveness or ranking of any Security granted or intended to be granted pursuant to any of, the Finance Documents or the rights or remedies of any Finance Party under any of the Finance Documents.

"Month" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:
(a)
(subject to paragraph (c) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(b)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and
(c)	if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.
The above rules will only apply to the last Month of any period.

"Monthly OPEX Transfer" has the meaning given to it in Clause 26.1 (25.1Payment of Earnings).
"Mortgage" means the first preferred Marshall Islands ship mortgage agreed on the Drillship ~~in agreed form~~ dated 5 March 2015, as amended and supplemented by the Mortgage Addendum.
"Mortgage Addendum" means an addendum to the Mortgage dated on or prior to the Effective Date.
~~"Net Funded Debt" means on a consolidated basis all interest bearing debt for the Group less Cash and Cash Equivalents less restricted cash (provided however that any debt related to any new drilling unit shall only be taken into account from the earlier of (i) 12 Months after the start of its operations and (ii) 15 Months after its delivery date).~~
"New Lender" means any bank or financial institution which has become a Party in accordance with Clause ~~27~~28 (27Changes to the Lenders).
"Obligor" means the Borrower and the Guarantors at any time, including any Additional Guarantors.
"Operating Account" means:
(a)	an account in the name of the Drillship Owner with the Account Bank designated "Operating Account"; or
(b)
any other account (with that or another office of the Account Bank or wi h a bank or financial institution other than the Account Bank) which is designated by the Facility Agent as the Operating Account for the purposes of this Agreement.

"OPEX" shall hav the meaning given to it in Clause 19.5 (Budget).
"Original Financial Statements" means ~~the audited consolidated financial statements of the Parent and the~~ unaudited consolidated financial statements of the Borrower for the financial year ended 31 December 2013.
"Overseas Regulations" means the Overseas Companies Regulations 2009 (SI 2009/1801).
"Parallel Debt" has the meaning ascribed to it in Clause ~~30.2~~31.2 (30.2Parallel Debt (Covenant to pay the Security Agent)).
~~"Parent" means Ocean Rig UDW Inc.~~
"Participating Member State" means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.
"Party" means a party to this Agreement and, where the context so permits, a party to another Finance Document.
~~"Permitted Holders" means George Economou, his direct linear descendants, the personal estate of any of the aforementioned persons and any trust for the benefit of one or more of the aforementioned persons and their estate, or beneficially majority owned or controlled corporations, or DryShips Inc. or any company controlled by DryShips Inc.~~
"Permitted Operating Expenses" has the meaning given to it in Clause 19.5 (Budget).

"Permitted Security" means:
(a)	Security created by the Finance Documents;
(b)	Security disclosed in writing to the Facility Agent prior to the date of this Agreement and acceptable to the Facility Agent;
(c)	liens for unpaid master's and current crew's wages in accordance with usual maritime practice;
(d)	liens for salvage;
(e)	any ship repairer's or outfitter's possessory lien arising by operation of law and not exceeding USD 2,500,000; and
(f)	any other liens incurred in the ordinary course of operating such Drillship by operation of law and securing obligations not more than 30 days overdue and not exceeding USD 2,500,000.
"Pledge of Beneficial Interest in Trust" means a pledge creating Security in favour of the Security Agent of the whole beneficial interest of each of the Purchaser and the Borrower in the Trust, in agreed form.
"Potential Event of Default" means any event or circumstance specified in Clause ~~26~~ 27 (26Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.
"Protected Party" has the meaning given to it in Clause 12.1 (Definitions).
"Purchaser" means Ocean Rig UDW Inc.
"Put and Call Option Agreement" means a put and call option agreement regarding the shares in the Drillship Owner to be made between the Borrower, the Drillship Owner and  the Purchaser, in agreed form.
"Put and Call Receipts" has the meaning given to it in Clause 26.2 (Receipt of amounts under the Put and Call Option Agreement).
"Put Option Time" has the meaning given to it in the Put and Call Option Agreement.
"Quarter Date" means 31 March, 30 June, 30 September and 31 December.
"Quotation Day" means, in relation to any period for which an interest rate is to be determined, two Business Days before the first day of that period unless market practice differs in the Relevant Interbank Market in which case the Quotation Day will be determined by the Facility Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of those days).
"Receiver" means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Property.
"Reference Bank Rate" means the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Facility Agent at its request by the Reference Banks as the rate at which the relevant Reference Bank could borrow funds in the London interbank market in dollars for the relevant period, were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in that currency and for that period.

"Reference Banks" means DNB Bank ASA, Credit Suisse AG and such other Lender as may be appointed by the Facility Agent in consultation with the Borrower.
"Relevant Interbank Market" means the London interbank market.
"Relevant Jurisdiction" means, in relation to an Obligor:
(a)	its jurisdiction of incorporation;
(b)
any jurisdiction where any asset subject to, or intended to be subject to, any of the Transaction Security created, or intended to be created, under the Finance Documents to which it is a party is situated;

(c)	any jurisdiction where it conducts its business; and
(d)	the jurisdiction whose laws govern the perfection of any of the Transaction Security created, or intended to be created, under the Finance Documents to which it is a party.
"Relevant Person" means:
(a)	each member of the Restricted Group; and
(b)	each of its directors and officers, employees, agents and representatives.
"Repayment Date" means the date falling three Months after the Utilisation Date and each date falling at three monthly intervals thereafter or, after the Effective Date, falling at monthly intervals thereafter.
"Repayment Instalment" has the meaning given to it in Clause 6.1 (Repayment of Advances).
"Repeating Representation" means each of the representations set out in Clause 18 (Representations) except Clause ~~18.36~~18.35 (Insolvency), Clause 18.9 (No filing or stamp taxes) and Clause 18.10 (Deduction of Tax) and any representation of any Obligor made in any other Finance Document that is expressed to be a "Repeating Representation" or is otherwise expressed to be repeated.
"Representative" means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.
"Requisition" means, in relation to the Drillship:
(a)
any expropriation, confiscation, requisition or acquisition of the Drillship, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a government or official authority (excluding a requisition for hire for a fixed period not exceeding one year without any right to an extension) unless it is within 30 days redelivered to the full control of the Drillship Owner; and

(b)	any arrest, capture, seizure or detention of the Drillship (including any hijacking or theft) unless it is within 30 days redelivered to the full control of the Drillship Owner.
"Requisition Compensation" includes all compensation or other moneys payable by reason of any Requisition.
"Resolution Authority" means any body which has authority to exercise any Write-down and Conversion Powers.

"Restricted Group" means the Borrower ~~and its~~, the Drillship Owner and their respective Subsidiaries from time to time, including for the avoidance of doubt ~~the Drillship Owner and~~ any Intra-Group Charterer.
"Restricted Party" means a person that is:
(a)	listed on any Sanctions List or targeted by Sanctions (whether designated by name or by reason of being included in a class of person);
(b)
located in or incorporated under the laws of any country or territory that is the target of comprehensive, country- or territory-wide Sanctions which attach legal effect to being located in or incorporated under the laws of any country or territory that is the target of comprehensive, country or territory-wide Sanctions; or

(c)	directly or indirectly owned or controlled by, or acting on behalf, at the direction or for the benefit of, a person referred to in (a) and/or (to the extent relevant under Sanctions) (b) above.
"Retention Account" means:
(a)	an account in the name of the Borrower with the Account Bank designated "Retention Account"; or
(b)
any other account (with that or another office of the Account Bank or with a bank or financial institution other than the Account Bank) which is designated by the Facility Agent as the Retention Account for the purposes of this Agreement.

"Safety Management Certificate" has the meaning given to it in the ISM Code.
"Safety Management System" has the meaning given to it in the ISM Code.
"Sanctions" means any laws, regulations or orders concerning any trade, economic or financial sanctions or embargoes administered by any Sanctions Authority.
"Sanctions Authority" means the Norwegian State, the United Nations, the European Union, the Member States of the European Union, the United States of America, Switzerland, Hong Kong, Singapore and any authority acting on behalf of any of them in connection with Sanctions.
"Sanctions List" means:
(a)	the lists of Sanctions designations and/or targets maintained by any Sanctions Authority; and/or
(b)	any other Sanctions designation or target listed and/or adopted by a Sanctions Authority, in all cases, from time to time.
~~the drilling contract for (a) the Drillship (contract number 4640002125) dated 30 July 2013 and made between (i) Ocean Rig Global Chartering Inc., as later novatcd to the Drillship Owner pursuant to a novation agreement dated 3 December 2014 and (ii) duration of three years; or~~
"Satisfactory Drilling Contract" means~~:~~ any ~~(b) any other~~ agreement for the employment of the Drillship for drilling operations which is in form and substance customary in the offshore drilling market and acceptable to all the Lenders, entered into between the Drillship Owner or an Intra-Group Charterer and a Client, including any agreement entered into with Total as a result of the requirements in Appendix 5. Art. 11 of the Total Drilling Contract.

"Screen Rate" means the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for dollars for the relevant period displayed on page LIBOR01 or LIBOR02 of the Reuters screen (or any replacement Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Reuters. If such page or service ceases to be available, the Facility Agent may specify another page or service displaying the relevant rate after consultation with the Borrower.
"Secured Liabilities" means all present and future obligations and liabilities, actual or contingent, of the Obligors or any of them to the Secured Parties or any of them under or in connection with the Finance Documents or any of them.
"Secured Party" means each Finance Party from time to time party to this Agreement and any Receiver or Delegate.
"Security" means a mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having the effect of conferring security.
"Security Period" means the period starting on the date of this Agreement and ending on the date on which the Facility Agent is satisfied that there is no outstanding Commitment in force and that the Secured Liabilities have been irrevocably and unconditionally paid and discharged in full.
"Security Property" means:
(a)	the Transaction Security expressed to be granted in favour of the Security Agent as trustee for the Secured Parties and all proceeds of that Transaction Security;
(b)
all obligations expressed to be undertaken by an Obligor to pay amounts in respect of the Secured Liabilities to the Security Agent as trustee for the Secured Parties and secured by the Transaction Security together with all representations and warranties expressed to be given by an Obligor in favour of the Security Agent as trustee for the Secured Parties;

(c)	the Security Agent's interest in any turnover trust created under the Finance Documents;
(d)
any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Agent is required by the terms of the Finance Documents to hold as trustee on trust for the Secured Parties, except:
(i)	rights intended for the sole benefit of the Security Agent; and
(ii)	any moneys or other assets which the Security Agent has transferred to the Facility Agent or (being entitled to do so) has retained in accordance with the provisions of this Agreement.
"Selection Notice" means a notice substantially in the form set out in Part B of Schedule 3 (Requests) given in accordance with Clause 9 (Interest Periods).
"Service Contract" means a contract entered into between a member of the Restricted Group and a Client in support of a Satisfactory Drilling Contract, and under which provision of additional services or other requirements incidental to the Satisfactory Drilling Contract is agreed due to requirements set out in the Satisfactory Drilling Contract or pursuant to local content requirements in the jurisdiction of operation, always provided however that the net profits obtained under such contract are unsubstantial in relation to the total consideration payable by the Client for the overall drilling operation.
"Servicing Bank" means the Facility Agent or the Security Agent.
"Shares Security" means each document creating security in respect of the share capital and the ownership interests in each company within the Restricted Group, including any Intra-Group Charterer, in agreed form.
"Specified Time" means a time determined in accordance with Schedule 10 (Timetables).
"Subsidiary" means an entity from time to time of which a person:
(a)	has direct or indirect control; or
(b)	owns directly or indirectly more than fifty (50) per cent (votes and/or capital), for the purpose of paragraph (a), an entity shall be treated as being controlled by a person if that person is able to direct its affairs and/or control the composition of its board of directors or equivalent body.
"Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).
"Tax and Commission" has the meaning given to it in Clause 19.5 (Budget).
"Tax Credit" has the meaning given to it in Clause 12.1 (Definitions).
"Tax Deduction" has the meaning given to it in Clause 12.1 (Definitions).
"Tax Payment" has the meaning given to it in Clause 12.1 (Definitions).
"Technical Advisor" means:
(a)	strictly until the completion of the scope of work currently undertaken by Acqualis Offshore, Acqualis Offshore; and
(b)	thereafter, any other firm appointed by the Facility Agent (acting in the instructions of the Majority Lenders) in consultation with the Borrower.
"Termination Date" means the Commercial Facility Termination Date or the Kexim Facility Termination Date.
"Test Date" has the meaning given to it in Clause 26.3 (Operating Account).
"Third Parties Act" has the meaning given to it in Clause 1.5 (Third party rights).
"Total" means Total E&P Congo.
"Total Assets" means, on any date, ~~the Group's (on a consolidated basis) or, as the case may be,~~ the Borrower's (on a consolidated basis) book value of assets which are treated as assets in accordance with the applicable Accounting Principles.
"Total Commercial Facility Loan Commitment" means USD 175,000,000 as that amount may be reduced, cancelled or terminated in accordance with this Agreement.
"Total Drilling Contract" means the drilling contract for the Drillship (contract number 4640002125) dated 30 July 2013 and made between (i) Ocean Rig Global Chartering Inc., as later novated to the Drillship Owner pursuant to a novation agreement dated 3 December 2014 and (ii) Total as client, which was terminated for convenience by Total with effect on and from 21 February 2016.
"Total Kexim Direct Facility Loan Commitment" means USD 175,000,000 as that amount may be reduced, cancelled or terminated in accordance with this Agreement.
"Total Kexim Guaranteed Facility Loan Commitment" means USD 125,000,000 as that amount may be reduced, cancelled or terminated in accordance with this Agreement.
"Total Commitments" means the aggregate of the Total Commercial Facility Loan Commitment, the Total Kexim Direct Facility Loan Commitment and the Total Kexim Guaranteed Facility Loan Commitment, being USD 475,000,000 at the date of this Agreement.
"Total Loss" means, in relation to the Drillship:
(a)	actual, constructive, compromised, agreed or arranged total loss of the Drillship; or
(b)	any Requisition.
"Total Loss Date" means, in relation to the Total Loss of the Drillship:
(a)	in the case of an actual loss of the Drillship, the date on which it occurred or, if that is unknown, the date when the Drillship was last heard of;
(b)	in the case of a constructive, compromised, agreed or arranged total loss of the Drillship, the earlier of:
(i)	the date on which a notice of abandonment is given to the insurers; and
(ii)
the date of any compromise, arrangement or agreement made by or on behalf of the Borrower or the Drillship Owner with the Drillship's insurers in which the insurers agree to treat the Drillship as a total loss; and

(c)	in the case of any other type of total loss, the date (or the most likely date) on which it appears to the Facility Agent that the event constituting the total loss occurred.
"Total Termination Payments" means the termination fees payable by Total in accordance with the terms of the Total Drilling Contract.
"Transaction Security" means the Security created or intended to be created in favour of the Security Agent pursuant to the Finance Documents.
"Transfer Certificate" means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Facility Agent and the Borrower.
"Transfer Date" means, in relation to an assignment or a transfer, the later of:
(a)	the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and
(b)	the date on which the Facility Agent executes the relevant Assignment Agreement or Transfer Certificate.
"Trust" means a newly created Delaware Statutory Trust which shall be irrevocable until the expiry of the Security Period.

"Trustee" means an independent service company acting as trustee for the Trust, separately notified to and approved by the Facility Agent.
"Trust Agreement" means the agreement setting out the terms and conditions for the management and operation of the Trust to be entered into between (i) the Trustee, (ii) the Purchaser and (iii) the Borrower, in agreed form.
"UK Establishment" means a UK establishment as defined in the Overseas Regulations.
"Unpaid Sum" means any sum due and payable but unpaid by an Obligor under the Finance Documents.
"US" means the United States of America.
"US Tax Obligor" means:
(a)	a person which is resident for tax purposes in the US; or
(b)	a person some or all of whose payments under the Finance Documents are from sources within the US for US federal income tax purposes.
"Utilisation" means the utilisation of a Facility.
"Utilisation Date" means the date of the Utilisation, being the date on which the Advance is to be made.
"Utilisation Request" means a notice substantially in the form set out in Part A of Schedule 3 (Requests).
"VAT" means:
(a)
any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) or any law in force from time to time in Switzerland relating to value added tax; and

(b)
any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, or imposed elsewhere.

"Write-down and Conversion Powers" means:
(a)
in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule; and

(b)	in relation to any other applicable Bail-In Legislation:
(i)
any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the  powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and

(ii)	any similar or analogous powers under that Bail-In Legislation.

1.2	Construction
(a)	Unless a contrary indication appears, a reference in this Agreement to:
(i)
the "Account Bank", the "Facility Agent", a "Mandated Lead Arranger", the "SecurityAgent", any "Hedge Counterparty" "Finance Party" any "Secured Party", any "Obligor" or any other "person" shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

(ii)	"assets" includes present and future properties, revenues and rights of every description;
(iii)	"contingent liability" means a liability which is not certain to arise and/or the amount of which remains unascertained;
(iv)	"document" includes a deed and also a letter, fax or telex;
(v)	"expense" means any kind of cost, charge or expense (including all legal costs, charges and expenses) and any applicable Tax including VAT;
(vi)	a "Finance Document" or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended or novated;
(vii)	"indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;
(viii)
"law" includes any order or decree, any form of delegated legislation, any treaty or international convention and any regulation or resolution of the Council of the European Union, the European Commission, the United Nations or its Security Council;

(ix)	"proceedings" means, in relation to any enforcement provision of a Finance Document, proceedings of any kind, including an application for a provisional or protective measure;
(x)
a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(xi)
a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(xii)	a provision of law is a reference to that provision as amended or re-enacted;
(xiii)	a time of day is a reference to London time;
(xiv)
any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of a jurisdiction other than England, be deemed to include that which most nearly approximates in that jurisdiction to the English legal term;

(xv)	words denoting the singular number shall include the plural and vice versa; and
(xvi)	"including" and "in particular" (and other similar expressions) shall be construed as not limiting any general words or expressions in connection with which they are used.

(b)	Section, Clause and Schedule headings are for ease of reference only and are not to be used for the purposes of construction or interpretation of the Finance Documents.
(c)
Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under, or in connection with, any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(d)	A Potential Event of Default is "continuing" if it has not been remedied or waived and an Event of Default is "continuing" if it has not been waived.
1.3	Construction of insurance terms
In this Agreement:
"excess risks" means the proportion of claims for general average, salvage and salvage charges not recoverable under the hull and machinery policies in respect of the Drillship in consequence of its insured value being less than the value at which the Drillship is assessed for the purpose of such claims;
"obligatory insurances" means all insurances effected, or which the Borrower is obliged to effect, under Clause ~~22~~23 (22Insurance Undertakings) or any other provision of this Agreement or of another Finance Document;
"policy" includes a slip, cover note, certificate of entry or other document evidencing the contract of insurance or its terms;
"protection and indemnity risks" means the usual risks covered by the Rules for mobile offshore units of a protection and indemnity association, including pollution risks and the proportion (if any) of any sums payable to any other person or persons in case of collision which are not recoverable under the hull and machinery policies by reason of the incorporation in them of clause 8 of the Institute Time Clauses (Hulls) (1/10/83) or clause 8 of the Institute Time Clauses (Hulls) (1/11/1995) or the Institute Amended Running Down Clause (1/10/71) or any equivalent provision; and
"war risks" includes the risk of mines and all risks excluded by clause 23 of the Institute Time Clauses (Hulls)(1/10/83) or clause 24 of the Institute Time Clauses (Hulls) (1/11/1995) or any equivalent provision.
1.4	Agreed forms of Finance Documents
References in Clause 1.1 (Definitions) to any Finance Document being in "agreed form" are to that Finance Document:
(a)	in a form attached to a certificate dated the same date as this Agreement (and signed by the Borrower and the Facility Agent); or
(b)	in any other form agreed in writing between the Borrower and the Facility Agent acting with the authorisation of all Lenders.
1.5	Third party rights
(a)
Unless expressly provided to the contrary in a Finance Document including but not limited to Clause 16 (Costs and expenses), a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

(c)
Any Receiver, Delegate or any other person described in paragraph (b) of Clause 14.2 (Other indemnities), paragraph (b) of Clause ~~29.11 (Exclusion of liability) or paragraph (b) of Clause~~ 30.11 (29.11Exclusion of liability) or paragraph (b) of Clause 31.11 (30.11Exclusion of liability) may, subject to this Clause 1.5 (Third party rights) and the Third Parties Act, rely on any Clause of this Agreement which expressly confers rights on it.

SECTION 2
THE FACILITIES
2	THE FACILITIES
2.1	The Facilities
Subject to the terms of this Agreement, the Lenders make available to the Borrower USD senior secured credit facilities in an aggregate principal amount equal to the Total Commitments as follows:
(a)
a term loan facility which the Commercial Lenders make available in an aggregate principal amount not exceeding the Total Commercial Facility Loan Commitment, being USD 175,000,000 (the "Commercial Facility");

(b)
a term loan facility which Kexim makes available in an aggregate principal amount not exceeding the Total Kexim Direct Facility Loan Commitment, being USD 175,000,000 (the "Kexim Direct Facility"); and

(c)
a term loan facility which the Kexim Guaranteed Lenders make available in an aggregate principal amount not exceeding the Total Kexim Guaranteed Facility Loan Commitment, being USD 125,000,000 (the "Kexim Guaranteed Facility").

2.2	Finance Parties' rights and obligations
(a)
The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)
The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor shall be a separate and independent debt.

(c)	A Finance Party may not, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents.
(d)
Notwithstanding any other provision of the Finance Documents, a Finance Party may separately sue for any Unpaid Sum due to it without the consent of any other Finance Party or joining any other Finance Party to the relevant proceedings.

3	PURPOSE
3.1	Purpose
The Borrower shall apply all amounts borrowed by it under the Facilities only for the purpose of providing part financing for the Drillship to be acquired by the Drillship Owner either for payment to the Builder or in reimbursement in relation to amounts already paid to the Builder.
3.2	Monitoring
No Finance Party nor the Kexim Guarantor is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4	CONDITIONS OF UTILISATION
4.1	Initial conditions precedent
The Borrower may not deliver the Utilisation Request unless the Facility Agent has received all of the documents and other evidence listed in Part A of Schedule 2 (Conditions Precedent to the Utilisation Request), in form and substance satisfactory to the Facility Agent.
4.2	Further conditions precedent
The Lenders will only be obliged to comply with Clause 5.4 (Lenders' participation) if on the date of the Utilisation Request and on the proposed Utilisation Date and before the Advance is made available:
(a)	no Default is continuing or would result from the proposed Advance;
(b)	the Repeating Representations to be made by each Obligor are true;
~~(c)~~	~~no event described in Clause 0 (7.2 Change of control) paragraph (a) has occurred;~~
(c)
~~(d)~~the Facility Agent has received, or is satisfied it will receive when the Advance is made available, all of the documents and other evidence listed in Part B of Schedule 2 (Conditions Precedent to the Utilisation) in form and substance satisfactory to the Facility Agent.

4.3	Notification of satisfaction of conditions precedent
(a)
The Facility Agent shall notify the Borrower and the Lenders promptly upon being satisfied as to the satisfaction of the conditions precedent referred to in Clause 4.1 (Initial conditions precedent) and Clause 4.2 (Further conditions precedent).

(b)
Other than to the extent that the Majority Lenders notify the Facility Agent in writing to the contrary before the Facility Agent gives the notification described in paragraph (a) above, all the Lenders authorise (but do not require) the Facility Agent to give that notification. The Facility Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification unless directly caused by the gross negligence or wilful misconduct of the Facility Agent.

4.4	Waiver of conditions precedent
If all the Lenders and the Kexim Guarantor, at their discretion, permit an Advance to be borrowed before any of the conditions precedent referred to in Clause 4.1 (Initial conditions precedent) and Clause 4.2 (Further conditions precedent) has been satisfied, the Borrower shall ensure that that condition is satisfied within five Business Days after the Utilisation Date or such later date as the Facility Agent, acting with the authorisation of all the Lenders and the Kexim Guarantor, may agree in writing with the Borrower.

SECTION 3
UTILISATION
5	UTILISATION
5.1	Delivery of the Utilisation Request
(a)	The Borrower may utilise the Facilities by delivery to the Facility Agent of a duly completed Utilisation Request not later than the Specified Time.
(b)	The Borrower may not deliver more than one Utilisation Request in respect of the Facilities. All three Facilities must be utilised on the Utilisation Date.
5.2	Completion of the Utilisation Request
(a)	The Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:
(i)	the proposed Utilisation Date is the Delivery Date of the Drillship and is a Business Day within the applicable Availability Period;
(ii)	the currency and amount of the Utilisation comply with Clause 5.3 (Currency and amount);
(iii)	the proposed Interest Period complies with Clause 9 (Interest Periods); and
(iv)
it specifies the account of the Builder in accordance with the Building Contract and/or the account of the Drillship Owner for reimbursement to the Drillship Owner of amounts already paid to the Builder.

(a)	Only one Advance under each Facility may be requested in the Utilisation Request.
5.3	Currency and amount
(a)	The currency specified in the Utilisation Request must be dollars.
(b)	The amount of the proposed Advance must be an amount which is not more than the amount available pursuant to Clause 2.1 (The Facilities).
(c)	The Utilisation for the Drillship must be utilised pro rata across the three Facilities.
(d)	The aggregate amount of the proposed Advance must be an amount which is not more than 70 per cent. of the Market Value of the Drillship.
~~(e)~~
~~The amount of the proposed Advance must be an amount which would not oblige the Borrower to provide additional security or prepay part of the Advance if the ratio set out in Clause 25 (24Security Cover~~ after the Interim Maturity Date~~) were applied immediately after the Advance was made.~~

5.4	Lenders' participation
(a)	If the conditions set out in this Agreement have been met, each Lender shall make its participation in the Advance available by the Utilisation Date through its Facility Office.
(b)
Upon receipt of the Utilisation Request, the Facility Agent shall by the Specified Time notify each Lender and the Kexim Guarantee Agent of the details of the requested Advance and the amount of each Lender's participation.

5.5	Cancellation of Commitments
Any amount of the Total Commitments not utilised by the expiry of the applicable Availability Period shall automatically be cancelled at close of business in London on such date.
5.6	Payment to third parties
The Facility Agent shall, on the Utilisation Date, pay to, or for the account of, the Borrower the amounts which the Facility Agent receives from the Lenders in respect of the Advance. That payment shall be made in like funds as the Facility Agent received from the Lenders in respect of the Advance to the account of the Builder which the Borrower specifies in the Utilisation Request.
5.7	Disbursement of Advance to third party
A payment by the Facility Agent under Clause 5.6 (Payment to third parties) to a person other than the Borrower shall constitute the making of the relevant Advance and the Borrower shall at that time become indebted, as principal and direct obligor, to each Lender in an amount equal to that Lender's participation in that Advance.
5.8	Prepositioning of funds
If, in respect of an Advance, the Lenders, at the request of the Borrower and on terms acceptable to all the Lenders and in their absolute discretion, pre-position funds with the Builder's bank at the request of the Borrower, the Borrower and each other Obligor:
(a)
agree to pay interest on the amount of such funds at the rate described in Clause 8.1 (Calculation of interest) applicable to the first Interest Period for the period during which funds have been pre-positioned and so that interest shall be paid together with the first payment of interest in respect of the Advance at the Utilisation Date (being the Delivery Date) or, if the Utilisation Date does not occur, within three Business Days of demand by the Facility Agent; and

(b)	shall, without duplication, indemnify each Finance Party against any losses it may incur in connection with such arrangement.

SECTION 4
REPAYMENT, PREPAYMENT AND CANCELLATION
6	REPAYMENT
6.1	Repayment of Advances
(a)
The Borrower shall repay each Advance of each Facility by ~~quarterly~~ monthly repayments (each a "Repayment Instalment") together with any sums payable out of Excess Cash Flow pursuant to Clause 7.6 (Cash sweep), and, in relation to the Commercial Facility, the Commercial Facility Balloon (as defined in paragraph (c) below), in each case to be made in accordance with paragraph (c) below and Schedule 8 (Repayments) as attached hereto and as shall be updated ~~promptly following the Delivery Date pursuant to~~ in accordance with paragraph (e) below.

(b)
The repayment of each Advance shall commence on the first Repayment Date and on each Repayment Date thereafter, as ~~provisionally~~ set out in Schedule 8 (Repayments) ~~which has assumed that there will be a full drawdown under each of the Facilities~~.

(c)	The Repayment Instalments under each Advance and the amount of the Commercial Facility Balloon shall~~, subject to adjustment as set out in paragraph (e) below,~~ be calculated as follows:
(i)
the amount drawn under the relevant Facilities ~~for the Drillship shall be~~, which was originally split between the three Facilities ~~as set out in Schedule 8 (Repayments)~~ in the ratio 175 : 125 : 175, and thereafter:

(A)
in the case of the Kexim Direct Facility and the Kexim Guaranteed Facility, spread equally across the ~~maximum number of~~ Repayment Dates~~up to and including the Kexim Facility Termination Date~~ as set out in Schedule 8 (Repayments); and

(B)
in the case of the Commercial Facility, spread (proportionally as set out in Schedule 8 (Repayments)) in equal amounts across the ~~maximum number of~~ Repayment Dates~~up to and including the Commercial Facility Termination Date~~ with a balloon payment (the "Commercial Facility Balloon") on the Commercial Facility Termination Date aggregating all amounts remaining then outstanding under the Commercial Facility; and

(ii)
the aggregate principal outstanding on the Commercial Facility Termination Date shall not exceed USD ~~275,000,000~~ 200,000,000 (the "Commercial Facility Termination Date Balance"). ~~For the avoidance of doubt, the maximum level of the Commercial Facility Termination Date Balance assumes a full drawdown of the Facilities and the Commercial Facility Termination Balance shall therefore (to the extent required) be adjusted in accordance with paragraph (e) below so as to maintain the agreed loan profile.~~

(d)
Unless the Commercial Facility has been renewed as contemplated in Clause ~~7.5~~ 7.4 (7.5 Kexim prepayment option), the Commercial Facility Loan shall be repaid in full on the Commercial Facility Termination Date.

(e)
Schedule 8 (Repayments) sets out the Repayment Instalments and the amount of the Commercial Facility Balloon ~~on an assumed full drawdown~~ and shall be updated monthly following the Effective Date to reflect the ~~actual amounts advanced based on the principles set out in~~ repayments and prepayments as applied according to this Clause 6.1 (Repayment of Advances)~~, such update shall be provided by the Facility Agent promptly following the~~

~~Delivery Date (to the extent required) and thereafter the amounts of the Repayment Instalments and the amount of the Commercial Facility Balloon shall be as set out in such updated Schedule 8 (Repayments~~ and Clause 7.6 (Cash sweep).
6.2	Termination Date
On each respective Termination Date, the Borrower shall additionally pay to the Facility Agent for the account of the Finance Parties all other sums then accrued and owing under the Finance Documents.
6.3	Reborrowing
The Borrower may not reborrow any part of a Facility which is repaid.
7	PREPAYMENT AND CANCELLATION
7.1	Illegality
If it becomes unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in an Advance or a Facility:
(a)	that Lender shall promptly notify the Facility Agent upon becoming aware of that event;
(b)	upon the Facility Agent notifying the Borrower, the Commitment of that Lender will be immediately cancelled; and
(c)
the Borrower shall repay that Lender's participation in the Facility concerned on the last day of the Interest Period for that Facility occurring after the Facility Agent has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the Facility Agent (being no earlier than the last day of any applicable grace period permitted by law).

~~7.2~~	~~Change of control~~
~~(a)~~
~~If, without the prior written consent of all Lenders, any person or group of persons acting in concert, other than any Permitted Holders, obtains more than 33.3 per cent. (directly or indirectly) of the voting rights or share capital of the Parent:~~

~~(i)~~	~~the Parent shall promptly notify the Facility Agent upon becoming aware of that event; and~~
~~(ii)~~
~~the Facility Agent shall, by not less than 10 Business Days' notice to the Borrower, cancel the Facilities and declare the Loan, together with accrued interest, and all other amounts accrued under the Finance Documents immediately due and payable, whereupon the Facilities will be cancelled and all such outstanding amounts will become immediately due and payable.~~

~~(b)~~
~~For the purpose of paragraph (a) above "acting in concert" means a group of persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition directly or indirectly of shares in the Parent by any o them, either directly or indirectly, to obtain or consolidate control of the Parent.~~

7.2	~~7.3~~Voluntary and automatic cancellation
(a)
The Borrower may, if it gives the Facility Agent not less than five Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or any part (being a minimum amount of USD 1,000,000) of any unutilised Facility. Any cancellation under this Clause ~~7.3~~7.2 (7.3Voluntary and automatic cancellation)) of a Facility or Facilities shall reduce the Commitments of the Lenders under the three Facilities rateably. Subject to the foregoing, any cancellation under this Clause ~~7.3~~ 7.2 (7.3Voluntary and automatic cancellation) of the Commercial Facility shall reduce the Commitments of the Commercial Lenders under the Commercial Facility rateably.
(b)	The unutilised Commitment of each Lender in respect of any of the Facilities shall be automatically cancelled at close of business on the Utilisation Date.
7.3	~~7.4~~Voluntary prepayment of the Loan
(a)
The Borrower may, if it gives the Facility Agent not less than 30 Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of the Loan (but, if in part, being an amount that reduces the amount of the Loan by a minimum amount of USD 10,000,000).

(b)
Any partial prepayment under this Clause ~~7.4~~7.3 (Voluntary prepayment of the Loan) shall be applied pro rata across the Facilities and thereafter, in relation to each Kexim Facility, in inverse order of maturity against the remaining scheduled Repayment Instalments and, in relation to the Commercial Facility, in inverse order of maturity starting with the Commercial Facility Balloon and thereafter against the remaining scheduled Repayment Instalments.

7.4	~~7.5~~Kexim prepayment option
(a)
In the event that the Commercial Facility has not been extended hereunder by the Commercial Lenders or otherwise refinanced in each case on terms acceptable to Kexim and the Kexim Guarantor by the date falling three Months prior to the Commercial Facility Termination Date, Kexim and the Kexim Guarantor (acting through the Kexim Guarantee Agent) shall each have the option, but not the obligation, to terminate the Kexim Direct Facility Loan and the Kexim Guaranteed Facility Loan at the Commercial Facility Termination Date. Unless the Borrower has been notified in writing by Kexim and the Kexim Guarantee Agent no later than 60 days before the Commercial Facility Termination Date that Kexim and the Kexim Guarantor are satisfied with such terms and do not require prepayment, then such prepayment options shall be deemed to have been exercised, and the Borrower shall prepay in full each of the Advances made by either or both Kexim and the Kexim Guaranteed Lenders (as the case may be) (being the Kexim Direct Facility Loan and/or the Kexim Guaranteed Facility Loan, as the case may be) on the Commercial Facility Termination Date without premium, penalty or additional costs of any kind.

(b)
This right of prepayment for the benefit of the Kexim Guarantor (acting through the Kexim Guarantee Agent) and Kexim set out in paragraph (a) above shall thereafter also arise for the Kexim Guarantor (acting through the Kexim Guarantee Agent) and Kexim at all other relevant times where the Commercial Facility having been extended or refinanced for a further period pursuant to sub-clause (a) above has not been further extended or otherwise refinanced on terms acceptable to the Kexim Guarantor (acting through the Kexim Guarantee Agent) and Kexim by the date falling three Months prior to the maturity date of so extended or refinanced Commercial Facility, so long as any Kexim Direct Facility Loan and/or any Kexim Guaranteed Facility loan remains at such time outstanding under this Agreement.

~~7.6~~	~~Mandatory prepayment on cancellation of a Satisfactory Drilling Contract~~
~~If, prior to the Commercial Facility Termination Date, a Satisfactory Drilling Contract is cancelled, rescinded, terminated or otherwise ceases to remain in full force and effect for any reason (each an "Event") before its original termination date, the Borrower shall:~~
~~(a)~~	~~promptly notify the Facility Agent upon becoming aware of such Event; and~~
~~(b)~~
~~unless a new Satisfactory Drilling Contract (under which hire shall commence to be payable within six Months from the date of such new Satisfactory Drilling Contract) is entered into within 90 days after such Event, prepay any and all outstanding amounts under the Finance~~

~~Documents that exceed the Commercial Facility Termination Date Balance, to be applied pro rata across the Facilities and, within each Facility, in inverse order of maturity, on or before the date falling six Months after the date of such Event.~~
7.5	~~7.7~~Mandatory prepayment on sale or Total Loss
If the Drillship is sold or otherwise disposed of in whole or in part or becomes a Total Loss, the Borrower shall prepay any and all outstanding amounts under the Finance Documents. Such prepayment shall be made:
(a)
in the case the Drillship is sold or otherwise disposed of, on or before the date upon which the sale is completed by delivery of the Drillship to the buyer or disposal of the Drillship is otherwise completed; or

(b)
in the case of a Total Loss, on the earlier of (i) the date falling 120 days, or such later date as may be agreed by the Facility Agent (acting on the instructions of the Lenders), after the Total Loss Date and (ii) the date of receipt by the Security Agent of the proceeds of insurance relating to such Total Loss.

7.6	Cash sweep
(a)
The Drillship Owner shall irrevocably authorise the Account Bank to transfer the Excess Cash Flow to the Facility Agent from its Earnings Account on a monthly basis as specified in Clause 26.1 (Payment of Earnings).

(b)	The Borrower shall irrevocably authorise the Account Bank promptly to transfer any Put and Call Receipts to the Facility Agent from its Retention Account.
(c)
The Excess Cash Flow, any Put and Call Receipts and any amounts received by the Facility Agent under Clause 26.3 (Operating Account) shall be applied in prepayment pro rata across the Facilities and thereafter, in relation to each Kexim Facility, in inverse order of maturity against the remaining scheduled Repayment Instalments and, in relation to the Commercial Facility, in inverse order of maturity starting with the Commercial Facility Balloon and thereafter against the remaining scheduled Repayment Instalments.

7.7	~~7.8~~Restrictions
(a)
Any notice of cancellation or prepayment given by any Party under this Clause 7 (Prepayment and cancellation) shall be substantially in the form of Schedule 9 (Form of Prepayment / Cancellation Notice) hereto and shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)
Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs pursuant to Clause 10.4 (Break Costs) and prepayment fee pursuant to Clause ~~7.9~~7.8 (Prepayment fee) below, without premium or penalty.

(c)	The Borrower may not reborrow any part of a Facility which is prepaid.
(d)	The Borrower shall not repay or prepay all or any part of the Loan or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.
(e)	No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.

(f)	If the Facility Agent receives a notice under this Clause 7 (Prepayment and cancellation) it shall promptly forward a copy of that notice to the Borrower or all Lenders, as appropriate.
7.8	~~7.9~~Prepayment fee
Any voluntary prepayment pursuant to Clause ~~7.4~~7.3 (7.4Voluntary prepayment of the Loan) made under the Kexim Direct Facility and any prepayment following a voluntary sale or disposal of the Drillship pursuant to Clause ~~7.7~~7.5 (Mandatory prepayment on sale or Total Loss) under the Kexim Direct Facility shall be paid to the Facility Agent (for the account of Kexim) together with a fee for the account of Kexim in an amount equal to 50 basis points of the amount prepaid.

SECTION 5
COSTS OF UTILISATION
8	INTEREST
8.1	Calculation of interest
The rate of interest on each Advance for each Interest Period relating to it is the percentage rate per annum which is the aggregate of:
(a)	the Applicable Margin; and
(b)	LIBOR.
8.2	Payment of interest
(a)	The Borrower shall pay accrued interest on each Advance on the last day of each Interest Period relating to it.
(b)
If an Interest Period is longer than ~~three Months~~one Month, the Borrower shall pay interest accrued on the Advance on the dates falling at ~~three~~ monthly intervals after the first day of the Interest Period.

8.3	Default interest
(a)
If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the Unpaid Sum from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is 200 basis points higher than the rate which would have been payable if the Unpaid Sum had, during the period of non-payment, constituted a loan in the currency of the Unpaid Sum for successive Interest Periods, each of a duration selected by the Facility Agent (acting reasonably). Any interest accruing under this Clause 8.3 (Default interest) shall be immediately payable by the Obligor on demand by the Facility Agent.

(b)	If an Unpaid Sum consists of all or part of an Advance which became due on a day which was not the last day of an Interest Period relating to it:
(i)	the first Interest Period for that Unpaid Sum shall have a duration equal to the unexpired portion of the current Interest Period relating to that Advance; and
(ii)	the rate of interest applying to that Unpaid Sum during that first Interest Period shall be 200 basis points higher than the rate which would have applied if that Unpaid Sum had not become due.
(c)
Default interest (if unpaid) arising on an Unpaid Sum will be compounded with the Unpaid Sum at the end of each Interest Period applicable to that Unpaid Sum but will remain immediately due and payable.

(d)
Additionally the rate of interest payable on any amount to which Clause 8.1 (Calculation of interest) continues to apply shall increase by 200 basis points on the date following any notice served by the Facility Agent following an Event of Default and whilst it is continuing, unremedied or unwaived.

8.4	Notification of rates of interest
The Facility Agent shall promptly notify the Lenders and the Borrower of the determination of a rate of interest under this Agreement.

8.5	Hedging
(a)
The Borrower may request a Hedge Counterparty to enter into Hedging Agreements and shall if such Hedging Agreements are entered into after that date maintain such Hedging Agreements in accordance with this Clause 8.5 (Hedging).

(b)	Each Hedging Agreement shall:
(i)	be with a Hedge Counterparty;
(ii)	be for a term ending on or before the Termination Date;
(iii)	have settlement dates coinciding with the Interest Payment Dates;
(iv)	be in agreed form;
(v)
provide for two-way payments in the event of a termination of a transaction in respect of a Hedging Agreement, whether on a Termination Event (as defined in the relevant Hedging Agreement) or on an Event of Default (as defined in the relevant Hedging Agreement); and

(vi)	provide that the Termination Currency (as defined in the relevant Hedging Agreement) shall be dollars.
(c)
The rights of the Borrower under the Hedging Agreements shall be assigned by way of security under an Assignment of Hedging Agreements. Each Hedge Counterparty consents to, and acknowledges notices of, the assigning by way of security by the Borrower pursuant to the Assignment of Hedging Agreements of its rights under the Hedging Agreements to which it is party in favour of the Security Agent. Any such assigning by way of security is without prejudice to, and after giving effect to, the operation of any payment or close-out netting in respect of any amounts owing under any Hedging Agreement.

(d)	The parties to each Hedging Agreement must comply with the terms of that Hedging Agreement.
(e)	Neither a Hedge Counterparty nor the Borrower may amend, supplement, extend or waive the terms of any Hedging Agreement without the consent of the Facility Agent.
(f)	Paragraph (e) above shall not apply to an amendment, supplement or waiver that is administrative and mechanical in nature and does not give rise to a conflict with any provision of this Agreement.
(g)
If, at any time, the aggregate notional principal amount of the transactions in respect of the Hedging Agreements exceeds or, as a result of any repayment or prepayment under this Agreement, will exceed 100 per cent. of the Loan at that time, the Borrower must promptly notify the Facility Agent and must, at the request of the Facility Agent, reduce the aggregate notional amount of those transactions by an amount and in a manner satisfactory to the Facility Agent so that it no longer exceeds or will not exceed 100 per cent. of the Loan then or that will be outstanding.

(h)
Any reductions in the aggregate notional amount of the transactions in respect of the Hedging Agreements in accordance with paragraph (g) above will be apportioned as between those transactions pro rata.

(i)	Paragraph (g) above shall not apply to any transactions in respect of any Hedging Agreement under which no Borrower has any actual or contingent indebtedness.

(j)	Subject to paragraph (k) below, neither a Hedge Counterparty nor the Borrower may terminate or close out any transactions in respect of any Hedging Agreement (in whole or in part) except:
(i)	in accordance with paragraph (g) above;
(ii)
in the case of termination or closing out by a Hedge Counterparty, on the occurrence of Illegality, a Force Majeure Event, a Tax Event, Failure to Pay or Bankruptcy (as each such expression is defined in the relevant Hedging Agreement);

(iii)
in the case of termination or closing out by a Hedge Counterparty, if the Facility Agent serves notice under paragraph (b) of Clause ~~26.19~~27.21 (26.19Acceleration) or, having served notice under paragraph (b) of Clause ~~26.19~~27.21 (26.19Acceleration), makes a demand;

(iv)	in the case of any other termination or closing out by a Hedge Counterparty or the Borrower, with the consent of the Facility Agent; or
(v)	If the Secured Liabilities (other than in respect of the Hedging Agreements) have been irrevocably and unconditionally paid and discharged in full;
(k)
If a Hedge Counterparty is entitled to terminate or close out any transaction in respect of any Hedging Agreement under sub-paragraph (iii) of paragraph (j) above, such Hedge Counterparty shall promptly terminate or close out such transaction following a request to do so by the Security Agent.

(l)
A Hedge Counterparty may only suspend making payments under a transaction in respect of a Hedging Agreement if the Borrower is in breach of its payment obligations under any transaction in respect of that Hedging Agreement.

(m)	The Security Agent shall not be liable for the performance of any of the Borrower's obligations under a Hedging Agreement.
(n)
If a Hedging Agreement is entered into after the delivery of the Drillship, the Borrower shall amend the Mortgage and other Finance Documents as reasonably required by the Facility Agent for the purpose of securing that Hedging Agreement entered into after the Delivery Date or enter into a new Mortgage and amend the other Finance Documents at the request of the Facility Agent.

(o)
The Borrower agrees that, prior to them (or any of them) entering into any interest rate swap or other hedge instrument with a counterparty (other than a Hedge Counterparty, an "Other Hedge Counterparty") for the purpose of hedging any interest rate risk under this Agreement, the Borrower shall offer for a period of not less than five Business Days to enter into a swap, or other instrument, on the same proposed terms and conditions with the Hedge Counterparties (with each Hedge Counterparty taking such portion as may be agreed between the Borrower and the Hedge Counterparties or, if one or more Hedge Counterparties declines such an offer or the Borrower elects only to enter into the hedge instrument with one of them, the remaining Hedge Counterparty or Hedge Counterparties (as the case may be) shall be entitled to take such portion as it or they (as the case may be) may agree with the Borrower). If all Hedge Counterparties decline such an offer or if the Borrower elects not to proceed on the basis that the offers are not competitive, the Borrower may then (subject, and without prejudice, to the requirements set out elsewhere in the Finance Documents) enter into such swap, or other instrument, on the same terms and conditions offered to those declining Hedge Counterparties (and in the same proportion as those Hedge Counterparties would have taken if they had accepted), with the Other Hedge Counterparty. The rights of the Borrower under any hedging agreement with any Other Hedge Counterparty shall be assigned by way of Security to the Security Agent, and the obligations and liabilities of the Borrower under any hedging agreement with any Other

Hedge Counterparty shall be fully subordinated (by way of a subordination agreement) to the obligations and liabilities of the Borrower under the Finance Documents.
9	INTEREST PERIODS
9.1	Selection of Interest Periods
(a)	The Borrower may select the first Interest Period for an Advance in the Utilisation Request. The Borrower may select each subsequent Interest Period in a Selection Notice.
(b)	Each Selection Notice is irrevocable and must be delivered to the Facility Agent by the Borrower not later than the Specified Time.
(c)
If the Borrower fails to select an Interest Period in the Utilisation Request or fails to deliver a Selection Notice to the Facility Agent in accordance with paragraphs (a) and (b) above, the relevant Interest Period will be ~~three Months~~one Month.

(d)	The Borrower may select an Interest Period of one, three or six Months or any other period agreed between the Borrower and the Facility Agent (acting on the instructions of all the Lenders).
(e)	An Interest Period for an Advance shall not extend beyond the applicable Termination Date, but shall be shortened so that it ends on the applicable Termination Date.
(f)
In respect of a Repayment Instalment, an Interest Period for a part of the Advance equal to such Repayment Instalment shall end on the Repayment Date relating to it if such date is before the end of the Interest Period then current.

(g)	The first Interest Period for an Advance shall start on the Utilisation Date and each subsequent Interest Period shall start on the last day of the preceding Interest Period.
9.2	Non-Business Days
If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).
10	CHANGES TO THE CALCULATION OF INTEREST
10.1	Absence of quotations
Subject to Clause 10.2 (Market disruption), if LIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by the Specified Time on the Quotation Day, the applicable LIBOR shall be determined on the basis of the quotations of the remaining Reference Banks.
10.2	Market disruption
(a)
If a Market Disruption Event occurs in relation to any Advance for any Interest Period, then the rate of interest on each Lender's share of the Advance (if any) for the Interest Period shall be the rate per annum which is the sum of:

(i)	the Applicable Margin; and
(ii)
the rate notified to the Facility Agent by that Lender as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Lender of funding its participation in that Advance from whatever source it may reasonably select.

(b)	In this Agreement "Market Disruption Event" means:
(i)
at or about noon on the Quotation Day for the relevant Interest Period, the Screen Rate is not available and none or only one of the Reference Banks supplies a rate to the Facility Agent to determine LIBOR for dollars for the relevant Interest Period; or

(ii)
before close of business in London on the Quotation Day for the relevant Interest Period, the Facility Agent receives notifications from a Lender or Lenders (whose participations in the Advance concerned exceed 50 per cent. of that Advance) that the cost to it or them of funding its participations in the Advance concerned or part of the Advance concerned from whatever source it may reasonably select be in excess of LIBOR.

10.3	Alternative basis of interest or funding
(a)
If a Market Disruption Event occurs and the Facility Agent or the Borrower so requires, the Facility Agent and the Borrower shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest or (as the case may be) an alternative basis for funding.

(b)
Any substitute or alternative basis agreed pursuant to paragraph (a) above shall, with the prior consent of all the Lenders who participate in the relevant Advance and the Borrower, be binding on all Parties to the Finance Documents.

10.4	Break Costs
(a)
The Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of an Advance or Unpaid Sum being paid by the Borrower on a day other than the last day of an Interest Period for the Advance or Unpaid Sum.

(b)	Each Lender shall, as soon as reasonably practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue.
11	FEES
11.1	Commitment fee
(a)
The Borrower shall pay to the Facility Agent (for the account of each Lender) a commitment fee (the "Commitment Fee") computed at the rate of 40 per cent. per annum on the relevant Applicable Margin calculated on the undrawn Commitment of each Lender for each Facility, commencing on the date of this Agreement having been signed, and ending on the last day of the relevant Availability Period for each Facility.

(b)
The accrued Commitment Fee is payable in arrears on the last day of each successive period of three Months which ends during the Availability Period, on the Utilisation Date and, if cancelled, on the cancelled amount of the relevant Lender's or Lenders' Commitment at the time the cancellation is effective.

11.2	Other fees
The Borrower shall pay such other fees as set out in the Fee Letters.
11.3	Kexim Guarantee Premium
(a)
The Borrower acknowledges that the Kexim Guaranteed Lenders shall procure the placement of the Kexim Guarantee either through the Kexim Guarantee Agent or directly with the Kexim Guarantor and shall benefit from it throughout the duration of the Security

Period. The Borrower agrees to pay to the Facility Agent (for the account of the Kexim Guarantor) the Kexim Guarantee Premium in respect of the Kexim Guarantee ~~quarterly~~ monthly in advance throughout the duration of the Security Period, at such time and in such amount as further described in a Fee Letter made between the Facility Agent, the Kexim Guarantor, the Kexim Guarantee Agent and the Borrower.
(b)
The Borrower agrees that its obligation to make the payments set out in paragraph (a) above to the Facility Agent in respect of the Kexim Guarantee Premium (or any part thereof) shall be an absolute obligation and shall not be affected by any matter whatsoever. The Kexim Guarantee Premium (or any part thereof) shall be refundable only in accordance with the terms of the Fee Letter referred to in paragraph (a) above.

(c)
The Borrower acknowledges that the amount of the Kexim Guarantee Premium will be solely determined by the Kexim Guarantor and no Kexim Guaranteed Lender is in any way involved in the determination of the amount of the Kexim Guarantee Premium and agrees that the Borrower shall have no claim or defence against any Kexim Guaranteed Lender in connection with the amount of the Kexim Guarantee Premium.

(d)	Any refund of the Kexim Guarantee Premium received by a Finance Party shall, provided no Event of Default is continuing, be promptly paid or transferred to the Borrower.

SECTION 6
ADDITIONAL PAYMENT OBLIGATIONS
12	TAX GROSS UP AND INDEMNITIES
12.1	Definitions
(a)	In this Agreement:
"Protected Party" means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document;
"Tax Credit" means a credit against, relief or remission for, or repayment of any Tax.
"Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.
"Tax Payment" means either the increase in a payment made by an Obligor to a Finance Party under Clause 12.2 (Tax gross-up) or a payment under Clause 12.3 (Tax indemnity).
(b)
Unless a contrary indication appears, in this Clause 12 (Tax Gross Up and Indemnities) reference to "determines" or "determined" means a determination made in the absolute discretion of the person making the determination.

(c)	This Clause 12 (Tax gross up and indemnities) shall not apply to any Hedging Agreement.
12.2	Tax gross-up
(a)	Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.
(b)
The Borrower shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Facility Agent accordingly. Similarly, a Lender shall notify the Facility Agent on becoming so aware in respect of a payment payable to that Lender. If the Facility Agent receives such notification from a Lender it shall notify the Borrower and that Obligor.

(c)
If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)
If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(e)
Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Facility Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

12.3	Tax indemnity
(a)	The Borrower shall (within three Business Days of demand by the Facility Agent) pay to a Protect(b) ed Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.
(c)	Paragraph (a) above shall not apply:
(i)	with respect to any Tax assessed on a Finance Party:
(A)
under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(B)	under the law of the jurisdiction in which that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction, if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or (ii)          to the extent a loss, liability or cost:
(A)	is compensated for by an increased payment under Clause 12.2 (Tax gross-up); or
(B)	relates to a FATCA Deduction required to be made by a Party.
(d)
A Protected Party making, or intending to make, a claim under paragraph (a) above shall promptly notify the Facility Agent of the event which will give, or has given, rise to the claim, following which the Facility Agent shall notify the Borrower.

(e)	A Protected Party shall, on receiving a payment from an Obligor under this Clause 12.3 (Tax indemnity), notify the Facility Agent.
12.4	Tax Credit
If an Obligor makes a Tax Payment and the relevant Finance Party determines that:
(a)	a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was received; and
(b)
that Finance Party has obtained, utilised and retained that Tax Credit;

the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

12.5	Stamp taxes
The Borrower shall pay and, within three Business Days of demand, indemnify each Secured Party against any cost, loss or liability which that Secured Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.
12.6	VAT
(a)
All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the VAT, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that Party).
(b)
If VAT is or becomes chargeable on any supply made by any Finance Party (the "Supplier") to any other Finance Party (the "Recipient") under a Finance Document, and any Party other than the Recipient (the "Relevant Party") is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):

(i)
(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and

(ii)
(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(c)
Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(d)
Any reference in this Clause 12.6 (VAT) to any Party shall, at any time when such Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term "representative member" to have the same meaning as in the Value Added Tax Act 1994).

(e)
In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party's VAT registration and such other information as is reasonably requested in connection with such Finance Party's VAT reporting requirements in relation to such supply.

12.7	FATCA Information
(a)	Subject to paragraph (c) below, each Party shall, within ten Business Days of a reasonable request by another Party:
(i)	confirm to that other Party whether it is:
(A)	a FATCA Exempt Party; or
(B)	not a FATCA Exempt Party; and
(ii)
supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and

(iii)
supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliances with any other law, regulation or exchange of information regime.

(b)
If a Party confirms to another Party pursuant to sub-paragraph (i) of paragraph (a) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)
Paragraph (a) above shall not oblige any Finance Party to do anything and sub-paragraph (iii) of paragraph (a) above shall not oblige any other Party to do anything which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;
(ii)	any fiduciary duty; or
(iii)	any duty of confidentiality.
(d)
If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with sub-paragraphs (i) or (ii) of paragraph (a) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

(e)
If the Borrower is a US Tax Obligor, or the Facility Agent reasonably believes that its obligations under FATCA or any other applicable law or regulation require it, each Lender shall, within ten Business Days of:

(i)	where the Borrower is a US Tax Obligor and the relevant Lender is an Original Lender, the date of this Agreement;
(ii)	where the Borrower is a US Tax Obligor on a Transfer Date and the relevant Lender is a New Lender, the relevant Transfer Date; or
(iii)	where the Borrower is not a US Tax Obligor, the date of a request from the Facility Agent, supply to the Facility Agent:
(iv)	a withholding certificate on Form W-8 or Form W-9 or any other relevant form; or
(v)	any withholding statement or other document, authorisation or waiver as the Facility Agent may require to certify or establish the status of such Lender under FATCA or that other law or regulation.
(f)	The Facility Agent shall provide any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to paragraph (e) above to the Borrower.
(g)
If any withholding certificate, withholding statement, document, authorisation or waiver provided to the Facility Agent by a Lender pursuant to paragraph (e) above is or becomes materially inaccurate or incomplete, that Lender shall promptly update it and provide such updated withholding certificate, withholding statement, document, authorisation or waiver to the Facility Agent unless it is unlawful for the Lender to do so (in which case the Lender shall promptly notify the Facility Agent). The Facility Agent shall provide any such updated withholding certificate, withholding statement, document, authorisation or waiver to the Borrower.
(h)
The Facility Agent may rely on any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to paragraph (e) or (g) above without further verification. The Facility Agent shall not be liable for any action taken by it under or in connection with paragraphs (e), (f) or (g) above.

12.8	FATCA Deduction
(a)
Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)
Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify each Obligor and the Facility Agent and the Facility Agent shall notify the other Finance Parties.

13	INCREASED COSTS
13.1	Increased costs
(a)
Subject to Clause 13.3 (Exceptions), the Borrower shall, within three Business Days of a demand by the Facility Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates which:

(i)	arises as a result of:
(A)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation; or
(B)	compliance with any law or regulation made,
after the date of this Agreement; or
(ii)
arises as a result of the implementation, interpretation, administration or application of or compliance with Basel Ill, CRD IV or CRR or any law or regulation that implements or applies Basel Ill, CRD IV or CRR

(b)	In this Agreement, "Increased Costs" means:
(i)	a reduction in the rate of return from any Facility or on a Finance Party's (or its Affiliate's) overall capital;
(ii)	an additional or increased cost; or
(iii)	a reduction of any amount due and payable under any Finance Document, which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document.
13.2	Increased cost claims
(a)
A Finance Party intending to make a claim pursuant to Clause 13.1 (Increased costs) shall notify the Facility Agent of the event giving rise to the claim, following which the Facility Agent shall promptly notify the Borrower.

(b)	Each Finance Party shall, as soon as practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Increased Costs.
13.3	Exceptions
Clause 13.1 (Increased costs) does not apply to the extent any Increased Cost is:
(a)	attributable to a Tax Deduction required by law to be made by an Obligor;
(b)	attributable to a FATCA Deduction required to be made by a Party;
(c)
compensated for by Clause 12.3 (Tax indemnity) (or would have been compensated for under Clause 12.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 12.3 (Tax indemnity) applied);

(d)	compensated for by any payment made pursuant to Clause 14.3 (Mandatory Cost);
(e)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation; or
(f)	incurred by a Hedge Counterparty in its capacity as such.
14	OTHER INDEMNITIES
14.1	Currency indemnity
(a)
If any sum due from an Obligor under the Finance Documents (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of:

(i)	making or filing a claim or proof against that Obligor; or
(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, that Obligor shall, as an independent obligation, within three Business Days of demand, indemnify each Secured Party to which that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.
(b)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.
(c)	This Clause 14.1 does not apply to any sum due under a Hedging Agreement
14.2	Other indemnities
(a)	The Borrower shall (or shall procure that an Obligor will), within three Business Days of demand, indemnify each Secured Party against any cost, loss or liability incurred by it as a result of:
(i)	the occurrence of any Event of Default;

(ii)
a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause ~~33~~ 34 (33Sharing among the Finance Parties);

(iii)
funding, or making arrangements to fund, its participation in an Advance requested by the Borrower in the Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone);

(iv)	the Loan (or part of the Loan) not being prepaid in accordance with a notice of prepayment given by the Borrower; or
(v)
any claim, action, civil penalty or fine against, any settlement, and any other kind of loss or liability, and all reasonable costs and expenses (including reasonable counsel fees and disbursements) incurred by a Secured Party as a result of conduct of any Obligor or member of the Restricted Group or any of their partners, directors, officers employees, agents or advisors, that violates any Sanctions.

(b)
The Borrower shall (or shall procure that an Obligor will) within three Business Days of demand indemnify each Finance Party, each Affiliate of a Finance Party and each officer or employee of a Finance Party or its Affiliate (each such person for the purposes of this Clause 14.2 (Other indemnities) an "Indemnified Person"), against any cost, loss or liability incurred by that Indemnified Person pursuant to or in connection with any litigation, arbitration or administrative proceedings or regulatory enquiry, in connection with or arising out of the entry into and the transactions contemplated by the Finance Documents, having the benefit of any Security constituted by the Finance Documents or which relates to the condition or operation of, or any incident occurring in relation to, the Drillship unless such cost, loss or liability is caused by the gross negligence or wilful misconduct of that Indemnified Person.

(c)
Without limiting, but subject to any limitations set out in paragraph (b) above, the indemnity in paragraph (b) above shall cover any cost, loss or liability incurred by each Indemnified Person in any jurisdiction:

(i)	arising or asserted under or in connection with any law relating to safety at sea, the ISM Code, any Environmental Law or any Sanctions; or
(ii)	in connection with any Environmental Claim.
(d)	Any Affiliate or any officer or employee of a Finance Party or of any of its Affiliates may rely on this Clause 14.2 (Other indemnities) and the provisions of the Third Parties Act.
14.3	Mandatory Cost
The Borrower shall, within five Business Days of demand by the Facility Agent, pay to the Facility Agent for the account of the relevant Lender, such amount which any Lender certifies in a notice to the Facility Agent to be its good faith determination of the amount necessary to compensate it for complying with:
(a)
in the case of a Lender lending from a Facility Office in a Participating Member State, the minimum reserve requirements (or other requirements having the same or similar purpose) of the European Central Bank, the Swiss National Bank or the Swiss Financial Market Supervisory Authority (FINMA) or any other authority or agency which replaces all or any of its functions) in respect of loans made from that Facility Office; and

(b)
in the case of any Lender lending from a Facility Office in the United Kingdom, any reserve asset, special deposit or liquidity requirements (or other requirements having the same or similar purpose) of the Bank of England (or any other governmental authority or agency) and/or paying any fees to the Financial Conduct Authority and/or the Prudential Regulation

Authority (or any other governmental authority or agency which replaces all or any of their functions), which, in each case, is referable to that Lender's participation in the Loan.
14.4	Indemnity to the Servicing Banks and the Kexim Guarantee Agent
The Borrower shall (or shall procure that an Obligor will) within five Business Days of demand indemnify each Servicing Bank and the Kexim Guarantee Agent against any cost, loss or liability incurred by it (acting reasonably) as a result of:
(a)	investigating any event which it reasonably believes is a Default; or
(b)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised.
14.5	Indemnity to the Security Agent
(a)
The Borrower shall (or shall procure that an Obligor will) within five Business Days of demand indemnify the Security Agent and every Receiver and Delegate against any cost, loss or liability incurred by any Secured Party:

(i)	in relation to or as a result of:
(A)	the taking, holding, protection or enforcement of the Finance Documents and the Transaction Security;
(B)	the exercise of any of the rights, powers, discretions and remedies vested in the Security Agent and each Receiver and Delegate by the Finance Documents or by law;
(C)	any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents; and
(D)	any action by any Obligor which vitiates, reduces the value of, or is otherwise prejudicial to, the Transaction Security,
(ii)
which otherwise relates to any of the Security Property or the performance of the terms of this Agreement or the other Finance Documents (otherwise than as a result of the Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct).

(b)
The Security Agent and every Receiver and Delegate may, in priority to any payment to the Secured Parties, indemnify itself out of the Charged Property in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 14.5 (Indemnity to the Security Agent) and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all monies payable to it.

15	MITIGATION BY THE LENDERS
15.1	Mitigation
(a)
Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 7.1 (Illegality), Clause 12 (Tax Gross Up and Indemnities), Clause 13 (Increased Costs) or paragraph (a) of Clause 14.3 (Mandatory Cost) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b)	Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.
15.2	Limitation of liability
(a)	The Borrower shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 15.1 (Mitigation).
(b)	A Finance Party is not obliged to take any steps under Clause 15.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.
16	COSTS AND EXPENSES
16.1	Transaction expenses
The Borrower shall promptly on demand pay any Secured Party and the Kexim Guarantor the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing, execution and syndication and perfection of:
(a)	this Agreement and any other documents referred to in this Agreement and the Transaction Security; and
(b)	any other Finance Documents executed after the date of this Agreement.
16.2	Amendment costs
If:
(a)	an Obligor requests an amendment, waiver or consent; or
(b)	an amendment is required pursuant to Clause ~~34.9~~ 35.9 (34.9Change of currency); or
(c)	an Obligor requests, and the Security Agent agrees to, the release of any part of the Charged Property from the Transaction Security, the Borrower shall, within three Business Days of demand, reimburse each of the Facility Agent and the Security Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by each Secured Party or the Kexim Guarantor in responding to, evaluating, negotiating or complying with that request or requirement.
16.3	Enforcement and preservation costs
The Borrower shall, within three Business Days of demand, pay to each Secured Party and the Kexim Guarantor the amount of all costs and expenses (including legal fees) incurred by that Secured Party or the Kexim Guarantor in connection with the enforcement of, or the preservation of any rights under, any Finance Document and the Transaction Security and any proceedings instituted by or against the Security Agent as a consequence of taking or holding the Transaction Security or enforcing those rights.
16.4	Web Services
The Borrower shall promptly on demand pay to the Facility Agent the amount of the annual fee and other related costs incurred for the use by the Facility Agent and the other Finance Parties of the electronic communication services under Clause ~~36.5~~  37.5 (Electronic Communication) of this Agreement.

SECTION 7
GUARANTEE
17	GUARANTEE AND INDEMNITY
17.1	Guarantee and indemnity
~~Each~~ The Guarantor irrevocably and unconditionally on a joint and several basis:
(a)	guarantees to each Finance Party punctual performance by the Borrower of all the Borrower's obligations under the Finance Documents;
(b)
undertakes with each Finance Party that whenever the Borrower does not pay any amount when due under or in connection with any Finance Document, the Guarantor shall immediately on demand by the Facility Agent pay that amount as if it were the principal obligor; and

(c)
agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand by the Facility Agent against any cost, loss or liability it incurs as a result of the Borrower not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by ~~each~~ the Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 17 (Guarantee and Indemnity) if the amount claimed had been recoverable on the basis of a guarantee.

17.2	Continuing guarantee
This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by the Borrower under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.
17.3	Reinstatement
If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Secured Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of ~~each~~ the Guarantor under this 17 (Guarantee and Indemnity) will continue or be reinstated as if the discharge, release or arrangement had not occurred.
17.4	Waiver of defences
The obligations of ~~each~~ the Guarantor under this Clause 17 (Guarantee and Indemnity) and in respect of any Transaction Security will not be affected or discharged by an act, omission, matter or thing which, but for this Clause 17.4 (Waiver of defences), would reduce, release or prejudice any of its obligations under this Clause 17 (Guarantee and Indemnity) or in respect of any Transaction Security (without limitation and whether or not known to it or any Secured Party) including:
(a)	any time, waiver or consent granted to, or composition with, any Obligor or other person;
(b)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Restricted Group;
(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect or delay in perfecting, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;
(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;
(e)
any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including, without limitation, any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or
(g)	any insolvency or similar proceedings.
17.5	Immediate recourse
~~Each~~ The Guarantor waives any right it may have of first requiring any Secured Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person (including without limitation to commence any proceedings under any Finance Document or to enforce any Transaction Security) before claiming or commencing proceedings under this Clause 17 (Guarantee and Indemnity). This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.
17.6	Appropriations
Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Secured Party (or any trustee or agent on its behalf) may:
(a)
refrain from applying or enforcing any other moneys, security or rights held or received by that Secured Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and ~~a~~ the Guarantor shall not be entitled to the benefit of the same; and

(b)	hold in an interest-bearing suspense account any moneys received from a Guarantor or on account of ~~a~~ the Guarantor's liability under this Clause 17 (Guarantee and Indemnity).
17.7	Deferral of Guarantor's rights
All rights which ~~a~~ the Guarantor at any time has (whether in respect of this guarantee, a mortgage or any other transaction) against the Borrower, any other Obligor or their respective assets shall be fully subordinated to the rights of the Secured Parties under the Finance Documents and until the end of the Security Period and unless the Facility Agent otherwise directs, ~~no~~ the Guarantor will not exercise any rights which it may have (whether in respect of any Finance Document to which it is a Party or any other transaction) by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 17 (Guarantee and Indemnity):
(a)	to be indemnified by an Obligor;
(b)	to claim any contribution from any third party providing security for, or any other guarantor of, any Obligor's obligations under the Finance Documents;

(c)
to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Secured Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Secured Party;

(d)
to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which the Guarantor has given a guarantee, undertaking or indemnity under Clause 17.1 (Guarantee and indemnity);

(e)	to exercise any right of set-off against any Obligor; and/or
(f)	to claim or prove as a creditor of any Obligor in competition with any Secured Party.
If ~~a~~ the Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Secured Parties by the Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Secured Parties and shall promptly pay or transfer the same to the Facility Agent or as the Facility Agent may direct for application in accordance with Clause ~~34~~ 35 (34Payment Mechanics).
17.8	Additional security
This guarantee and any other Security given by ~~each~~ the Guarantor is in addition to and is not in any way prejudiced by, and shall not prejudice, any other guarantee or Security or any other right of recourse now or subsequently held by any Secured Party or any right of set-off or netting or right to combine accounts in connection with the Finance Documents.
17.9	Applicability of provisions of Guarantee to other Security
Clauses 17.2 (Continuing guarantee), 17.3 (Reinstatement), 17.4 (Waiver of defences), 17.5 (Immediate recourse), 17.6 (Appropriations), 17.7 (Deferral of Guarantor's rights) and 17.8 (Additional security) shall apply, with any necessary modifications, to any Security which ~~a~~ the Guarantor creates (whether at the time at which it signs this Agreement or at any later time) to secure the Secured Liabilities or any part of them.

SECTION 8
REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT
18	REPRESENTATIONS
18.1	General
Each Obligor makes the representations and warranties set out in this Clause 18 (Representations) to each Finance Party on the date of this Agreement.
18.2	Status
(a)	It is a corporation, duly incorporated and validly existing in good standing under the law of its jurisdiction of incorporation.
(b)	It and each of its Subsidiaries (if any) has the power to own its assets and carry on its business as it is being conducted.
18.3	Binding obligations
The obligations expressed to be assumed by it in each Finance Document to which it is a party and, in the case of the Drillship Owner, the Building Contract, are legal, valid, binding and enforceable obligations.
18.4	Validity, effectiveness and ranking of Security
(a)
Each Finance Document to which it is a party does now or, as the case may be, will upon execution and delivery and, where applicable, registration create the Security it purports to create over any assets to which such Security, by its terms, relates, and such Security will, when created or intended to be created, be valid and effective.

(b)	No third party has or will have any Security (except for Permitted Security) over any assets that are the subject of any Transaction Security granted by it.
(c)
The Transaction Security granted by it to the Security Agent or any other Secured Party has or will when created or intended to be created have the first ranking priority it is expressed to have in the Finance Documents and is not subject to any prior ranking or pari passu ranking security.

18.5	Non-conflict with other obligations
The entry into and performance by it of, and the transactions contemplated by, each Finance Document to which it is a party and, in the case of the Drillship Owner, the Building Contract, do not and will not conflict with:
(a)	any law or regulation applicable to it;
(b)	the constitutional documents of any member of the Restricted Group; or
(c)
any agreement or instrument binding upon it or any member of the Restricted Group or any member of the Restricted Group's assets or constitute a default or termination event (however described) under any such agreement or instrument.

18.6	Power and authority
(a)	It has the power to enter into, perform and deliver, and has taken all necessary action to authorise:

(i)
in the case of the Drillship Owner, its execution of the ~~Satisfactory~~ Total Drilling Contract and the Building Contract, the purchase of and payment for the Drillship under that Building Contract and its registration of the Drillship under the Approved Flag;

(ii)
its entry into, performance and delivery of, each Finance Document to which it is a party and, in the case of the Drillship Owner, the ~~Satisfactory~~ Total Drilling Contract and the Building Contract and the transactions contemplated by those Finance Documents, the Building Contract and the ~~Satisfactory~~ Total Drilling Contract.

(b)	No limit on its powers will be exceeded as a result of the borrowing, granting of security or giving of guarantees or indemnities contemplated by the Finance Documents to which it is a party.
18.7	Validity and admissibility in evidence All Authorisations required or desirable:
(a)
to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party and, in the case of the Drillship Owner, the Building Contract and the ~~Satisfactory~~ Total Drilling Contract; and

(b)
to make the Finance Documents to which it is a party and, in the case of the Drillship Owner, the Building Contract and the ~~Satisfactory~~ Total Drilling Contract, admissible in evidence in its Relevant Jurisdictions, have been obtained or effected and are in full force and effect.
18.8	Governing law and enforcement
(a)	The choice of governing law of each Finance Documents to which it is a party will be recognised and enforced in its Relevant Jurisdictions.
(b)
Any judgment obtained in relation to a Finance Document to which it is a party in the jurisdiction of the governing law of that Finance Document will be recognised and enforced in its Relevant Jurisdictions.

18.9	No filing or stamp taxes
Under the laws of its Relevant Jurisdictions it is not necessary that the Finance Documents to which it is a party be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar taxes or fees be paid on or in relation to the Finance Documents to which it is a party or the transactions contemplated by those Finance Documents except:
(a)	in case of the Drillship Owner, the registration of the Mortgage at the Marshall Island ship registry which will be made at the Delivery Date;
(b)	if applicable, any other registration required by the legal advisers to the Finance Parties, which will be made and paid promptly after the date of the relevant Finance Documents.
18.10	Deduction of Tax
It is not required to make any deduction for or on account of Tax from any payment it may make under any Finance Document to which it is a party.

18.11	Taxes paid
(a)
It is not and no other member of the Restricted Group is materially overdue in the filing of any Tax returns and it is not (and no other member of the Restricted Group is) overdue in the payment of any amount in respect of Tax.

(b)	No claims or investigations are being, or are reasonably likely to be, made or conducted against it with respect to Taxes.
18.12	No default
(a)	No Default is continuing or might reasonably be expected to result from the making of any Utilisation.
(b)
No other event or circumstance is outstanding which constitutes a default or a termination event (however described) under any other agreement or instrument which is binding on it or any of its Subsidiaries (if any) or to which its (or any of its Subsidiaries') assets are subject.

18.13	No misleading information
(a)
Any factual information provided by any member of the Restricted Group for the purposes of this Agreement , including but not limited to the Budget delivered in accordance with Clause 19.5 (Budget), was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated.

(b)	The financial projections contained in any such information have been prepared on the basis of recent historical information and on the basis of reasonable assumptions.
(c)
Nothing has occurred or been omitted from any such information and no information has been given or withheld that results in the information , including but not limited to the Budget, being untrue or misleading in any material respect.

18.14	Original Financial Statements
(a)	The Original Financial Statements were prepared in accordance with the applicable Accounting Principles consistently applied.
(b)	The Original Financial Statements fairly represent its financial condition and operations ~~(consolidated in the case of the Parent)~~ during the relevant financial year.
(c)	There has been no material adverse change in the assets, business or consolidated financial condition of the Restricted Group since 31 December 2013.
18.15	Pari passu ranking
Its payment obligations under the Finance Documents to which it is a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.
18.16	No proceedings pending or threatened
No litigation, arbitration or administrative proceedings or investigations (including proceedings or investigations relating to any alleged or actual breach of the ISM Code or of the ISPS Code) of or before any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse Effect have (to the best of its knowledge and belief (having made due and careful enquiry)) been started or threatened against it or any of its Subsidiaries (if any).

18.17	Validity and completeness of the Building Contract and ~~Satisfactory~~ Total Drilling Contract
(a)
The Building Contract and the ~~Satisfactory~~ Total Drilling Contract entered into constitutes legal, valid, binding and enforceable obligations of the Builder, the Client and the Drillship Owner respectively, as the case may be.

(b)	The copies of the Building Contract and the ~~Satisfactory~~ Total Drilling Contract delivered to the Facility Agent before the date of this Agreement are true and complete copies.
(c)
No amendments or additions to the Building Contract or the ~~Satisfactory~~ Total Drilling Contract have been agreed nor has (i) the Drillship Owner or the Builder waived any of their respective rights under the Building Contract or (ii) the Drillship Owner or the Client waived any of their respective rights under the ~~Satisfactory~~ Total Drilling Contract.

18.18	No rebates etc.
There is no agreement or understanding to allow or pay any rebate, premium, inducement, commission, discount or other benefit or payment (however described) to the Drillship Owner or any other member of the Restricted Group, the Builder or a third party in connection with the purchase by the Drillship Owner of the Drillship, other than as disclosed to the Facility Agent in writing on or before the date of this Agreement.
18.19	No breach of laws
It has not (and none of its Subsidiaries have) breached any law or regulation which breach has or is reasonably likely to have a Material Adverse Effect.
18.20	Compliance with Environmental Laws
All Environmental Laws relating to the ownership, operation and management of the Drillship and the business of each member of the Restricted Group (as now conducted and as reasonably anticipated to be conducted in the future) and the terms of all Environmental Approvals have been complied with.
18.21	No Environmental Claim
No Environmental Claim has been made or threatened against any member of the Restricted Group or the Drillship.
18.22	No Environmental Incident
No Environmental Incident has occurred and no person has claimed that an Environmental Incident has occurred.
18.23	ISM and ISPS Code compliance
All requirements of the ISM Code and the ISPS Code as they relate to the Drillship Owner, the Manager and the Drillship have been complied with.
18.24	Financial Indebtedness
No company within the Restricted Group has any Financial Indebtedness outstanding other than as permitted by this Agreement.
18.25	Overseas companies
No Obligor has delivered particulars, whether in its name stated in the Finance Documents or any other name, of any UK Establishment to the Registrar of Companies as required under the Overseas Regulations or, if it has so registered, it has provided to the Facility Agent sufficient details to enable an accurate search against it to be undertaken by the Lenders at the Companies Registry.
~~18.26~~	~~Centre of main interests and establishments~~
~~For the purposes of The Council of the European Union Regulation No. 1346/2000 on Insolvency Proceedings (the "Regulation"), the Parent's centre of main interest (as that term is used in Article 3(1) of the Regulation) is situated in Cyprus, and it has no "establishment" (as that term is used in Article 2(h) of the Regulations) in any other jurisdiction.~~
18.26	~~18.27~~Place of business
The Drillship Owner and the Borrower will maintain their place of business at the address disclosed to the Facility Agent in writing on or prior the date of this Agreement.
18.27	~~18.28~~No employee or pension arrangements
The Borrower does not have any employees or any liabilities under any pension scheme.
18.28	~~18.29~~Ownership
(a)	The ~~Parent~~ Trust owns all of the shares and the ownership interests in the Borrower as described in Schedule 11 (Corporate Structure).
(b)	The Borrower ~~Trust~~ owns~~(directly or indirectly)~~  all of the shares and the ownership interests in the Drillship Owner as described in Schedule 11 (Corporate Structure).
(c)	None of the shares in any of the companies within the Restricted Group are subject to any option to purchase, pre-emption rights or similar rights.
18.29	~~18.30~~Good title to assets
It and each other member of the Restricted Group has a good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business as presently conducted.
18.30	~~18.31~~The Drillship
The Drillship is with effect from the Utilisation Date:
(a)
in the absolute ownership of the Drillship Owner, free and clear of all encumbrances (other than any Permitted Security), and the Drillship Owner is the sole, legal and beneficial owner of the Drillship;

(b)	registered in the name of the Drillship Owner under the Approved Flag;
(c)	operationally seaworthy in every way and fit for service; and
(d)	classed with the Approved Classification with the Approved Classification Society and is free of all overdue requirements and recommendations.
18.31	~~18.32~~No money laundering
Each Obligor is acting for its own account in relation to the Facilities and in relation to the performance and the discharge of its respective obligations and liabilities under the Finance Documents and the transactions and other arrangements effected or contemplated by the Finance Documents to which such Obligor is a party, and the foregoing will not involve or lead to contravention of any law, official requirement or other regulatory measure or procedure implemented to combat money laundering (as defined in Article I of the Directive

(2001/97EC of the European Parliament and of 4 December 2001) or article 305bis of the Swiss Penal Code) including, but not limited to Directive 2005/60 amending Council Directive 91/308).
18.32	~~18.33~~Corrupt practices
The Obligors have observed, and to the best of their knowledge and belief, parties acting on their behalf have observed in the course of acting for them, all applicable laws and regulations relating to bribery and corrupt practices including but not limited to the Foreign Corrupt Practices Act of 1977 and the UK Bribery Act 2010.
18.33	~~18.34~~Sanctions
None of the Obligors, nor any of their Subsidiaries nor any of their directors and officers or any other Relevant Person is:
(a)	a Restricted Party;
(b)	in breach of Sanctions; or
(c)	subject to or involved in any complaint, claim, proceeding, formal notice, investigation or other action by any regulatory or enforcement authority or third party concerning any Sanctions.
18.34	~~18.35~~No immunity
The execution and delivery by an Obligor of the Finance Documents to which such Obligor is a party constitutes, and the exercise of its respective rights and performance of its respective obligations under the Finance Documents will constitute, private and commercial acts performed for private and commercial purposes, and such Obligor will not (except for bankruptcy or any similar proceedings) be entitled to claim for itself or any or all of its respective assets immunity from suit, execution, attachment or other legal process in any proceedings taken in relation to any Finance Document.
18.35	~~18.36~~Insolvency
(a)
No corporate action, legal proceeding or other procedure or step described in paragraph (a) of Clause ~~26.9~~ 27.11 (26.9Insolvency proceedings) has been taken or, to the knowledge of the ~~Parent~~Borrower, threatened in relation to a member of the Restricted Group.

(b)	No creditors' process described in Clause ~~26.10~~ 27.12 (26.10Creditors' process), has been taken or threatened in relation to any Obligor.
(c)	None of the circumstances described in Clause ~~26.8~~ 27.10 (26.8Insolvency) applies to any Obligor.
(d)	~~Each~~ The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Finance Documents.
18.36	~~18.37~~Kexim Guarantee
The Obligors are not in breach of the provisions set out in the Kexim Guarantee.
18.37	~~18.38~~US Tax Obligor
No Obligor is a US Tax Obligor.

18.38	~~18.39~~Repetition
The Repeating Representations are deemed to be made by each Obligor by reference to the facts and circumstances then existing on the date of each Utilisation Request, on each Utilisation Date and the first day of each Interest Period.
19	INFORMATION UNDERTAKINGS
19.1	General
The undertakings in this Clause 19 (Information Undertakings) remain in force throughout the Security Period unless the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders), may otherwise permit.
19.2	Financial statements
The Borrower shall ~~(or shall procure that the Parent shall)~~ supply to the Facility Agent in sufficient copies for all the Lenders:
(a)
as soon as the same become available, but in any event within 120 days after the end of each financial year ~~:(i)   the Group's~~ its audited consolidated financial statements (to include a profit and loss account, balance sheet and cash flow statement);

~~(ii)~~	~~the Borrower's audited consolidated financial statements (to include a profit and loss account, balance sheet and cash flow statement); and~~
(b)
as soon as the same become available, but in any event within 60 days after each Quarter Date in each financial year ~~:~~(ii)   ~~the Group's~~ its unaudited consolidated financial statements for that financial quarter (to include a profit and loss account, balance sheet and, where available, a cash flow statement); and

~~(ii)~~	~~the Borrower's audited consolidated financial statements for that financial quarter (to include a profit and loss account, balance sheet and, where available, a cash flow statement).~~
(c)	prior to each financial year, detailed ~~five~~ two year cash flow projections of the Restricted Group in a format approved by the Facility Agent (acting reasonably).
19.3	Compliance Certificate
(a)
The Borrower shall ~~(or shall procure that the Parent shall)~~ supply to the Facility Agent, with each set of financial statements delivered pursuant to paragraphs (a) and (b) of Clause 19.2 (Financial statements), a Compliance Certificate setting out (in reasonable detail) computations as to compliance with Clause 20 (Financial Covenants) and , if applicable, Clause 21 (Minimum Required Security Cover Financial covenants after the Interim Maturity Date) as at the date as at which those financial statements were drawn up.

(b)	Each Compliance Certificate shall be signed by the chief financial officer or any authorized signatory of the ~~Parent and the~~ Borrower.
19.4	Requirements as to financial statements
The Borrower shall ~~(or shall procure that Parent shall)~~ procure that each set of financial statements delivered pursuant to Clause 19.2 (Financial statements) is prepared using the applicable Accounting Principles, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements unless, in relation to any set of financial statements, it notifies the Facility Agent that there has been a change in the applicable Accounting Principles, accounting practices or reference periods and the relevant auditors deliver to the Facility Agent:

(a)
a description of any change necessary for those financial statements to reflect the applicable Accounting Principles, accounting practices and reference periods upon which the Original Financial Statements were prepared; and

(b)
sufficient information, in form and substance as may be reasonably required by the Facility Agent, to enable the Lenders to determine whether Clause 20 (Financial Covenants) and, if applicable, Clause 21 (Financial covenants after the Interim Maturity Date) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and the Original Financial Statements.

Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.
19.5	Budget
(a)
The Borrower shall deliver to the Facility Agent (in sufficient copies for all the Lenders, if the Facility Agent so requests) on or prior to the Effective Date a budget for the Restricted Group from the period up to and including 31 December 2018, broken down monthly (each such Month being a "Budget Month"), of projected cash receipts and disbursements (the "Budget"), and which shall include a breakdown of the following costs and expenses:

(i)	a fixed amount of operating costs and expenses, which shall include the costs of cold-stacking the Drillship ("OPEX");
(ii)	a fixed amount of maintenance capital expenditures in relation to equipment on the Drillship ("CAPEX");
(iii)	a fixed amount of general and administrative expenses in relation to the Restricted Group and the Drillship ("G&A"),
((i) to (iii) above together, the "Permitted Operating Expenses");
(iv)
a fixed amount of Taxes in relation to the Drillship, being, as at the date of the Amending and Restating Agreement, 9.2015 per cent. on all revenues received by the Drillship Owner under the Total Drilling Contract (including, without limitation, the Total Termination Payments); and

(v)
a fixed amount of commission, equal to 1% of all revenues received for the Drillship (including without limitation the Total Termination Payments received under the Total Drilling Contract), payable to TMS Offshore Services Ltd. ("Commission"),

(iv) to (v) above together, the "Tax and Commission").
(b)
Promptly upon receipt by the Facility Agent, it shall send the Budget to the Lenders and the Technical Advisor for approval and such Budget shall only constitute the Budget if approved by all the Lenders (following consultation with the Technical Advisor).

(c)
The Facility Agent (acting on the instructions of any Lender) shall be entitled to request full information relating to the expenses of the Restricted Group to ensure they are properly and reasonably incurred and shall be entitled to review or to request an audit of all records.

(d)
The Borrower shall use its reasonable endeavours to procure that, in respect of any Budget Month, the aggregate amount of the Permitted Operating Expenses, Tax and Commission and, in each case, the amount of each component thereof (as specified in paragraph (a) above) shall not exceed the budgeted amounts set out in the Budget for that Budget Month.

19.6	~~19.5~~Information: miscellaneous

Each Obligor shall supply to the Facility Agent (in sufficient copies for all the Lenders, if the Facility Agent so requests):
(a)	promptly upon receipt, a copy of the monthly invoice payment confirmation from Total;
(b)	~~(a)~~all documents dispatched by it to its shareholders (or any class of them) or its creditors generally at the same time as they are dispatched;
(c)
~~(b)~~promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings (including proceedings relating to any alleged or actual breach of the ISM Code or of the ISPS Code) which are current, threatened or pending against any member of the Restricted Group;

(d)	~~(c)~~promptly, such further information and/or documents regarding:
(i)	the Drillship, the Earnings or the Insurances;
(ii)	the Charged Property;
(iii)	compliance of the Obligors with the terms of the Finance Documents;
(iv)	the financial condition, business and operations of any member of the Restricted Group, as any Finance Party (through te Facility Agent) may reasonably request;
(e)
~~(d)~~promptly, such further information and/or documents as any Finance Party (through the Facility Agent) may reasonably request so as to enable such Finance Party to comply with any laws applicable to it;

(f)
~~(e)~~promptly upon becoming aware of them, the details of any inquiry, claim, action, suit, proceeding or investigation pursuant to Sanctions against it, any of its direct or indirect owners, any other member of the Restricted Group, any of their joint ventures or any of their respective directors, officers, employees, agents or representatives, as well as information on what steps are being taken with regards to answer or oppose such; and

(g)
~~(f)~~promptly upon becoming aware that it, any of its direct or indirect owners, any other member of the Restricted Group, any of their joint ventures or any of their respective directors, officers, employees, agents or representatives has become or is likely to become a Restricted Party.

19.7	~~19.6~~Notification of default
(a)
Each Obligor shall notify the Facility Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).

(b)
Promptly upon a request by the Facility Agent, the Borrower shall supply to the Facility Agent a certificate signed by any authorized signatory of the Borrower certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

19.8	~~19.7~~"Know your customer" checks
(a)	If:
(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(ii)	any change in the status of an Obligor after the date of this Agreement; or
(iii)	a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer, obliges a Finance Party (or, in the case of paragraph (iii) above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of any Finance Party supply, or procure the supply of, such documentation and other evidence as is reasonably requested by a Servicing Bank (for itself or on behalf of any other Finance Party) or any Lender (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Lender) in order for such Finance Party or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.
(b)
Each Lender shall promptly upon the request of a Servicing Bank supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Servicing Bank (for itself) in order for that Servicing Bank to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

20	FINANCIAL COVENANTS
20.1	General
The undertakings in this Clause 20 (Financial Covenants) remain in force and apply at all times throughout the Security Period unless the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders), may otherwise permit.
20.2	~~Borrower's~~ Minimum credit balance on Retention Account
The Borrower shall ensure that the credit balance on the Retention Account shall not at any time be less than USD 5,000,000.
20.3	Financial testing
The Financial Covenants set out in this Clause 20 (Financial Covenants) shall be calculated in accordance with the applicable Accounting Principles and tested by reference to the latest financial statements (whether audited or unaudited) delivered pursuant to Clause 19.2 (Financial statements) and each Compliance Certificate.
21	FINANCIAL COVENANTS AFTER THE INTERIM MATURITY DATE
21.1	General
The undertakings in this Clause 21 (Financial covenants after the Interim Maturity Date) remain in force and apply at all times from and including the date following the Interim Maturity Date and throughout the remainder of the Security Period unless the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders), may otherwise permit.

21.2	~~20.1~~Borrower's Minimum Cash and Cash Equivalents
(a)
The Borrower shall ensure that Cash and Cash Equivalents (which, for the avoidance of doubt, shall include the USD 5,000,000 held on the Retention Account) of the Borrower (on a consolidated basis) will not at any time fall below ~~:~~ USD 20,000,000.

~~(i)~~	~~USD 10,000,000 from the Delivery Date to but excluding the date falling one year after the Delivery Date;~~
~~(ii)~~	~~USD 15,000,000 from the date falling one year after the Delivery Date to but excluding the date falling two years after the Delivery Date; and~~
~~(iii)~~	~~USD 20,000,000 thereafter.~~
(b)
Notwithstanding ~~sub-paragraph (iii) of~~ paragraph (a) above, if ~~(i) the Satisfactory Drilling Contract is extended for contract periods beyond the third anniversary of each Utilisation and otherwise in form and substance acceptable to the Lenders or (ii) a new firm~~ a new Satisfactory Drilling Contract is secured for the Drillship, then the Cash and Cash Equivalents (which, for the avoidance of doubt, shall include the USD 5,000,000 held on the Retention Account) of the Borrower (on a consolidated basis) shall instead be not less than:

(i)	USD 10,000,000 during the next one year of operation of the Drillship;
(ii)	USD 15,000,000 during the second year of operation of the Drillship; and
(iii)	USD 20,000,000 thereafter.
21.3	~~20.2~~Borrower's Equity Ratio
(a)	25 per cent. From the Delivery Date to but excluding the date falling one year after the Delivery Date;
~~:~~
The Borrower shall ensure that the Borrower's Equity Ratio shall not be less than ~~(b)     30 per cent. From the date falling one year after the Delivery Date to but excluding the date falling two years after the Delivery Date; and (c)~~35 per cent. ~~thereafter.~~
21.4	~~20.3~~Borrower's Current Ratio
The Borrower shall ensure that the Borrower's Current Ratio is greater than 1:1.
21.5	~~20.4~~Borrower's Debt Service Cover Ratio
The Borrower shall ensure that the ratio of the Borrower's EBITDA to the aggregate of the Borrower's consolidated interest expenses calculated on a 12 month rolling basis and Repayment Instalments payable by the Borrower shall not at any time be less than 1.25:1.
~~20.5~~	~~Group's Leverage Ratio~~
~~The Parent shall ensure that the Group's Leverage Ratio will not exceed 5.5 : 1.~~
~~20.6~~	~~Group's Interest Cover Ratio~~
~~The Parent shall ensure that the Group's Interest Cover Ratio shall be minimum 2.0 : 1.~~
~~20.7~~	~~Group's Current Ratio~~
~~The Parent shall ensure that the Group's Current Ratio is greater than 1:1.~~

~~20.8~~	~~Group's Equity Ratio~~
~~The Parent shall ensure that the Group's Equity Ratio shall not be less than 30 per cent.~~
21.6	~~20.9~~Financial testing
The Financial Covenants set out in this Clause ~~20 shall~~ 21 (Financial covenants after the Interim Maturity Date) shall, from and including the date following the Interim Maturity Date and throughout the remainder of the Security Period, be calculated in accordance with the applicable Accounting Principles and tested by reference to the latest financial statements (whether audited or unaudited) delivered pursuant to Clause 19.2 (Financial statements) and each Compliance Certificate.
22	~~21~~GENERAL UNDERTAKINGS
22.1	~~21.1~~General
The undertakings in this Clause ~~21~~ 22 (General Undertakings) remain in force throughout the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.
22.2	~~21.2~~Authorisations
Each of the Obligors shall promptly:
(a)	obtain, comply with and do all that is necessary to maintain in full force and effect; and
(b)
supply certified copies to the Facility Agent of, any Authorisation required under any law or regulation of any Relevant Jurisdiction or the state of the Approved Flag at any time of the Drillship to enable it to:

(i)	perform its obligations under the Finance Documents to which it is a party;
(ii)	perform, in the case of the Drillship Owner, its obligations under the Building Contract, the ~~Satifactory~~ Total Drilling Contract and any other Charter to which it is a party;
(iii)
ensure the legality, validity, enforceability or admissibility in evidence in any Relevant Jurisdiction or in the state of the Approved Flag at any time of the Drillship or any Finance Document to which it is a party, the Building Contract, the ~~Satifactory~~ Total Drilling Contract and/or any other Charter (as relevant); and

(iv)	in the case of the Drillship Owner, own and operate the Drillship.
22.3	~~21.3~~Compliance with laws
Each of the Obligors shall comply in all respects with all laws or regulations to which it may be subject, if failure so to comply has or is reasonably likely to have a Material Adverse Effect.
22.4	~~21.4~~Transactions with Affiliates
Each of the Obligors shall ~~(and the Parent shall ensure that each other member of the Group will)~~ procure that all transactions entered into with an Affiliate are made on market terms and otherwise on arm's length terms.

22.5	~~21.5~~Environmental compliance
Without prejudice to the generality of Clause ~~21.3~~ 22.3 (Compliance with laws) each of the Obligors shall ~~and the Parent shall ensure that each other member of the Group will~~:
(a)	comply with all Environmental Laws;
(b)	obtain, maintain and ensure compliance with all requisite Environmental Approvals; and
(c)	implement procedures to monitor compliance with and to prevent liability under any Environmental Law.
22.6	Environmental claims
Each of the Obligors shall promptly upon becoming aware of the same, inform the Facility Agent in writing of:
(a)	any Environmental Claim against any member of the Restricted Group which is current, pending or threatened; and
(b)	any facts or circumstances which are reasonably likely to result in any Environmental Claim being commenced or threatened against any member of the Restricted Group.
22.7	~~21.7~~Taxation
(a)
Each of the Obligors shall ~~and the Parent shall ensure that each other member of the Group will~~ pay and discharge all Taxes imposed upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that:

(i)	such payment is being contested in good faith;
(ii)
adequate reserves are maintained for those Taxes and the costs required to contest them which have been disclosed in its latest financial statements delivered to the Facility Agent under Clause 19.2 (Financial statements); and

(iii)	such payment can be lawfully withheld and failure to pay those Taxes does not have or is not reasonably likely to have a Material Adverse Effect.
(b)
None of the Obligors may and, to the extent (in the opinion of the Facility Agent or the Majority Lenders) it has or reasonably could expect to have a Material Adverse Effect, no other member of the Restricted Group may change its residence for Tax purposes.

22.8	~~21.8~~Overseas companies
Each Obligor shall promptly inform the Facility Agent if it delivers to the Registrar particulars required under the Overseas Regulations of any UK Establishment and it shall comply with any directions given to it by the Facility Agent regarding the recording of any Transaction Security on the register which it is required to maintain under The Overseas Companies (Execution of Documents and Registration of Charges) Regulations 2009.
22.9	~~21.9~~Pari passu ranking
Each Obligor shall ensure that at all times any unsecured and unsubordinated claims of a Finance Party against it under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies.

22.10	~~21.10~~Ownership
(a)
The ~~Borrower~~ Trust shall own ~~(directly or indirectly)~~ 100 per cent. of all the shares and the ownership interests in ~~each of its Subsidiaries including~~ the Borrower and in the Drillship Owner ~~as described in Schedule 11 (Corporate Structure)~~ as described in Schedule 11 (Corporate Structure).

~~(b)The Parent shall own 100 per cent. of all the shares and the ownership interests in the Borrower as described in Schedule 11 (Corporate Structure).~~
(b)
~~(c)~~Each Obligor shall procure that there shall be no change in the corporate structure of the Restricted Group described in Schedule 11 (Corporate Structure) except as expressly permitted by this Agreement without the prior written consent of all the Lenders (not to be unreasonably withheld).

22.11	~~21.11~~New Guarantors
(a)	Each Obligor shall procure that each Intra-Group Charterer shall be a company within the Restricted Group.
(b)
Each Obligor shall procure that any Intra-Group Charterer not already party to this Agreement (other than a company within the Restricted Group being a counterparty to a Service Contract only) shall accede to this Agreement as an Additional Guarantor by signing an accession letter substantially in the form of Schedule 7 (Form of Accession Letter) hereto and/or taking such other step as the Facility Agent may reasonably require to provide its Guarantee and any such other Security as contemplated under this Agreement, and Shares Security shall be granted over the shares in that Intra-Group Charterer.

22.12	~~21.12~~Title
(a)
The Drillship Owner shall hold the title to, and own the entire beneficial interest in, the Drillship, free of any Security and other interests and rights of every kind, except for those set out in Clause ~~21.16~~22.16 (Negative pledge).

(b)
Each Obligor shall procure that the Drillship Owner and/or Intra-Group Charterer (as the case may be) shall hold the title to, and own the, entire beneficial interest in, the Earnings payable to each such party and its rights in the Insurances related to the Driliship, free of any Security and other interests and rights of every kind, except for those set out in Clause ~~21.16~~22.16 (Negative pledge).

22.13	~~21.13~~Employment of the Drillship
(a)	All Charters for the Drillship shall be made on market terms and otherwise on arm's length terms.
(b)	No novation or assignment of a Charter shall be permitted, save for
(i)	novations or assignments in favour of the Secured Parties under the Finance Documents; or
(ii)
novations or assignments in the ordinary course of business between the Drillship Owner and/or any other member of the Restricted Group (subject to Clause ~~21.11~~22.11 (New Guarantors)) as the case may be; or

(iii)	with the prior written consent of all the Lenders (not to be unreasonably withheld).

22.14	~~21.14~~Change of business
(a)
The ~~Parent~~ Borrower shall procure that no substantial change is made to the general nature of the business of the Restricted Group from that carried on at the date of this Agreement without the prior written consent of all the Lenders.

(b)
The companies within the Restricted Group (other than the Drillship Owner) shall not engage in any business other than the ownership (direct or indirect, as the case may be) of the Drillship Owner or (if relevant) the operation of the Drillship as an Intra-Group Charterer.

(c)	The Drillship Owner shall not engage in any business other than the ownership and operation of the Drillship.
22.15	~~21.15~~Merger
No Obligor shall~~, and the Parent shall ensure that no other member of the Group will,~~ enter into any amalgamation, demerger, merger, consolidation or corporate reconstruction without the prior written consent of all the Lenders (not to be unreasonably withheld).
22.16	~~21.16~~Negative pledge
(a)	None of the companies within the Restricted Group will create or permit to subsist any Security over any of its assets.
(b)	None of the companies within the Restricted Group will:
(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor;
(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;
(iii)	enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or
(iv)	enter into any other preferential arrangement having a similar effect, in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.
(c)	The ~~Parent~~ Trust shall not and shall cause not to create or permit to subsist any Security over the shares of the Obligors including the Borrower ~~(but excluding the Parent)~~.
(d)	Paragraphs (a), (b) and (c) above do not apply to any Permitted Security.
22.17	~~21.17~~Disposals
(a)
None of the companies within the Restricted Group shall enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of the Drillship, the Earnings or the Insurances or other asset being the subject of Security pursuant to the Finance Documents (including but not limited to its interest in the Trust) or the whole or a substantial part of its assets.

(b)	Paragraph (a) above does not apply to:
(i)	any sale, lease, transfer or other disposal made on market value and arm's length terms and in compliance with Clause 7 (Prepayment and cancellation) of this Agreement; or
(ii)	any Charter, unless otherwise prohibited under this Agreement.

22.18	~~21.18~~Financial Indebtedness
None of the companies within the Restricted Group shall incur any Financial Indebtedness except pursuant to the Finance Documents and any Intra-Group Loan which is subordinated in accordance with Clause ~~21.19~~ 22.19 (Subordination).
~~(b)~~	~~The Parent shall be permitted to incur, create and permit to subsist Financial Indebtedness, subject to no Default or Event of Default existing or resulting thereof.~~
22.19	~~21.19~~Subordination
(a)
Each Obligor shall procure that any current or future intra-group claims (including any Intra-Group Loan) owed by any Obligor to an Obligor or another company within the Restricted Group and all sums owed by any Obligor to the Manager shall be unsecured and fully subordinated, in terms of payment and priority, to the rights of the Finance Parties under the Finance Documents on terms acceptable to the Facility Agent.

(b)	No payments of principal or interest under any Intra-Group Loan shall be permitted until all outstanding amounts under the Finance Documents have been repaid in full.
(c)
Additionally each Obligor shall procure that no transfer, novation or assignment of any Intra-Group Loan or other claim (whether for security or otherwise) shall take place at any time to any ~~party outside the Group or, following the occurrence of a Default, to any~~ other member of the Restricted Group.

(d)	Each Obligor shall procure that any current or future Intra-Group Loan shall be subject to Security under an Assignment of Intra-Group Loan.
22.20	~~21.20~~Investments, loans and guarantees
(a)
None of the companies within the Restricted Group shall make any investments or acquisitions, except for any capital expenditure or investments related to ordinary upgrade or maintenance work of the Drillship.

(b)
None of the companies within the Restricted Group shall provide any guarantee or indemnity to or for the benefit of any person in respect of any obligation or any other person or enter into any document under which it assumes any liability of any other person other than any guarantee or indemnity given under the Finance Documents and except liabilities under guarantees given in the ordinary course of business for operational reasons; or

(c)	None of the companies within the Restricted Group shall make any loan or provide any form of credit or financial assistance to any person.
22.21	~~21.21~~Share capital
~~(a)~~None of the companies within the Restricted Group shall:
(a)	~~(i)~~purchase, cancel or redeem any of its share capital;
(b)	~~(ii)~~increase or reduce its authorised share capital;
(c)
~~(iii)~~issue any further shares except to its shareholder and provided such new shares are made subject to the terms of the Shares Security immediately upon the issue thereof in a manner satisfactory to the Security Agent and the terms of the Shares Security are complied with; or

(d)	~~(iv)~~appoint any further director, officer or secretary (unless the provisions of the Shares Security are complied with).

22.22	~~21.22~~Dividends
~~(a)The Parent may only~~ No member of the Restricted Group shall make or pay any dividend or other distribution (in cash or in kind) in respect of its share capital or make any other distributions to its shareholders and/or buy  back its own common stock ~~(each a "Payment"), to the extent that at the time of such Payment and after giving effect to such Payment:~~.
~~(i)~~	~~the Parent is in compliance with the financial covenants applicable to it in Clause~~ 20 ~~(financial Covenants); and~~
~~(ii)          no Default is continuing or would result from the Payment.~~
~~(b)~~
~~No Obligor shall, and the Parent shall ensure that no other member of the Group will, agree to any restriction on payment of dividends or other distributions by any member of the Group except for restrictions binding on the Parent.~~

~~21.23~~	~~Listing on a stock exchange~~
~~The Parent shall maintain its listing on NASDAQ or such other reputable stock exchange deemed satisfactory to the Facility Agent.~~
22.23	~~21.24~~Unlawfulness, invalidity and ranking; Security imperilled
No Obligor will do (or fail to do) or cause or permit another person to do (or omit to do) anything which is likely to:
(a)	make it unlawful for an Obligor to perform any of its obligations under the Finance Documents;
(b)	cause any obligation of an Obligor under the Finance Documents to cease to be legal, valid, binding or enforceable;
(c)	cause any Finance Document to cease to be in full force and effect;
(d)	cause any Transaction Security to rank after, or lose its priority to, any other Security; and
(e)	imperil or jeopardise the Transaction Security.
22.24	~~21.25~~Sanctions
(a)
No Obligor shall (and the ~~Parent~~ Borrower shall ensure that no other Relevant Person will) take any action, make any omission or use (directly or indirectly) any proceeds of the Loan, in a manner that:

(i)	is a breach of Sanctions; and/or
(ii)	causes (or will cause) a breach of Sanctions by any Relevant Person or Finance Party and/or
(iii)	otherwise benefits any Restricted Party.
(b)
No Obligor shall (and the ~~Parent~~ Borrower shall ensure that no other Relevant Person will) take any action or make any omission that results, or is likely to result, in it or any Finance Party becoming a Restricted Party or otherwise a target of sanctions ("target of sanctions" signifying an entity or person ("Target") that is a target of laws, regulations or orders concerning any trade, economic or financial sanctions or embargoes by virtue of prohibitions and/or restrictions being imposed on any US person or other legal or natural person subject to the jurisdiction or authority of a US Sanctions Authority which prohibit or restrict them from them engaging in trade, business or other activities with such Target without all appropriate licences or exemptions issued by all applicable US Sanctions Authorities).
22.25	~~21.26~~Chartering
(a)	No member of the Restricted Group shall enter into arrangements which provide an obligation to charter in (or similar arrangement) any tonnage from companies outside the Restricted Group.
(b)	Any charter-in arrangement permitted pursuant to paragraph (a) above shall be made on market terms and otherwise on arm's length terms.
22.26	~~21.27~~Kexim Guarantee protection
(a)
The Borrower shall procure that no Obligor shall act (or omit to act) in a manner that is inconsistent with or which could result in a breach of any requirement of the Kexim Guarantor under or in connection with the Kexim Guarantee and, in particular:

(i)	each Obligor shall do all that is reasonably necessary and within its control to ensure that all requirements of the Kexim Guarantor under or in connection with the Kexim Guarantee are complied with;
(ii)
each Obligor will cooperate with the Facility Agent and the Kexim Guarantee Agent on its reasonable request to take all steps necessary on the part of the Obligors (or any of them) to ensure that the Kexim Guarantee remains in full force and effect throughout the Security Period; and

(iii)	each Obligor will use reasonable efforts to assist the Kexim Guarantee Agent in making any claim under the Kexim Guarantee.
(b)	The Borrower shall promptly:
(i)	notify the Facility Agent and the Kexim Guarantee Agent promptly after it becomes aware of the occurrence of any Default or Event or Default;
(ii)
provide copies of all financial or other information reasonably required by the Facility Agent and/or the Kexim Guarantee Agent to satisfy any request for information by the Kexim Guarantor pursuant to the Kexim Guarantee. The Borrower agrees that it shall be reasonable for the Facility Agent and/or the Kexim Guarantee Agent to make a request under this Clause ~~21.27~~ 22.26 (21.27Kexim Guarantee protection) if it is required to do so as a condition of maintaining the Kexim Guarantee in full force and effect.

22.27	~~21.28~~Further assurance
(a)
Each Obligor shall promptly, and in any event within the time period specified by the Security Agent do all such acts (including procuring or arranging any registration, notarisation or authentication or the giving of any notice) or execute or procure execution of all such documents (including assignments, transfers, mortgages, charges, notices, instructions, acknowledgments, proxies and powers of attorney), as the Security Agent may specify (and in such form as the Security Agent may reasonably require in favour of the Security Agent or its nominee(s)):

(i)
to create, perfect, vest in favour of the Security Agent or protect the priority of the Security or any right or any kind created or intended to be created under or evidenced by the Finance Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security) or for the exercise of any rights, powers and remedies of the Security Agent, any Receiver or the Secured Parties provided by or pursuant to the Finance Documents or by law;
(ii)
to confer on the Security Agent or confer on the Secured Parties Security over any property and assets of that Obligor located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Finance Documents;

(iii)
to facilitate or expedite the realisation and/or sale of, the transfer of title to or the grant of, any interest in or right relating to the assets which are, or are intended to be, the subject of the Transaction Security or to exercise any power specified in any Finance Document in respect of which the Security has become enforceable; and/or

(iv)	to enable or assist the Security Agent to enter into any transaction to commence, defend or conduct any proceedings and/or to take any other action relating to any item of the Security Property.
(b)
Each Obligor shall take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Security Agent or the Secured Parties by or pursuant to the Finance Documents.

(c)
At the same time as an Obligor delivers to the Security Agent any document executed under this Clause ~~21.28~~ 22.27 (Further assurance), that Obligor shall deliver to the Security Agent reasonable evidence that that Obligor's execution of such document has been duly authorised by it.

23	~~22~~INSURANCE UNDERTAKINGS
23.1	~~22.1~~General
(a)
The undertakings in this Clause ~~22~~ 23 (22Insurance Undertakings) remain in force on and from the Delivery Date of the Drillship and throughout the rest of the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.

(b)
At any time where there is an Intra-Group Charterer within the Charter arrangements for the Drillship, the Drillship Owner shall be entitled to procure the performance of the undertakings in this Clause ~~22~~ 23 (22Insurance Undertakings) through the Intra-Group Charterer.

23.2	~~22.2~~Maintenance of obligatory insurances
The Drillship Owner shall keep the Drillship insured at its expense against:
(a)	fire and usual marine risks (including hull and machinery and excess risks);
(b)	hull interest and/or freight interest;
(c)	war risks (including blocking and trapping, acts of terrorism and piracy);
(d)	protection and indemnity risks;
(e)	risk of loss of Earnings; and
(f)	such other insurances as the Lenders may reasonably require.
23.3	~~22.2~~Terms of obligatory insurances
(a)	The Drillship Owner shall effect such insurances:

(i)	in dollars;
(ii)
in the case of fire and usual marine risks and war risks, in an amount equal to at least 80 per cent. of the ~~Market~~ Insurance Value ~~of the Drillship~~, while the remaining 20 per cent. may be taken out as hull interest and/ or freight interest insurance;

(iii)
in the case of oil pollution liability risks, for an aggregate amount equal to the highest level of cover from time to time available under basic protection and indemnity club entry and in the international marine insurance market;

(iv)	in the case of protection and indemnity risks, in respect of the full tonnage of the Drillship;
(v)
in the case of risk of loss of Earnings insurance, in an amount not less than the amount confirmed by the report from the insurance broker obtained in accordance with Clause ~~22.14(b~~23.14(b) as being appropriate and adequate;

(vi)
in each of the above cases on terms approved by the Facility Agent (acting on the authorisation of the Majority Lenders) and through such brokers, insurers, associations and clubs as the Facility Agent (acting on the authorisation of the Majority Lenders) from time to time may approve as appropriate for an internationally reputable major drilling contractor.

(b)	For the purpose of this Clause ~~22~~ 23 (Insurance Undertakings) the "Insurance Value" of the Drillship means at all times an amount which equal to or higher than the greater of:
(i)	120 per cent. of the Loan; and
(ii)	the Market Value of the Drillship.
23.4	~~22.4~~Further protections for the Finance Parties
In addition to the terms set out in Clause ~~22.3~~ 23.3 (Terms of obligatory insurances), the Drillship Owner shall procure that the obligatory insurances taken out by it shall:
(a)	subject always to paragraph (b), name the Drillship Owner and any Intra-Group Charterer as the main co assured unless the interest of every other co assured is limited:
(i)	in respect of any obligatory insurances for hull and machinery and war risks;
(A)	to any provable out-of-pocket expenses that it has incurred and which form part of any recoverable claim on underwriters; and
(B)	to any third party liability claims where cover for such claims is provided by the policy (and then only in respect of discharge of any claims made against it); and
(ii)
in respect of any obligatory insurances for protection and indemnity risks, to any recoveries it is entitled to make by way of reimbursement following discharge of any third party liability claims made specifically against it;

and every other co assured has undertaken in writing to the Security Agent (in such form as it requires) that any deductible shall be apportioned between the Drillship Owner, any Intra-Group Charterer and every other co assured in proportion to the gross claims made or paid by each of them and that it shall do all things necessary and provide all documents, evidence and information to enable the Security Agent to collect or recover any moneys which at any time become payable in respect of the obligatory insurances;

(b)	name the Security Agent as loss payee with such directions for payment as the Facility Agent may specify;
(c)	provide that all payments by or on behalf of the insurers under the obligatory insurances to the Security Agent shall be made without set off, counterclaim or deductions or condition whatsoever;
(d)	provide that the obligatory insurances shall be primary without right of contribution from other insurances which may be carried by the Security Agent or any other Finance Party; and
(e)	provide that the Security Agent may make proof of loss if the Drillship Owner or any Intra-Group Charterer fails to do so.
23.5	~~22.5~~Renewal of obligatory insurances
The Drillship Owner shall:
(a)	at least 14 days before the expiry of any obligatory insurance effected by it, renew that obligatory insurance; and
(b)
procure that the brokers and/or the war risks and protection and indemnity associations (approved in accordance with ~~22.3(a)(vi~~23.3(a)(vi)) with which such a renewal is effected shall promptly after the renewal notify the Facility Agent in writing of the terms and conditions of the renewal.

23.6	~~22.6~~Copies of policies; letters of undertaking
The Drillship Owner shall ensure that the brokers provide the Security Agent with:
(a)	pro forma copies of all policies relating to the obligatory insurances which they are to effect or renew; and
(b)	a letter or letters of undertaking in a form required by the Facility Agent and including undertakings by the brokers that:
(i)
they will have endorsed on each policy, immediately upon issue, a loss payable clause and a notice of assignment complying with the provisions of Clause ~~22.4~~ 23.4 (22.4Further protections for the Finance Parties);

(ii)	they will hold such policies, and the benefit of such insurances, to the order of the Security Agent in accordance with such loss payable clause;
(iii)	they will advise the Security Agent immediately of any material change to the terms of the obligatory insurances;
(iv)
they will, if they have not received notice of renewal instructions from the Drillship Owner concerned or its agents, notify the Security Agent not less than 14 days before the expiry of the obligatory insurances;

(v)	if they receive instructions to renew the obligatory insurances, they will promptly notify the Facility Agent of the terms of the instructions;
(vi)
they will not set off against any sum recoverable in respect of a claim relating to the Drillship under such obligatory insurances any premiums due for other Drillships under the fleet or other amounts due to them for other insurances or any other person, they waive any lien on the policies for premium due for other Drillships under the fleet cover or any sums received under them which they might have in respect of such premiums or other amounts due for other Drillships under the fleet cover and they will not cancel such obligatory insurances on this Drillship by reason of non-payment of such premiums for other Drillships under the fleet or other amounts; and
(vii)	they will arrange for a separate policy to be issued in respect of the Drillship forthwith upon being so requested by the Facility Agent.
23.7	~~22.7~~Copies of certificates of entry
The Drillship Owner shall ensure that any protection and indemnity and/or war risks associations in which the Drillship is entered provide the Security Agent with:
(a)	a copy of the certificate of entry for the Drillship;
(b)	a letter or letters of undertaking in such form as may be required by the Facility Agent acting on the instructions of Majority Lenders; and
(c)
a copy of each certificate of financial responsibility for pollution by oil or other Environmentally Sensitive Material issued by the relevant certifying authority in relation to the Drillship if trading in the United States or any other relevant jurisdiction.

23.8	~~22.8~~Deposit of original policies
The Drillship Owner shall ensure that all policies relating to obligatory insurances effected by it are deposited with the brokers through which the insurances are effected or renewed.
23.9	~~22.9~~Payment of premiums
The Drillship Owner shall punctually pay all premiums or other sums payable in respect of the obligatory insurances effected by it and produce all relevant receipts when so required by the Facility Agent or the Security Agent.
23.10	~~22.10~~Guarantees
The Drillship Owner shall ensure that any guarantees required by a protection and indemnity or war risks association are promptly issued and remain in full force and effect.
23.11	~~22.11~~Compliance with terms of insurances
(a)
The Drillship Owner shall not do nor omit to do (nor permit to be done or not to be done) any act or thing which would or might render any obligatory insurance effected by it invalid, void, voidable or unenforceable or render any sum payable under an obligatory insurance effected by it repayable in whole or in part.

(b)	Without limiting paragraph (a) above, the Drillship Owner shall:
(i)
take all necessary action and comply with all requirements which may from time to time be applicable to the obligatory insurances effected by it, and (without limiting the obligation contained in paragraph (b)(iii) of Clause ~~22.6~~ 23.6 (Copies of policies; letters of undertaking)) ensure that the obligatory insurances effected by it are not made subject to any exclusions or qualifications to which the Facility Agent has not given its prior approval;

(ii)	not make any changes relating to the Approved Classification or the Approved Classification Society or Manager or operator of the Drillship, without obtaining the underwriters' prior consent;
(iii)
make (and promptly supply copies to the Facility Agent of) all quarterly or other voyage declarations which may be required by the protection and indemnity risks association in which the Drillship is entered to maintain cover for trading to the

United States of America and Exclusive Economic Zone (as defined in the United States Oil Pollution Act 1990 or any other applicable legislation);
(iv)
not employ the Drillship, nor allow it to be employed, otherwise than in conformity with the terms and conditions of the obligatory insurances effected by it, without first obtaining the consent of the insurers and complying with any requirements (as to extra premium or otherwise) which the insurers specify; and

(v)	notify the Facility Agent in writing prior to the Drillship entering the territorial waters of the US, and arrange for such additional protection and indemnity cover as required by the Facility Agent.
(c)	The Facility Agent may, at any time and for the account of the Borrower, obtain an insurance report from an independent marine insurance broker.
23.12	~~22.12~~Alteration to terms of insurances
The Drillship Owner shall not make or agree to any alteration to the terms of any obligatory insurance or waive any right relating to any obligatory insurance effected by it.
23.13	~~22.14~~Settlement of claims
The Drillship Owner shall:
(a)	not settle, compromise or abandon any claim under any obligatory insurance effected by it for Total Loss or for a Major Casualty; and
(b)
do all things necessary and provide all documents, evidence and information to enable the Security Agent to collect or recover any moneys which at any time become payable in respect of the obligatory insurances.

23.14	~~22.14~~Provision of information
The Drillship Owner shall promptly provide the Facility Agent (or any persons which it may designate) with any information which the Facility Agent (or any such designated person) requests for the purpose of:
(a)	obtaining or preparing any report from an independent marine insurance broker as to the adequacy of the obligatory insurances effected or proposed to be effected; and/or
(b)
effecting, maintaining or renewing any such insurances as are referred to in Clause ~~22.15~~ 23.15 (22.15Mortgagee's interest and additional perils (pollution) insurances) or dealing with or considering any matters relating to any such insurances, and the Borrower shall, forthwith upon demand, indemnify the Security Agent in respect of all fees and other expenses incurred by or for the account of the Security Agent in connection with any such report as is referred to in paragraph (a) above.

23.15	~~22.15~~Mortgagee's interest and additional perils (pollution) insurances
(a)
The Security Agent shall effect, maintain and renew a mortgagee's interest marine insurance and a mortgagee's interest additional perils (pollution) insurance, covering, in relation to mortgagee's interest marine insurance, not less than 120 per cent. of the Loan and, in relation to mortgagee's interest additional perils (pollution) insurance, not less than the amount of the Loan, and on such terms, through such insurers and generally in such manner as the Security Agent acting on the instructions of the Majority Lenders may from time to time consider appropriate.

(b)
The Borrower shall upon demand fully indemnify the Security Agent in respect of all premiums and other expenses which are incurred in connection with or with a view to effecting, maintaining or renewing any insurance referred to in paragraph (a) above or dealing with, or considering, any matter arising out of any such insurance.

24	~~23~~DRILLSHIP UNDERTAKINGS
24.1	~~23.1~~General
The undertakings in this Clause ~~23~~ 24 (Drillship Undertakings) remain in force on and from the Delivery Date of the Drillship and throughout the rest of the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.
24.2	~~23.2~~Drillship's name and registration
The Drillship Owner shall:
(a)	keep the Drillship registered in its name under the Approved Flag from time to time at its port of registration;
(b)	not do or allow to be done anything as a result of which such registration might be suspended, cancelled or imperilled; and
(c)	not change the name of the Drillship,
provided that any change of flag of the Drillship (other than to an Approved Flag) shall be subject to:
(i)	the prior consent of the Majority Lenders, and:
(ii)
the Drillship remaining subject to Security securing the Secured Liabilities created by a first priority or preferred ship mortgage on the Drillship and, if appropriate, a first priority deed of covenant collateral to that mortgage (or equivalent first priority Security) on substantially the same terms as the Mortgage and on such other terms and in such other form as the Facility Agent, acting with the authorisation of all Lenders, shall approve or require; and

(iii)	the execution of such other documentation amending and supplementing the Finance Documents as the Facility Agent, acting with the authorisation of all Lenders, shall approve or require.
24.3	~~23.3~~Repair and classification
The Drillship Owner shall, unless otherwise permitted by all Lenders, keep the Drillship in a good and safe condition and state of repair:
(a)	consistent with first class ship ownership and management practice; and

(b)	so as to maintain the Approved Classification free of any material overdue recommendations nor adverse notations.
24.4	~~23.4~~Modifications
The Drillship Owner shall not make any modification or repairs to, or replacement of, the Drillship or equipment installed on it which would or might materially alter the structure, type or performance characteristics of the Drillship or materially reduce its value.
24.5	~~23.5~~Removal and installation of parts
(a)
Subject to ~~paragraph (b~~paragraphs (b) and (c) below, the Drillship Owner shall not remove any material part of the Drillship, or any item of equipment installed on the Drillship unless the part or item so removed is forthwith replaced by a suitable part or item which:

(i)	is in the same condition as or better condition than the part or item removed;
(ii)	is free from any Security in favour of any person other than the Security Agent; and
(iii)	becomes, on installation on the Drillship, the property of the Drillship Owner and subject to the security constituted by the Mortgage.
(b)	The Drillship Owner may install equipment owned by a third party if the equipment can be removed without any risk of damage to the Drillship.
(c)	Paragraph (a) shall not apply in respect of removal or parts or equipment in connection with cold stacking of the Drillship to the extent such removal is approved by the Technical Adviser.
24.6	~~23.6~~Surveys
The Drillship Owner shall submit the Drillship regularly to all periodic or other surveys which may be required for classification purposes and, if so required by the Facility Agent, provide the Facility Agent, with copies of all survey reports.
24.7	~~23.7~~Inspection
The Drillship Owner shall permit, and shall procure that the Manager and any Intra-Group Charterer permit, the Security Agent (acting through surveyors or other persons appointed by it for that purpose) to board the Drillship ~~once a year and with prior notice to the Borrower at the expense of the Borrower (however so that if a Default has occurred such inspections may be conducted~~ at any time and on any number of occasions ~~and~~ (which, as long as the Drillship is cold-stacked, shall be on a semi-annual basis or more), at the expense of the Borrower~~)~~, to inspect its condition ~~or~~, to satisfy themselves about proposed or executed repairs or to verify costs or expenses set out in the Budget and shall afford all proper facilities for such inspections.
24.8	~~23.8~~Prevention of and release from arrest
(a)	The Driliship Owner shall promptly discharge:
(i)	all liabilities which give or may give rise to maritime or possessory liens on or claims enforceable against the Driliship, its Earnings or its Insurances;
(ii)	all taxes, dues and other amounts charged in respect of the Drillship, its Earnings or its Insurances; and
(iii)	all other outgoings whatsoever in respect of the Drillship, its Earnings or its Insurances.

(b)
The Drillship Owner shall forthwith upon receiving notice of the arrest of the Drillship or of its detention in exercise or purported exercise of any lien or claim procure its release by providing bail or otherwise as the circumstances may require.

24.9	~~23.9~~Compliance with laws etc.
The Drillship Owner shall:
(a)	comply, or procure compliance with all laws or regulations:
(i)	relating to its business generally; and
(ii)	relating to the Drillship, its ownership, employment, operation, management and registration, including the ISM Code, the ISPS Code, all Environmental Laws, all Sanctions and the laws and regulations of the Approved Flag;
(b)	obtain, comply with and do all that is necessary to maintain in full force and effect any Environment Approvals; and
(c)
without limiting paragraph (a) above, not employ the Drillship nor allow its employment, operation or management in any manner contrary to any law or regulation including but not limited to the ISM Code, the ISPS Code, all Environmental Laws and all Sanctions.

24.10	~~23.10~~ISPS Code
Without limiting paragraph (a) of Clause ~~23.9~~ 24.9 (23.9Compliance with laws etc.), the Drillship Owner shall:
(a)	procure the Drillship's and the company responsible for the Drillship's compliance with the ISPS Code comply with the ISPS Code; and
(b)	maintain an ISSC for the Drillship; and
(c)	notify the Facility Agent immediately in writing of any actual or threatened withdrawal, suspension, cancellation or modification of the ISSC.
24.11	~~23.11~~Trading in war zones
In the event of hostilities in any part of the world (whether war is declared or not), the Drillship shall not enter, operate in or trade to any zone which is declared a war zone by any government or by the Drillship's war risks insurers unless that employment or voyage is either:
(a)	consented to in advance and in writing by the underwriters of the Drillship's war risk insurances and fully covered by those insurances; or
(b)
(to the extent not covered by those insurances) covered by additional insurance taken out by the Drillship Owner or any Intra-Group Charterer (as the case may be) at their expense, which additional insurance shall be deemed to be part of the insurances subject to the Transaction Security, and the Drillship Owner or any Intra-Group Charterer (as the case may be) shall notify the Lenders in writing each time prior to entering a war zone together with a confirmation to the Lenders that:
(i)	the war risk insurers have been duly notified and have agreed to the Drillship entering the specified war zone; and

(ii)	it has taken out all insurances necessary to cover all additional risk.
24.12	~~23.12~~Provision of information
The Drillship Owner shall promptly provide the Facility Agent with any information which it requests regarding:
(a)	the Drillship, its employment, position and engagements;
(b)	any Earnings and payments and amounts due to any master and crew;
(c)	any expenditure incurred, or likely to be incurred, in connection with the operation, maintenance or repair of the Drillship and any payments made by it in respect of the Drillship;
(d)	any towages and salvages; and
(e)	its compliance, the Manager's compliance and the compliance of the Drillship with the ISM Code and the ISPS Code, and, upon the Facility Agent's request, provide copies of any Charter, of any guarantee of any such Charter, the Drillship's Safety Management Certificate and any relevant Document of Compliance.
24.13	~~23.13~~Notification of certain events
The Drillship Owner shall immediately notify the Facility Agent by fax, confirmed forthwith by letter, of:
(a)	any casualty to the Drillship which is or is likely to be or to become a Major Casualty;
(b)	any occurrence as a result of which the Drillship has become or is, by the passing of time or otherwise, likely to become a Total Loss;
(c)	any requisition of the Drillship for hire;
(d)	any requirement or recommendation made in relation to the Drillship by any insurer or classification society or by any competent authority which is not immediately complied with;
(e)	any arrest or detention of the Drillship, any exercise or purported exercise of any lien on the Drillship or its Earnings or any requisition of the Drillship for hire;
(f)	any intended dry docking of the Drillship;
(g)	any Environmental Claim made against the Drillship Owner, the Borrower or in connection with the Drillship, or any Environmental Incident;
(h)	any claim made by it under the Building Contract;
(i)	any default (by any party) under a Charter;
(j)	any claim for breach of the ISM Code or the ISPS Code being made against the Drillship Owner, the Manager or otherwise in connection with the Drillship; or
(k)	any other matter, event or incident, actual or threatened, the effect of which will or could lead to the ISM Code or the ISPS Code not being complied with,

and the Drillship Owner shall keep the Facility Agent advised in writing on a regular basis and in such detail as the Facility Agent shall reasonably require as to the Drillship Owner's, the Borrower's, the Manager's or any other person's response to any of those events or matters.
24.14	~~23.14~~Restrictions on chartering, appointment of manager etc.
The Drillship Owner shall not (and the Drillship Owner shall procure that no other member of the Restricted Group shall):
(a)	let the Drillship on demise charter for any period other than a Bareboat Charter;
(b)	enter into any time or consecutive voyage charter in respect of the Drillship other than a Satisfactory Drilling Contract;
(c)	appoint a manager of the Drillship other than the Manager;
(d)
de activate or lay up on a "cold stack" basis the Drillship ~~or otherwise on a basis which would prevent the Drillship from being ready to re-commence employment within a one month period at any time~~except as consented to in writing by all the Lenders; or

(e)
put the Drillship into the possession of any person for the purpose of work being done upon it in an amount exceeding or likely to exceed USD 15,000,000 (or the equivalent in any other currency) unless that person has first given to the Security Agent and in terms satisfactory to it a written undertaking not to exercise any lien on the Drillship or its Earnings for the cost of such work or for any other reason.

24.15	~~23.15~~Termination of or amendment to agreements
(a)
~~The Drillship shall be employed under the Satisfactory Drilling Contract and no~~No Obligor shall, without the prior written consent of all the ~~Majority~~ Lenders, ~~terminate or make any amendments to the Satisfactory~~ waive any right under the Total Drilling Contract.

(b)	No Obligor shall, without the prior written consent of the Majority Lenders, terminate or make any material amendments to the Building Contract or, if relevant, any Satisfactory Drilling Contract.
24.16	~~23.16~~Notice of Mortgage
The Drillship Owner shall keep the Mortgage registered against the Drillship as a valid first preferred mortgage, carry on board the Drillship a certified copy of the Mortgage (without prejudice to any more specific requirement contained in the Mortgage, as the case may be) and place and maintain in a conspicuous place in the navigation room and the master's cabin of the Drillship a framed printed notice stating that the Drillship is mortgaged to the Security Agent.
24.17	~~23.17~~Sharing of Earnings
The Drillship Owner shall not enter into any agreement or arrangement for the sharing of any Earnings.
24.18	Marketing of the Drillship
(a)
The Obligors shall continue to market the Drillship for appropriate employment and use commercially reasonable efforts to secure a Satisfactory Drilling Contract to ensure compliance with the requirements under Appendix 5 Article 11 of the Total Drilling Contract.

(b)	The Borrower shall, on a monthly basis, provide the Facility Agent with documentation evidencing its marketing efforts required by paragraph (a) above as reasonably required by the Lenders.

24.19	Manager Change of Control
The Obligors shall ensure that there is no Manager Change of Control.
24.20	~~23.18~~Notification of compliance
The Borrower shall promptly provide the Facility Agent from time to time with evidence (in such form as the Facility Agent requires) that the Drillship Owner is complying with this Clause ~~23~~ 24 (23Drillship Undertakings).
25	~~24~~SECURITY COVER AFTER THE INTERIM MATURITY DATE
25.1	General
The undertakings in this Clause 25 (Security Cover after the Interim Maturity Date) remain in force and apply at all times from and including the date following the Interim Maturity Date and throughout the remainder of the Security Period unless the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders), may otherwise permit.
25.2	~~24.1~~Valuations of Market Value
(a)	The Market Value of the Drillship shall be determined at the Delivery Date of the Drillship and semi-annually thereafter, and at such other times as the Facility Agent may request.
(b)	The valuations for the purpose of determining the Market Value of the Drillship shall be obtained at the cost of the Borrower.
(c)
The Borrower shall promptly provide the Facility Agent and the Approved Brokers acting under this Clause ~~24~~ 25 (24Security Cover after the Interim Maturity Date) with any information which the Facility Agent or the Approved Brokers may request for the purposes of the valuations.

25.3	~~24.2~~Minimum required security cover
Clause ~~24.3~~ 25.4 (24.3Provision of additional security; prepayment) applies if, at any time following the Delivery Date of the Drillship and throughout the Security Period, the Facility Agent notifies the Borrower that:
(a)	the Market Value of the Drillship; plus
(b)	the net resalable value of additional non-cash Security previously provided under this Clause ~~24~~ 25 (24Security Cover after the Interim Maturity Date), is:
~~(c)~~
~~from the Delivery Date to but excluding the date falling one year after the Delivery Date, below 120 per cent. of the Loan less any additional cash Security previously provided under this Clause 25 (24Security Cover~~ after the interim Maturity Date~~); or~~

~~(d)from the date falling one year after the Delivery Date to but excluding the date falling two years after the Delivery Date, below 125~~ below 130 per cent. of the Loan less any additional cash Security previously provided under this Clause ~~24~~ 25 (24Security Cover ~~after the~~ Interim Maturity Date).
~~(e)~~
~~thereafter and for the remainder of the Security Period, below 130 per cent. of the Loan less any additional cash Security previously provided under this Clause 25 (24Security Cover~~ after the Interim Maturity Date~~).~~

25.4	~~24.3~~Provision of additional security; prepayment
If the Facility Agent serves a notice on the Borrower under Clause ~~24.2~~25.3 (24.2Minimum required security cover) the Borrower shall on or before the date falling one Month after the date (the "Prepayment Date") on which the Facility Agent's notice is served either:
(a)
provide, or ensure that a third party has provided, additional security which, in the opinion of the Facility Agent acting on the instructions of the Majority Lenders, has a net realisable value at least equal to the shortfall and is documented in such terms as the Facility Agent may approve or require; or

(b)	prepay such part of the Loan required in order to eliminate the shortfall.
25.5	~~24.4~~Value of additional security
The net realisable value of any additional security which is provided under Clause ~~24.3~~ 25.4 (24.3Provision of additional security; prepayment) and which consists of first preferred Security over a drillship shall be the Market Value of the drillship concerned.
25.6	~~24.5~~Prepayment mechanism
Any prepayment pursuant to Clause ~~24.3~~ 25.4 (24.3Provision of additional security; prepayment) shall be applied pro rata across the Facilities against the remaining scheduled Repayment Instalments and the Commercial Facility Balloon (if relevant) and, within each Facility, in inverse order of maturity as set out in Clause 6.1 (Repayment of Advances) and otherwise be made in accordance with Clause ~~7.8~~ 7.7 (7.8Restrictions).
26	ACCOUNTS AND ~~25~~APPLICATION OF EARNINGS AND OTHER AMOUNTS
26.1	~~25.1~~Payment of Earnings
(a)
~~Each~~ Subject to Clause 26.2 (Receipt of amounts under the Put and Call Option Agreement), each Obligor shall ensure that, subject only to the provisions of the General Assignments and the Account Security (as applicable), all Earnings received by the Borrower, the Drillship Owner and any Intra-Group Charterer , including but not limited to the Total Termination Payments, are paid in to its Earnings Account.

~~(b)~~	~~The Security Agent may block the Earnings Accounts upon the occurrence of a Default.~~
~~25.2~~	~~Monthly retentions~~
(b)
~~The Borrower shall ensure that, in each calendar month after the Utilisation Date,~~ The Earnings Accounts shall be blocked and the Borrower shall ensure that the Account Bank shall be authorised, on the 6th of each Month (or on such dates as the Facility Agent may from time to time ~~specify , there is transferred to the Retention Account (which shall, for the avoidance of doubt, at all times be blocked) out of the Earnings received in the Earnings Account during the preceding calendar month:~~to the Account Bank), to apply the balance on each Earnings Account in the following order:

(i)	first, in payment of fees, costs and expenses of the Account Bank, the Facility Agent and the Security Agent;
(ii)	second, in payment to the Operating Account of:
(A)	an amount equal to USD 10,000 per day for the next Month (the "Monthly OPEX Transfer"), to be applied by the Obligors as follows:
(1)	firstly, for the payment of the Permitted Operating Expenses which are due and payable in the relevant Budget Month in accordance with the Budget approved by all the Lenders (following consultation with the Technical Advisor) pursuant to Clause 19.5 (Budget); and
(2)
secondly, the balance between the Monthly OPEX Transfer and the Permitted Operating Expenses for the relevant Budget Month paid in accordance with (1) above (constituting, as at the Effective Date, USD 3,289 per day) to serve as an operating buffer sitting on the Operating Account; and

(B)
an amount equal to the Tax and Commission as set out in the Budget for the relevant Budget Month to be applied by the Obligors in payment of Tax and Commission which are due and payable in accordance with the Budget approved by all the Lenders (following consultation with the Technical Advisor) pursuant to Clause 19.5 (Budget);

(iii)
third, in payment to the Facility Agent for its distribution to the Lenders on each Repayment Date and on each due date for the payment of interest under this Agreement in accordance with Clause 35.2 (Distributions by the Facility Agent) of:

(A)	~~(a)one third of~~ the amount of the Repayment Instalment falling due on the next Repayment Date; and
(B)
~~(b)the relevant fraction of~~ the aggregate amount of interest (including, for the avoidance of doubt, the Kexim Guarantee Premium) on the Loan which is payable on the next due date for payment of interest on the Loan ~~under this Agreement~~; and

(iv)	fourth, any remaining amounts standing to the credit of the relevant Earnings Account after application pursuant to the foregoing paragraphs shall:
(A)
until the credit balance on the Retention Account (including the minimum balance of USD 5,000,000 required in accordance with Clause 20.2 (Minimum credit balance on Retention Account) is USD 20,000,000, be transferred to the Retention Account; and /or

(B)
at any time when the credit balance on the Retention Account is USD 20,000,000 in accordance with paragraph (A) above, be deemed as excess cash flow ("Excess Cash Flow") and transferred to the Facility Agent for application in accordance with Clause 7.6 (Cash sweep).

(c)	In the event that:
(i)	the instalment of the Total Termination Payment due on 30 August 2016 is not received into the relevant Earnings Account by the first Repayment Date after the Effective Date; and
(ii)	as a result, there are insufficient funds standing to the credit of the relevant Earnings Account for settling the sums due under sub-paragraph (iii) of paragraph (b) above, the Borrower shall fund such settlement by receiving a loan from the Purchaser in an amount equal to such sums due and shall be entitled to repay such loan to the Purchaser upon receipt of that instalment of the Total Termination Payment out of the proceeds thereof,
PROVIDED that

(A)
failure to receive such instalment from Total within the grace period set out in paragraph (b) of Clause 27.3 (Non-payment or other events under Total Drilling Contract) shall constitute an Event of Default; and

(B)
such loan shall be fully subordinated to the Loan and shall not be repayable to the Purchaser unless and until the instalment from Total has been paid by Total and credited to the relevant Earnings Account.

26.2	Receipt of amounts under the Put and Call Option Agreement
The Borrower shall ensure that any and all amounts due to it under or in connection with the Put and Call Option Agreement (any "Put and Call Receipts") shall be paid into the Retention Account for application in accordance with Clause 7.6 (Cash sweep).
26.3	Operating Account
(a)
If at any time the credit balance of the amount on the Operating Account is insufficient to cover the Permitted Operating Expenses the Obligors may, by notice to the Facility Agent, request the prior consent of the Majority Lenders (following consultation with the Technical Advisor) to increase the Monthly OPEX Transfer for the next Month or such other period as specified by the Obligors.

(b)	The Obligors shall ensure that:
(i)
the Account Bank shall be authorised, on such dates as the Facility Agent may from time to time specify to the Account Bank, to send transcripts and evidence of the credit balance on the Operating Account to the Facility Agent; and

(ii)
on a quarterly basis, starting on 6 December 2016 and on a quarterly basis thereafter (each such date being a "Test Date"), any credit on the Operating Account (including any part of the operating buffer) in excess of USD 1,000,000 shall, on the date falling one Month after the Test Date, be transferred by the Account Bank to the Facility Agent for application in accordance with Clause 7.6 (Cash sweep).

(c)	The Security Agent may block the Operating Account upon the occurrence of a Default.
26.4	Retention account
~~The "relevant fraction" is a fraction of which:~~
~~(i)~~	~~the numerator is 1; and~~
~~(ii)          the denominator is:~~
~~(A)~~	~~the number of months comprised in the then current Interest Period; or~~
~~(B)~~
~~if the period is shorter, the number of months from the later of the commencement of the current Interest Period or the last due date for payment of interest on the Loan to the next due date for payment of interest on the Loan under this Agreement.~~

~~25.3~~	~~Shortfall in Earnings~~
(a)
If the credit balance on the Earnings Account is insufficient in any calendar month for the ~~required amount to be transferred to the Retention Account under Clause 25.2 (Monthly retentions), the Borrower shall make up the amount of the insufficiency on demand from the Facility Agent.~~servicing of the amounts set out in paragraph (b)(i) to paragraph (b)(iii) of Clause 26.1 (25.1Payment of Earnings) above, the Facility Agent shall be entitled to make up all or part of the insufficiency by withdrawing the required amount from the Retention Account and applying it in accordance with paragraph (b)(i) to paragraph (b)(iii) of Clause 26.1 (Payment of Earnings) above, provided that the minimum balance of USD 5,000,000 shall always remain on the Retention Account in accordance with Clause 20.2 (Minimum credit balance on Retention Account), unless an Event of Default has occurred.
(b)	Subject to paragraph (a) above, the Retention Account shall be blocked at all times.
~~(b)~~
~~Without prejudicing the Facility Agent's right to make such demand at any time, the Facility Agent may, if so authorised by the Majority Lenders, permit the Borrower to make up all or part of the insufficiency by increasing the amount of any transfer under Clause 25.2 (Monthly retentions) from the Earnings received in the next or subsequent calendar months.~~

~~25.4~~	~~Application of retentions~~
~~Until an Event of Default occurs, the Facility Agent shall on each Repayment Date and on each due date for the payment of interest under this Agreement distribute to the Lenders in accordance with Clause 34.2 (Distributions by the Facility Agent) so much of the then balance on the Retention Amount as equals:~~
~~(a)~~	~~the Repayment Instalment due on that Repayment Date; or~~
~~(b)~~	~~the amount of interest payable on that interest payment date,~~
~~in discharge of the Borrower's liability for that Repayment Instalment or that interest.~~
26.5	~~25.5~~Interest accrued on Retention Account
Any credit balance on the Retention Account shall bear interest at the rate (not to be less than zero) from time to time offered by the Account Bank to its customers for USD deposits of similar amounts and for periods similar to those for which such balances appear to the Account Bank likely to remain on the Retention Account.
26.6	~~25.6~~Release of accrued interest
Interest accruing under Clause ~~25.5~~ 26.5 (25.5Interest accrued on Retention Account) shall be credited to the Retention Account and~~, to the extent not applied previously pursuant to Clause 25.4 (Application of retentions)~~ shall be released to the Borrower at the end of the Security Period.
26.7	~~25.7~~Location of Accounts
The Borrower shall promptly:
(a)	comply with any requirement of the Facility Agent as to the location or relocation of any Earnings Account ~~and~~ , the Retention Account and the Operating Account (or either of them); and
(b)
execute any documents which the Facility Agent specifies to create or maintain in favour of the Security Agent Security over (and/or rights of set-off, consolidation or other rights in relation to) the Earnings Accounts ~~and~~ , the Retention Account and the Operating Account.

27	~~26~~EVENTS OF DEFAULT
27.1	~~26.1~~General
Each of the events or circumstances set out in this Clause ~~26~~ 27 (26Events of Default) is an Event of Default except for Clause ~~26.19~~ 27.21 (26.19Acceleration) and Clause ~~26.20~~ 27.22 (26.20Enforcement of security).
27.2	~~26.2~~Non-payment
An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:
(a)	its failure to pay is caused by an administrative or technical error in the banking system, appropriate evidence of which is provided to the Facility Agent; and
(b)	payment is made within five Business Days of its due date.
27.3	Non-payment or other events under Total Drilling Contract
(a)
Any party to the Total Drilling Contract rescinds or purports to rescind or repudiates or purports to repudiate the Total Drilling Contract or evidences an intention to rescind or repudiate the Total Drilling Contract.

(b)	Total does not pay on the due date any amount of the Total Termination Payments payable under the Total Drilling Contract unless payment is made within 60 days of its due date.
(c)	The Total Drilling Contract is amended or the Drillship Owner waives any of its rights under the Total Drilling Contract without the prior written consent of all the Lenders.
(d)	Any disputes are commenced or threatened in relation to amounts due under the Total Drilling Contract.
(e)	Any:
(i)
corporate action, legal proceeding or other procedure or step described in paragraph (a) of Clause 27.11 (Insolvency proceedings) or creditors' process described in Clause 27.12 (Creditors' process); or

(ii)	circumstance described in Clause 27.10 (Insolvency),
is taken in relation to, or applies to, Total.
27.4	Non-compliance under Put and Call Option Agreement
The Purchaser fails to perform its obligations under the Put and Call Option Agreement in accordance with its terms.
27.5	~~26.3~~Specific obligations
A breach of Clause 4.4 (Waiver of conditions precedent), Clause 20 (Financial Covenants), Clause 21~~.10 (Ownership) (to the extent such breach is not falling within Clause 7.2 (Change of Control), Clause 21.12~~ (Financial covenants after the Interim Maturity Date), Clause 22.10 (Ownership), Clause 22.12 (Title), Clause ~~21.25~~ 22.24 (21.25Sanctions), Clause ~~22.2~~ 23.2 (22.2Maintenance of obligatory insurances), Clause ~~22.3~~ 23.3 (22.3Terms of obligatory insurances) ~~or~~ , Clause ~~22.5~~ 23.5 (22.5Renewal of obligatory insurances), Clause 24.18 (Marketing of the Drillship), Clause 24.19 (Manager Change of Control) Clause 26.1 (25.1Payment of Earnings) or Clause 26.2 (Receipt of amounts under the Put and Call Option Agreement) occurs.

27.6	~~26.4~~Other obligations
(a)
An Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause ~~26.2~~ 27.2 (26.2Non-payment) ~~and Clause 26.3~~, Clause 27.3 (Non-payment or other events under Total Drilling Contract), Clause 27.4 (Non-compliance under Put and Call Option Agreement) and Clause 27.5 (26.3Specific obligations)).

(b)
No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within 30 calendar days of the Facility Agent giving notice to the Borrower or (if earlier) the Borrower becoming aware of the failure to comply.

27.7	~~26.5~~Kexim Guarantee
The Kexim Guarantee, due to an act or omission of an Obligor, ceases to exist, becomes contested, invalid, non-binding or unenforceable or is otherwise jeopardized in full or in part.
27.8	~~26.6~~Misrepresentation
Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading when made or deemed to be made.
27.9	~~26.7~~Cross default
(a)	Any Financial Indebtedness of any member of the Restricted Group is not paid when due nor within any originally applicable grace period.
(b)
Any Financial Indebtedness of any member of the Restricted Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(c)
Any commitment for any Financial Indebtedness of any member of the Restricted Group is cancelled or suspended by a creditor of any member of the Restricted Group as a result of an event of default (however described).

(d)
Any creditor of any member of the Restricted Group becomes entitled to declare any Financial Indebtedness of any member of the Restricted Group due and payable prior to its specified maturity as a result of an event of default (however described).

(e)
No Event of Default will occur under this Clause ~~26.7~~27.9 (Cross default) if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than USD ~~25,000,000~~ 100,000 (or its equivalent in any other currency).

27.10	~~26.8~~Insolvency
(a)
An Obligor or any member of the Restricted Group is unable or admits inability to pay its debts as they fall due, suspends or threatens to suspend making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness.

(b)	The value of the assets of an Obligor or any member of the Restricted Group is less than its liabilities (taking into account contingent and prospective liabilities).
27.11	~~26.9~~Insolvency proceedings
Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(a)
the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any member of the Restricted Group other than a solvent liquidation or reorganisation of any member of the Restricted Group which is not an Obligor;

(b)	a composition, compromise, assignment or arrangement with any creditor of any member of the Restricted Group;
(c)
the appointment of a liquidator (other than in respect of a solvent liquidation of a member of the Restricted Group which is not an Obligor), receiver, administrator, administrative receiver, compulsory manager or other similar officer in respect of any member of the Restricted Group or any of its assets; or

(d)	enforcement of any Security over any assets of any member of the Restricted Group, or any analogous procedure or step is taken in any jurisdiction.
This Clause ~~26.9~~27.11 (26.9Insolvency proceedings) shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within five Business Days of commencement.
27.12	~~26.10~~Creditors' process
Any expropriation, attachment, sequestration, distress or execution (or any analogous process in any jurisdiction) or an arrest of the Drillship, affects any asset or assets of any Obligor and is not discharged within 30 days.
27.13	~~26.11~~Loss of property
Any part of the property of any Obligor, including but not limited to the Drillship, is destroyed, abandoned, seized, appropriated or forfeited or the authority or ability of any company within the Restricted Group to conduct its business is limited or wholly or substantially curtailed by any seizure, expropriation, nationalisation, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority or other person in relation to any company within the Restricted Group or any of its assets.
27.14	~~27.12~~Unlawfulness, invalidity and ranking
(a)	It is or becomes unlawful for any Obligor to perform any of its obligations under the Finance Documents.
(b)	Any obligation of any Obligor under the Finance Documents is not or ceases to be legal, valid, binding or enforceable.
(c)	Any Finance Document ceases to be in full force and effect or any Transaction Security is alleged by a party to it (other than a Finance Party) to be ineffective.
(d)	Any Transaction Security proves to have ranked after, or loses its priority to, any other Security.
27.15	~~26.13~~Security imperilled
Any Security created or intended to be created by a Finance Document is in any way imperilled or in jeopardy, unless it is (in the reasonable opinion of the Facility Agent) capable of remedy and is remedied within 10 Business Days of the earlier of the Facility Agent giving notice to the Borrower or an Obligor becoming aware of the unenforceability or invalidity.

27.16	~~26.14~~Cessation of business
Any Obligor suspends or ceases to carry on (or threatens to suspend or ceases to carry on) all or a material part of its business.
27.17	~~26.15~~Repudiation and rescission of agreements
Any Obligor (or any other relevant party) rescinds or purports to rescind or repudiates or purports to repudiate a Finance Document or evidences an intention to rescind or repudiate a Finance Document.
27.18	~~26.16~~Authorisation and consents
Any authorisation, licence, consent, permission or approval required in connection with the entering into, validity, enforcement, completion or performance of any of the Finance Documents or any transactions contemplated thereby is revoked, terminated or modified or otherwise ceases to be in full force and effect.
27.19	~~26.18~~Litigation
Any litigation, arbitration, administrative, governmental, regulatory or other investigations, proceedings or disputes are commenced or threatened in relation to any of the Finance Documents or the transactions contemplated in the Finance Documents or against any Obligor or its assets which has or is reasonably likely to, if adversely determined, have a Material Adverse Effect.
27.20	~~26.18~~Material adverse change
Any event or circumstance occurs which the Majority Lenders reasonably believe has or is reasonably likely to have a Material Adverse Effect.
27.21	~~26.19~~Acceleration
On and at any time after the occurrence of an Event of Default which is continuing the Facility Agent may, and shall if so directed by the Majority Lenders, by notice to the Borrower:
(a)	cancel the Total Commitments, whereupon they shall immediately be cancelled;
(b)
declare that all or part of the Loan, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon it shall become immediately due and payable; and/or

(c)	declare that all or part of the Loan be payable on demand, whereupon it shall immediately become payable on demand by the Facility Agent acting on the instructions of the Majority Lenders, and the Facility Agent may serve notices under paragraphs (a), (b) and (c) above simultaneously or on different dates and the Security Agent may take any action referred to in Clause ~~26.20~~ 27.22 (26.20Enforcement of security) if no such notice is served or simultaneously with or at any time after the service of any of such notice.
27.22	~~26.20~~Enforcement of security
On and at any time after the occurrence of an Event of Default which is continuing the Security Agent may, and shall if so directed by the Majority Lenders, take any action which, as a result of the Event of Default or any notice served under Clause ~~26.19~~ 27.21 (26.19Acceleration), the Security Agent is entitled to take under any Finance Document or any applicable law or regulation.

27.23	Instruction under the Put and Call Option Agreement
On and at any time after the occurrence of a Put Option Time the Security Agent shall, if so directed by the Majority Lenders, by written notice to the Borrower instruct the Borrower to take any action available under the Put and Call Option Agreement, including under clause 2 (Put Option) of the Put and Call Option Agreement, as a result of the occurrence of a Put Option Time.

SECTION 9
CHANGES TO PARTIES
28	~~27~~CHANGES TO THE LENDERS
28.1	~~27.1~~Assignments and transfers by the Lenders
Subject to this Clause ~~27~~ 28 (27Changes to the Lenders), a Lender (the "Existing Lender") may:
(a)	assign any of its rights; or
(b)	transfer by novation any of its rights and obligations,
under the Finance Documents to another bank or financial institution (the "New Lender").
28.2	~~27.2~~Conditions of assignment or transfer
(a)	The consent of the Borrower is required for an assignment or transfer by an Existing Lender, unless the assignment or transfer is:
(i)	to another Lender or an Affiliate of a Lender; or
(ii)	made at a time when a Default is continuing.
(b)
The consent of the Borrower to an assignment or transfer must not be unreasonably withheld or delayed. The Borrower will be deemed to have given its consent 10 Business Days after the Existing Lender has requested it unless consent is expressly refused by the Borrower within that time.

(c)
The consent of the Borrower to an assignment or transfer must not be withheld solely because the assignment or transfer may result in an increase to any amount payable under Clause 14.3 (Mandatory Cost).

(d)	An assignment will only be effective on:
(i)
receipt by the Facility Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Facility Agent) that the New Lender will assume the same obligations to the other Secured Parties as it would have been under if it were an Original Lender; and

(ii)
performance by the Facility Agent of all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the Facility Agent shall promptly notify to the Existing Lender and the New Lender.

(e)	A transfer will only be effective if the procedure set out in Clause ~~27.5~~ 28.5 (27.5Procedure for transfer) is complied with.
(f)	If:
(i)	a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and
(ii)
as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 12 (Tax Gross Up and Indemnities) or Clause 13 (Increased Costs),

then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred. This paragraph (f) shall not apply in respect of an assignment or transfer made in the ordinary course of the primary syndication of the Facility.
(g)
Each New Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.

28.3	~~27.3~~Assignment or transfer fee
The New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Facility Agent (for its own account) a fee of USD 5,000.
28.4	~~27.4~~Limitation of responsibility of Existing Lenders
(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:
(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents, the Transaction Security or any other documents;
(ii)	the financial condition of any Obligor;
(iii)	the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or
(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document, and any representations or warranties implied by law are excluded.
(b)	Each New Lender confirms to the Existing Lender and the other Finance Parties and the Secured Parties that it:
(i)
has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender or any other Finance Party in connection with any Finance Document or the Transaction Security; and

(ii)	will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities throughout the Security Period.
(c)	Nothing in any Finance Document obliges an Existing Lender to:
(i)	accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this Clause ~~27~~ 28 (27Changes to the Lenders); or
(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

28.5	~~27.5~~Procedure for transfer
(a)
Subject to the conditions set out in ~~27.2~~ 28.2 (27.2Conditions of assignment or transfer), a transfer is effected in accordance with paragraph (c) below when the Facility Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to paragraph (b) below as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with this Agreement and delivered in accordance with this Agreement, execute that Transfer Certificate.

(b)
The Facility Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.

(c)	Subject to Clause ~~27.9~~ 28.9 (27.9Pro rata interest settlement), on the Transfer Date:
(i)
to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents and in respect of the Transaction Security, each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and in respect of the Transaction Security and their respective rights against one another under the Finance Documents and in respect of the Transaction Security shall be cancelled (being the "Discharged Rights and Obligations");

(ii)
each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

(iii)
the Facility Agent, the Security Agent, the Hedge Counterparties, the Mandated Lead Arrangers, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves and in respect of the Transaction Security as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Facility Agent, the Security Agent, the Hedge Counterparties, the Mandated Lead Arrangers and the Existing Lenders shall each be released from further obligations to each other under the Finance Documents; and

(iv)	the New Lender shall become a Party as a "Lender".
28.6	~~27.6~~Procedure for assignment
(a)
Subject to the conditions set out in Clause ~~27.2~~ 28.2 (27.2Conditions of assignment or transfer) an assignment may be effected in accordance with paragraph (c) below when the Facility Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.

(b)
The Facility Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.

(c)	Subject to Clause ~~27.9~~ 28.9 (27.9Pro rata interest settlement), on the Transfer Date:

(i)
the Existing Lender will assign absolutely to the New Lender its rights under the Finance Documents and in respect of the Transaction Security expressed to be the subject of the assignment in the Assignment Agreement;

(ii)
the Existing Lender will be released from the obligations (the "Relevant Obligations") expressed to be the subject of the release in the Assignment Agreement (and any corresponding obligations by which it is bound in respect of the Transaction Security); and

(iii)	the New Lender shall become a Party as a "Lender" and will be bound by obligations equivalent to the Relevant Obligations.
(d)
Lenders may utilise procedures other than those set out in this Clause ~~27.6~~ 28.6 (27.6Procedure for assignment) to assign their rights under the Finance Documents (but not to obtain a release by that Obligor from the obligations owed to that Obligor by any Lender nor to effect the assumption of equivalent obligations by a New Lender, in each case without the consent of the relevant Obligor or unless in accordance with Clause ~~27.5~~ 28.5 (27.5Procedure for transfer)), provided that they comply with the conditions set out in Clause ~~27.2~~ 28.2 (27.2Conditions of assignment or transfer).

28.7	~~27.7~~Copy of Transfer Certificate or Assignment Agreement to Borrower
The Facility Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate or an Assignment Agreement, send to the Borrower a copy of that Transfer Certificate or Assignment Agreement.
28.8	~~27.8~~Security over Lenders' rights
In addition to the other rights provided to Lenders under this Clause ~~27~~ 28 (27Changes to the Lenders), each Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:
(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and
(b)
in the case of any Lender which is a fund, any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall:
(i)
release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or

(ii)
require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

28.9	~~27.9~~Pro rata interest settlement
If the Facility Agent has notified the Lenders that it is able to distribute interest payments on a "pro rata basis" to Existing Lenders and New Lenders then (in respect of any transfer pursuant to Clause ~~27.5~~ 28.5 (27.5Procedure for transfer) or any assignment pursuant to Clause ~~27.6~~ 28.6 (27.6Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):

(a)
any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date ("Accrued Amounts") and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period (or, if the Interest Period is longer than six Months, on the next of the dates which falls at six Monthly intervals after the first day of that Interest Period); and

(b)	The rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt:
(i)	when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and
(ii)
the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause ~~27.9~~ 28.9 (27.9Pro rata interest settlement), have been payable to it on that date, but after deduction of the Accrued Amounts.

28.10	~~27.10~~Transfer to the Kexim Guarantor
(a)
If the Kexim Guarantor makes a payment under the Kexim Guarantee, then, to the extent that it is required to do so by the Kexim Guarantor under the Kexim Guarantee, a Kexim Guaranteed Lender receiving a payment pursuant to the Kexim Guarantee shall, at the cost of the Borrower and without any requirement for the consent of the Borrower, transfer to the Kexim Guarantor (in accordance with, and subject to, Clause  ~~28~~ 29 (28Changes to the Obligors)) a part of its participation in the Loan equal to the amount paid to it by the Kexim Guarantor.

(b)
A transfer pursuant to paragraph (a) above shall not limit the rights of the relevant Kexim Guaranteed Lender to recover any remaining part of its participation in a Loan or any other moneys owing to it under this Agreement or any other Finance Documents.

(c)	If the Kexim Guarantor makes any payment to a Kexim Guaranteed Lender under the Kexim Guarantee:
(i)	the obligations and liabilities of the Obligors (and of any of them) under this Agreement and each of the other Finance Documents shall not be reduced, discharged nor affected in any way;
(ii)	the Kexim Guarantor shall be subrogated to the rights of that Kexim Guaranteed Lender against the Obligors under this Agreement and each of the other Finance Documents;
(iii)
the Kexim Guarantor shall be entitled to the extent of such payment to exercise the rights of that Kexim Guaranteed Lender against the Obligors (and against any of them) under this Agreement and each of the other Finance Documents or any relevant laws and/or regulations unless and until such payment and the interest accrued on it are fully reimbursed to the Kexim Guarantor; and

(iv)
with respect to the obligations and liabilities of the Obligors owed to that Kexim Guaranteed Lender under the Finance Documents (or any of them), such obligations and liabilities shall additionally be owed to the Kexim Guarantor by way of subrogation of the rights of that Kexim Guaranteed Lender.

(d)
The Obligors shall indemnify the Kexim Guarantor in respect of any costs or expenses (including legal fees) suffered or incurred by it in connection with any transfer referred to in paragraph (a) above.

29	~~28~~CHANGES TO THE OBLIGORS
No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents except as expressly permitted by this Agreement.

~~(a)~~	~~The Borrower may request consent of all the Lenders to transfer (wholly or partially) the shares in any of the Obligors and/or the ownership of the Drillship to a master limited partnership structure.~~
~~(b)~~
~~The Lenders' consent (if given) shall be subject to credit approval from all the Lenders and such further terms and conditions (including any change in Guarantors) as determined by all the Lenders and the Borrower at that time.~~

SECTION 10
THE FINANCE PARTIES
30	~~29~~THE FACILITY AGENT AND THE MANDATED LEAD ARRANGERS
30.1	~~29.1~~Appointment of the Facility Agent
(a)	Each other Finance Party appoints the Facility Agent to act as its agent under and in connection with the Finance Documents.
(b)
Each other Finance Party authorises the Facility Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Facility Agent under, or in connection with, the Finance Documents together with any other incidental rights, powers, authorities and discretions.

30.2	~~29.2~~Instructions
(a)	The Facility Agent shall:
(i)
unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Facility Agent in accordance with any instructions given to it by:

(A)	all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and
(B)	in all other cases, the Majority Lenders; and
(ii)
not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with sub-paragraph (i) above (or, if this Agreement stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties).

(b)
The Facility Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Facility Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.

(c)
Save in the case of decisions stipulated to be a matter for any other Finance Party or group of Finance Parties under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Facility Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)	Paragraph (a) above shall not apply:
(i)	where a contrary indication appears in a Finance Document;

(ii)	where a Finance Document requires the Facility Agent to act in a specified manner or to take a specified action;
(iii)	in respect of any provision which protects the Facility Agent's own position in its personal capacity as opposed to its role of Facility Agent for the relevant Finance Parties.
(e)
If giving effect to instructions given by the Majority Lenders would in the Facility Agent's opinion have an effect equivalent to an amendment or waiver referred to in Clause ~~42~~ 43 (42Amendments and Waivers), the Facility Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each relevant Party (other than the Facility Agent) whose consent would have been required in respect of that amendment or waiver.

(f)
In exercising any discretion to exercise a right, power or authority under the Finance Documents where it has not received any instructions as to the exercise of that discretion the Facility Agent shall do so having regard to the interests of all the Finance Parties.

(g)
The Facility Agent may refrain from acting in accordance with any instructions of any Finance Party or group of Finance Parties until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable VAT) which it may incur in complying with those instructions.

(h)
Without prejudice to the remainder of this Clause ~~29.2~~ 30.2 (29.2Instructions), in the absence of instructions, the Facility Agent shall not be obliged to take any action (or refrain from taking action) even if it considers acting or not acting to be in the best interests of the Finance Parties. The Facility Agent may act (or refrain from acting) as it considers to be in the best interest of the Finance Parties.

(i)
The Facility Agent is not authorised to act on behalf of a Finance Party (without first obtaining that Finance Party's consent) in any legal or arbitration proceedings relating to any Finance Document. This paragraph (i) shall not apply to any legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Transaction Security or enforcement of the Transaction Security.

30.3	~~29.3~~Duties of the Facility Agent
(a)	The Facility Agent's duties under the Finance Documents are solely mechanical and administrative in nature.
(b)	Subject to paragraph (c) below, the Facility Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Facility Agent for that Party by any other Party.
(c)
Without prejudice to Clause ~~27.7~~ 28.7 (27.7Copy of Transfer Certificate or Assignment Agreement to Borrower), paragraph (b) above shall not apply to any Transfer Certificate or any Assignment Agreement.

(d)
Except where a Finance Document specifically provides otherwise, the Facility Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(e)
If the Facility Agent receives notice from a Party referring to any Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(f)
If the Facility Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Facility Agent, the Mandated Lead Arrangers or the Security Agent) under this Agreement, it shall promptly notify the other Finance Parties.

(g)	The Facility Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).
30.4	~~29.4~~Role of the Mandated Lead Arrangers
Except as specifically provided in the Finance Documents, the Mandated Lead Arrangers have no obligations of any kind to any other Party under or in connection with any Finance Document.
30.5	~~29.5~~No fiduciary duties
(a)	Nothing in any Finance Document constitutes the Facility Agent or the Mandated Lead Arrangers as a trustee or fiduciary of any other person.
(b)	Neither the Facility Agent nor the Mandated Lead Arrangers shall be bound to account to other Finance Party for any sum or the profit element of any sum received by it for its own account.
30.6	~~29.6~~Application of receipts
Except as expressly stated to the contrary in any Finance Document, any moneys which the Facility Agent receives or recovers in its capacity as Facility Agent shall be applied by the Facility Agent in accordance with Clause ~~34.5~~ 35.5 (34.5Application of receipts; partial payments).
30.7	~~29.7~~Business with the Restricted Group
The Facility Agent and the Mandated Lead Arrangers may accept deposits from, lend money to, and generally engage in any kind of banking or other business with, any member of the Restricted Group.
30.8	~~29.8~~Rights and discretions
(a)	The Facility Agent may:
(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;
(ii)	assume that:
(A)	any instructions received by it from the Majority Lenders, any Finance Parties or any group of Finance Parties are duly given in accordance with the terms of the Finance Documents; and
(B)	unless it has received notice of revocation, that those instructions have not been revoked; and
(iii)	rely on a certificate from any person:
(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing, as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.
(b)	The Facility Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Finance Parties) that:
(i)	no Default has occurred (unless it has actual knowledge of a Default arising under Clause ~~26.2~~ 27.2 (26.2Non-payment));
(ii)	any right, power, authority or discretion vested in any Party or any group of Finance Parties has not been exercised; and
(iii)	any notice or request made by the Borrower (other than the Utilisation Request or a Selection Notice) is made on behalf of and with the consent and knowledge of all the Obligors.
(c)	The Facility Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.
(d)
Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Facility Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Facility Agent (and so separate from any lawyers instructed by the Lenders) if the Facility Agent in its reasonable opinion deems this to be desirable.

(e)
The Facility Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Facility Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Facility Agent may act in relation to the Finance Documents and the Security Property through its officers, employees and agents and shall not:
(i)	be liable for any error of judgment made by any such person; or
(ii)	be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of any such person, unless such error or such loss was directly caused by the gross negligence or wilful misconduct of the Facility Agent or its officers, employees or agents.
(g)	Unless a Finance Document expressly provides otherwise the Facility Agent may disclose to any other Party any information it reasonably believes it has received as agent under the Finance Documents.
(h)
Notwithstanding any other provision of any Finance Document to the contrary, neither the Facility Agent nor the Mandated Lead Arrangers are obliged to do or omit to do anything if it would or might, in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)
The Facility Agent is not obliged to disclose to any Finance Party any details of the rate notified to the Facility Agent by any Lender or the identity of any such Lender for the purpose of sub-paragraph (ii) of paragraph (a) of Clause 10.2 (Market disruption).

(j)	Notwithstanding any provision of any Finance Document to the contrary, the Facility Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.
30.9	~~29.9~~Responsibility for documentation
Neither the Facility Agent nor the Mandated Lead Arrangers are responsible or liable for:
(a)
the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Facility Agent, the Security Agent, the Mandated Lead Arrangers, an Obligor or any other person in, or in connection with, any Finance Document or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document or the Security Property; or

(c)
any determination as to whether any information provided or to be provided to any Finance Party or Secured Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

30.10	~~29.10~~No duty to monitor
The Facility Agent shall not be bound to enquire:
(a)	whether or not any Default has occurred;
(b)	as to the performance, default or any breach by any Obligor of its obligations under any Finance Document; or
(c)	whether any other event specified in any Finance Document has occurred.
30.11	~~29.11~~Exclusion of liability
(a)
Without limiting paragraph (b) below (and without prejudice to paragraph (e) of Clause ~~34.11~~ 35.11 (34.11Disruption to Payment Systems etc.)) or any other provision of any Finance Document excluding or limiting the liability of the Facility Agent), the Facility Agent will not be liable for:

(i)
any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document or the Security Property, unless directly caused by its gross negligence or wilful misconduct;

(ii)
exercising, or not exercising ,any right, power, authority or discretion given to it by, or in connection with, any Finance Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document or the Security Property; or

(iii)	any shortfall which arises on the enforcement or realisation of the Security Property; or

(iv)	without prejudice to the generality of paragraphs (i) to (iii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of:
(A)	any act, event or circumstance not reasonably within its control; or
(B)	the general risks of investment in, or the holding of assets in, any jurisdiction, including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.
(b)
No Party other than the Facility Agent may take any proceedings against any officer, employee or agent of the Facility Agent in respect of any claim it might have against the Facility Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document or any Security Property and any officer, employee or agent of the Facility Agent may rely on this Clause subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Act.

(c)
The Facility Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Facility Agent if the Facility Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Facility Agent for that purpose.

(d)	Nothing in this Agreement shall oblige the Facility Agent or the Mandated Lead Arrangers to carry out:
(i)	any "know your customer" or other checks in relation to any person; or
(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Finance Party, on behalf of any Finance Party and each Finance Party confirms to the Facility Agent and the Mandated Lead Arrangers that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Facility Agent or the Mandated Lead Arrangers.
(e)
Without prejudice to any provision of any Finance Document excluding or limiting the Facility Agent's liability, any liability of the Facility Agent arising under or in connection with any Finance Document or the Security Property shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Facility Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Facility Agent at any time which increase the amount of that loss. In no event shall the Facility Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Facility Agent has been advised of the possibility of such loss or damages.

30.12	~~29.12~~Lenders' indemnity to the Facility Agent

(a)
Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Facility Agent, within three Business Days of demand, against any cost, loss or liability incurred by the Facility Agent (otherwise than by reason of the Facility Agent's gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause ~~34.11~~ 35.11 (34.11Disruption to Payment Systems etc.) notwithstanding the Facility Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Facility Agent) in acting as Facility Agent under the Finance Documents (unless the Facility Agent has been reimbursed by an Obligor pursuant to a Finance Document).

(b)	Subject to paragraph (c) below, the Borrower shall immediately on demand reimburse any Lender for any payment that Lender makes to the Facility Agent pursuant to paragraph (a) above.
(c)	Paragraph (b) above shall not apply to the extent that the indemnity payment in respect of which the Lender claims reimbursement relates to a liability of the Facility Agent to an Obligor.
30.13	~~29.13~~Resignation of the Facility Agent
(a)	The Facility Agent may resign and appoint one of its Affiliates acting through an office as successor by giving notice to the other Finance Parties and the Borrower.
(b)	Alternatively, the Facility Agent may resign by giving 30 days' notice to the other Finance Parties and the Borrower, in which case the Majority Lenders may appoint a successor Facility Agent.
(c)
If the Majority Lenders have not appointed a successor Facility Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Facility Agent may appoint a successor Facility Agent.

(d)
If the Facility Agent wishes to resign because (acting reasonably) it has concluded that it is no longer appropriate for it to remain as agent and the Facility Agent is entitled to appoint a successor Facility Agent under paragraph (c) above, the Facility Agent may (if it concludes (acting reasonably) that it is necessary to do so in order to persuade the proposed successor Facility Agent to become a party to this Agreement as Facility Agent), agree with the proposed successor Facility Agent amendments to this Clause ~~29~~ 30 (29The Facility Agent and the Mandated Lead Arrangers) and any other term of this Agreement (in each case in accordance with Clause ~~42~~ 43 (42Amendments and Waivers)) dealing with the rights or obligations of the Facility Agent consistent with then current market practice for the appointment and protection of corporate trustees and those amendments will bind the Parties.

(e)
The retiring Facility Agent shall, at its own cost, make available to the successor Facility Agent such documents and records and provide such assistance as the successor Facility Agent may reasonably request for the purposes of performing its functions as Facility Agent under the Finance Documents.

(f)	The Facility Agent's resignation notice shall only take effect upon the appointment of a successor.
(g)
Upon the appointment of a successor, the retiring Facility Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (e) above) but shall remain entitled to the benefit of Clause 14.4 (Indemnity to the Servicing Banks) and this Clause ~~29~~ 30 (29The Facility Agent and the Mandated Lead Arrangers) and any other provisions of a Finance Document which are expressed to limit or exclude its liability (or to indemnify it) in acting as Facility Agent. Any fees for the account of the retiring Facility Agent shall cease to accrue from (and shall be payable on) that date).

Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.
(h)
The Majority Lenders may, by notice to the Facility Agent, require it to resign in accordance with paragraph (b) above. In this event, the Facility Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (e) above shall be for the account of the Borrower.

(i)	The consent of the Borrower (or any other Obligor) is not required for an assignment or transfer of rights and/or obligations by the Facility Agent.
(j)
The Facility Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Facility Agent pursuant to paragraph (c) above) if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Facility Agent under the Finance Documents, either:

(i)
the Facility Agent fails to respond to a request under Clause 12.7 (FATCA Information) and a Lender reasonably believes that the Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)
the information supplied by the Facility Agent pursuant to Clause 12.7 (FATCA Information) indicates that the Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)	the Facility Agent notifies the Borrower and the Lenders that the Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;
and (in each case) a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Facility Agent were a FATCA Exempt Party, and that Lender, by notice to the Facility Agent, requires it to resign.
30.14	~~29.14~~Confidentiality
(a)
In acting as Facility Agent for the Finance Parties, the Facility Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)
If information is received by a division or department of the Facility Agent other than the division or department responsible for complying with the obligations assumed by it under the Finance Documents, that information may be treated as confidential to that division or department, and the Facility Agent shall not be deemed to have notice of it nor shall it be obliged to disclose such information to any Party.

30.15	~~29.15~~Relationship with the other Finance Parties
(a)
Subject to Clause ~~27.9~~ 28.9 (27.9Pro rata interest settlement), the Facility Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Facility Agent's principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and
(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day,

unless it has received not less than five Business Days' prior notice from that Lender to the contrary in accordance with the terms of this Agreement.
(b)	Each Lender shall supply the Facility Agent with any information required by the Facility Agent in order to calculate the Mandatory Cost in accordance with Clause 14.3 (Mandatory Cost).
(c)
Each Finance Party shall supply the Facility Agent with any information that the Security Agent may reasonably specify (through the Facility Agent) as being necessary or desirable to enable the Security Agent to perform its functions as Security Agent. Each Finance Party shall deal with the Security Agent exclusively through the Facility Agent and shall not deal directly with the Security Agent.

(d)
Any Lender may by notice to the Facility Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under Clause ~~36.5~~ 37.5 (36.5Electronic communication) electronic mail address and/or any other information required to enable the sending and receipt of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address, department and officer by that Lender for the purposes of Clause ~~36.2~~ 37.2 (36.2Addresses) and sub-paragraph (ii) of paragraph (b) of Clause ~~36.5~~ 37.5 (36.5Electronic communication) and the Facility Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

30.16	~~29.16~~Credit appraisal by the Finance Parties
Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Finance Party confirms to the Facility Agent and the Mandated Lead Arrangers that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under, or in connection with, any Finance Document including but not limited to:
(a)	the financial condition, status and nature of each member of the Restricted Group;
(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(c)
whether that Finance Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under, or in connection with, any Finance Document, the Security Property, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(d)
the adequacy, accuracy or completeness of any information provided by the Facility Agent, any Party or by any other person under, or in connection with, any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(e)
the right or title of any person in or to or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property.

30.17	~~29.17~~Reference Banks

The Facility Agent shall (if so instructed by the all the Lenders and in consultation with the Borrower) replace a Reference Bank with another bank or financial institution.
30.18	~~29.18~~Facility Agent's management time
(a)
Any amount payable to the Facility Agent under Clause 14.4 (Indemnity to the Servicing Banks), Clause 16 (Costs and Expenses) and Clause ~~29.12~~ 30.12 (29.12Lenders' indemnity to the Facility Agent) shall include the cost of utilising the Facility Agent's management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Facility Agent may notify to the Borrower and the other Finance Parties, and is in addition to any fee paid or payable to the Facility Agent under Clause 11 (Fees).

30.19	~~29.19~~Deduction from amounts payable by the Facility Agent
If any Party owes an amount to the Facility Agent under the Finance Documents, the Facility Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Facility Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.
30.20	~~29.20~~Reliance and engagement letters
Each Secured Party confirms that each of the Mandated Lead Arrangers and the Facility Agent has authority to accept on its behalf (and ratifies the acceptance on its behalf of any letters or reports already accepted by the Mandated Lead Arrangers or the Facility Agent) the terms of any reliance letter or engagement letters or any reports or letters provided by accountants, auditors or providers of due diligence reports in connection with the Finance Documents or the transactions contemplated in the Finance Documents and to bind it in respect of those, reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.
30.21	~~29.21~~Full freedom to enter into transactions
Without prejudice to Clause ~~29.7~~ 30.7 (29.7Business with the Restricted Group) or any other provision of a Finance Document and notwithstanding any rule of law or equity to the contrary, the Facility Agent shall be absolutely entitled:
(a)
to enter into and arrange banking, derivative, investment and/or other transactions of every kind with or affecting any Obligor or any person who is party to, or referred to in, a Finance Document (including, but not limited to, any interest or currency swap or other transaction, whether related to this Agreement or not, and acting as syndicate agent and/or security agent for, and/or participating in, other facilities to such Obligor or any person who is party to, or referred to in, a Finance Document);

(b)	to deal in and enter into and arrange transactions relating to:
(i)	any securities issued or to be issued by any Obligor or any other person; or
(ii)	any options or other derivatives in connection with such securities; and
(c)	to provide advice or other services to the Borrower or any person who is a party to, or referred to in, a Finance Document, and, in particular, the Facility Agent shall be absolutely entitled, in proposing, evaluating, negotiating, entering into and arranging all such transactions and in connection with all other matters covered by paragraphs (a), (b) and (c) above, to use (subject only to insider dealing legislation) any information or opportunity, howsoever acquired by it, to pursue its own interests exclusively, to refrain from disclosing such dealings, transactions or other matters or any information acquired in connection with them and to retain for its sole benefit all profits and benefits derived from the dealings transactions or other matters.
31	~~30~~THE SECURITY AGENT
31.1	~~30.1~~Trust
(a)
The Security Agent declares that it holds the Security Property on trust for the Secured Parties on the terms contained in this Agreement and shall deal with the Security Property in accordance with this Clause ~~30~~ 31 (30The Security Agent) and the other provisions of the Finance Documents.

(b)
Each other Finance Party authorises the Security Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Security Agent under, or in connection with, the Finance Documents together with any other incidental rights, powers, authorities and discretions.

31.2	~~30.2~~Parallel Debt (Covenant to pay the Security Agent)
(a)	Each Obligor irrevocably and unconditionally undertakes to pay to the Security Agent its Parallel Debt which shall be amounts equal to, and in the currency or currencies of, its Corresponding Debt.
(b)	The Parallel Debt of an Obligor:
(i)	shall become due and payable at the same time as its Corresponding Debt;
(ii)	is independent and separate from, and without prejudice to, its Corresponding Debt.
(c)	For purposes of this Clause ~~30.2~~ 31.2 (30.2Parallel Debt (Covenant to pay the Security Agent)), the Security Agent:
(i)	is the independent and separate creditor of each Parallel Debt;
(ii)	acts in its own name and not as agent, representative or trustee of the Finance Parties and its claims in respect of each Parallel Debt shall not be held on trust; and
(iii)
shall have the independent and separate right to demand payment of each Parallel Debt in its own name (including, without limitation, through any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in any kind of insolvency proceeding).

(d)	The Parallel Debt of an Obligor shall be:
(i)	decreased to the extent that its Corresponding Debt has been irrevocably and unconditionally paid or discharged; and
(ii)	increased to the extent that its Corresponding Debt has increased, and the Corresponding Debt of an Obligor shall be:
(A)	decreased to the extent that its Parallel Debt has been irrevocably and unconditionally paid or discharged; and
(B)	increased to the extent that its Parallel Debt has increased, in each case provided that the Parallel Debt of an Obligor shall never exceed its Corresponding Debt.

(e)
All amounts received or recovered by the Security Agent in connection with this Clause ~~30.2~~ 31.2 (30.2Parallel Debt (Covenant to pay the Security Agent)) to the extent permitted by applicable law, shall be applied in accordance with Clause ~~34.5~~ 35.5 (34.5Application of receipts; partial payments).

(f)	This Clause ~~30.2~~ 31.2 (30.2Parallel Debt (Covenant to pay the Security Agent)) shall apply, with any necessary modifications, to each Finance Document.
31.3	~~30.3~~Enforcement through Security Agent only
The Secured Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any right, power, authority or discretion arising under the Transaction Security except through the Security Agent.
31.4	~~30.4~~Instructions
(a)	The Security Agent shall:
(i)
unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Security Agent in accordance with any instructions given to it by the Facility Agent acting on the instructions of:

(A)	all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and
(B)	in all other cases, the Majority Lenders; and
(ii)
not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with sub-paragraph (i) above (or if this Agreement stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties).

(b)
The Security Agent shall be entitled to request instructions, or clarification of any instruction, from the Facility Agent acting on the instructions of the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Security Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.

(c)
Save in the case of decisions stipulated to be a matter for any other Finance Party or group of Finance Parties under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Security Agent by the Facility Agent acting on the instructions of the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)	Paragraph (a) above shall not apply:
(i)	where a contrary indication appears in a Finance Document;
(ii)	where a Finance Document requires the Security Agent to act in a specified manner or to take a specified action;
(iii)	in respect of any provision which protects the Security Agent's own position in its personal capacity as opposed to its role of Security Agent for the relevant Secured Parties.

(iv)	in respect of the exercise of the Security Agent's discretion to exercise a right, power or authority under any of:
(A)	Clause ~~30.27~~ 31.27 (30.27Deductions from receipts); and
(B)	Clause ~~30.28~~ 31.28 (30.28Prospective liabilities).
(e)
If giving effect to instructions given by the Facility Agent acting on the instructions of the Majority Lenders would in the Security Agent's opinion have an effect equivalent to an amendment or waiver referred to in Clause ~~42~~ 43 (42Amendments and Waivers), the Security Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than the Security Agent) whose consent would have been required in respect of that amendment or waiver.

(f)	In exercising any discretion to exercise a right, power or authority under the Finance Documents where either:
(i)	it has not received any instructions as to the exercise of that discretion; or
(ii)	the exercise of that discretion is subject to sub-paragraph (iv) of paragraph (d) above, the Security Agent shall do so having regard to the interests of all the Secured Parties.
(g)
The Security Agent may refrain from acting in accordance with any instructions of the Facility Agent acting on the instructions of any Finance Party or group of Finance Parties until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable VAT) which it may incur in complying with those instructions.

(h)
Without prejudice to the remainder of this Clause ~~30.4~~ 31.4 (30.4Instructions), in the absence of instructions, the Security Agent may (but shall not be obliged to) take such action in the exercise of its powers and duties under the Finance Documents as it considers in its discretion to be appropriate.

(i)
The Security Agent is not authorised to act on behalf of a Finance Party (without first obtaining that Finance Party's consent) in any legal or arbitration proceedings relating to any Finance Document. This paragraph (i) shall not apply to any legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Transaction Security or enforcement of the Transaction Security.

31.5	~~30.5~~Duties of the Security Agent
(a)	The Security Agent's duties under the Finance Documents are solely mechanical and administrative in nature.
(b)	The Security Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Security Agent for that Party by any other Party.
(c)
Except where a Finance Document specifically provides otherwise, the Security Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)
If the Security Agent receives notice from a Party referring to any Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(e)	The Security Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).
31.6	~~30.6~~No fiduciary duties
(a)	Nothing in any Finance Document constitutes the Security Agent as an agent, trustee or fiduciary of any Obligor.
(b)	The Security Agent shall not be bound to account to any other Party for any sum or the profit element of any sum received by it for its own account.
31.7	~~30.7~~Business with the Restricted Group
The Security Agent may accept deposits from, lend money to, and generally engage in any kind of banking or other business with, any member of the Restricted Group.
31.8	~~30.8~~Rights and discretions
(a)	The Security Agent may:
(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;
(ii)	assume that:
(A)
any instructions received by it from the Facility Agent acting on the instructions of the Majority Lenders, any Finance Parties or any group of Finance Parties are duly given in accordance with the terms of the Finance Documents; and

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and
(iii)	rely on a certificate from any person:
(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or
(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing, as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.
(b)	The Security Agent may assume (unless it has received notice to the contrary in its capacity as security agent for the Secured Parties) that:
(i)	no Default has occurred;
(ii)	any right, power, authority or discretion vested in any Party or any group of Finance Parties has not been exercised; and
(iii)	any notice or request made by the Borrower (other than the Utilisation Request or a Selection Notice) is made on behalf of and with the consent and knowledge of all the Obligors.
(c)	The Security Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(d)
Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Security Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Security Agent (and so separate from any lawyers instructed by the Facility Agent or the Lenders) if the Security Agent in its reasonable opinion deems this to be desirable.

(e)
The Security Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Security Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Security Agent may actin relation to the Finance Documents and the Security Property through its officers, employees and agents and shall not:
(i)	be liable for any error of judgment made by any such person; or
(ii)	be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of any such person, unless such error or such loss was directly caused by the gross negligence or wilful misconduct of the Security Agent or its officers, employees or agents.
(g)
Unless a Finance Document expressly provides otherwise the Security Agent may disclose to any other Party any information it reasonably believes it has received as security agent under the Finance Documents.

(h)
Notwithstanding any other provision of any Finance Document to the contrary, the Security Agent is not obliged to do or omit to do anything if it would or might, in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)
Notwithstanding any provision of any Finance Document to the contrary, the Security Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

31.9	~~30.9~~Responsibility for documentation
The Security Agent is not responsible or liable for:
(a)
the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Facility Agent, the Security Agent, the Mandated Lead Arrangers, an Obligor or any other person in, or in connection with, any Finance Document or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document or the Security Property; or

(c)
any determination as to whether any information provided or to be provided to any Secured Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

31.10	~~30.10~~No duty to monitor
The Security Agent shall not be bound to enquire:
(a)	whether or not any Default has occurred;
(b)	as to the performance, default or any breach by any Obligor of its obligations under any Finance Document; or
(c)	whether any other event specified in any Finance Document has occurred.
31.11	~~30.11~~Exclusion of liability
(a)
Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Security Agent or any Receiver or Delegate), none of the Security Agent nor any Receiver or Delegate will be liable for:

(i)
any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document or the Security Property, unless directly caused by its gross negligence or wilful misconduct;

(ii)
exercising, or not exercising ,any right, power, authority or discretion given to it by, or in connection with, any Finance Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document or the Security Property; or

(iii)	any shortfall which arises on the enforcement or realisation of the Security Property; or
(iv)	without prejudice to the generality of paragraphs (i) to (iii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of:
(A)	any act, event or circumstance not reasonably within its control; or
(B)	the general risks of investment in, or the holding of assets in, any jurisdiction, including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.
(b)
No Party other than the Security Agent, that Receiver or that Delegate (as applicable) may take any proceedings against any officer, employee or agent of the Security Agent, a Receiver or a Delegate in respect of any claim it might have against the Security Agent, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document or any Security Property and any officer, employee or agent of the Security Agent, a Receiver or a Delegate may rely on this Clause subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Act.

(c)	The Security Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the

Security Agent if the Security Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Security Agent for that purpose.
(d)	Nothing in this Agreement shall oblige the Security Agent to carry out:
(i)	any "know your customer" or other checks in relation to any person; or
(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Finance Party, on behalf of any Finance Party and each Finance Party confirms to the Security Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Security Agent.
(e)
Without prejudice to any provision of any Finance Document excluding or limiting the liability of the Security Agent, any Receiver or Delegate, any liability of the Security Agent, any Receiver or Delegate arising under or in connection with any Finance Document or the Security Property shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Security Agent, Receiver or Delegate or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Security Agent, any Receiver or Delegate at any time which increase the amount of that loss. In no event shall the Security Agent, any Receiver or Delegate be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Security Agent, the Receiver or Delegate has been advised of the possibility of such loss or damages.

31.12	~~30.12~~Lenders' indemnity to the Security Agent
(a)
Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Security Agent and every Receiver and every Delegate, within three Business Days of demand, against any cost, loss or liability incurred by any of them (otherwise than by reason of the Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct) in acting as Security Agent, Receiver or Delegate under the Finance Documents (unless the Security Agent, Receiver or Delegate has been reimbursed by an Obligor pursuant to a Finance Document).

(b)	Subject to paragraph (c) below, the Borrower shall immediately on demand reimburse any Lender for any payment that Lender makes to the Security Agent pursuant to paragraph (a) above.
(c)	Paragraph (b) above shall not apply to the extent that the indemnity payment in respect of which the Lender claims reimbursement relates to a liability of the Security Agent to an Obligor.
31.13	~~30.13~~Resignation of the Security Agent
(a)	The Security Agent may resign and appoint one of its Affiliates acting through an office as successor by giving notice to the other Finance Parties and the Borrower.
(b)	Alternatively, the Security Agent may resign by giving 30 days' notice to the other Finance Parties and the Borrower, in which case the Majority Lenders may appoint a successor Security Agent.

(c)
If the Majority Lenders have not appointed a successor Security Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Security Agent may appoint a successor Security Agent.

(d)
The retiring Security Agent shall make available to the successor Security Agent such documents and records and provide such assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as Security Agent under the Finance Documents. The Borrower shall, within three Business Days of demand, reimburse the retiring Security Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance.

(e)	The Security Agent's resignation notice shall only take effect upon:
(i)	the appointment of a successor; and
(ii)	the transfer, by way of a document expressed as a deed, of all the Security Property to that successor.
(f)
Upon the appointment of a successor, the retiring Security Agent shall be discharged, by way of a document executed as a deed, from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) of Clause ~~30.23~~ 31.23 (30.23Winding up of trust) and paragraph (d) above) but shall remain entitled to the benefit Clause 14.5 (Indemnity to the Security Agent) and this Clause ~~30~~ 31 (30The Security Agent) and any other provisions of a Finance Document which are expressed to limit or exclude its liability (or to indemnify it) in acting as Security Agent. Any fees for the account of the retiring Security Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(g)
The Majority Lenders may, by notice to the Security Agent, require it to resign in accordance with paragraph (b) above. In this event, the Security Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (d) above shall be for the account of the Borrower.

(h)	The consent of the Borrower (or any other Obligor) is not required for an assignment or transfer of rights and/or obligations by the Security Agent.
31.14	~~30.14~~Confidentiality
(a)
In acting as Security Agent for the Finance Parties, the Security Agent shall be regarded as acting through its trustee division which shall be treated as a separate entity from any other of its divisions or departments.

(b)
If information is received by a division or department of the Security Agent other than the division or department responsible for complying with the obligations assumed by it under the Finance Documents, that information may be treated as confidential to that division or department, and the Security Agent shall not be deemed to have notice of it nor shall it be obliged to disclose such information to any Party.

31.15	~~30.15~~Credit appraisal by the Finance Parties
Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Finance Party confirms to the Security Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under, or in connection with, any Finance Document including but not limited to:
(a)	the financial condition, status and nature of each member of the Restricted Group;

(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(c)
whether that Finance Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under, or in connection with, any Finance Document, the Security Property, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(d)
the adequacy, accuracy or completeness of any information provided by the Security Agent, any Party or by any other person under, or in connection with, any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(e)
the right or title of any person in or to or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property.

31.16	~~30.16~~Reliance and engagement letters
Each Secured Party confirms that the Security Agent has authority to accept on its behalf (and ratifies the acceptance on its behalf of any letters or reports already accepted by the Security Agent) the terms of any reliance letter or engagement letters or any reports or letters provided by accountants, auditors or providers of due diligence reports in connection with the Finance Documents or the transactions contemplated in the Finance Documents and to bind it in respect of those, reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.
31.17	~~30.17~~No responsibility to perfect Transaction Security
The Security Agent shall not be liable for any failure to:
(a)	require the deposit with it of any deed or document certifying, representing or constituting the title of any Obligor to any of the Charged Property;
(b)	obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any Finance Document or the Transaction Security;
(c)
register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any law or regulation or to give notice to any person of the execution of any Finance Document or of the Transaction Security;

(d)
take, or to require any Obligor to take, any step to perfect its title to any of the Charged Property or to render the Transaction Security effective or to secure the creation of any ancillary Security under any law or regulation; or

(e)	require any further assurance in relation to any Transaction Security.
31.18	~~30.18~~Insurance by Security Agent
(a)	The Security Agent shall not be obliged:
(i)	to insure any of the Charged Property;
(ii)	to require any other person to maintain any insurance; or

(iii)	to verify any obligation to arrange or maintain insurance contained in any Finance Document, and the Security Agent shall not be liable for any damages, costs or losses to any person as a result of the lack of, or inadequacy of, any such insurance.
(b)
Where the Security Agent is named on any insurance policy as an insured party, it shall not be liable for any damages, costs or losses to any person as a result of its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless the Facility Agent acting on the instructions of the Majority Lenders request it to do so in writing and the Security Agent fails to do so within 14 days after receipt of that request.

31.19	~~30.19~~Custodians and nominees
The Security Agent may appoint and pay any person to act as a custodian or nominee on any terms in relation to any asset of the trust as the Security Agent may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Agreement and the Security Agent shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.
31.20	~~30.20~~Delegation by the Security Agent
(a)
Each of the Security Agent, any Receiver and any Delegate may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any right, power, authority or discretion vested in it in its capacity as such.

(b)
That delegation may be made upon any terms and conditions (including the power to sub delegate) and subject to any restrictions that the Security Agent, that Receiver or that Delegate (as the case may be) may, in its discretion, think fit in the interests of the Secured Parties.

(c)
No Security Agent, Receiver or Delegate shall be bound to supervise, or be in any way responsible for any damages, costs or losses incurred by reason of any misconduct, omission or default on the part of any such delegate or sub delegate.

31.21	~~30.21~~Additional Security Agents
(a)	The Security Agent may at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co-trustee jointly with it:
(i)	if it considers that appointment to be in the interests of the Secured Parties; or
(ii)	for the purposes of conforming to any legal requirement, restriction or condition which the Security Agent deems to be relevant; or
(iii)	for obtaining or enforcing any judgment in any jurisdiction, and the Security Agent shall give prior notice to the Borrower and the Finance Parties of that appointment.
(b)
Any person so appointed shall have the rights, powers, authorities and discretions (not exceeding those given to the Security Agent under or in connection with the Finance Documents) and the duties, obligations and responsibilities that are given or imposed by the instrument of appointment.

(c)
The remuneration that the Security Agent may pay to that person, and any costs and expenses (together with any applicable VAT) incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Security Agent.

31.22	~~30.22~~Acceptance of title
The Security Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that any Obligor may have to any of the Charged Property and shall not be liable for or bound to require any Obligor to remedy any defect in its right or title.
31.23	~~30.23~~Winding up of trust
If the Security Agent, with the approval of the Facility Agent determines that:
(a)	all of the Secured Liabilities and all other obligations secured by the Transaction Security have been fully and finally discharged; and
(b)	no Secured Party is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Obligor pursuant to the Finance Documents, then
(i)
the trusts set out in this Agreement shall be wound up and the Security Agent shall release, without recourse or warranty, all of the Transaction Security and the rights of the Security Agent under each of the Transaction Security; and

(ii)
any Security Agent which has resigned pursuant to Clause ~~30.13~~ 31.13 (30.13Resignation of the Security Agent) shall release, without recourse or warranty, all of its rights under each Transaction Security.

31.24	~~30.24~~Powers supplemental to Trustee Acts
The rights, powers, authorities and discretions given to the Security Agent under or in connection with the Finance Documents shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Security Agent by law or regulation or otherwise.
31.25	~~30.25~~Disapplication of Trustee Acts
Section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Agent in relation to the trusts constituted by this Agreement and the other Finance Documents. Where there are any inconsistencies between (i) the Trustee Acts 1925 and 2000 and (ii) the provisions of this Agreement and any other Finance Document, the provisions of this Agreement and any other Finance Document shall, to the extent permitted by law and regulation, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement and any other Finance Document shall constitute a restriction or exclusion for the purposes of the Trustee Act 2000.
31.26	~~30.26~~Application of receipts
(a)
Except as expressly stated to the contrary in any Finance Document, any moneys which the Security Agent receives or recovers and which are, or are attributable to, Security Property (for the purposes of this Clause 31, the "Recoveries") shall be transferred to the Facility Agent for application in accordance with Clause ~~34.5~~ 35.5 (34.5Application of receipts; partial payments).

(b)	Paragraph (a) above is without prejudice to the rights of the Security Agent, each Receiver and each Delegate:
(i)	under Clause 14.5 (Indemnity to the Security Agent) or any other indemnity in favour of the Security Agent under the Finance Documents to be indemnified out of the Charged Property; and
(ii)	under any Finance Document to credit any moneys received or recovered by it to any suspense account.
(c)	Any transfer by the Security Agent to the Facility Agent in accordance with paragraph (a) above shall be a good discharge, to the extent of that payment, by the Security Agent.
(d)
The Security Agent is under no obligation to make the payments to the Facility Agent under paragraph (a) of this Clause ~~30.26~~ 31.26 (30.26Application of receipts) in the same currency as that in which the obligations and liabilities owing to the relevant Finance Party are denominated.

31.27	~~30.27~~Deductions from receipts
(a)	Before transferring any moneys to the Facility Agent under Clause ~~30.26~~ 31.26 (30.26Application of receipts), the Security Agent may, in its discretion:
(i)
deduct any sum then due and payable under this Agreement or any other Finance Documents to the Security Agent or any Receiver or Delegate and retain that sum for itself or, as the case may require, pay it to another person to whom it is then due and payable;

(ii)
set aside by way of reserve amounts required to meet, and to make and pay, any deductions and withholdings (on account of Taxes or otherwise) which it is or may be required by any applicable law to make from any distribution or payment made by it under this Agreement; and

(iii)
pay all Taxes which may be assessed against it in respect of any of the Security Property, or as a consequence of performing its duties, or by virtue of its capacity as Security Agent under any of the Finance Documents or otherwise (other than in connection with its remuneration for performing its duties under this Agreement).

(b)
For the purposes of sub-paragraph (i) of paragraph (a) above, if the Security Agent has become entitled to require a sum to be paid to it on demand, that sum shall be treated as due and payable, even if no demand has yet been served.

31.28	~~30.28~~Prospective liabilities
Following acceleration, the Security Agent may, in its discretion, or at the request of the Facility Agent, hold any Recoveries in an interest bearing suspense or impersonal account(s) in the name of the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit (the interest being credited to the relevant account) for later payment to the Facility Agent for application in accordance with Clause ~~34.5~~ 35.5 (Application of receipts; partial payments) in respect of:
(a)	any sum to the Security Agent, any Receiver or any Delegate; and
(b)	any part of the Secured Liabilities,
that the Security Agent or, in the case of paragraph (b) only, the Facility Agent, reasonably considers, in each case, might become due or owing at any time in the future.

31.29	~~30.29~~Investment of proceeds
Prior to the payment of the proceeds of the Recoveries to the Facility Agent for application in accordance with Clause ~~34.5~~ 35.5 (34.5Application of receipts; partial payments) the Security Agent may, in its discretion, hold all or part of those proceeds in an interest bearing suspense or impersonal account(s) in the name of the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit (the interest being credited to the relevant account) pending the payment from time to time of those moneys in the Security Agent's discretion in accordance with the provisions of this Clause ~~30.29~~ 31.29 (30.29Investment of proceeds).
31.30	~~30.30~~Currency conversion
(a)
For the purpose of, or pending the discharge of, any of the Secured Liabilities the Security Agent may convert any moneys received or recovered by the Security Agent from one currency to another, at a market rate of exchange.

(b)	The obligations of any Obligor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.
31.31	~~30.31~~Good discharge
Any payment to be made in respect of the Secured Liabilities by the Security Agent may be made to the Facility Agent on behalf of the Secured Parties and any payment made in that way shall be a good discharge, to the extent of that payment, by the Security Agent.
31.32	~~30.32~~Full freedom to enter into transactions
Without prejudice to Clause ~~30.7~~ 31.7 (30.7Business with the Restricted Group) or any other provision of a Finance Document and notwithstanding any rule of law or equity to the contrary, the Security Agent shall be absolutely entitled:
(a)
to enter into and arrange banking, derivative, investment and/or other transactions of every kind with or affecting any Obligor or any person who is party to, or referred to in, a Finance Document (including, but not limited to, any interest or currency swap or other transaction, whether related to this Agreement or not, and acting as syndicate agent and/or security agent for, and/or participating in, other facilities to such Obligor or any person who is party to, or referred to in, a Finance Document);

(b)	to deal in and enter into and arrange transactions relating to:
(i)	any securities issued or to be issued by any Obligor or any other person; or
(ii)	any options or other derivatives in connection with such securities; and
(c)	to provide advice or other services to the Borrower or any person who is a party to, or referred to in, a Finance Document, and, in particular, the Security Agent shall be absolutely entitled, in proposing, evaluating, negotiating, entering into and arranging all such transactions and in connection with all other matters covered by paragraphs (a), (b) and (c) above, to use (subject only to insider dealing legislation) any information or opportunity, howsoever acquired by it, to pursue its own interests exclusively, to refrain from disclosing such dealings, transactions or other matters or any information acquired in connection with them and to retain for its sole benefit all profits and benefits derived from the dealings transactions or other matters.

32	~~31~~KEXIM GUARANTEE AGENT
32.1	~~31.1~~Appointment and duties of Kexim Guarantee Agent
(a)	Each Kexim Guaranteed Lender appoints the Kexim Guarantee Agent to act as its agent under and in connection with the Kexim Guarantee and the Finance Documents.
(b)
Each Kexim Guaranteed Lender authorises the Kexim Guarantee Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Kexim Guarantee Agent under, or in connection with, the Kexim Guarantee and the Finance Documents together with any other incidental rights, powers, authorities and discretions.

(c)
The Kexim Guarantee Agent shall promptly forward to each Kexim Guaranteed Lender the original or a copy of any document which is delivered to the Kexim Guarantee Agent for that Kexim Guaranteed Lender by any other Party or by the Kexim Guarantor.

(d)
Except where the Kexim Guarantee or a Finance Document specifically provides otherwise, the Kexim Guarantee Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(e)
Each Kexim Guaranteed Lender authorises the Kexim Guarantee Agent to consult with the Kexim Guarantor (where necessary) in relation to waivers, consents or approvals under or pursuant to the Finance Documents, including but not limited to any amendment, modification or waiver which:

(i)	varies the dates for, or increases the amount of, or changes the currency or the priority of, any payment of any amount under the Finance Documents;
(ii)	amends, extends or waives any of the conditions precedent referred to in Clause 4.1 (Initial conditions precedent) of Clause 4.2 (Further conditions precedent) of the Facilities Agreement; or
(iii)	imposes a new obligation on the Kexim Guarantor, or increases an existing obligation of the Kexim Guarantor under the Kexim Guarantee or any other Finance Document, which, in each case, shall not be made without the prior consent of the Kexim Guarantor, and to inform the Kexim Guaranteed Lenders of the result of such consultation and if such waiver, consent or approval is within the scope of the Kexim Guarantee (at the discretion of the Kexim Guarantee Agent after consulting with the Kexim Guarantor), such decision will be taken by the Kexim Guarantee Agent (acting on the sole direction of the Kexim Guarantor).
(f)
The Kexim Guarantee Agent's duties under the Kexim Guarantee and the Finance Documents are solely mechanical and administrative in nature and the Kexim Guarantee Agent shall have no duties or obligations as agent other than those expressly conferred on it by the Finance Documents.

(g)
Nothing in this Agreement or any Finance Document shall permit or oblige any Kexim Guaranteed Lender or the Kexim Guarantee Agent to act (or omit to act) in a manner that is inconsistent with any requirement under or in connection with the Kexim Guarantee.

(h)
In case of any conflict between the Finance Documents and the Kexim Guarantee, the Kexim Guarantee shall, as between the Kexim Guaranteed Lenders and the Kexim Guarantor, prevail, and to the extent of such conflict or inconsistency, none of the Kexim Guaranteed Lenders or the Kexim Guarantee Agent shall assert to the Kexim Guarantor, the terms of the relevant Finance Documents.

32.2	~~31.2~~Application of certain Clauses
The provisions of Clauses ~~29.7~~ 30.7 (29.7Business with the Restricted Group), ~~29.8~~ 30.8 (29.8Rights and discretions), ~~29.9~~ 30.9 (29.9Responsibility for documentation), ~~29.11~~ 30.11 (29.11Exclusion of liability), ~~29.12~~ 30.12 (29.12Lenders' indemnity to the Facility Agent), ~~29.13~~ 30.13 (29.13Resignation of the Facility Agent), ~~29.14~~ 30.14 (29.14Confidentiality) (it being understood that the reference to Finance Parties in Clause ~~29.14~~ 30.14 (29.14Confidentiality) shall be construed as a reference to the Kexim Guaranteed Lenders), paragraph (d) of ~~29.15~~ 30.15 (29.15Relationship with the other Finance Parties), ~~29.16~~ 30.16 (29.16Credit appraisal by the Finance Parties) and ~~29.21~~ 30.21 (29.21Full freedom to enter into transactions) shall apply in respect of the Kexim Guarantee Agent in its capacity as such as if each reference to the Facility Agent were a reference to the Kexim Guarantee Agent, each reference to Lenders were a reference to the Kexim Guaranteed Lenders, each reference to the Finance Documents included a reference to the Kexim Guarantee.
32.3	~~31.3~~Kexim Guaranteed Lenders' representations
Each Kexim Guaranteed Lender represents and warrants to the Kexim Guarantee Agent that:
(a)
no information provided by it in writing to the Kexim Guarantee Agent or to the Kexim Guarantor prior to the date of this Agreement was untrue or incorrect in any material respect except to the extent that it, in the exercise of reasonable care and due diligence prior to giving such information, could not have discovered the error or omission;

(b)
it has not taken (or failed to take), and agrees that it shall not take (or fail to take), any action that would result in the Kexim Guarantee Agent being in breach of any of its obligations in its capacity as Kexim Guarantee Agent under the Kexim Guarantee or any of the Finance Documents, or result in the Kexim Guaranteed Lenders being in breach of any of their respective obligations as insured parties under the Kexim Guarantee, or which would otherwise prejudice the Kexim Guarantee Agent's ability to make a claim on behalf of the Kexim Guaranteed Lenders under the Kexim Guarantee;

(c)	it has reviewed the Kexim Guarantee and is aware of its provisions; and
(d)	the representations and warranties made by the Kexim Guarantee Agent on its behalf under the Kexim Guarantee are true and correct with respect to it in all respects.
32.4	~~31.4~~Claims under Kexim Guarantee
(a)	All communication between the Kexim Guaranteed Lenders and the Kexim Guarantor shall be carried out through the Kexim Guarantee Agent.
(b)
Each Kexim Guaranteed Lender acknowledges and agrees that it shall have no entitlement to make any claim or to take any action whatsoever under or in connection with the Kexim Guarantee except through the Kexim Guarantee Agent and that all of the rights of the Kexim Guaranteed Lenders under the Kexim Guarantee shall only be exercised by the Kexim Guarantee Agent.

32.5	~~31.5~~Payments by the Kexim Guarantor
The Kexim Guarantor is irrevocably and unconditionally authorised by the Borrower to pay any amounts under the Kexim Guarantee promptly on demand by the Kexim Guarantee Agent, without any reference or further authorisation from the Borrower and, save for manifest error, without being under any duty or obligation to enquire into the justification or validity thereof and/or dispute whether any claims or demands under the Kexim Guarantee are properly or validly made. Notwithstanding that the Borrower may dispute the validity of any such claim or demand, each Obligor shall accept any claim or demand under the Kexim Guarantee as binding upon the Kexim Guarantor and as conclusive evidence that the Kexim Guarantor is liable thereunder to pay any such amount to the Kexim Guarantee Agent.
33	~~32~~CONDUCT OF BUSINESS BY THE FINANCE PARTIES
No provision of this Agreement will:
(a)	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;
(b)	oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or
(c)	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.
34	~~33~~SHARING AMONG THE FINANCE PARTIES
34.1	~~33.1~~Payments to Finance Parties
If a Finance Party (a "Recovering Finance Party") receives or recovers any amount from an Obligor other than in accordance with Clause ~~34~~ 35 (34Payment Mechanics) (a "Recovered Amount") and applies that amount to a payment due to it under the Finance Documents then:
(a)	the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the Facility Agent;
(b)
the Facility Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Facility Agent and distributed in accordance with Clause ~~34~~ 35 (34Payment Mechanics), without taking account of any Tax which would be imposed on the Facility Agent in relation to the receipt, recovery or distribution; and

(c)
the Recovering Finance Party shall, within three Business Days of demand by the Facility Agent, pay to the Facility Agent an amount (the "Sharing Payment") equal to such receipt or recovery less any amount which the Facility Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause ~~34.5~~ 35.5 (34.5Application of receipts; partial payments).

34.2	~~33.2~~Redistribution of payments
The Facility Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it among the Finance Parties (other than the Recovering Finance Party) (the "Sharing Finance Parties") in accordance with Clause ~~34.5~~ 35.5 (34.5Application of receipts; partial payments) towards the obligations of that Obligor to the Sharing Finance Parties.
34.3	~~33.3~~Recovering Finance Party's rights
On a distribution by the Facility Agent under Clause ~~33.2~~ 34.2 (33.2Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor.

34.4	~~33.4~~Reversal of redistribution
If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:
(a)
each Sharing Finance Party shall, upon request of the Facility Agent, pay to the Facility Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the "Redistributed Amount"); and

(b)	as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.
34.5	~~33.5~~Exceptions
(a)
This Clause ~~33~~ 34 (33Sharing among the Finance Parties) shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Obligor.

(b)
A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and
(ii)
that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

SECTION 11
ADMINISTRATION
35	~~34~~PAYMENT MECHANICS
35.1	~~34.1~~Payments to the Facility Agent
(a)
On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make an amount equal to such payment available to the Facility Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Facility Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)
Payment shall be made to such account in the principal financial centre of the country of that currency (or, in relation to euro, in a principal financial centre in such Participating Member State or London, as specified by the Facility Agent) and with such bank as the Facility Agent, in each case, specifies.

35.2	~~34.2~~Distributions by the Facility Agent
Each payment received by the Facility Agent under the Finance Documents for another Party shall, subject to Clause ~~34.3~~ 35.3 (34.3Distributions to an Obligor) and Clause ~~34.4~~ 35.4 (34.4Clawback and pre-funding) be made available by the Facility Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Facility Agent by not less than five Business Days' notice with a bank specified by that Party in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre of a Participating Member State or London), as specified by that Party or, in the case of an Advance, to such account of such person as may be specified by the Borrower in the Utilisation Request.
35.3	~~34.3~~Distributions to an Obligor
The Facility Agent may (with the consent of the Obligor or in accordance with Clause ~~35~~ 36 (35Set-Off))) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.
35.4	~~34.4~~Clawback and pre-funding
(a)
Where a sum is to be paid to the Facility Agent under the Finance Documents for another Party, the Facility Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)
Unless paragraph (c) below applies, if the Facility Agent pays an amount to another Party and it proves to be the case that the Facility Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Facility Agent shall on demand refund the same to the Facility Agent together with interest on that amount from the date of payment to the date of receipt by the Facility Agent, calculated by the Facility Agent to reflect its cost of funds.

(c)
If the Facility Agent is willing to make available amounts for the account of the Borrower before receiving funds from the Lenders then if and to the extent that the Facility Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to the Borrower:

(ii)	the Borrower shall on demand refund it to the Facility Agent; and
(iii)
the Lender by whom those funds should have been made available or, if the Lender fails to do so, the Borrower to whom that sum was made available, shall on demand pay to the Facility Agent the amount (as certified by the Facility Agent) which will indemnify the Facility Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender.

35.5	~~34.5~~Application of receipts; partial payments
(a)
Subject to paragraph (b) below and except as any Finance Document may otherwise provide, any payment that is received or recovered by any Finance Party under, in connection with, or pursuant to any Finance Document shall be paid to the Facility Agent which shall apply the same in the following order:

(i)	first, in or towards payment of any amounts then due and payable under any of the Finance Documents, except for the Hedging Agreements;
(ii)
secondly, in retention by the Security Agent of an amount equal to any amount not then payable under any Finance Document (except for the Hedging Agreements) but which the Facility Agent, by notice to the Borrower and the other Finance Parties, states in its opinion will or may become payable in the future and, upon those amounts becoming due and payable, in or towards satisfaction of them;

(iii)	thirdly, in or towards payment of any sum due but unpaid under the Hedging Agreements; and
(iv)	lastly, any surplus shall be paid to the Borrower or to any other person who appears to be entitled to it.
(b)
If the Facility Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, the Facility Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order:

(i)
first, in or towards payment pro rata of any due but unpaid Kexim Guarantee Premium and any unpaid fees, costs and expenses of the Facility Agent and the Security Agent under the Finance Documents, except for the Hedging Agreements;

(ii)
secondly, in or towards satisfaction pro rata of all amounts to any Finance Party under Clause 14.2(b) which amounts have been already paid by that Finance Party to the Facility Agent, Security Agent, any Receiver or Delegate (as the case may be) pursuant to Clause ~~29.12~~ 30.12 (29.12Lenders' indemnity to the Facility Agent) or Clause ~~30.12~~ 31.12 (30.12Lenders' indemnity to the Security Agent);

(iii)	thirdly, in or towards payment pro rata of any accrued interest or commission due to any Finance Party but unpaid under this Agreement;
(iv)	fourthly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and
(v)	fifthly , in or towards payment pro rata of any other sum due to any Finance Party but unpaid under the Finance Documents (except for the Hedging Agreements); and
(vi)	lastly, in or towards payment pro rata of any sum due but unpaid under the Hedging Agreements.
(c)	The Facility Agent shall, if so directed by the Majority Lenders, vary the order set out in sub-paragraphs (i) to (vi) of paragraph (b) above.

(d)	Paragraphs (a), (b) and (c) above will override any appropriation made by an Obligor.
35.6	~~34.6~~No set-off by Obligors
All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.
35.7	~~34.7~~Business Days
(a)
Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any extension of the due date for payment of any principal or an Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.
35.8	~~34.8~~Currency of account
(a)	Subject to paragraphs (b) and (c) below, dollar is the currency of account and payment for any sum due from an Obligor under any Finance Document.
(b)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.
(c)	Any amount expressed to be payable in a currency other than USD shall be paid in that other currency.
35.9	~~34.9~~Change of currency
(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:
(i)
any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Facility Agent (after consultation with the Borrower); and

(ii)
any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Facility Agent (acting reasonably).

(b)
If a change in any currency of a country occurs, this Agreement will, to the extent the Facility Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Interbank Market and otherwise to reflect the change in currency.

35.10	~~34.10~~Currency Conversion
(a)
For the purpose of, or pending any payment to be made by any Servicing Bank under any Finance Document, such Servicing Bank may convert any moneys received or recovered by it from one currency to another, at a market rate of exchange.

(b)	The obligations of any Obligor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.

35.11	~~34.11~~Disruption to Payment Systems etc.
If either the Facility Agent determines (in its discretion) that a Disruption Event has occurred or the Facility Agent is notified by the Borrower that a Disruption Event has occurred:
(a)
the Facility Agent may, and shall if requested to do so by the Borrower, consult with the Borrower with a view to agreeing with the Borrower such changes to the operation or administration of the Facility as the Facility Agent may deem necessary in the circumstances;

(b)
the Facility Agent shall not be obliged to consult with the Borrower in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

(c)
the Facility Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

(d)
any such changes agreed upon by the Facility Agent and the Borrower shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties and any Obligors as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause ~~42~~ 43 (42Amendments and Waivers);

(e)
the Facility Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Facility Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause ~~34.11~~ 35.11 (34.11Disruption to Payment Systems etc.); and

(f)	the Facility Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.
35.12	~~34.12~~Hedging Agreement
Notwithstanding anything in Clause 1.1 (Definitions), references to the Finance Documents or a Finance Document in Clauses ~~34.6~~ 35.6 (34.6No set-off by Obligors) and ~~34.8~~ 35.8 (34.8Currency of account) do not include any Hedging Agreement entered into by the Borrower with a Hedge Counterparty in connection with the Facilities.
36          ~~35~~SET-OFF
A Finance Party (other than a Hedge Counterparty in its capacity as such) may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.
37	~~36~~NOTICES
37.1	~~36.1~~Communications in writing
Subject to Clause ~~36.5~~ 37.5 (36.5Electronic Communication) below, any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.

37.2	~~36.2~~Addresses
The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents are:
(a)	in the case of the Borrower, that specified in Part A of Schedule 1 (the Borrower);
(b)
in the case of each Lender or any other Obligor, that specified in Part B of Schedule 1 (the Guarantors) or Part C of Schedule 1 (the Lenders), respectively, or, if it becomes a Party after the date of this Agreement, that notified in writing to the Facility Agent on or before the date on which it becomes a Party;

(c)	in the case of the Facility Agent, that specified in Part D of Schedule 1 (The Servicing Banks); and
(d)	in the case of the Security Agent, that specified in Part D of Schedule 1 (The Servicing Banks), or any substitute address, fax number or department or officer as the Party may notify to the Facility Agent (or the Facility Agent may notify to the other Parties, if a change is made by the Facility Agent) by not less than five Business Days' notice.
37.3	~~36.3~~Delivery
(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:
(i)	if by way of fax, when received in legible form; or
(ii)	if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post with postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of its address details provided under Clause ~~36.2~~ 37.2 (36.2Addresses), if addressed to that department or officer.
(b)
Any communication or document to be made or delivered to a Servicing Bank will be effective only when actually received by that Servicing Bank and then only if it is expressly marked for the attention of the department or officer of that Servicing Bank specified in Schedule 1 (The Parties) (or any substitute department or officer as that Servicing Bank shall specify for this purpose).

(c)	All notices from or to an Obligor shall be sent through the Facility Agent unless otherwise specified in any Finance Document.
(d)	Any communication or document made or delivered to the Borrower in accordance with this Clause will be deemed to have been made or delivered to each of the Obligors.
(e)
Any communication or document which becomes effective, in accordance with paragraphs (a) to (d) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

37.4	~~36.4~~Notification of address and fax number
(a)
Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to Clause ~~36.2~~ 37.2 (36.2Addresses) or changing its own address or fax number, the Facility Agent shall notify the other Parties.

37.5	~~36.5~~Electronic communication
(a)
It is recognised that one of the main methods of communication between the Facility Agent and the other Finance Parties will be by posting information and documentation onto an electronic website designated by the Facility Agent.

(b)
Subject to sub-paragraph (a) above, any communication to be made between any two Parties under or in connection with the Finance Documents may be made by electronic mail or other electronic means, to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication and if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and
(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five Business Days' notice.
(c)
Any electronic communication made between those two Parties will be effective only when actually received in readable form and in the case of any electronic communication made by a Party to the Facility Agent only if it is addressed in such a manner as the Facility Agent shall specify for this purpose.

(d)	Any electronic communication which becomes effective, in accordance with paragraph (b) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.
(e)
Each Party confirms that it is aware of (i) the fact that information by way of electronic exchange is transmitted unencrypted over a publicly accessible network, and (ii) the risks connected therewith (including but not limited to the risk that a "bank relation" (as such term is used in the context of Swiss banking secrecy legislation) could be identified).

37.6	~~36.6~~English language
(a)	Any notice given under or in connection with any Finance Document must be in English.
(b)	All other documents provided under or in connection with any Finance Document must be:
(i)	in English; or
(ii)
if not in English, and if so required by the Facility Agent, accompanied by a certified English translation prepared by a translator approved by the Facility Agent and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

38	~~37~~CALCULATIONS AND CERTIFICATES
38.1	~~37.1~~Accounts
In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.
38.2	~~37.2~~Certificates and determinations
Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

38.3	~~37.3~~Day count convention
Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days.
38.4	~~37.4~~Hedging Agreement
Notwithstanding anything in Clause 1.1 (Definitions), references to the Finance Documents or a Finance Document in clause ~~37.3~~ 38.3 (~~37.3~~Day count convention) do not include any Hedging Agreement entered into by the Borrower with a Hedge Counterparty in connection with the Facility.
39	~~38~~PARTIAL INVALIDITY
If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions under the law of that jurisdiction nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.
40	~~39~~REMEDIES AND WAIVERS
No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right or remedy under the Finance Documents shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any of the Finance Documents on the part of a Secured Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.
41	~~40~~SETTLEMENT OR DISCHARGE CONDITIONAL
Any settlement or discharge under any Finance Document between any Finance Party and any Obligor shall be conditional upon no security or payment to any Finance Party by any Obligor or any other person being set aside, adjusted or ordered to be repaid, whether under any insolvency law or otherwise.
42	~~42~~IRREVOCABLE PAYMENT
If the Facility Agent considers that an amount paid or discharged by, or on behalf of, an Obligor or by any other person in purported payment or discharge of an obligation of that Obligor to a Finance Party under the Finance Documents is capable of being avoided or otherwise set aside on the liquidation or administration of that Obligor or otherwise, then that amount shall not be considered to have been unconditionally and irrevocably paid or discharged for the purposes of the Finance Documents.
43          ~~42~~AMENDMENTS AND WAIVERS
43.1	~~42.1~~Required consents
(a)
Subject to Clause ~~42.2~~ 43.2 (42.2Exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders (observing the procedure set out in paragraph (e) of Clause ~~31.1~~ 32.1 (31.1Appointment and duties of Kexim Guarantee Agent)) and, in the case of an amendment, the Obligors and any such amendment or waiver will be binding on all Parties.

(b)	The Facility Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause ~~42~~ 43 (42Amendments and Waivers).
43.2	~~42.2~~Exceptions
(a)	An amendment or waiver that has the effect of changing or which relates to:
(i)	the definition of "Majority Lenders" in Clause 1.1 (Definitions);
(ii)	a postponement to or extension of the date of payment of any amount under the Finance Documents;
(iii)	a reduction in the Applicable Margin or the amount of any payment of principal, interest, fees or commission payable;
(iv)	an increase in or extension of any Commitment or any requirement that a cancellation of Commitments reduces the Commitments of the Lenders rateably under the Facility;
(v)	a change to any Obligor;
(vi)	any provision which expressly requires the consent of all the Lenders;
(vii)	this Clause ~~42~~ 43 (42Amendments and Waivers);
(viii)
any change to the preamble (Background), Clause 2 (The Facilities ), Clause 3 (Purpose), Clause 5 (Utilisation), Clause 8 (Interest), Clause 25 (~~Application of Earnings~~ 24Security Cover after the Interim Maturity Date), Clause ~~27~~ 28 (27Changes to the Lenders) or Clause ~~34.5~~ 35.5 (34.5Application of receipts; partial payments);

(ix)
any release of, or material variation to, any Transaction Security, guarantee, indemnity or subordination arrangement set out in a Finance Document, save where the provisions of Clauses ~~21.17~~ 22.17 (21.17Disposals) and ~~7.7~~ 7.5 (Mandatory prepayment on sale or Total Loss) are complied with; or

(x)	the nature or scope of the guarantee and indemnity granted under Clause 17 (Guarantee and Indemnity);
shall not be made without the prior consent of all the Lenders.
(b)
An amendment or waiver which relates to the rights or obligations of a Servicing Bank, the Kexim Guarantee Agent, a Hedge Counterparty or a Mandated Lead Arranger (each in their capacity as such) may not be effected without the consent of that Servicing Bank, the Kexim Guarantee Agent, a Hedge Counterparty or, as the case may be, the Mandated Lead Arranger.

44	~~43~~CONFIDENTIALITY
44.1	~~43.1~~Confidential Information
Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause ~~43.2~~ 44.2 (43.2Disclosure of Confidential Information), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.

44.2	~~43.2~~Disclosure of Confidential Information
Any Finance Party may disclose:
(a)
to any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to an(a) y person:
(i)
to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents and to any of that person's Affiliates, Representatives and professional advisers;

(ii)
with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person's Affiliates, Representatives and professional advisers;

(iii)
appointed by any Finance Party or by a person to whom paragraph (b)(i) or (ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph (c) of Clause ~~29.15~~ 30.15 (29.15Relationship with the other Finance Parties));

(iv)	who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (b)(i) or (b)(ii) above;
(v)
to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;

(vi)	to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitrations, administrative or other investigations, proceedings or disputes;
(vii)	to whom or for whose benefit that Finance Party chargers, assigns or otherwise creates Security (or may do so) pursuant to Clause ~~27.8~~ 28.8 (27.8Security over Lenders' rights);
(viii)	who is a Party; or
(ix)	with the consent of a Guarantor;
in each case, such Confidential Information as that Finance Party shall consider appropriate if:
(A)
in relation to paragraphs (b)(i), (b)(ii) and (b)(iii) above, the person to whom the Confidential Information is to be given has undertaken to maintain the confidentiality of the information or is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;
(B)
in relation to paragraph (b)(iv) above, the person to whom the Confidential Information is to be given has undertaken to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information;

(C)
in relation to paragraphs (b)(v), (b)(vi) and (b)(vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances;

(b)
to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has undertaken to maintain the confidentiality of the information by entering into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Borrower and the relevant Finance Party;

(c)
to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors.

(d)
Kexim may without the prior consent of any Obligor publish key information concerning the Kexim Guarantee, this Agreement and the transactions contemplated thereby, including but not limited to key information regarding the currency, amount and purpose of the Total Commitments, the Loan and the amount guaranteed by Kexim, the name of the Parties and their country of residence, the name of the Builder, the type of drillship, the date of this Agreement and the issuance of the Kexim Guarantee.

(e)
Without prejudice to the above, the Borrower will procure that each Obligor (and its successors) hereby releases each Finance Party and its Affiliates, and each Finance Party hereby releases the other Finance Parties and their Affiliates from any confidentiality obligations and restrictions based on applicable Swiss bank secrecy rules with regard to any data and information relating to this Agreement, the other Finance Documents and the exercise of the respective rights or fulfilment of the respective obligations of each Finance Party.

44.3	~~43.3~~Entire agreement
This Clause ~~43~~ 44 (44Confidentiality) constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.
44.4	~~43.4~~Inside information
Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.
44.5	~~43.5~~Notification of disclosure
Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Borrower:
(a)
of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (b)(v) of Clause ~~43.2~~ 44.2 (43.2Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this Clause ~~43~~ 44 (43Confidentiality).
44.6	~~43.6~~Continuing obligations
The obligations in this ~~43~~ 44 (43Confidentiality) are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 12 Months from the earlier of:
(a)	the date on which all amounts payable by the Obligors under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and
(b)	the date on which such Finance Party otherwise ceased to be a Finance Party.
45	~~44~~COUNTERPARTS
Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.
46	BAIL-IN
46.1	Contractual recognition of bail-in
Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the parties to a Finance Document, each Party (except KEXIM) acknowledges and accepts that any liability of any party to a Finance Document under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:
(a)	any Bail-In Action in relation to any such liability, including (without limitation):
(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;
(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and
(iii)	a cancellation of any such liability; and
(b)	a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

SECTION 12
GOVERNING LAW AND ENFORCEMENT
47	~~45~~GOVERNING LAW
This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.
48	~~46~~ENFORCEMENT
48.1	~~46.1~~Jurisdiction
(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.
(c)
This Clause ~~46.1~~ 48.1 (46.1Jurisdiction) is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

48.2	~~46.2~~Service of process
(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):
(i)
irrevocably appoints Ince Process Agents Ltd of ~~International House, 1, St. Katherine's Way~~ 2 Leman St, London ~~E1W 1AY~~ El 8QN, United Kingdom as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.
(iii)
If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within three days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been entered into and amended and restated on the ~~date~~ dates stated at the beginning of this Agreement.

SCHEDULE 1
THE PARTIES
PART A
THE BORROWER
Name	Place of Incorporation	Registration number	Address for Communication
Drillship Alonissos Shareholders Inc.	Marshall Islands	56858	~~c/o OCEAN RIG UDW INC., Cyprus office, 10 Skopa street, Nicosia, Cyprus~~ Drillship Alonissos Stock Trust, c/o Willmington Trust Company, 1100 N. Market Street, Wilmington, DE 19890-1603, United States

SCHEDULE 1
THE PARTIES
PART B
~~GUARANTOR~~
GUARANTORS
Name	Place of Incorporation	Registration no.	Address for Communication
~~Ocean Rig UDW Inc. (the Parent)~~	~~Marshall Islands~~	~~27330~~	~~c/o Ocean Rig UDW Inc., Cyprus office, 10 Skopa street, Nicosia, Cyprus~~
Drillship Alonissos Owners Inc. (the Drillship Owner)	Marshall Islands	56857	~~c/o Ocean Rig UDW Inc., Cyprus office, 10 Skopa street, Nicosia, Cyprus~~ Drillship Alonissos Stock Trust, c/o Willmington Trust Company, 1100 N. Market Street, Wilmington, DE 19890-1603, United States

SCHEDULE 1
THE PARTIES
PART C
 THE LENDERS
Name of Lender	Commitment	Address for Communication
THE ORIGINAL COMMERCIAL LENDERS
Credit Suisse AG	USD 30,000,000
Credit matters:
SGTS 33, Attn. ~~Joerg Remde~~  loannis Efstathopoulos
St. Alban-Graben 1-3,
P.O. Box, CH-4002 Basel, Switzerland

Attention: ~~Joerg Remde~~  loannis Efstathopoulos / George Tzelepis, Ship Finance
E-mail: joerg.remde@credit-suisse.com
ioannis.efsathopoulos@credit-suisse.com / george.tzelepis@credit-suisse.com

Tel: +41 61 266 7494 / +41 61 266 7895 Fax: +41 61 266 7939

Administration matters:

SGTS 33, Attn. ~~Joerg Remde~~  loannis Efstathopoulos
St. Alban-Graben 1-3,
P.O. Box, CH-4002 Basel, Switzerland

Attention: loannis Efstathopoulos, Ship Finance / Client services
E-mail: joerg.remde@credit-suisse.com
ioannis.efsathopoulos@credit-suisse.com

Tel: +41 61 266 7494
Fax: +41 61 266 7939

Rollover, fees and payments:

SGTS 33, Attn. Edina Aganovic
St. Alban-Graben 1-3,
P.O. Box, CH-4002 Basel, Switzerland

Attention: Edina Aganovic~~, / Tobias Winkelman~~, Ship Finance ~~/ Financial Services~~

E-mail: edina.aganovic@credit-suisse.com
tobias.winkelmann@credit-suisse.com
Tel: +41 61 266 74 90
 Fax: +41 61 266 7939

DNB Bank ASA	USD 65,000,000	Dronning Eufemias gate 30, 0191 Oslo,

Norway P 0 Box 1600 Sentrum BjOrvika M-14 S, 0021 Oslo, Norway Attention: Anne-Lise Iversen, Credit Middle Office and Agency E-mail: anne-lise.iversen@dnb.no Tel: + 47 48014249 Fax: + 47 22482894
DVB Bank SE (Amsterdam Branch)	USD 65,000,000
Credit matters:
DVB Bank SE, Ballindamm 6, 20095 Hamburg, Germany
Attention: Jens Taubken, Offshore Finance E-mail: Jens.Taubken@dvbbank.com
Tel: +49 40 3080 0427
Fax: +49 40 3080 0412
 Mobile: +49 174 184 0413
Administration matters:
DVB Bank SE, WTC Schiphol Tower F 6th
Floor, Schiphol Boulevard 255,
1118 BH Schiphol, The Netherlands

Attention: (mogen Hall/Sona Krijger-Dolbakyan, Transaction and Loan Services E-mail: TM.amsterdam-hamburg@dvbbank.com

Tel: +44 207 2564 446 / +31 88 399 7927Fax: +44 207 2564 352 / +31 88 299 8163

Rollover, fees and payments:

DVB Bank SE, Park House, 16-18 Finsbury Circus, London EC2M 7EB, United Kingdom
Attention: Adam Liley, Transaction and Loan Services
E-mail: tls.london@dvbbank.com

Tel: +44 207 2564 390
 Fax: +44 207 2564 352

Norddeutsche Landesbank Girozentrale	USD 15,000,000
Credit matters:

Friedrichswall 10, 30159 Hannover, Germany

Attention: Mrs. Corinna Welke, Shipping &
Aircraft Finance Dept.
E-mail: corinna.welke@web.de

Tel: +49 511 361 6848
 Fax: +49 511 361 4785

Administration matters:

Friedrichswall 10, 30159 Hannover

 Germany

Attention: Mr. Stefan Schulz, Shipping &
Aircraft Finance Dept.

E-mail: stefan.schulz@nordlb.de

Tel: +49 511 361 5584
 Fax: +49 511 361 4785
Rollover, fees and payments:

Friedrichswall 10, 30159 Hannover, Germany

Attention: Mr. Andre Schulz, Shipping &
Aircraft Finance Dept.
E-mail: andre.schulz@nordlb.de

Tel: +49 511 361 5334
 Fax: +49 511 361 4785

Total Commercial Facility loan Commitment: USD 175,000,000

THE ORIGINAL KEXIM GUARANTEED LENDERS
DNB Bank ASA	USD 95,000,000
Dronning Eufemias gate 30,
0191 Oslo,
Norway

P 0 Box 1600 Sentrum Bjorvika
M-14 S, 0021 Oslo, Norway

Attention: Anne-Lise Iversen, Credit Middle
Office and Agency
E-mail: anne-lise.iversen@dnb.no

Tel: + 47 48014249
Fax: + 47 22482894

Credit Suisse AG	USD 30,000,000
Credit matters:

SGTE1 ~~Attn. Ursual Rickli~~ Markus Jakobsson
Uetlibergstr. 231
CH-8045 Zurich

Attention: ~~Ursual Rickli~~ Markus Jakobsson, Export Finance
E-mail: ursula.rickli@credit-suisse.com
markus.jakobsson@credit-suisse.com

Tel: +41 44 333 53 56 /+41 44 333 53 38
Fax: +41 44 333 21 04
Mobile: +41 79 576 1648

Administration matters:

~~SGTE1~~ WGCE5 Attn. ~~Gereon Stelzle~~ Simon Svedhage
Uetlibergstr. 231
CH-8045 Zurich

Attention: ~~Gereon Stelzle~~ Simon Svedhage,
 Export Finance,
Portfolio Administration
E-mail: portfolio.admin@credit-suisse.com

Tel: + 41 44 333 85 36

Fax: +41 44 333 21 04

Rollover, fees and payments:

~~SGTE1 Attn. Attila Baumgartner~~ WGCE6 Azemina Arzic
Uetlibergstr. 231
 CH-8045 Zurich

Attention: ~~Attila Baumgartner~~ Azemina Arzic,
 Export Finance, Client Services
E-mail: cp-exfi.cso@credit-suisse.com

Tel: +41 44 333 63 ~~91~~ 93
 Fax: +41 44 333 79 80

Total Kexim Guaranteed Facility Loan Commitment: USD 125,000,000
KEXIM
The Export—Import Bank of Korea	USD 175,000,000
BIFC 20th floor, Munhyeongeumyung-ro 40,
Nam-gu, Busan 608-828,
Korea

Attention: Mr. Seungheon Baek / Ms. Mibo Ahn, Maritime Project Finance Department E-mail: shbaek@koreaexim.go.kr / miboahn @ koreaexim.go.kr

Tel: +82-51-922-8838 / +82-51-922-8837 Fax: +82-51-922-8849
Mobile: +82-10-8842-3462 / +82-10-8872-2889

Total Kexim Direct Facility Loan Commitment: USD 175,000,000

SCHEDULE 1

THE PARTIES

PART D

THE SERVICING BANKS

Facility Agent	Address for Communication
DNB Bank ASA
Dronning Eufemias gate 30,
0191 Oslo,
Norway

P O Box 1600 Sentrum Bj0rvika
M-14 S, 0021 Oslo, Norway

Attention: Anne-Lise Iversen, Credit
Middle Office and Agency
E-mail: anne-lise.iversen@dnb.no

Tel: + 47 48014249
Fax: + 47 22482894

Security Agent	Address for Communication
DNB Bank ASA
Dronning Eufemias gate 30,
0191 Oslo,
Norway

P 0 Box 1600 Sentrum Bjorvika
M-14 S, 0021 Oslo, Norway

Attention: Anne-Lise Iversen, Credit
Middle Office and Agency
E-mail: anne-lise.iversen@dnb.no

Tel: + 47 48014249
Fax: + 47 22482894

SCHEDULE 2
CONDITIONS PRECEDENT
PART A
 CONDITIONS PRECEDENT TO THE UTILISATION REQUEST
1	Obligors
1.1	Articles of incorporation and Certificate of incorporation (or similar).
1.2	By-laws (or similar) (if applicable).
1.3	Updated Good Standing Certificate.
1.4	A copy of a resolution of the board of directors and shareholders (if applicable) of each Obligor:
(a)	approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;
(b)	authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and
(c)
authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, the Utilisation Request and each Selection Notice) to be signed and/or despatched by it under, or in connection with, the Finance Documents to which it is a party.

1.5
An original of the power of attorney of any Obligor authorising a specified person or persons to execute the Finance Documents to which it is a party (notarised and apostilled if requested by the Facility Agent).

1.6	Passport photocopies for all Directors certified by the legal advisor of the Borrower.
1.7	A Directors/Secretary's Certificate, certifying and attaching the constitutional documents and authorisations referred to in paragraph 1.1-1.5 above and
(a)	certifying that each copy document is correct, complete and in full force and effect as at a the date of this Agreement;
(b)	certifying the identity of its directors, officers and ~~(except for the Parent)~~ shareholder(s); and
(c)	confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on that Obligor to be exceeded.
1.8
A certificate of each Obligor that is incorporated outside the UK (signed by a director) certifying either that (i) it has not delivered particulars of any UK Establishment to the Registrar of Companies as required under the Overseas Regulations or (ii) it has a UK Establishment and specifying the name and registered number under which it is registered with the Registrar of Companies.

2	Finance Documents
2.1	This Agreement duly executed.

2.2	The Fee Letters duly executed.
2.3	The Hedging Agreements, if applicable.
2.4	The Assignment of Hedging Agreements, if applicable.
2.5	The Assignment of Intra-Group Loans, if applicable.
2.6	The Account Security duly executed, together with notices to and acknowledgements from the Account Bank.
2.7
The Shares Security duly executed, together with (if applicable) original share certificates, stock powers, undated directors' letters of resignation and irrevocable proxies or such other deliverables as required by the legal advisers to the Finance Parties.

3	Building Contract
3.1	Copies of the Building Contract and of all documents signed or issued by the Drillship Owner or the Builder (or both of them) under or in connection with such agreement.
3.2
Such documentary evidence as the Facility Agent and its legal advisers may require in relation to the due authorisation and execution by the Drillship Owner of the Building Contract and of all documents to be executed by such party.

4	~~Satisfactory~~ Total Drilling Contract
4.1	A copy of the ~~Satisfactory~~ Total Drilling Contract and of all documents signed or issued under or in connection with it.
4.2	A certificate of an authorised signatory of the Borrower that the ~~Satisfactory~~ Total Drilling Contract is in full force and existence and that there has been no amendments to it.
4.3	A summary of the Total Drilling Contract prepared by legal advisors to the Finance Parties.
4.4
Board resolutions and powers of attorneys evidencing the due authorisation and execution by the Drillship Owner of all documents to be executed by it under or in connection with the ~~Satisfactory~~ Total Drilling Contract.

5	Other Documents and Evidence
5.1	Evidence that any process agent referred to in Clause ~~46.2~~ 48.2 (46.2Service of process), if not an Obligor, has accepted its appointment.
5.2	If relevant, confirmation that any withholding tax will be paid or application to tax authorities is or will be sent.
5.3
A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by any Finance Document or any related document or for the validity and enforceability of any Finance Document and/or related document.

5.4	The Original Financial Statements and a Compliance Certificate.
5.5
To the extent applicable, such evidence as the Facility Agent may require for the Finance Parties to be able to satisfy each of their "know your customer" or similar identification procedures in relation to the transactions contemplated by the Finance Documents, including without limitation a written statement of each Obligor listing the natural persons ultimately and beneficially controlling and/or owning more than 25 per cent. of each of the Obligors.
5.6	Evidence that any fees, costs and expenses then due from the Borrower pursuant to Clause 11 (Fees) and Clause 16 (Costs and Expenses) have been paid or will be paid.
6	Kexim Documents
6.1	A duly executed original of the Kexim Guarantee on terms satisfactory to the Kexim Guarantee Agent and all the Kexim Guaranteed Lenders.
6.2
Evidence that the first advance payment of the Kexim Guarantee Premium in relation to the Kexim Guarantee and any costs and expenses which are then due and payable to Kexim has been paid in accordance with the terms of the Kexim Guarantee.

6.3	A legal opinion of Kim & Chang, Korean legal advisers to the Kexim Guaranteed Lenders, in such form as agreed between that legal adviser and the Kexim Guaranteed Lenders.
7	Legal Opinions
7.1	A legal opinion of Wikborg Rein, legal advisers to the Finance Parties in Norway, in such form as agreed between that legal adviser and the Finance Parties.
7.2	The legal opinions to be delivered under paragraph 4 of Part B of this Schedule 2 (Conditions Precedent) being in agreed form.
7.3	A legal opinion of the legal advisers to the Finance Parties in any other relevant jurisdiction, in such form as agreed between that legal adviser and the Finance Parties.

SCHEDULE 2

CONDITIONS PRECEDENT

PART B

CONDITIONS PRECEDENT TO THE UTILISATION

1	Obligors
1.1	If required, updated Good Standing Certificate for the Obligors.
2	Finance Documents
2.1
The Mortgage duly executed, together with documentary evidence that the Mortgage has been duly registered as a valid first preferred ship mortgage in accordance with the laws of the jurisdiction of the Approved Flag.

2.2	The General Assignment duly executed and perfected.
2.3	The Assignment of ~~Satisfactory~~ Total Drilling Contract duly ~~executed~~ and perfected.
2.4	The Manager's Undertaking.
3	Drillship
3.1	Documentary evidence that the Drillship:
(a)
has been unconditionally delivered by the Builder to, and accepted by, the Drillship Owner under the Building Contract, including but not limited to a copy of the protocol of delivery and acceptance for the Drillship with no material recommendations or adverse notations, and that the full purchase price payable (including the equity payable) and all other sums due to the Builder under the Building Contract, other than the sums to be financed pursuant to the Utilisation have been paid to the Builder;

(b)	is definitively and permanently registered in the name of the Drillship Owner under the Approved Flag;
(c)	is in the absolute and unencumbered ownership of the Drillship Owner save as contemplated by the Finance Documents;
(d)	maintains the Approved Classification with the Approved Classification Society; and
(e)	is insured in accordance with the provisions of this Agreement and all requirements in this Agreement in respect of insurances have been complied with.
3.2
Documents establishing that the Drillship will, as from the Utilisation Date, be managed by the Manager, together with copies of the Manager's Document of Compliance and of the Drillship's Safety Management Certificate (together with any other details of the applicable safety management system which the Facility Agent requires) and of any other documents required under the ISM Code and the ISPS Code in relation to the Drillship including without limitation an ISSC.

3.3	An opinion from an independent insurance consultant acceptable to the Facility Agent on such matters relating to the Insurances as the Facility Agent may require.

3.4
Evidence of the Market Value of the Drillship (based on valuations obtained no earlier than 30 days prior to the Delivery Date), confirming that the Loan is no more than 70 per cent. of the Market Value of the Drillship.

4	Legal Opinions
4.1	A legal opinion of Watson Farley & Williams, London, legal advisers to the Finance Parties in England, in such form as agreed between that legal adviser and the Finance Parties.
4.2	A legal opinion of Watson Farley & Williams LLP, legal advisers to the Finance Parties in the Marshall Islands, in such form as agreed between that legal adviser and the Finance Parties.
4.3	A legal opinion of Watson Farley & Williams, Paris, legal advisers to the Finance Parties in France, in such form as agreed between that legal adviser and the Finance Parties.
4.4	A legal opinion of the legal advisers to the Finance Parties in any other relevant jurisdiction, in such form as agreed between that legal adviser and the Finance Parties.

SCHEDULE 3
REQUESTS
PART A
 UTILISATION REQUEST
From:	Drillship Alonissos Shareholders Inc.
To:	DNB Bank ASA (the Facility Agent)
Dated:	[•]
Dear Sirs
Drillship Alonissos Shareholders Inc. — Facility Agreement dated [e] (the "Agreement")
1
We refer to the agreement. This is the Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2	We wish to utilise the Commercial Facility Loan, Kexim Direct Facility Loan and Kexim Guaranteed Facility Loan:
Proposed Utilisation Date:	[•] (or, if that is not a Business Day, the next Business Day)
Amount (divided pro rata across the Facilities):	[•] or, if less, the Available Facility
Interest Period:	[•]

3
We confirm that each condition specified in clause 4.1 (initial conditions precedent) and clause 4.2 (further conditions precedent) as they relate to the advance to which this utilisation request refers of the Agreement is satisfied on the date of this Utilisation Request.

4	The proceeds of this advance should be credited to [account].
5	This Utilisation Request is irrevocable.
Yours faithfully

[•]

authorised signatory for

Drillship Alonissos Shareholders Inc.

SCHEDULE 3

REQUESTS

PART B

SELECTION NOTICE

From:	Drillship Alonissos Shareholders Inc.
To:	DNB Bank ASA (the Facility Agent)
Dated:	[•]
Dear Sirs
Drillship Alonissos Shareholders Inc. - Facility Agreement dated [•] (the "Agreement")
1	We refer to the Agreement. This is a Selection Notice. Terms defined in the Agreement have the same meaning in this Selection Notice unless given a different meaning in this Selection Notice.
2	We request that the next Interest Period for the [Commercial Facility Loan / Kexim Direct Facility Loan / Kexim Guaranteed Facility Loan] be [0].
3	This Selection Notice is irrevocable.
Yours faithfully
[•]
authorised signatory for
Drillship Alonissos Shareholders Inc.

SCHEDULE 4
FORM OF TRANSFER CERTIFICATE
To:	DNB Bank ASA (the Facility Agent)
From:	[The Existing Lender] (the "Existing Lender") and [The New Lender] (the "New Lender")
Dated:	[•]
Drillship Alonissos Shareholders Inc. — Facility Agreement dated [•] (the "Agreement")
1
We refer to the Agreement. This is a Transfer Certificate. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2	We refer to Clause ~~27.5~~ 28.5 (27.5Procedure for transfer) of the Agreement:
(a)
The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation all of the Existing Lender's rights and obligations under the Agreement and the other Finance Documents which relate to that portion of the Existing Lender's Commitment and participation in the Loan under the Agreement as specified in the Schedule in accordance with Clause ~~27.5~~ 28.5 (27.5Procedure for transfer) of the Agreement, subject to a fee of USD 5,000 payable to the Facility Agent (for its own account).

(b)	The proposed Transfer Date is [•].
(c)	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause ~~36.2~~ 37.2 (36.2Addresses) of the Agreement are set out in the Schedule.
3
The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause ~~27.4~~ 28.4 (27.4Limitation of responsibility of Existing Lenders) of the Agreement.

4	To the extent that this Transfer Certificate constitutes a novation under English law, then for the purpose of the Assignment of ~~Satisfactory~~ Total Drilling Contract governed by French law:
(a)	the novation created by this Transfer Certificate constitutes a novation as described by article 1271 of the French Civil Code (Code Civil); and
(b)
all security interests constituted under the Assignment of ~~Satisfactory~~ Total Drilling Contract creating security in rem (sOretes reelles) and securing the rights and obligations hereby transferred from the Existing Lender to the New Lender shall be reserved, in accordance with article 1278 of the French civil code (Code civil), to the benefit of such New Lender and shall remain in full force and effect.

For the purpose of the Assignment of ~~Satisfactory~~ Total Drilling Contract, this paragraph 4 shall be governed by French law.
5	This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.
6	Subject to paragraph 4 above, this Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.

7	This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.
Note: The execution of this Transfer Certificate may not transfer a proportionate share of the Existing Lender's interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender's Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

THE SCHEDULE

Commitment/rights and obligations to be transferred

[insert relevant details]

[Facility Office address, fax number and attention details

for notices and account details for payments.]

[Existing Lender]	[New Lender]

By: [•]	By: [•]

This Transfer Certificate is accepted by the Facility Agent and the Transfer Date is confirmed as [•].

[Facility Agent]

By:  [•]

[Borrower]

By: [•]

SCHEDULE 5
FORM OF ASSIGNMENT AGREEMENT
To:	DNB Bank ASA (the Facility Agent) and Drillship Alonissos Shareholders Inc. as Borrower, for and on behalf of each Obligor
From:	[the Existing Lender] (the "Existing Lender") and [the New Lender] (the "New Lender")
Dated:	[•]
Drillship Alonissos Shareholders Inc. - Facility Agreement dated [•] (the "Agreement")
1
We refer to the Agreement. This is an Assignment Agreement. Terms defined in the Agreement have the same meaning in this Assignment Agreement unless given a different meaning in this Assignment Agreement.

2          We refer to Clause ~~27.6~~ 28.6 (27.6Procedure for assignment):
(a)
The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Agreement, the other Finance Documents and in respect of the Transaction Security which correspond to that portion of the Existing Lender's Commitment and participations in the Loan under the Agreement as specified in the Schedule, subject to a fee of USD 5,000 payable to the Facility Agent (for its own account).

(b)
The Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender's Commitments and participations in the Loan under the Agreement specified in the Schedule.

(c)	The New Lender becomes a Party as a Lender and is bound by obligations equivalent to those from which the Existing Lender is released under paragraph (b) above.
3          The proposed Transfer Date is [•].
4          On the Transfer Date the New Lender becomes Party to the Finance Documents as a Lender.
5	The Facility Office and address, fax, number and attention details for notices of the New Lender for the purposes of Clause 3~~6.2~~ 37.2 (36.2Addresses) are set out in the Schedule.
6	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause ~~27.4~~ 28.4 (27.4Limitation of responsibility of Existing Lenders).
7
This Assignment Agreement acts as notice to the Facility Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause ~~27.7~~ 28.7 (27.7Copy of Transfer Certificate or Assignment Agreement to Borrower), to the Borrower (on behalf of each Obligor) of the assignment referred to in this Assignment Agreement.

8
To the extent that this Assignment Agreement constitutes an assignment of rights and obligations under English law, then for the purpose the Assignment of ~~Satisfactory~~ Total Drilling Contract, the assignment created by this Assignment Agreement constitutes an assignment as described by article 1689 and seq. of the French Civil Code (Code civil). All security interests constituted under the Assignment of ~~Satisfactory~~ Total Drilling Contract will be perfectly assigned to the New Lender upon receipt by the Borrower of this Assignment Agreement. For the purpose of the Assignment of ~~Satisfactory~~ Total Drilling Contract, this paragraph 8 shall be governed by French law.

9	This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement.
10	Subject to paragraph 8 above, this Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.
11	This Assignment Agreement has been entered into on the date stated at the beginning of this Assignment Agreement.
Note: The execution of this Assignment Agreement may not transfer a proportionate share of the Existing Lender's interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender's Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.
THE SCHEDULE
Commitment rights and obligations to be transferred by assignment, release and accession
[insert relevant details]
[Facility office address, fax number and attention details for notices and account details for payments]
[Existing Lender]	[New Lender]
By:	By:
This Assignment Agreement is accepted by the Facility Agent and the Transfer Date is confirmed as [•].
Signature of this Assignment Agreement by the Facility Agent constitutes confirmation by the Facility Agent of receipt of notice of the assignment referred to herein, which notice the Facility Agent receives on behalf of each Finance Party.
[Facility Agent]
By:
[Borrower]
By: [•]

SCHEDULE 6
FORM OF COMPLIANCE CERTIFICATE
To:	DNB Bank ASA (the Facility Agent)
From:	~~Ocean Rig UDW Inc. (as Parent and Guarantor) and~~ Drillship Alonissos Shareholders Inc. (as Borrower)
Dated:	[•] [To be delivered no later than 120/ 60 days after each reporting date]
Dear Sirs
Drillship Alonissos Shareholders Inc. — Facility Agreement dated [•] (the "Agreement")
We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.
We confirm that as at [•] [insert relevant reporting date]:
1	Minimum credit balance on Retention Account, Clause 20.2
The credit balance on the Retention Account was [       ], while the minimum required credit balance on the Retention Account is USD 5,000,000.
2	[~~1~~Borrower's Minimum Cash and Cash Equivalents, Clause ~~20.1~~ 21.2
The Cash and Cash Equivalents of the Borrower was [      ], while the minimum Cash and Cash Equivalents required for the Borrower is USD ~~[10,000,000/15,000,0000/ 20,000,000]~~ 20,000,000.
3	~~2~~Borrower's Equity Ratio, Clause ~~20.2~~ 21.3
The Equity Ratio of the Borrower was [     ] while the minimum Equity Ratio shall not be less than ~~[25/30/35]~~ 35 per cent.
4	~~3~~Borrower's Current Ratio, Clause ~~20.3~~ 21.4
The Current Ratio of the Borrower was [    ] while the Current Ratio shall be greater than 1:1.
5	~~4~~Borrower's Debt Service Cover Ratio, Clause ~~20.4~~ 21.5
6
The ratio of the Borrower's EBITDA to the aggregate of the Borrower's consolidated interest expenses and Repayment Instalments was [      ], while the Borrower's EBITDA to the aggregate of the Borrower's consolidated interest expenses and Repayment Instalments shall not be less than 1.25:1.]

~~5.~~	~~Group's Leverage Ratio, Clause 20.5~~
~~The Leverage Ratio of the Group was [                       ] while the Leverage Ratio shall not exceed 5.5:1.~~
~~6.~~	~~Group's Interest Cover Ratio, Clause 0~~

~~The Interest Cover Ratio of the Group was [                          ] while the Interest Cover Ratio shall be minimum 2.0:1.~~
~~7.~~	~~Group's Current Ratio, Clause 0~~
~~The Interest Cover Ratio of the Group was [                          ] while the Interest Cover Ratio shall be greater than 1:1.~~
~~8.~~	~~Group's Equity Ratio, Clause 0~~
~~The Interest Cover Ratio of the Group was [                          ] while the Interest Cover Ratio shall not be less than 30 per cent.~~
~~9.~~	~~Market Value, Clause 25.3~~
~~The Market Value of the Drillship is attached as Appendix I hereto while the minimum Market Value shall not be less than [              ] per cent. of the Loan.~~
7	~~10~~No Default
We confirm that, as of the date hereof (i) each of the representations and warranties set out in Clause 18 (Representations) of the Agreement is true and correct, and (ii) no event or circumstances has occurred and is continuing which constitute or may constitute a Default and/or an Event of Default.
Yours sincerely
for and on behalf of

~~OCEAN RIG UDW INC.~~

~~By: ___________________________~~

~~Name:~~

~~Title: [authorised officer]~~

~~By: ____________________________~~

~~Name:~~

~~Title: [authorised officer]~~

DRILLSHIP ALONISSOS SHAREHOLDERS INC.

Name:

Title: [authorised officer]

By: ____________________________

Name:

Title: [authorised officer]

SCHEDULE 7
FORM OF ACCESSION LETTER
To:          DNB Bank ASA (the Facility Agent)

From:          Drillship Alonissos Shareholders Inc.

[•] as Additional Guarantor Dated: [•]
Dear Sirs
Drillship Alonissos Shareholders Inc. — Facility Agreement dated [•] (the "Agreement")
We refer to the Agreement. This is an Accession Letter. Terms defined in the Agreement have the same meaning when used in this Accession Letter unless given a different meaning in this Accession Letter.
1
[•], a company duly incorporated under the laws of [•], agrees to become an Additional Guarantor and to be bound by the terms of the Agreement as an Additional Guarantor pursuant to Clause ~~21.11~~ 22.11 (New Guarantors) of the Agreement and provide such Security as required thereunder.

2	This Accession Letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Accession Letter.
3	This Accession Letter and any non-contractual obligations arising out of or in connection with it are governed by English law.
Yours faithfully

[•]

authorised signatory for
Drillship Alonissos Shareholders Inc. (as Borrower)
[•]
authorised signatory for
[•] (as Additional Guarantor)
This Accession Letter is accepted by the Facility Agent

[•]

authorised signatory for
DNB Bank ASA

EXECUTION VERSION

SCHEDULE 8
REPAYMENTS

REPAYMENTS

KEXIM Facilities (MUSD)

Monthly from 22.08.2016/ Instalment No	Repayment Date	KEXIM Direct Facility Repayment Amount	Cash Sweep	KEXIM Direct Facility O/S
Prepayment	22/08/2016	46,052,631.58		106,427,631.27
6	06/09/2016	3,546,052.63		102,881,578.64
7	05/10/2016	1,182,017.54	Ref. Cl. 7.6 and 19.5	101,699,561.10
8	07/11/2016	1,182,017.54	-	100,517,543.56
9	05/12/2016	1,182,017.54	-	99,335,526.02
10	05/01/2017	1,182,017.54	-	98,153,508.48
11	06/02/2017	1,182,017.54	-	96,971,490.94
12	06/03/2017	1,182,017.54	-	95,789,473.40
13	05/04/2017	1,182,017.54	-	94,607,455.86
14	05/05/2017	1,182,017.54	-	93,425,438.32
15	05/06/2017	1,182,017.54	-	92,243,420.78
16	05/07/2017	1,182,017.54	-	91,061,403.24
17	07/08/2017	1,182,017.54	-	89,879,385.70
18	05/09/2017	1,182,017.54	-	88,697,368.16
19	05/10/2017	1,182,017.54	-	87,515,350.62
20	06/11/2017	1,182,017.54	-	86,333,333.08
21	05/12/2017	1,182,017.54	-	85,151,315.54
22	05/01/2018	1,182,017.54	-	83,969,298.00
23	05/02/2018	1,182,017.54	-	82,787,280.46
24	05/03/2018	1,182,017.54	-	81,605,262.92
25	05/04/2018	1,182,017.54	-	80,423,245.38
26	07/05/2018	1,182,017.54	-	79,241,227.84
27	05/06/2018	1,182,017.54	-	78,059,210.30
28	05/07/2018	1,182,017.54	-	76,877,192.76
29	06/08/2018	1,182,017.54	-	75,695,175.22
30	05/09/2018	1,182,017.54	-	74,513,157.68
31	05/10/2018	1,182,017.54	-	73,331,140.14
32	05/11/2018	1,182,017.54	-	72,149,122.60
33	05/12/2018	1,182,017.54	-	70,967,105.06
34	07/01/2019	1,182,017.54	-	69,785,087.52
35	05/02/2019	1,182,017.54	-	68,603,069.98
36	05/03/2019	1,182,017.54	-	67,421,052.44
37	05/04/2019	1,182,017.54	-	66,239,034.90
38	06/05/2019	1,182,017.54	-	65,057,017.36
39	05/06/2019	1,182,017.54	-	63,874,999.82
40	05/07/2019	1,182,017.54	-	62,692,982.28
41	05/08/2019	1,182,017.54	-	61,510,964.74
42	05/09/2019	1,182,017.54	-	60,328,947.20
43	07/10/2019	1,182,017.54	-	59,146,929.66
44	05/11/2019	1,182,017.54	-	57,964,912.12
45	05/12/2019	1,182,017.54	-	56,782,894.58
46	06/01/2020	1,182,017.54	-	55,600,877.04
47	05/02/2020	1,182,017.54	-	54,418,859.50
48	05/03/2020	1,182,017.54	-	53,236,841.96

Monthly from 21.08.2016/ Instalment No	Repayment Date	KEXIM Guaranteed Facility Repayment Amount	Cash Sweep	KEXIM Guaranteed Facility O/S	KEXIM Facilities Repayment Amt	KEXIM Facilities Loan Outstanding
Repayment	22/08/2016	32,894,736.85		76,019,736.50	78,947,368.43	182,447,367.77
6	06/09/2016	2,532,894.73		73,486,841.77	6,078,947.36	176,368,420.41
7	05/10/2016	844,298.11	Ref. Cl. 7.6 and 19.5	72,642,543.66	2,026,315.65	174,342,104.76
8	07/11/2016	844,298.11	-	71,798,245.55	2,026,315.65	172,315,789.11
9	05/12/2016	844,298.11	-	70,953,947.44	2,026,315.65	170,289,473.46
10	05/01/2017	844,298.11	-	70,109,649.33	2,026,315.65	168,263,157.81
11	06/02/2017	844,298.11	-	69,265,351.22	2,026,315.65	166,236,842.16
12	06/03/2017	844,298.11	-	68,421,053.11	2,026,315.65	164,210,526.51
13	05/04/2017	844,298.11	-	67,576,755.00	2,026,315.65	162,184,210.86
14	05/05/2017	844,298.11	-	66,732,456.89	2,026,315.65	160,157,895.21
15	05/06/2017	844,298.11	-	65,888,158.78	2,026,315.65	158,131,579.56
16	05/07/2017	844,298.11	-	65,043,860.67	2,026,315.65	156,105,263.91
17	07/08/2017	844,298.11	-	64,199,562.56	2,026,315.65	154,078,948.26
18	05/09/2017	844,298.11	-	63,355,264.45	2,026,315.65	152,052,632.61
19	05/10/2017	844,298.11	-	62,510,966.34	2,026,315.65	150,026,316.96
20	06/11/2017	844,298.11	-	61,666,668.23	2,026,315.65	148,000,001.31
21	05/12/2017	844,298.11	-	60,822,370.12	2,026,315.65	145,973,685.66
22	05/01/2018	844,298.11	-	59,978,072.01	2,026,315.65	143,947,370.01
23	05/02/2018	844,298.11	-	59,133,773.90	2,026,315.65	141,921,054.36
24	05/03/2018	844,298.11	-	58,289,475.79	2,026,315.65	139,894,738.71
25	05/04/2018	844,298.11	-	57,445,177.68	2,026,315.65	137,868,423.06
26	07/05/2018	844,298.11	-	56,600,879.57	2,026,315.65	135,842,107.41
27	05/06/2018	844,298.11	-	55,756,581.46	2,026,315.65	133,815,791.76
28	05/07/2018	844,298.11	-	54,912,283.35	2,026,315.65	131,789,476.11
29	06/08/2018	844,298.11	-	54,067,985.24	2,026,315.65	129,763,160.46
30	05/09/2018	844,298.11	-	53,223,687.13	2,026,315.65	127,736,844.81
31	05/10/2018	844,298.11	-	52,379,389.02	2,026,315.65	125,710,529.16
32	05/11/2018	844,298.11	-	51,535,090.91	2,026,315.65	123,684,213.51
33	05/12/2018	844,298.11	-	50,690,792.80	2,026,315.65	121,657,897.86
34	07/01/2019	844,298.11	-	49,846,494.69	2,026,315.65	119,631,582.21
35	05/02/2019	844,298.11	-	49,002,196.58	2,026,315.65	117,605,266.56
36	05/03/2019	844,298.11	-	48,157,898.47	2,026,315.65	115,578,950.91
37	05/04/2019	844,298.11	-	47,313,600.36	2,026,315.65	113,552,635.26
38	06/05/2019	844,298.11	-	46,469,302.25	2,026,315.65	111,526,319.61
39	05/06/2019	844,298.11	-	45,625,004.14	2,026,315.65	109,500,003.96
40	05/07/2019	844,298.11	-	44,780,706.03	2,026,315.65	107,473,688.31
41	05/08/2019	844,298.11	-	43,936,407.92	2,026,315.65	105,447,372.66
42	05/09/2019	844,298.11	-	43,092,109.81	2,026,315.65	103,421,057.01
43	07/10/2019	844,298.11	-	42,247,811.70	2,026,315.65	101,394,741.36
44	05/11/2019	844,298.11	-	41,403,513.59	2,026,315.65	99,368,425.71
45	05/12/2019	844,298.11	-	40,559,215.48	2,026,315.65	97,342,110.06
46	06/01/2020	844,298.11	-	39,714,917.37	2,026,315.65	95,315,794.41
47	05/02/2020	844,298.11	-	38,870,619.26	2,026,315.65	93,289,478.76
48	05/03/2020	844,298.11	-	38,026,321.15	2,026,315.65	91,263,163.11

Commercial Facility (MUSD)						Total O/S (MUSD)
Monthly from 21.08.2016/ Instalment No	Repayment Date	Repayment Amt	Cash Sweep	Commercial Facility Balloon	Commercial Facility outstanding	Including Commercial Facility Balloon
Prepayment	22/08/2016	46,052,631.58			105,921,178.33	288,368,546.09
6	06/09/2016	3,647,343.22			102,273,835.11	278,642,255.51
7	05/10/2016	1,215,781.07	Ref. Cl. 7.6 and 19.5		101,058,054.04	275,400,158.79
8	07/11/2016	1,215,781.07	-		99,842,272.97	272,158,062.07
9	05/12/2016	1,215,781.07	-		98,626,491.90	268,915,965.35
10	05/01/2017	1,215,781.07	-		97,410,710.83	265,673,868.63
11	06/02/2017	1,215,781.07	-		96,194,929.76	262,431,771.91
12	06/03/2017	1,215,781.07	-		94,979,148.69	259,189,675.19
13	05/04/2017	1,215,781.07	-		93,763,367.62	255,947,578.47
14	05/05/2017	1,215,781.07	-		92,547,586.55	252,705,481.75
15	05/06/2017	1,215,781.07	-		91,331,805.48	249,463,385.03
16	05/07/2017	1,215,781.07	-		90,116,024.41	246,221,288.31
17	07/08/2017	1,215,781.07	-		88,900,243.34	242,979,191.59
18	05/09/2017	1,215,781.07	-		87,684,462.27	239,737,094.87
19	05/10/2017	1,215,781.07	-		86,468,681.20	236,494,998.15
20	06/11/2017	1,215,781.07	-		85,252,900.13	233,252,901.43
21	05/12/2017	1,215,781.07	-		84,037,119.06	230,010,804.71
22	05/01/2018	1,215,781.07	-		82,821,337.99	226,768,707.99
23	05/02/2018	1,215,781.07	-		81,605,556.92	223,526,611.27
24	05/03/2018	1,215,781.07	-		80,389,775.85	220,284,514.55
25	05/04/2018	1,215,781.07	-		79,173,994.78	217,042,417.83
26	07/05/2018	1,215,781.07	-		77,958,213.71	213,800,321.11
27	05/06/2018	1,215,781.07	-		76,742,432.64	210,558,224.39
28	05/07/2018	1,215,781.07	-		75,526,651.57	207,316,127.67
29	06/08/2018	1,215,781.07	-		74,310,870.50	204,074,030.95
30	05/09/2018	1,215,781.07	-		73,095,089.43	200,831,934.23
31	05/10/2018	1,215,781.07	-		71,879,308.36	197,589,837.51
32	05/11/2018	1,215,781.07	-		70,663,527.29	194,347,740.79
33	05/12/2018	1,215,781.07	-		69,447,746.22	191,105,644.07
34	07/01/2019	1,215,781.07	-		68,231,965.15	187,863,547.35
35	05/02/2019	1,215,781.07	-		67,016,184.08	184,621,450.63
36	05/03/2019	1,215,781.07	-		65,800,403.01	181,379,353.91
37	05/04/2019	1,215,781.07	-		64,584,621.94	178,137,257.19
38	06/05/2019	1,215,781.07	-		63,368,840.87	174,895,160.47
39	05/06/2019	1,215,781.07	-		62,153,059.80	171,653,063.75
40	05/07/2019	1,215,781.07	-		60,937,278.73	168,410,967.03
41	05/08/2019	1,215,781.07	-		59,721,497.66	165,168,870.31
42	05/09/2019	1,215,781.07	-		58,505,716.59	161,926,773.59
43	07/10/2019	1,215,781.07	-		57,289,935.52	158,684,676.87
44	05/11/2019	1,215,781.07	-		56,074,154.45	155,442,580.15
45	05/12/2019	1,215,781.07	-		54,858,373.38	152,200,483.43
46	06/01/2020	1,215,781.07	-		53,642,592.31	148,958,386.71
47	05/02/2020	1,215,781.07	-		52,426,811.24	145,716,289.99
48	05/03/2020	1,215,781.07	-	51,211,030.17	0.00	142,474,193.27

KEXIM Facilities (MUSD)											
Monthly from 22.08.2016/ Instalment No	Repayment Date	KEXIM Direct Facility Repayment Amount	Cash Sweep	KEXIM Direct Facility O/S	Monthly from 21.08.2016/ Instalment No	Repayment Date	KEXIM Guaranteed Facility Repayment Amount	Cash Sweep	KEXIM Guaranteed Facility O/S	KEXIM Facilities Repayment Amt	KEXIM Facilities Loan Outstanding
50	05/05/2020	1,182,017.54	-	50,872,806.88	50	05/05/2020	844,298.11	-	36,337,724.93	2,026,315.65	87,210,531.81
51	05/06/2020	1,182,017.54	-	49,690,789.34	51	05/06/2020	844,298.11	-	35,493,426.82	2,026,315.65	85,184,216.16
52	06/07/2020	1,182,017.54	-	48,508,771.80	52	06/07/2020	844,298.11	-	34,649,128.71	2,026,315.65	83,157,900.51
53	05/08/2020	1,182,017.54	-	47,326,754.26	53	05/08/2020	844,298.11	-	33,804,830.60	2,026,315.65	81,131,584.86
54	08/09/2020	1,182,017.54	-	46,144,736.72	54	08/09/2020	844,298.11	-	32,960,532.49	2,026,315.65	79,105,269.21
55	05/10/2020	1,182,017.54	-	44,962,719.18	55	05/10/2020	844,298.11	-	32,116,234.38	2,026,315.65	77,078,953.56
56	05/11/2020	1,182,017.54	-	43,780,701.64	56	05/11/2020	844,298.11	-	31,271,936.27	2,026,315.65	75,052,637.91
57	07/12/2020	1,182,017.54	-	42,598,684.10	57	07/12/2020	844,298.11	-	30,427,638.16	2,026,315.65	73,026,322.26
58	05/01/2021	1,182,017.54	-	41,416,666.56	58	05/01/2021	844,298.11	-	29,583,340.05	2,026,315.65	71,000,006.61
59	05/02/2021	1,182,017.54	-	40,234,649.02	59	05/02/2021	844,298.11	-	28,739,041.94	2,026,315.65	68,973,690.96
60	05/03/2021	1,182,017.54	-	39,052,631.48	60	05/03/2021	844,298.11	-	27,894,743.83	2,026,315.65	66,947,375.31
61	05/04/2021	1,182,017.54	-	37,870,613.94	61	05/04/2021	844,298.11	-	27,050,445.72	2,026,315.65	64,921,059.66
62	05/05/2021	1,182,017.54	-	36,688,596.40	62	05/05/2021	844,298.11	-	26,206,147.61	2,026,315.65	62,894,744.01
63	07/06/2021	1,182,017.54	-	35,506,578.86	63	07/06/2021	844,298.11	-	25,361,849.50	2,026,315.65	60,868,428.36
64	06/07/2021	1,182,017.54	-	34,324,561.32	64	06/07/2021	844,298.11	-	24,517,551.39	2,026,315.65	58,842,112.71
65	05/08/2021	1,182,017.54	-	33,142,543.78	65	05/08/2021	844,298.11	-	23,673,253.28	2,026,315.65	56,815,797.06
66	07/09/2021	1,182,017.54	-	31,960,526.24	66	07/09/2021	844,298.11	-	22,828,955.17	2,026,315.65	54,789,481.41
67	05/10/2021	1,182,017.54	-	30,778,508.70	67	05/10/2021	844,298.11	-	21,984,657.06	2,026,315.65	52,763,165.76
68	05/10/2021	1,182,017.54	-	29,596,491.16	68	05/10/2021	844,298.11	-	21,140,358.95	2,026,315.65	50,736,850.11
69	06/12/2021	1,182,017.54	-	28,414,473.62	69	06/12/2021	844,298.11	-	20,296,060.84	2,026,315.65	48,710,534.46
70	05/01/2022	1,182,017.54	-	27,232,456.08	70	05/01/2022	844,298.11	-	19,451,762.73	2,026,315.65	46,684,218.81
71	07/02/2022	1,182,017.54	-	26,050,438.54	71	07/02/2022	844,298.11	-	18,607,464.62	2,026,315.65	44,657,903.16
72	07/03/2022	1,182,017.54	-	24,868,421.00	72	07/03/2022	844,298.11	-	17,763,166.51	2,026,315.65	42,631,587.51
73	05/04/2022	1,182,017.54	-	23,686,403.46	73	05/04/2022	844,298.11	-	16,918,868.40	2,026,315.65	40,605,271.86
74	05/05/2022	1,182,017.54	-	22,504,385.92	74	05/05/2022	844,298.11	-	16,074,570.29	2,026,315.65	38,578,956.21
75	06/06/2022	1,182,017.54	-	21,322,368.38	75	06/06/2022	844,298.11	-	15,230,272.18	2,026,315.65	36,552,640.56
76	05/07/2022	1,182,017.54	-	20,140,350.84	76	05/07/2022	844,298.11	-	14,385,974.07	2,026,315.65	34,526,324.91
77	05/08/2022	1,182,017.54	-	18,958,333.30	77	05/08/2022	844,298.11	-	13,541,675.96	2,026,315.65	32,500,009.26
78	06/09/2022	1,182,017.54	-	17,776,315.76	78	06/09/2022	844,298.11	-	12,697,377.85	2,026,315.65	30,473,693.61
79	05/10/2022	1,182,017.54	-	16,594,298.22	79	05/10/2022	844,298.11	-	11,853,079.74	2,026,315.65	28,447,377.96
80	07/11/2022	1,182,017.54	-	15,412,280.68	80	07/11/2022	844,298.11	-	11,008,781.63	2,026,315.65	26,421,062.31
81	05/12/2022	1,182,017.54	-	14,230,263.14	81	05/12/2022	844,298.11	-	10,164,483.52	2,026,315.65	24,394,746.66
82	05/01/2023	1,182,017.54	-	13,048,245.60	82	05/01/2023	844,298.11	-	9,320,185.41	2,026,315.65	22,368,431.01
83	06/02/2023	1,182,017.54	-	11,866,228.06	83	06/02/2023	844,298.11	-	8,475,887.30	2,026,315.65	20,342,115.36
84	06/03/2023	1,182,017.54	-	10,684,210.52	84	06/03/2023	844,298.11	-	7,631,589.19	2,026,315.65	18,315,799.71
85	05/04/2023	1,182,017.54	-	9,502,192.98	85	05/04/2023	844,298.11	-	6,787,291.08	2,026,315.65	16,289,484.06
86	05/05/2023	1,182,017.54	-	8,320,175.44	86	05/05/2023	844,298.11	-	5,942,992.97	2,026,315.65	14,263,168.41
87	05/06/2023	1,182,017.54	-	7,138,157.90	87	05/06/2023	844,298.11	-	5,098,694.86	2,026,315.65	12,236,852.76
88	05/07/2023	1,182,017.54	-	5,956,140.36	88	05/07/2023	844,298.11	-	4,254,396.75	2,026,315.65	10,210,537.11
89	07/08/2023	1,182,017.54	-	4,774,122.82	89	07/08/2023	844,298.11	-	3,410,098.64	2,026,315.65	8,184,221.46
90	05/09/2023	1,182,017.54	-	3,592,105.28	90	05/09/2023	844,298.11	-	2,565,800.53	2,026,315.65	6,157,905.81
91	05/10/2023	1,182,017.54	-	2,410,087.74	91	05/10/2023	844,298.11	-	1,721,502.42	2,026,315.65	4,131,590.16
92	06/11/2023	1,182,017.54	-	1,228,070.20	92	06/11/2023	844,298.11	-	877,204.31	2,026,315.65	2,105,274.51
93	05/12/2023	1,182,017.54	-	46,052.66	93	06/12/2023	844,298.11	-	32,906.20	2,026,315.65	78,958.86
94	05/01/2024	46,052.66	-	–	94	06/01/2024	32,906.20	-	–	78,958.86	–
95	05/02/2024	–		–	95	05/02/2024	–		–	–	–
96	05/03/2024	–		–	96	05/03/2024	–		–	–	–
97	05/04/2024	–	Prepaid on 30 Aug 2016	–	97	05/04/2024	–	Prepaid on 30 Aug 2016	–	–	–
116	08/09/2026	–		–	116	08/09/2026	–		–	–	–
117	07/12/2026	–		–	117	07/12/2026	–		–	–	–
118	05/03/2027	–		–	118	05/03/2027	–		–	–	–

Commercial Facility (MUSD)					
Monthly from 21.08.2016/ Instalment No	Repayment Date	Repayment Amt	Cash Sweep	Commercial Facility Balloon	Commercial Facility outstanding

Total O/S (MUSD)
Including Commercial Facility Balloon

SCHEDULE 9
FORM OF PREPAYMENT/ CANCELLATION NOTICE
From: Drillship Alonissos Shareholders Inc.
To:          DNB Bank ASA (the Facility Agent)
Dated: [S]
Dear Sirs

Drillship Alonissos Shareholders Inc. — Facility Agreement dated [0] (the "Agreement")

1
We refer to the Agreement. This is a [Prepayment][Cancellation] Notice. Terms defined in the Agreement have the same meaning in this [Prepayment][Cancellation] Notice unless given a different meaning in this [Prepayment][Cancellation] Notice.

2	[We wish to [prepay the whole Loan] [make a prepayment under the [Loan] [Commercial Facility Loan / Kexim Direct Facility Loan / Kexim Guaranteed Facility Loan]]:

Proposed Prepayment Date:	[•] (or, if that is not a Business Day, the next Business Day)

Amount:	[•]

3
[We wish to cancel [the Total Commitments] [unutilised amounts available under the [Commercial Facility Loan / Kexim Direct Facility Loan / Kexim Guaranteed Facility Loan] in an amount of [•] (in relation to any voluntary cancellation being an amount of minimum USD 10,000,000)].

4          This [Prepayment][Cancellation] Notice is irrevocable.

Yours faithfully

[•]

authorised signatory for
Drillship Alonissos Shareholders Inc.

SCHEDULE 10

TIMETABLES

Delivery of a duly completed Utilisation Request (Clause 5.1 (Delivery of the Utilisation Request))
Three Business Days before the intended Utilisation Date (Clause 5.1 (Delivery of the Utilisation Request)) or, if funds are to be pre-positioned with the Builder's bank in accordance with Clause 5.8 (Prepositioning of funds), three Business Days before the intended day of such pre-positioning of funds.

Delivery of a duly completed Selection Notice (Clause 9.1 (Selection of Interest Periods))	Three Business Days before the expiry of the preceding Interest Period (Clause 9.1 (Selection of Interest Periods))
Facility Agent notifies the Lenders of the Advance in accordance with Clause 5.4 (Lenders' participation)
Three Business Days before the intended Utilisation Date or, if funds are to be pre-positioned with the Builder's bank in accordance with Clause 5.8 (Prepositioning of funds), three Business Days before the intended day of such pre-positioning of funds.

LIBOR is fixed	Quotation Day as of 11:00 am London time

SCHEDULE 11

 CORPORATE STRUCTURE

Ocean Rig Apollo Corporate Structure

EXECUTION PAGES

BORROWER

SIGNED by	)
duly authorised	)
for and on behalf of	)
DRILLSHIP ALONISSOS SHAREHOLDERS INC.	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
)
Witness' address:	)
)

)

~~GUARANTOR and PARENT~~

~~SIGNED by~~	~~)~~
~~duly authorised~~	~~)~~
~~for and on behalf of~~	~~)~~
~~OCEAN RIG UDW INC.~~	~~)~~
~~in the presence of:~~	~~)~~

~~Witness' signature:~~	~~)~~
~~Witness' name:~~	~~)~~
~~)~~
~~Witness' address:~~	~~)~~

)

GUARANTOR and DRILLSHIP OWNER

SIGNED by Dimitrios Glynos	)
duly authorised	)
for and on behalf of	)
DRILLSHIP ALONISSOS OWNERS INC.	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
)
Witness' address:	)
)
)

COMMERCIAL LENDERS

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
CREDIT SUISSE AG	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
DVB BANK SE (AMSTERDAM BRANCH))
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
NORDDEUTSCHE LANDESBANK GIROZENTRALE	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

KEXIM GUARANTEED LENDERS

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
CREDIT SUISSE AG	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

KEXIM

SIGNED by	)
duly authorised	)
for and on behalf of	)
THE EXPORT-IMPORT BANK OF KOREA	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

MANDATED LEAD ARRANGERS

SIGNED by	)
duly authorised	)
for and on behalf of	)
DND BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
DVB BANK SE (AMSTERDAM BRANCH))
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

HEDGE COUNTERPARTIES

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK SE (AMSTERDAM BRANCH))
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

KEXIM GUARANTEE AGENT

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

FACILITY AGENT

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

SECURITY AGENT

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

EXECUTION VERSION

Dated 13 February 2015
USD 475,000,000 TERM LOAN FACILITIES
for
Dated 13 February 2015
USD 475,000,000 TERM LOAN FACILITIES
for
DRILLSHIP ALONISSOS SHAREHOLDERS INC.
 as Borrower
DRILLSHIP ALONISSOS OWNERS INC.
 as Drillship Owner and Guarantor
with
DNB BANK ASA and DVB BANK SE (AMSTERDAM BRANCH)
 as Mandated Lead Arrangers
THE BANKS AND FINANCIAL INSTITUTIONS NAMED THEREIN
 as Hedge Counterparties
THE BANKS AND FINANCIAL INSTITUTIONS NAMED THEREIN
 as Lenders under the Commercial Facility
THE BANKS AND FINANCIAL INSTITUTIONS NAMED THEREIN
 as Lenders under the Kexim Guaranteed Facility
THE EXPORT-IMPORT BANK OF KOREA
 as Lender under the Kexim Direct Facility
DNB BANK ASA
as Kexim Guarantee Agent
DNB BANK ASA
as Bookrunner and Coordinator
and
DNB BANK ASA
Facility Agent and Security Agent
FACILITIES AGREEMENT
relating to the financing of the "OCEAN RIG APOLLO"
and amended and restated by an Amending and Restating Agreement dated 31 August 2016

Clause	Index	Page

	Section 1 Interpretation	3
1	Definitions and Interpretation	3
	Section 2 The Facilities	28
2	The Facilities	28
3	Purpose	28
4	Conditions of Utilisation	29
	Section 3 Utilisation	30
5	Utilisation
	Section 4 Repayment, Prepayment and Cancellation	32
6	Repayment	32
7	Prepayment and Cancellation	33
	Section 5 Costs of Utilisation	36
8	Interest	36
9	Interest Periods	39
10	Changes to the Calculation of Interest	39
11	Fees	40
	Section 6 Additional Payment Obligations	42
12	Tax Gross Up and Indemnities	42
13	Increased Costs	46
14	Other Indemnities	47
15	Mitigation by the Lenders	50
16	Costs and Expenses	50
	Section 7 Guarantee	52
17	Guarantee and Indemnity	52
	Section 8 Representations, Undertakings and Events of Default	55
18	Representations	55
19	Information Undertakings	61
20	Financial Covenants	64
21	Financial covenants after the Interim Maturity Date	64
22	General Undertakings	65
23	Insurance Undertakings	72
24	Drillship Undertakings	76
25	Security Cover after the Interim Maturity Date	81
26	Accounts and Application of Earnings and other amounts	82
27	Events of Default	85
	Section 9 Changes to Parties	90
28	Changes to the Lenders	90
29	Changes to the Obligors	95
	Section 10 The Finance Parties	96
30	The Facility Agent and the Mandated Lead Arrangers	96
31	The Security Agent	105
32	Kexim Guarantee Agent	118
33	Conduct of Business by the Finance Parties	120
34	Sharing among the Finance Parties	121
	Section 11 Administration	123
35	Payment Mechanics	123
36	Set-Off	126
37	Notices	126
38	Calculations and Certificates	128
39	Partial Invalidity	129
40	Remedies and Waivers	129

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41	Settlement or Discharge Conditional	129
42	Irrevocable Payment	129
43	Amendments and Waivers	129
44	Confidentiality	130
45	Counterparts	133
46	Bail-In	133
	Section 12 Governing Law and Enforcement	134
47	Governing Law	134
48	Enforcement	134

3

EXECUTION VERSION
THIS AGREEMENT is originally made on 13 February 2015 as amended and restated by the Amending and Restating Agreement on 31 August 2016
PARTIES
(1)
DRILLSHIP ALONISSOS SHAREHOLDERS INC., a corporation incorporated under the laws of the Marshall Islands with registered number 56858 whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as borrower (the "Borrower");

(2)
DRILLSHIP ALONISSOS OWNERS INC., a corporation incorporated under the laws of the Marshall Islands with registered number 56857 whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as guarantor (the "Guarantor" or the "Original Guarantor");

(3)	THE FINANCIAL INSTITUTIONS listed in Part C of Schedule 1 (The Lenders) as original commercial lenders (the "Original Commercial Lenders");
(4)	THE FINANCIAL INSTITUTIONS listed in Part C of Schedule 1 (The Lenders) as original lenders under the Kexim Guaranteed Facility (the "Original Kexim Guaranteed Lenders");
(5)	THE EXPORT—IMPORT BANK OF KOREA of 38 Eunhaeng-ro, Yeongdeungpo-gu, Seoul, 150-996, Republic of Korea as lender under the Kexim Direct Facility ("Kexim");
(6)	DNB BANK ASA and DVB BANK SE (AMSTERDAM BRANCH)as mandated lead arrangers (the "Mandated Lead Arrangers");
(7)	DNB BANK ASA and DVB BANK SE (AMSTERDAM BRANCH) as hedge counterparties (the "Hedge Counterparties");
(8)	DNB BANK ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway, as agent for the Kexim Guaranteed Lenders (the "Kexim Guarantee Agent");
(9)	DNB BANK ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway, as bookrunner (the "Bookrunner") and coordinator (the "Coordinator");
(10)	DNB BANK ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway, as agent of the other Finance Parties (the "Facility Agent"); and
(11)	DNB BANK ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway, as security agent for the Secured Parties (the "Security Agent").
BACKGROUND
(A)
By the facility agreement dated 13 February 2015 the Lenders agreed to make available to the Borrower facilities of up to USD 475,000,000 in aggregate for the purposes of financing post-delivery no more than 70 per cent. of the Market Value of the Drillship on or around the Delivery Date, which was constructed by the Builder for, and purchased by, the Drillship Owner pursuant to the Building Contract.

(B)	By the Amending and Restating Agreement, the Finance Parties agreed to certain amendments to the facility agreement and the other Finance Documents.
(C)	This Agreement sets out the terms and conditions of the facility agreement as amended and restated by the Amending and Restating Agreement.
2

SECTION 1
INTERPRETATION
1	DEFINITIONS AND INTERPRETATION
1.1	Definitions
In addition to the terms defined elsewhere in this Agreement, in this Agreement:
"Account Bank" means DNB Bank ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway.
"Accounting Principles" means generally accepted accounting principles in the United States of America (US GAAP) or IFRS.
"Accounts" means any Earnings Account, the Retention Account and the Operating Account.
"Account Security" means each document creating security in respect of any Account, in agreed form.
"Additional Guarantor" means any company acceding to this Agreement as a Guarantor in accordance with Clause 22.11 (New Guarantors).
"Advance" means a borrowing of a Facility under this Agreement.
"Affiliate" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.
"Amending and Restating Agreement" means the amending and restating agreement dated 31 August 2016 and made between, amongst others, (i) the Borrower, (ii) the Guarantor, (iii) Ocean Rig UDW Inc., (iv) the Original Commercial Lenders, (v) the Original Kexim Guaranteed Lenders, (vi) Kexim, (vii) the Mandated Lead Arrangers, (viii) the Hedge Counterparties and (ix) DNB Bank ASA as the Kexim Guarantee Agent, the Coordinator, the Facility Agent and the Security Agent.
"Applicable Margin" means:
(a)	the Commercial Facility Margin for the Commercial Facility;
(b)	the Kexim Direct Facility Margin for the Kexim Direct Facility; and
(c)	the Kexim Guaranteed Facility Margin for the Kexim Guaranteed Facility.
"Approved Broker" means Pareto, IHS, Fearnleys AS, RS Platou, Clarkson and any other independent sale and purchase shipbroker acceptable to the Majority Lenders.
"Approved Classification" means class of the highest level with the Approved Classification Society.
"Approved Classification Society" means American Bureau of Shipping, Det Norske Veritas, Lloyd's Register or any other classification society approved in writing by the Facility Agent acting with the authorisation of the Majority Lenders.
"Approved Flag" means the Marshall Islands.
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"Assignment Agreement" means an agreement substantially in the form set out in Schedule 5 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee.
"Assignment of Hedging Agreements" means the assignment creating Security over the Borrower's rights and interests in any Hedging Agreement, in agreed form.
"Assignment of Intra-Group Loan" means the assignment creating Security over all rights of any lender under any Intra-Group Loan, in agreed form.
"Assignment of Put and Call Option Agreement" means the assignment in favour of the Security Agent creating Security over all proceeds and rights of the Borrower under the Put and Call Option Agreement, in agreed form.
"Assignment of Satisfactory Drilling Contract" means an assignment or pledge creating Security in respect of the rights (of any of them) of the Drillship Owner and/or (if relevant) any Intra-Group Charterer under any Satisfactory Drilling Contract, in agreed form.
"Assignment of Total Drilling Contract" means the French law pledge dated 5 March 2015 creating Security in respect of the earnings of the Drillship Owner under the Total Drilling Contract.
"Authorisation" means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation, legalisation or registration.
"Availability Period" means, in relation to each Facility, the period from and including the date of this Agreement to and including the earlier of the Utilisation Date and 30 April 2015.
"Available Commitment" means a Lender's Commitment minus:
(a)	the amount of its participation in all Advances made; and
(b)	in relation to any proposed Utilisation, the amount of its participation in any Advance that is due to be made on or before the proposed Utilisation Date.
"Available Facility" means the aggregate for the time being of each Lender's Available Commitment.
"Bail-In Action" means the exercise of any Write-down and Conversion Powers.
"Bail-In Legislation" means:
(a)
in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 201 4/59/EU establishing a framework for the recovery and resolution of credit institutions and

4

investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time; and
(b)	in relation to any other state, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation.
"Bareboat Charter" means any bareboat charter in relation to the Drillship entered into or to be entered into between any Intra-Group Charterer and the Drillship Owner.
"Basel III" means, together:
(a)	the agreements on capital requirements, a leverage ratio and liquidity standards contained in "Basel Ill: A global regulatory framework for more resilient banks and banking systems", "Basel Ill: International framework for liquidity risk measurement, standards and monitoring" and "Guidance for national authorities operating the countercyclical capital buffer" published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;
(b)
the rules for global systemically important banks contained in "Global systemically important banks: assessment methodology and the additional loss absorbency requirement - Rules text" published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and

(c)	any further guidance or standards published by the Basel Committee on Banking Supervision relating to "Basel Ill".
"Break Costs" means the amount (if any) by which:
(a)
the interest calculated on the basis of LIBOR only (excluding the Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Facility or an Unpaid Sum to the last day of the current Interest Period in respect of the Facility or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period exceeds
(b)
the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Interbank Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

"Budget" shall have the meaning given to it in Clause 19.5 (Budget).
"Budget Month" shall have the meaning given to it in Clause 19.5 (Budget).
"Builder" means Samsung Heavy Industries Co. Ltd., Korea.
"Building Contract" means the building contract for the Drillship dated 20 September 2012 and made between the Builder and the Drillship Owner for the construction by the Builder of the Drillship and the purchase of the Drillship by the Drillship Owner.
"Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business in Amsterdam, Athens, Frankfurt, London, Oslo, Switzerland, New York and Seoul.
"CAPEX" shall have the meaning given to it in Clause 19.5 (Budget).
"Cash" means in relation to any member of the Restricted Group:
(a)	cash in hand legally and beneficially owned by it; and
(b)
cash deposits legally and beneficially owned by it, and which are deposited with (i) a Lender, (ii) any other deposit taking institution having a rating of at least A- from Standard & Poor's Rating Group Services or the equivalent with any other principal credit rating agency in the United States of America or Europe acceptable to the Facility Agent (acting with the authorisation of the Majority Lenders) or (iii) any other bank or financial institution approved by the Facility Agent (acting with the authorisation of the Majority Lenders) which in each case:

(i)	is free from any Security, other than pursuant to the Transaction Security;
5

(ii)	is otherwise at the free and unrestricted disposal of the member of the Restricted Group who owns it; and
(iii)
in the case of cash deposits held by a member of the Restricted Group other than an Obligor, is (in the opinion of the Facility Agent, based upon such documents and evidence as the Facility Agent may require the Borrower to provide in order to form the basis of such opinion) capable or, upon the occurrence of an Event of Default under this Agreement, would become capable of being paid without restriction to an Obligor within five Business Days of its request or demand therefore either by way of a dividend or by way of a repayment of principal (or the payment of interest thereon) in respect of Intra-Group Loan from the relevant Obligor to that member of the Restricted Group.

"Cash Equivalent" means at any time:
(a)
any investment in marketable debt obligations issued or guaranteed by (i) a government or (ii) an instrumentality or agency of a government and in respect of (i) and (ii) having a credit rating of either A-1 or higher by Standard & Poor's Rating Group Services or the equivalent with any other principal credit rating agency in the United States of America or Europe, maturing within one year after the relevant date of calculation and not convertible or exchangeable to any other security;

(b)	commercial paper (debt obligations) not convertible or exchangeable to any other security:
(i)	for which a recognised trading market exists;
(ii)	issued by an issuer incorporated in the United States of America, the United Kingdom or Norway;
(iii)	which matures within one year after the relevant date of calculation; and
(iv)
which has a credit rating of at least A-1 or higher by Standard & Poor's Rating Group Services or the equivalent with any other principal credit rating agency in the United States of America or Europe;

(a)
any investment in money market funds which (i) have a credit rating of either A-1 or higher by Standard & Poor's Rating Group Services or the equivalent with any other principal credit rating agency in the United States of America or Europe, (ii) which invest substantially all their assets in securities of the types described in paragraphs (a) to (b) above and (iii) can be turned into cash on not more than five days' notice; or

(a)	any other debt security approved by the Facility Agent (acting with the authorisation of the Majority Lenders), in each case, to which a member of the Restricted Group is alone (or together with the another member of the Restricted Group) beneficially entitled at that time and which is not issued or guaranteed by a member of the Restricted Group or subject to any Security.
"Charged Property" means all of the assets which from time to time are, or are expressed to be, the subject of the Transaction Security.
"Charter" means any Satisfactory Drilling Contract and any Bareboat Charter.
"Client" means, in the case of the Total Drilling Contract, Total E&P Congo, and, in the case of any Satisfactory Drilling Contract, a reputable oil major, independent oil company or national oil company acceptable to the Majority Lenders.
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"Code" means the United States Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.
"Commercial Facility" means the Commercial Facility of up to USD 175,000,000 made available under this Agreement as described in Clause 2.1 (Facility).
"Commercial Facility Balloon" has the meaning given to it in Clause 6.1 (Repayment of Advances).
"Commercial Facility Loan" means the principal amount of the Commercial Facility for the time being outstanding under this Agreement.
"Commercial Facility Margin" means, in relation to the Commercial Facility, 210 basis points per annum.
"Commercial Facility Termination Date" means the date falling five years after the Utilisation Date, but not later than 30 April 2020.
"Commercial Facility Termination Date Balance" has the meaning given to it in Clause 6.1 (Repayment of Advances).
"Commercial Lender Commitment" means:
(a)
in relation to an Original Commercial Lender, the aggregate of the amounts set opposite its name under the heading "Commitment" in Part C of Schedule 1 (The Parties) and the amount of any other Commercial Lender Commitment transferred to it under this Agreement; and

(a)	in relation to any other Commercial Lender, the amount of any Commercial Lender Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement.
"Commercial Lender" means:
(b)	any Original Commercial Lender; and
(c)
any bank, financial institution, trust, fund or other entity which has become a Party as a Lender in relation to the Commercial Facility in accordance with Clause 28.1 (Assignments and transfers by the Lenders), which in each case has not ceased to be a party in accordance with this Agreement. "Commission" shall have the meaning given to it in Clause 19.5 (Budget).

"Commitment" means:
(a)	in relation to a Commercial Lender, its Commercial Lender Commitment;
(a)	in relation to Kexim or any other Lender under the Kexim Direct Facility, its Kexim Commitment;
(a)	in relation to a Kexim Guaranteed Lender, its Kexim Guaranteed Lender Commitment.
"Compliance Certificate" means a certificate in the form set out in Schedule 6 (Form of Compliance Certificate) or in any other form agreed between the Borrower and the Facility Agent.
7

"Confidential Information" means all information relating to any Obligor, the Restricted Group, the Finance Documents or the Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facility from either:
(a)	any member of the Restricted Group or any of its advisers; or
(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Restricted Group or any of its advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:
(i)	is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 44 (Confidentiality)); or
(ii)	is identified in writing at the time of delivery as non-confidential by any member of the Restricted Group or any of its advisers; or
(iii)
is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance party is aware, unconnected with the Restricted Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.

"Corresponding Debt" means any amount, other than any Parallel Debt, which an Obligor owes to a Secured Party under or in connection with the Finance Documents.
"CRD IV" means Directive 2013/36/EU of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directive 2006/48/EC and 2006/49/EC.
"CRR" means Regulation (EU) no. 575/2013 of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending regulation (EU) No. 648/2012.
"Current Assets" means, on any date, the aggregate value of the assets of the Borrower (on a consolidated basis) which are treated as current assets in accordance with the applicable Accounting Principles.
"Current Liabilities" means, on any date, the aggregate amount of all liabilities of the Borrower (on a consolidated basis) which are treated as current liabilities in accordance with the applicable Accounting Principles, but excluding the short term portion of long term debt.
"Current Ratio" means the ratio of Current Assets to Current Liabilities. "Default" means an Event of Default or a Potential Event of Default.
"Delegate" means any delegate, agent, attorney, co-trustee or other person appointed by the Security Agent.
"Delivery Date" means the date on which the Drillship is delivered by the Builder to the Drillship Owner in accordance with the Building Contract.
"Disruption Event" means either or both of:
8

(a)
a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with a Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other, Party:
(i)	from performing its payment obligations under the Finance Documents; or
from communicating with other Parties in accordance with the terms of the Finance Documents, and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.
"Document of Compliance" has the meaning given to it in the ISM Code.
"dollars" and "USD" mean the lawful currency, for the time being, of the United States of America.
"Drillship" means the ultra-deepwater drillship known as Hull No. 2063 and to be named "Ocean Rig Apollo" and to be acquired by the Drillship Owner.
"Drillship Owner" means the Guarantor.
"Earnings" means, in relation to the Drillship, all moneys whatsoever which are now, or later become, payable (actually or contingently) to any Obligor or the Security Agent and which arise out of the use or operation of the Drillship, including (but not limited to):
(a)	the following, save to the extent that any of them is, with the prior written consent of the Majority Lenders, pooled or shared with any other person:
(i)	all freight, hire and passage moneys;
(ii)	compensation payable to that Obligor or the Security Agent in the event of requisition of the Drillship for hire;
(iii)	remuneration for salvage and towage services;
(iv)	demurrage and detention moneys;
(v)	damages for breach (or payments for variation or termination) of any Charter;
(vi)	all moneys which are at any time payable under any Insurances in respect of loss of hire;
(vii)	all monies which are at any time payable to that Obligor in respect of general average contribution; and
(b)
if and whenever the Drillship is employed on terms whereby any moneys falling within paragraphs (i) to (vii) above are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to the Drillship.

9

"Earnings Account" means:
(a)	an account in the name of the Borrower, the Drillship Owner and/or any Intra-Group Charterer with the Account Bank designated "Earnings Account"; or
(b)
any other account (with that or another office of the Account Bank or with a bank or financial institution other than the Account Bank) which is designated by the Facility Agent as the Earnings Account for the purposes of this Agreement, and to which any part of the Earnings of the Drillship may be paid.
"EBITDA" means the earnings before interest expenses, taxes, depreciation and amortization of the Borrower (on a consolidated basis) not taking into account any exceptional or extraordinary items (including any gain or loss on the sale of any asset) on a consolidated basis for the previous period of 12 Months.
"EEA Member Country" means any member state of the European Union, Iceland, Liechtenstein and Norway.
"Effective Date" has the meaning given to it in the Amending and Restating Agreement.
"EU Bail-In Legislation Schedule" means the document described as such and published by the Loan Market Association (or any successor person) from time to time.
"Environmental Approval" means any present or future permit, ruling, variance or other Authorisation required under Environmental Laws.
"Environmental Claim" means any claim by any governmental, judicial or regulatory authority or any other person which arises out of an Environmental Incident or an alleged Environmental Incident or which relates to any Environmental Law and, for this purpose, "claim" includes a claim for damages, compensation, contribution, injury, fines, losses and penalties or any other payment of any kind, including in relation to clean-up and removal, whether or not similar to the foregoing; an order or direction to take, or not to take, certain action or to desist from or suspend certain action; and any form of enforcement or regulatory action, including the arrest or attachment of any asset.
"Environmental Incident" means, in relation to the Drillship:
(a)
any release, emission, spill or discharge into the Drillship or into or upon the air, sea, land or soils (including the seabed) or surface water of Environmentally Sensitive Material within or from the Drillship; or

(b)
any incident in which Environmentally Sensitive Material is released, emitted, spilled or discharged into or upon the air, sea, land or soils (including the seabed) or surface water from a vessel other than the Drillship and which involves a collision between the Drillship and such other vessel or some other incident of navigation or operation, in either case, in connection with which the Drillship is actually or potentially liable to be arrested, attached, detained or injuncted and/or the Drillship and/or any Obligor and/or the Manager, Client or any other operator of the Drillship is at fault or allegedly at fault or otherwise liable to any legal or administrative action; or

(c)
any other incident in which Environmentally Sensitive Material is released, emitted, spilled or discharged into or upon the air, sea, land or soils (including the seabed) or surface water otherwise than from the Drillship and in connection with which the Drillship is actually or potentially liable to be arrested and/or where any Obligor and/or the Manager, Client or any other operator of the Drillship is at fault or allegedly at fault or otherwise liable to any legal or administrative action, other than in accordance with an Environmental Approval.

10

"Environmental Law" means any present or future law relating to pollution or protection of human health or the environment, to conditions in the workplace, to the carriage, generation, handling, storage, use, release or spillage of Environmentally Sensitive Material or to actual or threatened releases of Environmentally Sensitive Material.
"Environmentally Sensitive Material" means and includes all contaminants, oil, oil products, toxic substances and any other substance (including any chemical, gas or other hazardous or noxious substance) which is (or is capable of being or becoming) polluting, toxic or hazardous.
"Equity" means, on any date, the Borrower's (on a consolidated basis) nominal book value of equity treated as equity in accordance with the applicable Accounting Principles.
"Equity Ratio" means the ratio of Equity to Total Assets.
"Event of Default" means any event or circumstance specified as such in Clause 27 (Events of Default).
"Excess Cash Flow" has the meaning given to it in Clause 26.1 (Payment of Earnings).
"Facility" means any of the Commercial Facility, the Kexim Direct Facility and the Kexim Guaranteed Facility, and "Facilities" shall mean all of them.
"Facility Office" means the office or offices notified by a Lender to the Facility Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement.
"FATCA" means:
(a)	sections 1471 to 1474 of the Code or any associated regulations;
(b)
any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or

(c)
any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

"FATCA Application Date" means:
(a)	in relation to a "withholdable payment" described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014;
(b)
in relation to a "withholdable payment" described in section 1473(1)(A)(ii) of the Code (which relates to "gross proceeds" from the disposition of property of a type that can produce interest from sources within the US), 1 January 2017; or

(c)	in relation to a "passthru payment" described in section 1471(d)(7) of the Code not falling within paragraphs (a) or (b) above, 1 January 2017, or, in each case, such other date from which such payment may become subject to a deduction or withholding required by FATCA as a result of any change in FATCA after the date of this Agreement.
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"FATCA Deduction" means a deduction or withholding from a payment under a Finance Document required by FATCA.
"FATCA Exempt Party" means a Party that is entitled to receive payments free from any FATCA Deduction.
"Fee Letter" means any letter or letters designated as a fee letter setting out any of the fees referred to in Clause 11 (Fees).
"Finance Document" means:
(a)	this Agreement;
(b)	any Fee Letter;
(c)	any Hedging Agreement;
(d)	the Trust Agreement;
(e)	the Put and Call Option Agreement;
(f)	any Account Security;
(g)	any Shares Security;
(h)	the Mortgage;
(i)	any General Assignment;
(j)	the Pledge of Beneficial Interest in Trust;
(k)	any Assignment of Put and Call Option Agreement;
(l)	any Assignment of Hedging Agreements;
(m)	the Assignment of Total Drilling Contract;
(n)	any Assignment of Satisfactory Drilling Contract;
(o)	any Assignment of Intra-Group Loan;
(p)	the Manager's Undertaking;
(q)
any other document (whether or not it creates Security) which is executed as security for, or for the purpose of establishing a priorities subordination arrangement in relation to, the Secured Liabilities; and

(r)	any other document designated as such by the Facility Agent and the Borrower.
"Finance Party" means the Bookrunner, the Coordinator, the Facility Agent, the Security Agent, the Kexim Guarantee Agent, any Mandated Lead Arranger, any Hedge Counterparty and any Lender.
"Financial Indebtedness" means any indebtedness for or in respect of:
(a)	moneys borrowed;
(b)	any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;
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(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;
(d)	the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with the applicable Accounting Principles, be treated as a finance or capital lease;
(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);
(f)	any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;
(g)
any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);

(h)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and
(i)	the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.
"G&A" shall have the meaning given to it in Clause 19.5 (Budget).
"General Assignment" means the general assignment creating security in respect of the Earnings, the Insurances and any Requisition Compensation relating to the Drillship in agreed form.
"Guarantors" means the Original Guarantor and any Additional Guarantors.
"Hedging Agreement" means any master agreement, confirmation, schedule or other agreement entered into or to be entered into by the Borrower and a Hedge Counterparty for the purpose of hedging the interest rate liabilities and/or the exchange rate risks of the Borrower of, and in relation to, the Facilities (and designated as such), provided always that the parties' obligations are to be netted at market price either on a continuous basis or upon default.
"Holding Company" means, in relation to a person, any other person in respect of which it is a Subsidiary.
"IFRS" means international accounting standards within the meaning of the IAS Regulation 1606/2002 (as from time to time amended).
"Indemnified Person" has the meaning given to it in Clause 14.2 (Other indemnities).
"Insurances" means, in relation to the Drillship:
(a)
all policies and contracts of insurance, including entries of the Drillship in any protection and indemnity or war risks association, effected in respect of the Drillship, its Earnings or otherwise in relation to the Drillship; and

(b)	all rights and other assets relating to, or derived from, any of such policies, contracts or entries, including any rights to a return of premium.
"Insurance Value" has the meaning given to it in Clause 23.3 (Terms of obligatory insurances).
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"Interest Period" means, in relation to an Advance or a Facility, each period determined in accordance with Clause 9 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 8.3 (Default interest).
"Interim Maturity Date" has the meaning given to it in the Put and Call Option Agreement.
"Intra-Group Charterer" means Ocean Rig Global Chartering Inc. or any other company within the Restricted Group becoming party to a Satisfactory Drilling Contract with a Client.
"Intra-Group Loan" means any current or future intra-group loan owed by an Obligor to another Obligor or any other member of the Restricted Group, which shall in each case be required to be subordinated and subject to Security in accordance with Clause 22.19 (Subordination).
"ISM Code" means the International Safety Management Code for the Safe Operation of Ships and for Pollution Prevention (including the guidelines on its implementation), adopted by the International Maritime Organisation, as the same may be amended or supplemented from time to time.
"ISPS Code" means the International Ship and Port Facility Security (ISPS) Code as adopted by the International Maritime Organization's (IMO) Diplomatic Conference of December 2002, as the same may be amended or supplemented from time to time.
"ISSC" means an International Ship Security Certificate issued under the ISPS Code.
"Kexim Commitment" means:
(a)
in relation to Kexim, the aggregate of the amounts set opposite its name under the heading "Commitment" in Part C of Schedule 1 (The Parties) and the amount of any other Kexim Commitment transferred to it under this Agreement; and

(b)	in relation to any Lender under the Kexim Direct Facility, the amount of any Kexim Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement.
"Kexim Direct Facility" means the Kexim Direct Facility of up to USD 175,000,000 made available under this Agreement as described in clause 2.1 (Facility).
"Kexim Direct Facility Loan" means the principal amount of the Kexim Direct Facility for the time being outstanding under this Agreement.
"Kexim Direct Facility Margin" means 210 basis points per annum.
"Kexim Facility" means the Kexim Direct Facility and the Kexim Guaranteed Facility, and "Kexim Facilities" shall mean both of them.
"Kexim Facility Termination Date" means, in relation to each Kexim Facility, the date falling 12 years after the Utilisation Date, but not later than 30 April 2027 and subject to the provisions of Clause 7.4 (Kexim prepayment option).
"Kexim Guarantee" means the guarantee issued or to be issued by the Kexim Guarantor in favour of the Kexim Guaranteed Lenders pursuant to which the Kexim Guarantor has guaranteed or will guarantee the payment to the Kexim Guaranteed Lenders of 100 per cent. of the Kexim Guaranteed Facility Loan outstanding from time to time and accrued interest on that.
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"Kexim Guarantee Premium" means, in relation to the Kexim Guarantee, the sums payable from time to time to the Kexim Guarantor in accordance with Clause 11.3 (Kexim Guarantee Premium) and as stipulated in the Kexim Guarantee.
"Kexim Guaranteed Facility" means the Kexim Guaranteed Facility of up to USD 125,000,000 made available under this Agreement as described in clause 2.1 (Facility).
"Kexim Guaranteed Facility Loan" means the principal amount of the Kexim Guaranteed Facility for the time being outstanding under this Agreement.
"Kexim Guaranteed Facility Margin" means 147 basis points per annum. "Kexim Guaranteed Lender Commitment" means:
(a)
in relation to an Original Kexim Guaranteed Lender, the aggregate of the amounts set opposite its name under the heading "Commitment" in Part C of Schedule 1 (the Lenders) and the amount of any other Kexim Guaranteed Lender Commitment transferred to it under this Agreement; and

(b)	in relation to any other Kexim Guaranteed Lender, the amount of any Kexim Guaranteed Lender Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement.
"Kexim Guaranteed Lenders" means:
(a)	any Original Kexim Guaranteed Lender; and
(b)
any bank, financial institution, trust, fund or other entity which has become a Party as a Lender in relation to the Kexim Guaranteed Facility in accordance with Clause 28.1 (Assignments and transfers by the Lenders), which in each case has not ceased to be a party in accordance with this Agreement.

"Kexim Guarantor" means The Export-Import Bank of Korea of 38 Eunhaeng-ro, Yeongdeungpo-gu, Seoul, 150-996, Republic of Korea in its capacity as the issuer of the Kexim Guarantee.
"Lender" means:
(a)	Kexim;
(b)	the Original Kexim Guaranteed Lenders;
(c)	the Original Commercial Lenders; and
(d)	any New Lender,
which in each case has not ceased to be a Party in accordance with this Agreement.
"LIBOR" means, in relation to any Advance, the Loan, any part of the Loan or any Unpaid Sum:
(a)	the applicable Screen Rate; or
(b)	if no Screen Rate is available for the currency of that Advance, the Loan, that part of the Loan or that Unpaid Sum), the Reference Bank Rate,
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as of the Specified Time on the Quotation Day for dollars for that Advance, the Loan, that part of the Loan or that Unpaid Sum and for a period equal in length to the Interest Period of that Advance, the Loan, that part of the Loan or that Unpaid Sum and, if any such rate is below zero, LIBOR shall be deemed to be zero.
"LMA" means the Loan Market Association.
"Loan" means the aggregate amount of the Commercial Facility Loan, the Kexim Direct Facility Loan and the Kexim Guaranteed Facility Loan outstanding under this Agreement from time to time.
"Major Casualty" means any casualty to the Drillship in respect of which the claim or the aggregate of the claims against all insurers, before adjustment for any relevant franchise or deductible, exceeds USD 15,000,000 or the equivalent in any other currency.
"Majority Lenders" means:
(a)	if no Advance has yet been made, a Lender or Lenders whose Commitments aggregate more than 66% per cent. of the Total Commitments; or
(b)
at any other time, a Lender or Lenders whose participations in the Loan aggregate more than 66% per cent. of the amount of the Loan then outstanding or, if the Loan has been repaid or prepaid in full, a Lender or Lenders whose participations in the Loan immediately before repayment or prepayment in full aggregate more than 66% per cent. of the Loan immediately before such repayment,

(a)	however always to include a minimum of two Commercial Lenders.
"Manager" means any company or companies approved in writing by the Facility Agent, acting with the authorisation of the Majority Lenders, serving as the manager of the Drillship, as of the Effective Date being Ocean Rig Management Inc. and TMS Offshore Services Ltd.
"Manager Change of Control" any event or circumstance whereby the ultimate beneficial owners of a Manager (being Ocean Rig Management Inc. or TMS Offshore Services Ltd) cease to control that Manager, except any event or circumstance following the occurrence of which George Economou is appointed (or remains) and continues as chief executive officer of the ultimate beneficial owner of that Manager. For the purposes of this definition "control" means:
(a)
the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to cast, or control the casting of, more than 50 per cent. of the maximum number of votes that might be cast at a general meeting of a Manager; or appoint or remove all, or the majority, of the directors or other equivalent officers of either Manager; give directions with respect to the operating and financial policies of either Manager with which the directors or other equivalent officers of either Manager are obliged to comply; and/or

(b)
the holding beneficially of more than 50 per cent. of the issued share capital of a Manager (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital).

"Manager's Undertaking" means a letter of undertaking from the Manager (or each Manager, as the case may be) subordinating its rights against the Drillship and the Obligors to the rights of the Finance Parties and ensuring no Manager Change of Control, in agreed form.
"Market Disruption Event" has the meaning given to it in Clause 10.2 (Market disruption).
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"Market Value" means, at any date, the market value of the Drillship shown by the average of two valuations (or, if the two valuations differ by a margin of more than 10 per cent., three valuations and it being understood that the third Approved Broker shall be appointed by the Facility Agent), each prepared at the cost of the Borrower and addressed to the Facility Agent:
(a)	as at a date not more than 14 days previously (or, in relation to the valuations delivered pursuant to paragraph 3.4 of Part B of Schedule 2 (Conditions Precedent), 30 days previously);
(b)	by an Approved Broker;
(c)	with or without physical inspection of the Drillship (as the Facility Agent may require); and
(d)	on the basis of a sale for prompt delivery for cash on normal arm's length commercial terms as between a willing seller and a willing buyer, free of any charter contract, after deducting the estimated amount of the usual and reasonable expenses which would be incurred in connection with the sale.
"Material Adverse Effect" means a material adverse effect on:
(a)	the business, operations, property, condition (financial or otherwise) or prospects of any member of the Restricted Group or the Restricted Group as a whole; or
(b)	the ability of any Obligor to perform its obligations under any Finance Document; or
(c)
the validity or enforceability of, or the effectiveness or ranking of any Security granted or intended to be granted pursuant to any of, the Finance Documents or the rights or remedies of any Finance Party under any of the Finance Documents.

"Month" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:
(a)
(subject to paragraph (c) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(b)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and
(c)	if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.
The above rules will only apply to the last Month of any period.
"Monthly OPEX Transfer" has the meaning given to it in Clause 26.1 (Payment of Earnings).
"Mortgage" means the first preferred Marshall Islands ship mortgage on the Drillship dated 5 March 2015, as amended and supplemented by the Mortgage Addendum.
"Mortgage Addendum" means an addendum to the Mortgage dated on or prior to the Effective Date.
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"New Lender" means any bank or financial institution which has become a Party in accordance with Clause 28 (Changes to the Lenders).
"Obligor" means the Borrower and the Guarantors at any time, including any Additional Guarantors.
"Operating Account" means:
(a)	an account in the name of the Drillship Owner with the Account Bank designated "Operating Account"; or
(b)
any other account (with that or another office of the Account Bank or with a bank or financial institution other than the Account Bank) which is designated by the Facility Agent as the Operating Account for the purposes of this Agreement.

"OPEX" shall have the meaning given to it in Clause 19.5 (Budget).
"Original Financial Statements" means unaudited consolidated financial statements of the Borrower for the financial year ended 31 December 2013.
"Overseas Regulations" means the Overseas Companies Regulations 2009 (SI 2009/1801).
"Parallel Debt" has the meaning ascribed to it in Clause 31.2 (Parallel Debt (Covenant to pay the Security Agent)).
"Participating Member State" means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.
"Party" means a party to this Agreement and, where the context so permits, a party to another Finance Document.
"Permitted Operating Expenses" has the meaning given to it in Clause 19.5 (Budget).
"Permitted Security" means:
(a)	Security created by the Finance Documents;
(b)	Security disclosed in writing to the Facility Agent prior to the date of this Agreement and acceptable to the Facility Agent;
(c)	liens for unpaid master's and current crew's wages in accordance with usual maritime practice;
(d)	liens for salvage;
(e)	any ship repairer's or outfitter's possessory lien arising by operation of law and not exceeding USD 2,500,000; and
(f)	any other liens incurred in the ordinary course of operating such Drillship by operation of law and securing obligations not more than 30 days overdue and not exceeding USD 2,500,000.
"Pledge of Beneficial Interest in Trust" means a pledge creating Security in favour of the Security Agent of the whole beneficial interest of each of the Purchaser and the Borrower in the Trust, in agreed form.
"Potential Event of Default" means any event or circumstance specified in Clause 27 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making
18

of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.
"Protected Party" has the meaning given to it in Clause 12.1 (Definitions).
"Purchaser" means Ocean Rig UDW Inc.
"Put and Call Option Agreement" means a put and call option agreement regarding the shares in the Drillship Owner to be made between the Borrower, the Drillship Owner and the Purchaser, in agreed form.
"Put and Call Receipts" has the meaning given to it in Clause 26.2 (Receipt of amounts under the Put and Call Option Agreement).
"Put Option Time" has the meaning given to it in the Put and Call Option Agreement.
 "Quarter Date" means 31 March, 30 June, 30 September and 31 December.
"Quotation Day" means, in relation to any period for which an interest rate is to be determined, two Business Days before the first day of that period unless market practice differs in the Relevant Interbank Market in which case the Quotation Day will be determined by the Facility Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of those days).
"Receiver" means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Property.
"Reference Bank Rate" means the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Facility Agent at its request by the Reference Banks as the rate at which the relevant Reference Bank could borrow funds in the London interbank market in dollars for the relevant period, were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in that currency and for that period.
"Reference Banks" means DNB Bank ASA, Credit Suisse AG and such other Lender as may be appointed by the Facility Agent in consultation with the Borrower.
"Relevant Interbank Market" means the London interbank market.
"Relevant Jurisdiction" means, in relation to an Obligor:
(a)	its jurisdiction of incorporation;
(b)
any jurisdiction where any asset subject to, or intended to be subject to, any of the Transaction Security created, or intended to be created, under the Finance Documents to which it is a party is situated;

(c)	any jurisdiction where it conducts its business; and
(d)	the jurisdiction whose laws govern the perfection of any of the Transaction Security created, or intended to be created, under the Finance Documents to which it is a party.
"Relevant Person" means:
(a)	each member of the Restricted Group; and
(b)	each of its directors and officers, employees, agents and representatives.
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 "Repayment Date" means the date falling three Months after the Utilisation Date and each date falling at three monthly intervals thereafter or, after the Effective Date, falling at monthly intervals thereafter.
"Repayment Instalment" has the meaning given to it in Clause 6.1 (Repayment of Advances).
"Repeating Representation" means each of the representations set out in Clause 18 (Representations) except Clause 18.35 (Insolvency), Clause 18.9 (No filing or stamp taxes) and Clause 18.10 (Deduction of Tax) and any representation of any Obligor made in any other Finance Document that is expressed to be a "Repeating Representation" or is otherwise expressed to be repeated.
"Representative" means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.
"Requisition" means, in relation to the Drillship:
(a)
any expropriation, confiscation, requisition or acquisition of the Drillship, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a government or official authority (excluding a requisition for hire for a fixed period not exceeding one year without any right to an extension) unless it is within 30 days redelivered to the full control of the Drillship Owner; and

(b)	any arrest, capture, seizure or detention of the Drillship (including any hijacking or theft) unless it is within 30 days redelivered to the full control of the Drillship Owner.
"Requisition Compensation" includes all compensation or other moneys payable by reason of any Requisition.
"Resolution Authority" means any body which has authority to exercise any Write-down and Conversion Powers.
"Restricted Group" means the Borrower, the Drillship Owner and their respective Subsidiaries from time to time, including for the avoidance of doubt any Intra-Group Charterer.
"Restricted Party" means a person that is:
(a)	listed on any Sanctions List or targeted by Sanctions (whether designated by name or by reason of being included in a class of person);
(b)
located in or incorporated under the laws of any country or territory that is the target of comprehensive, country- or territory-wide Sanctions which attach legal effect to being located in or incorporated under the laws of any country or territory that is the target of comprehensive, country or territory-wide Sanctions; or

(c)	directly or indirectly owned or controlled by, or acting on behalf, at the direction or for the benefit of, a person referred to in (a) and/or (to the extent relevant under Sanctions) (b) above.
"Retention Account" means:
(a)	an account in the name of the Borrower with the Account Bank designated "Retention Account"; or
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(b)
any other account (with that or another office of the Account Bank or with a bank or financial institution other than the Account Bank) which is designated by the Facility Agent as the Retention Account for the purposes of this Agreement.

"Safety Management Certificate" has the meaning given to it in the ISM Code.
"Safety Management System" has the meaning given to it in the ISM Code.
"Sanctions" means any laws, regulations or orders concerning any trade, economic or financial sanctions or embargoes administered by any Sanctions Authority.
"Sanctions Authority" means the Norwegian State, the United Nations, the European Union, the Member States of the European Union, the United States of America, Switzerland, Hong Kong, Singapore and any authority acting on behalf of any of them in connection with Sanctions.
"Sanctions List" means:
(a)	the lists of Sanctions designations and/or targets maintained by any Sanctions Authority; and/or
(b)	any other Sanctions designation or target listed and/or adopted by a Sanctions Authority, in all cases, from time to time.
"Satisfactory Drilling Contract" means any agreement for the employment of the Drillship for drilling operations which is in form and substance customary in the offshore drilling market and acceptable to all the Lenders, entered into between the Drillship Owner or an Intra-Group Charterer and a Client, including any agreement entered into with Total as a result of the requirements in Appendix 5, Art. 11 of the Total Drilling Contract.
"Screen Rate" means the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for dollars for the relevant period displayed on page LIBOR01 or LIBOR02 of the Reuters screen (or any replacement Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Reuters. If such page or service ceases to be available, the Facility Agent may specify another page or service displaying the relevant rate after consultation with the Borrower.
"Secured Liabilities" means all present and future obligations and liabilities, actual or contingent, of the Obligors or any of them to the Secured Parties or any of them under or in connection with the Finance Documents or any of them.
"Secured Party" means each Finance Party from time to time party to this Agreement and any Receiver or Delegate.
"Security" means a mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having the effect of conferring security.
"Security Period" means the period starting on the date of this Agreement and ending on the date on which the Facility Agent is satisfied that there is no outstanding Commitment in force and that the Secured Liabilities have been irrevocably and unconditionally paid and discharged in full.
"Security Property" means:
(a)	the Transaction Security expressed to be granted in favour of the Security Agent as trustee for the Secured Parties and all proceeds of that Transaction Security;
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(b)
all obligations expressed to be undertaken by an Obligor to pay amounts in respect of the Secured Liabilities to the Security Agent as trustee for the Secured Parties and secured by the Transaction Security together with all representations and warranties expressed to be given by an Obligor in favour of the Security Agent as trustee for the Secured Parties;

(c)	the Security Agent's interest in any turnover trust created under the Finance Documents;
(d)
any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Agent is required by the terms of the Finance Documents to hold as trustee on trust for the Secured Parties, except:
(i)	rights intended for the sole benefit of the Security Agent; and
(ii)	any moneys or other assets which the Security Agent has transferred to the Facility Agent or (being entitled to do so) has retained in accordance with the provisions of this Agreement.
"Selection Notice" means a notice substantially in the form set out in Part B of Schedule 3 (Requests) given in accordance with Clause 9 (Interest Periods).
"Service Contract" means a contract entered into between a member of the Restricted Group and a Client in support of a Satisfactory Drilling Contract, and under which provision of additional services or other requirements incidental to the Satisfactory Drilling Contract is agreed due to requirements set out in the Satisfactory Drilling Contract or pursuant to local content requirements in the jurisdiction of operation, always provided however that the net profits obtained under such contract are unsubstantial in relation to the total consideration payable by the Client for the overall drilling operation.
"Servicing Bank" means the Facility Agent or the Security Agent.
"Shares Security" means each document creating security in respect of the share capital and the ownership interests in each company within the Restricted Group, including any Intra-Group Charterer, in agreed form.
"Specified Time" means a time determined in accordance with Schedule 10 (Timetables).
"Subsidiary" means an entity from time to time of which a person:
(a)	has direct or indirect control; or
(b)
owns directly or indirectly more than fifty (50) per cent (votes and/or capital), for the purpose of paragraph (a), an entity shall be treated as being controlled by a person if that person is able to direct its affairs and/or control the composition of its board of directors or equivalent body.

"Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).
"Tax and Commission" has the meaning given to it in Clause 19.5 (Budget).
"Tax Credit" has the meaning given to it in Clause 12.1 (Definitions).
"Tax Deduction" has the meaning given to it in Clause 12.1 (Definitions).
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"Tax Payment" has the meaning given to it in Clause 12.1 (Definitions).
"Technical Advisor" means:
(a)	strictly until the completion of the scope of work currently undertaken by Acqualis Offshore, Acqualis Offshore; and
(b)	thereafter, any other firm appointed by the Facility Agent (acting in the instructions of the Majority Lenders) in consultation with the Borrower.
"Termination Date" means the Commercial Facility Termination Date or the Kexim Facility Termination Date.
"Test Date" has the meaning given to it in Clause 26.3 (Operating Account). "Third Parties Act" has the meaning given to it in Clause 1.5 (Third party rights). "Total" means Total E&P Congo.
"Total Assets" means, on any date, the Borrower's (on a consolidated basis) book value of assets which are treated as assets in accordance with the applicable Accounting Principles.
"Total Commercial Facility Loan Commitment" means USD 175,000,000 as that amount may be reduced, cancelled or terminated in accordance with this Agreement.
"Total Drilling Contract" means the drilling contract for the Drillship (contract number 4640002125) dated 30 July 2013 and made between (i) Ocean Rig Global Chartering Inc., as later novated to the Drillship Owner pursuant to a novation agreement dated 3 December 2014 and (ii) Total as client, which was terminated for convenience by Total with effect on and from 21 February 2016.
"Total Kexim Direct Facility Loan Commitment" means USD 175,000,000 as that amount may be reduced, cancelled or terminated in accordance with this Agreement.
"Total Kexim Guaranteed Facility Loan Commitment" means USD 125,000,000 as that amount may be reduced, cancelled or terminated in accordance with this Agreement.
"Total Commitments" means the aggregate of the Total Commercial Facility Loan Commitment, the Total Kexim Direct Facility Loan Commitment and the Total Kexim Guaranteed Facility Loan Commitment, being USD 475,000,000 at the date of this Agreement.
"Total Loss" means, in relation to the Drillship:
(a)	actual, constructive, compromised, agreed or arranged total loss of the Drillship; or
(b)	any Requisition.
"Total Loss Date" means, in relation to the Total Loss of the Drillship:
(a)	in the case of an actual loss of the Drillship, the date on which it occurred or, if that is unknown, the date when the Drillship was last heard of;
(b)	in the case of a constructive, compromised, agreed or arranged total loss of the Drillship, the earlier of:
(i)	the date on which a notice of abandonment is given to the insurers; and
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(ii)
the date of any compromise, arrangement or agreement made by or on behalf of the Borrower or the Drillship Owner with the Drillship's insurers in which the insurers agree to treat the Drillship as a total loss; and

(c)	in the case of any other type of total loss, the date (or the most likely date) on which it appears to the Facility Agent that the event constituting the total loss occurred.
"Total Termination Payments" means the termination fees payable by Total in accordance with the terms of the Total Drilling Contract.
"Transaction Security" means the Security created or intended to be created in favour of the Security Agent pursuant to the Finance Documents.
"Transfer Certificate" means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Facility Agent and the Borrower.
"Transfer Date" means, in relation to an assignment or a transfer, the later of:
(a)	the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and
(b)	the date on which the Facility Agent executes the relevant Assignment Agreement or Transfer Certificate.
"Trust" means a newly created Delaware Statutory Trust which shall be irrevocable until the expiry of the Security Period.
"Trustee" means an independent service company acting as trustee for the Trust, separately notified to and approved by the Facility Agent.
"Trust Agreement" means the agreement setting out the terms and conditions for the management and operation of the Trust to be entered into between (i) the Trustee, (ii) the Purchaser and (iii) the Borrower, in agreed form.
"UK Establishment" means a UK establishment as defined in the Overseas Regulations.
"Unpaid Sum" means any sum due and payable but unpaid by an Obligor under the Finance Documents.
"US" means the United States of America.
"US Tax Obligor" means:
(a)	a person which is resident for tax purposes in the US; or
(b)	a person some or all of whose payments under the Finance Documents are from sources within the US for US federal income tax purposes.
"Utilisation" means the utilisation of a Facility.
"Utilisation Date" means the date of the Utilisation, being the date on which the Advance is to be made.
"Utilisation Request" means a notice substantially in the form set out in Part A of Schedule 3 (Requests).
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"VAT" means:
(a)
any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) or any law in force from time to time in Switzerland relating to value added tax; and

(b)
any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, or imposed elsewhere.

"Write-down and Conversion Powers" means:
(a)
in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule; and

(b)	in relation to any other applicable Bail-In Legislation:
(i)
any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and

(ii)	any similar or analogous powers under that Bail-In Legislation.
1.2	Construction
(a)	Unless a contrary indication appears, a reference in this Agreement to:
(i)
the "Account Bank", the "Facility Agent", a "Mandated Lead Arranger", the "SecurityAgent", any "Hedge Counterparty" "Finance Party" any "Secured Party", any "Obligor" or any other "person" shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

(ii)	"assets" includes present and future properties, revenues and rights of every description;
(iii)	"contingent liability" means a liability which is not certain to arise and/or the amount of which remains unascertained;
(iv)	"document" includes a deed and also a letter, fax or telex;
(v)	"expense" means any kind of cost, charge or expense (including all legal costs, charges and expenses) and any applicable Tax including VAT;
(vi)	a "Finance Document" or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended or novated;
(vii)	"indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;
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(viii)
"law" includes any order or decree, any form of delegated legislation, any treaty or international convention and any regulation or resolution of the Council of the European Union, the European Commission, the United Nations or its Security Council;

(ix)	"proceedings" means, in relation to any enforcement provision of a Finance Document, proceedings of any kind, including an application for a provisional or protective measure;
(x)
a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(xi)
a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(xii)	a provision of law is a reference to that provision as amended or re-enacted;
(xiii)	a time of day is a reference to London time;
(xiv)
any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of a jurisdiction other than England, be deemed to include that which most nearly approximates in that jurisdiction to the English legal term;

(xv)	words denoting the singular number shall include the plural and vice versa; and
(xvi)	"including" and "in particular" (and other similar expressions) shall be construed as not limiting any general words or expressions in connection with which they are used.
(a)	Section, Clause and Schedule headings are for ease of reference only and are not to be used for the purposes of construction or interpretation of the Finance Documents.
(b)
Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under, or in connection with, any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(c)	A Potential Event of Default is "continuing" if it has not been remedied or waived and an Event of Default is "continuing" if it has not been waived.
1.3	Construction of insurance terms
In this Agreement:
"excess risks" means the proportion of claims for general average, salvage and salvage charges not recoverable under the hull and machinery policies in respect of the Drillship in consequence of its insured value being less than the value at which the Drillship is assessed for the purpose of such claims;
"obligatory insurances" means all insurances effected, or which the Borrower is obliged to effect, under Clause 23 (Insurance Undertakings) or any other provision of this Agreement or of another Finance Document;
"policy" includes a slip, cover note, certificate of entry or other document evidencing the contract of insurance or its terms;
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"protection and indemnity risks" means the usual risks covered by the Rules for mobile offshore units of a protection and indemnity association, including pollution risks and the proportion (if any) of any sums payable to any other person or persons in case of collision which are not recoverable under the hull and machinery policies by reason of the incorporation in them of clause 8 of the Institute Time Clauses (Hulls) (1/10/83) or clause 8 of the Institute Time Clauses (Hulls) (1/11/1995) or the Institute Amended Running Down Clause (1/10/71) or any equivalent provision; and
"war risks" includes the risk of mines and all risks excluded by clause 23 of the Institute Time Clauses (Hulls)(1/10/83) or clause 24 of the Institute Time Clauses (Hulls) (1/11/1995) or any equivalent provision.
1.4	Agreed forms of Finance Documents
References in Clause 1.1 (Definitions) to any Finance Document being in "agreed form" are to that Finance Document:
(a)	in a form attached to a certificate dated the same date as this Agreement (and signed by the Borrower and the Facility Agent); or
(b)	in any other form agreed in writing between the Borrower and the Facility Agent acting with the authorisation of all Lenders.
1.5	Third party rights
(a)
Unless expressly provided to the contrary in a Finance Document including but not limited to Clause 16 (Costs and expenses), a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.
(c)
Any Receiver, Delegate or any other person described in paragraph (b) of Clause 14.2 (Other indemnities), paragraph (b) of Clause 30.11 (Exclusion of liability) or paragraph (b) of Clause 31.11 (Exclusion of liability) may, subject to this Clause 1.5 (Third party rights) and the Third Parties Act, rely on any Clause of this Agreement which expressly confers rights on it.

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SECTION 2
THE FACILITIES
2	THE FACILITIES
2.1	The Facilities
Subject to the terms of this Agreement, the Lenders make available to the Borrower USD senior secured credit facilities in an aggregate principal amount equal to the Total Commitments as follows:
(a)
a term loan facility which the Commercial Lenders make available in an aggregate principal amount not exceeding the Total Commercial Facility Loan Commitment, being USD 175,000,000 (the "Commercial Facility");

(b)
a term loan facility which Kexim makes available in an aggregate principal amount not exceeding the Total Kexim Direct Facility Loan Commitment, being USD 175,000,000 (the "Kexim Direct Facility"); and

(c)
a term loan facility which the Kexim Guaranteed Lenders make available in an aggregate principal amount not exceeding the Total Kexim Guaranteed Facility Loan Commitment, being USD 125,000,000 (the "Kexim Guaranteed Facility").

2.2	Finance Parties' rights and obligations
(a)
The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)
The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor shall be a separate and independent debt.

(c)	A Finance Party may not, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents.
(d)
Notwithstanding any other provision of the Finance Documents, a Finance Party may separately sue for any Unpaid Sum due to it without the consent of any other Finance Party or joining any other Finance Party to the relevant proceedings.

3	PURPOSE
3.1	Purpose
The Borrower shall apply all amounts borrowed by it under the Facilities only for the purpose of providing part financing for the Drillship to be acquired by the Drillship Owner either for payment to the Builder or in reimbursement in relation to amounts already paid to the Builder.
3.2	Monitoring
No Finance Party nor the Kexim Guarantor is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.
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4	CONDITIONS OF UTILISATION
4.1	Initial conditions precedent
The Borrower may not deliver the Utilisation Request unless the Facility Agent has received all of the documents and other evidence listed in Part A of Schedule 2 (Conditions Precedent to the Utilisation Request), in form and substance satisfactory to the Facility Agent.
4.2	Further conditions precedent
The Lenders will only be obliged to comply with Clause 5.4 (Lenders' participation) if on the date of the Utilisation Request and on the proposed Utilisation Date and before the Advance is made available:
(a)	no Default is continuing or would result from the proposed Advance;
(b)	the Repeating Representations to be made by each Obligor are true;
(c)
the Facility Agent has received, or is satisfied it will receive when the Advance is made available, all of the documents and other evidence listed in Part B of Schedule 2 (Conditions Precedent to the Utilisation) in form and substance satisfactory to the Facility Agent.

4.3	Notification of satisfaction of conditions precedent
(a)
The Facility Agent shall notify the Borrower and the Lenders promptly upon being satisfied as to the satisfaction of the conditions precedent referred to in Clause 4.1 (Initial conditions precedent) and Clause 4.2 (Further conditions precedent).

(b)
Other than to the extent that the Majority Lenders notify the Facility Agent in writing to the contrary before the Facility Agent gives the notification described in paragraph (a) above, all the Lenders authorise (but do not require) the Facility Agent to give that notification. The Facility Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification unless directly caused by the gross negligence or wilful misconduct of the Facility Agent.

4.4	Waiver of conditions precedent
If all the Lenders and the Kexim Guarantor, at their discretion, permit an Advance to be borrowed before any of the conditions precedent referred to in Clause 4.1 (Initial conditions precedent) and Clause 4.2 (Further conditions precedent) has been satisfied, the Borrower shall ensure that that condition is satisfied within five Business Days after the Utilisation Date or such later date as the Facility Agent, acting with the authorisation of all the Lenders and the Kexim Guarantor, may agree in writing with the Borrower.
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SECTION 3
UTILISATION
5	UTILISATION
5.1	Delivery of the Utilisation Request
(a)	The Borrower may utilise the Facilities by delivery to the Facility Agent of a duly completed Utilisation Request not later than the Specified Time.
(b)	The Borrower may not deliver more than one Utilisation Request in respect of the Facilities. All three Facilities must be utilised on the Utilisation Date.
5.2	Completion of the Utilisation Request
(a)	The Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:
(i)	the proposed Utilisation Date is the Delivery Date of the Drillship and is a Business Day within the applicable Availability Period;
(ii)	the currency and amount of the Utilisation comply with Clause 5.3 (Currency and amount);
(iii)	the proposed Interest Period complies with Clause 9 (Interest Periods); and
(iv)
it specifies the account of the Builder in accordance with the Building Contract and/or the account of the Drillship Owner for reimbursement to the Drillship Owner of amounts already paid to the Builder.

(a)	Only one Advance under each Facility may be requested in the Utilisation Request.
5.3	Currency and amount
(a)	The currency specified in the Utilisation Request must be dollars.
(b)	The amount of the proposed Advance must be an amount which is not more than the amount available pursuant to Clause 2.1 (The Facilities).
(c)	The Utilisation for the Drillship must be utilised pro rata across the three Facilities.
(d)	The aggregate amount of the proposed Advance must be an amount which is not more than 70 per cent. of the Market Value of the Drillship.
5.4	Lenders' participation
(a)	If the conditions set out in this Agreement have been met, each Lender shall make its participation in the Advance available by the Utilisation Date through its Facility Office.
(b)
Upon receipt of the Utilisation Request, the Facility Agent shall by the Specified Time notify each Lender and the Kexim Guarantee Agent of the details of the requested Advance and the amount of each Lender's participation.

5.5	Cancellation of Commitments
Any amount of the Total Commitments not utilised by the expiry of the applicable Availability Period shall automatically be cancelled at close of business in London on such date.
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5.6	Payment to third parties
The Facility Agent shall, on the Utilisation Date, pay to, or for the account of, the Borrower the amounts which the Facility Agent receives from the Lenders in respect of the Advance. That payment shall be made in like funds as the Facility Agent received from the Lenders in respect of the Advance to the account of the Builder which the Borrower specifies in the Utilisation Request.
5.7	Disbursement of Advance to third party
A payment by the Facility Agent under Clause 5.6 (Payment to third parties) to a person other than the Borrower shall constitute the making of the relevant Advance and the Borrower shall at that time become indebted, as principal and direct obligor, to each Lender in an amount equal to that Lender's participation in that Advance.
5.8	Prepositioning of funds
If, in respect of an Advance, the Lenders, at the request of the Borrower and on terms acceptable to all the Lenders and in their absolute discretion, pre-position funds with the Builder's bank at the request of the Borrower, the Borrower and each other Obligor:
(a)
agree to pay interest on the amount of such funds at the rate described in Clause 8.1 (Calculation of interest) applicable to the first Interest Period for the period during which funds have been pre-positioned and so that interest shall be paid together with the first payment of interest in respect of the Advance at the Utilisation Date (being the Delivery Date) or, if the Utilisation Date does not occur, within three Business Days of demand by the Facility Agent; and

(b)	shall, without duplication, indemnify each Finance Party against any losses it may incur in connection with such arrangement.
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SECTION 4
REPAYMENT, PREPAYMENT AND CANCELLATION
6	REPAYMENT
6.1	Repayment of Advances
(a)
The Borrower shall repay each Advance of each Facility by monthly repayments (each a "Repayment Instalment") together with any sums payable out of Excess Cash Flow pursuant to Clause 7.6 (Cash sweep), and, in relation to the Commercial Facility, the Commercial Facility Balloon (as defined in paragraph (c) below), in each case to be made in accordance with paragraph (c) below and Schedule 8 (Repayments) as attached hereto and as shall be updated in accordance with paragraph (e) below.

(b)	The repayment of each Advance shall commence on the first Repayment Date and on each Repayment Date thereafter, as set out in Schedule 8 (Repayments).
(c)	The Repayment Instalments under each Advance and the amount of the Commercial Facility Balloon shall be calculated as follows:
(i)	the amount drawn under the relevant Facilities, which was originally split between the three Facilities in the ratio 175 : 125 : 175, and thereafter:
(A)	in the case of the Kexim Direct Facility and the Kexim Guaranteed Facility, spread equally across the Repayment Dates as set out in Schedule 8 (Repayments); and
(B)
in the case of the Commercial Facility, spread (proportionally as set out in Schedule 8 (Repayments)) in equal amounts across the Repayment Dates with a balloon payment (the "Commercial Facility Balloon") on the Commercial Facility Termination Date aggregating all amounts remaining then outstanding under the Commercial Facility; and

(ii)	the aggregate principal outstanding on the Commercial Facility Termination Date shall not exceed USD 200,000,000 (the "Commercial Facility Termination Date Balance").
(a)
Unless the Commercial Facility has been renewed as contemplated in Clause 7.4 (Kexim prepayment option), the Commercial Facility Loan shall be repaid in full on the Commercial Facility Termination Date.

(b)
Schedule 8 (Repayments) sets out the Repayment Instalments and the amount of the Commercial Facility Balloon and shall be updated monthly following the Effective Date to reflect the repayments and prepayments as applied according to this Clause 6.1 (Repayment of Advances) and Clause 7.6 (Cash sweep).

6.2	Termination Date
On each respective Termination Date, the Borrower shall additionally pay to the Facility Agent for the account of the Finance Parties all other sums then accrued and owing under the Finance Documents.
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6.3	Reborrowing
The Borrower may not reborrow any part of a Facility which is repaid.
7	PREPAYMENT AND CANCELLATION
7.1	Illegality
If it becomes unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in an Advance or a Facility:
(a)	that Lender shall promptly notify the Facility Agent upon becoming aware of that event;
(b)	upon the Facility Agent notifying the Borrower, the Commitment of that Lender will be immediately cancelled; and
(c)
the Borrower shall repay that Lender's participation in the Facility concerned on the last day of the Interest Period for that Facility occurring after the Facility Agent has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the Facility Agent (being no earlier than the last day of any applicable grace period permitted by law).

7.2	Voluntary and automatic cancellation
(a)
The Borrower may, if it gives the Facility Agent not less than five Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or any part (being a minimum amount of USD 1,000,000) of any unutilised Facility. Any cancellation under this Clause 7.2 (Voluntary and automatic cancellation)) of a Facility or Facilities shall reduce the Commitments of the Lenders under the three Facilities rateably. Subject to the foregoing, any cancellation under this Clause 7.2 (Voluntary and automatic cancellation) of the Commercial Facility shall reduce the Commitments of the Commercial Lenders under the Commercial Facility rateably.

(b)	The unutilised Commitment of each Lender in respect of any of the Facilities shall be automatically cancelled at close of business on the Utilisation Date.
7.3	Voluntary prepayment of the Loan
(a)
The Borrower may, if it gives the Facility Agent not less than 30 Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of the Loan (but, if in part, being an amount that reduces the amount of the Loan by a minimum amount of USD 10,000,000).

(b)
Any partial prepayment under this Clause 7.3 (Voluntary prepayment of the Loan) shall be applied pro rata across the Facilities and thereafter, in relation to each Kexim Facility, in inverse order of maturity against the remaining scheduled Repayment Instalments and, in relation to the Commercial Facility, in inverse order of maturity starting with the Commercial Facility Balloon and thereafter against the remaining scheduled Repayment Instalments.

7.4	Kexim prepayment option
(a)
In the event that the Commercial Facility has not been extended hereunder by the Commercial Lenders or otherwise refinanced in each case on terms acceptable to Kexim and the Kexim Guarantor by the date falling three Months prior to the Commercial Facility Termination Date, Kexim and the Kexim Guarantor (acting through the Kexim Guarantee Agent) shall each have the option, but not the obligation, to terminate the Kexim Direct Facility Loan and the Kexim Guaranteed Facility Loan at the Commercial Facility Termination Date. Unless the Borrower has been notified in writing by Kexim and the Kexim Guarantee Agent no later than 60 days before the Commercial Facility Termination Date that Kexim and

33

the Kexim Guarantor are satisfied with such terms and do not require prepayment, then such prepayment options shall be deemed to have been exercised, and the Borrower shall prepay in full each of the Advances made by either or both Kexim and the Kexim Guaranteed Lenders (as the case may be) (being the Kexim Direct Facility Loan and/or the Kexim Guaranteed Facility Loan, as the case may be) on the Commercial Facility Termination Date without premium, penalty or additional costs of any kind.
(b)
This right of prepayment for the benefit of the Kexim Guarantor (acting through the Kexim Guarantee Agent) and Kexim set out in paragraph (a) above shall thereafter also arise for the Kexim Guarantor (acting through the Kexim Guarantee Agent) and Kexim at all other relevant times where the Commercial Facility having been extended or refinanced for a further period pursuant to sub-clause (a) above has not been further extended or otherwise refinanced on terms acceptable to the Kexim Guarantor (acting through the Kexim Guarantee Agent) and Kexim by the date falling three Months prior to the maturity date of so extended or refinanced Commercial Facility, so long as any Kexim Direct Facility Loan and/or any Kexim Guaranteed Facility loan remains at such time outstanding under this Agreement.

7.5	Mandatory prepayment on sale or Total Loss
If the Drillship is sold or otherwise disposed of in whole or in part or becomes a Total Loss, the Borrower shall prepay any and all outstanding amounts under the Finance Documents. Such prepayment shall be made:
(a)
in the case the Drillship is sold or otherwise disposed of, on or before the date upon which the sale is completed by delivery of the Drillship to the buyer or disposal of the Drillship is otherwise completed; or

(b)
in the case of a Total Loss, on the earlier of (i) the date falling 120 days, or such later date as may be agreed by the Facility Agent (acting on the instructions of the Lenders), after the Total Loss Date and (ii) the date of receipt by the Security Agent of the proceeds of insurance relating to such Total Loss.

7.6	Cash sweep
(a)
The Drillship Owner shall irrevocably authorise the Account Bank to transfer the Excess Cash Flow to the Facility Agent from its Earnings Account on a monthly basis as specified in Clause 26.1 (Payment of Earnings).

(b)	The Borrower shall irrevocably authorise the Account Bank promptly to transfer any Put and Call Receipts to the Facility Agent from its Retention Account.
(c)
The Excess Cash Flow, any Put and Call Receipts and any amounts received by the Facility Agent under Clause 26.3 (Operating Account) shall be applied in prepayment pro rata across the Facilities and thereafter, in relation to each Kexim Facility, in inverse order of maturity against the remaining scheduled Repayment Instalments and, in relation to the Commercial Facility, in inverse order of maturity starting with the Commercial Facility Balloon and thereafter against the remaining scheduled Repayment Instalments.

7.7	Restrictions
(a)
Any notice of cancellation or prepayment given by any Party under this Clause 7 (Prepayment and cancellation) shall be substantially in the form of Schedule 9 (Form of Prepayment / Cancellation Notice) hereto and shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

34

(b)
Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs pursuant to Clause 10.4 (Break Costs) and prepayment fee pursuant to Clause 7.8 (Prepayment fee) below, without premium or penalty.

(c)	The Borrower may not reborrow any part of a Facility which is prepaid.
(d)	The Borrower shall not repay or prepay all or any part of the Loan or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.
(e)	No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.
(f)	If the Facility Agent receives a notice under this Clause 7 (Prepayment and cancellation) it shall promptly forward a copy of that notice to the Borrower or all Lenders, as appropriate.
7.8	Prepayment fee
Any voluntary prepayment pursuant to Clause 7.3 (Voluntary prepayment of the Loan) made under the Kexim Direct Facility and any prepayment following a voluntary sale or disposal of the Drillship pursuant to Clause 7.5 (Mandatory prepayment on sale or Total Loss) under the Kexim Direct Facility shall be paid to the Facility Agent (for the account of Kexim) together with a fee for the account of Kexim in an amount equal to 50 basis points of the amount prepaid.
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SECTION 5
COSTS OF UTILISATION
8	INTEREST
8.1	Calculation of interest
The rate of interest on each Advance for each Interest Period relating to it is the percentage rate per annum which is the aggregate of:
(a)	the Applicable Margin; and
(b)	LIBOR.
8.2	Payment of interest
(a)	The Borrower shall pay accrued interest on each Advance on the last day of each Interest Period relating to it.
(b)	If an Interest Period is longer than one Month, the Borrower shall pay interest accrued on the Advance on the dates falling at monthly intervals after the first day of the Interest Period.
8.3	Default interest
(a)
If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the Unpaid Sum from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is 200 basis points higher than the rate which would have been payable if the Unpaid Sum had, during the period of non-payment, constituted a loan in the currency of the Unpaid Sum for successive Interest Periods, each of a duration selected by the Facility Agent (acting reasonably). Any interest accruing under this Clause 8.3 (Default interest) shall be immediately payable by the Obligor on demand by the Facility Agent.

(b)	If an Unpaid Sum consists of all or part of an Advance which became due on a day which was not the last day of an Interest Period relating to it:
(i)	the first Interest Period for that Unpaid Sum shall have a duration equal to the unexpired portion of the current Interest Period relating to that Advance; and
(ii)	the rate of interest applying to that Unpaid Sum during that first Interest Period shall be 200 basis points higher than the rate which would have applied if that Unpaid Sum had not become due.
(c)
Default interest (if unpaid) arising on an Unpaid Sum will be compounded with the Unpaid Sum at the end of each Interest Period applicable to that Unpaid Sum but will remain immediately due and payable.

(d)
Additionally the rate of interest payable on any amount to which Clause 8.1 (Calculation of interest) continues to apply shall increase by 200 basis points on the date following any notice served by the Facility Agent following an Event of Default and whilst it is continuing, unremedied or unwaived.

8.4	Notification of rates of interest
The Facility Agent shall promptly notify the Lenders and the Borrower of the determination of a rate of interest under this Agreement.
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8.5	Hedging
(a)
The Borrower may request a Hedge Counterparty to enter into Hedging Agreements and shall if such Hedging Agreements are entered into after that date maintain such Hedging Agreements in accordance with this Clause 8.5 (Hedging).

(b)	Each Hedging Agreement shall:
(i)	be with a Hedge Counterparty;
(ii)	be for a term ending on or before the Termination Date;
(iii)	have settlement dates coinciding with the Interest Payment Dates;
(iv)	be in agreed form;
(v)
provide for two-way payments in the event of a termination of a transaction in respect of a Hedging Agreement, whether on a Termination Event (as defined in the relevant Hedging Agreement) or on an Event of Default (as defined in the relevant Hedging Agreement); and

(vi)	provide that the Termination Currency (as defined in the relevant Hedging Agreement) shall be dollars.
(c)
The rights of the Borrower under the Hedging Agreements shall be assigned by way of security under an Assignment of Hedging Agreements. Each Hedge Counterparty consents to, and acknowledges notices of, the assigning by way of security by the Borrower pursuant to the Assignment of Hedging Agreements of its rights under the Hedging Agreements to which it is party in favour of the Security Agent. Any such assigning by way of security is without prejudice to, and after giving effect to, the operation of any payment or close-out netting in respect of any amounts owing under any Hedging Agreement.

(d)	The parties to each Hedging Agreement must comply with the terms of that Hedging Agreement.
(e)	Neither a Hedge Counterparty nor the Borrower may amend, supplement, extend or waive the terms of any Hedging Agreement without the consent of the Facility Agent.
(f)	Paragraph (e) above shall not apply to an amendment, supplement or waiver that is administrative and mechanical in nature and does not give rise to a conflict with any provision of this Agreement.
(g)
If, at any time, the aggregate notional principal amount of the transactions in respect of the Hedging Agreements exceeds or, as a result of any repayment or prepayment under this Agreement, will exceed 100 per cent. of the Loan at that time, the Borrower must promptly notify the Facility Agent and must, at the request of the Facility Agent, reduce the aggregate notional amount of those transactions by an amount and in a manner satisfactory to the Facility Agent so that it no longer exceeds or will not exceed 100 per cent. of the Loan then or that will be outstanding.

(h)
Any reductions in the aggregate notional amount of the transactions in respect of the Hedging Agreements in accordance with paragraph (g) above will be apportioned as between those transactions pro rata.

(i)	Paragraph (g) above shall not apply to any transactions in respect of any Hedging Agreement under which no Borrower has any actual or contingent indebtedness.
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(j)	Subject to paragraph (k) below, neither a Hedge Counterparty nor the Borrower may terminate or close out any transactions in respect of any Hedging Agreement (in whole or in part) except:
(i)	in accordance with paragraph (g) above;
(ii)
in the case of termination or closing out by a Hedge Counterparty, on the occurrence of Illegality, a Force Majeure Event, a Tax Event,Failure to Pay or Bankruptcy (as each such expression is defined in the relevant Hedging Agreement);

(iii)
in the case of termination or closing out by a Hedge Counterparty, if the Facility Agent serves notice under paragraph (b) of Clause 27.21 (Acceleration) or, having served notice under paragraph (b) of Clause 27.21 (Acceleration), makes a demand;

(iv)	in the case of any other termination or closing out by a Hedge Counterparty or the Borrower, with the consent of the Facility Agent; or
(v)	If the Secured Liabilities (other than in respect of the Hedging Agreements) have been irrevocably and unconditionally paid and discharged in full;
(k)
If a Hedge Counterparty is entitled to terminate or close out any transaction in respect of any Hedging Agreement under sub-paragraph (iii) of paragraph (j) above, such Hedge Counterparty shall promptly terminate or close out such transaction following a request to do so by the Security Agent.

(l)
A Hedge Counterparty may only suspend making payments under a transaction in respect of a Hedging Agreement if the Borrower is in breach of its payment obligations under any transaction in respect of that Hedging Agreement.

(m)	The Security Agent shall not be liable for the performance of any of the Borrower's obligations under a Hedging Agreement.
(n)
If a Hedging Agreement is entered into after the delivery of the Drillship, the Borrower shall amend the Mortgage and other Finance Documents as reasonably required by the Facility Agent for the purpose of securing that Hedging Agreement entered into after the Delivery Date or enter into a new Mortgage and amend the other Finance Documents at the request of the Facility Agent.

(o)
The Borrower agrees that, prior to them (or any of them) entering into any interest rate swap or other hedge instrument with a counterparty (other than a Hedge Counterparty, an "Other Hedge Counterparty") for the purpose of hedging any interest rate risk under this Agreement, the Borrower shall offer for a period of not less than five Business Days to enter into a swap, or other instrument, on the same proposed terms and conditions with the Hedge Counterparties (with each Hedge Counterparty taking such portion as may be agreed between the Borrower and the Hedge Counterparties or, if one or more Hedge Counterparties declines such an offer or the Borrower elects only to enter into the hedge instrument with one of them, the remaining Hedge Counterparty or Hedge Counterparties (as the case may be) shall be entitled to take such portion as it or they (as the case may be) may agree with the Borrower). If all Hedge Counterparties decline such an offer or if the Borrower elects not to proceed on the basis that the offers are not competitive, the Borrower may then (subject, and without prejudice, to the requirements set out elsewhere in the Finance Documents) enter into such swap, or other instrument, on the same terms and conditions offered to those declining Hedge Counterparties (and in the same proportion as those Hedge Counterparties would have taken if they had accepted), with the Other Hedge Counterparty. The rights of the Borrower under any hedging agreement with any Other Hedge Counterparty shall be assigned by way of Security to the Security Agent, and the obligations and liabilities of the Borrower under any hedging agreement with any Other Hedge Counterparty shall be fully subordinated (by way of a subordination agreement) to the obligations and liabilities of the Borrower under the Finance Documents.

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9	INTEREST PERIODS
9.1	Selection of Interest Periods
(a)	The Borrower may select the first Interest Period for an Advance in the Utilisation Request. The Borrower may select each subsequent Interest Period in a Selection Notice.
(b)	Each Selection Notice is irrevocable and must be delivered to the Facility Agent by the Borrower not later than the Specified Time.
(c)
If the Borrower fails to select an Interest Period in the Utilisation Request or fails to deliver a Selection Notice to the Facility Agent in accordance with paragraphs (a) and (b) above, the relevant Interest Period will be one Month.

(d)	The Borrower may select an Interest Period of one, three or six Months or any other period agreed between the Borrower and the Facility Agent (acting on the instructions of all the Lenders).
(e)	An Interest Period for an Advance shall not extend beyond the applicable Termination Date, but shall be shortened so that it ends on the applicable Termination Date.
(f)
In respect of a Repayment Instalment, an Interest Period for a part of the Advance equal to such Repayment Instalment shall end on the Repayment Date relating to it if such date is before the end of the Interest Period then current.

(g)	The first Interest Period for an Advance shall start on the Utilisation Date and each subsequent Interest Period shall start on the last day of the preceding Interest Period.
9.2	Non-Business Days
If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).
10	CHANGES TO THE CALCULATION OF INTEREST
10.1	Absence of quotations
Subject to Clause 10.2 (Market disruption), if LIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by the Specified Time on the Quotation Day, the applicable LIBOR shall be determined on the basis of the quotations of the remaining Reference Banks.
10.2	Market disruption
(a)
If a Market Disruption Event occurs in relation to any Advance for any Interest Period, then the rate of interest on each Lender's share of the Advance (if any) for the Interest Period shall be the rate per annum which is the sum of:

(i)	the Applicable Margin; and
(ii)
the rate notified to the Facility Agent by that Lender as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Lender of funding its participation in that Advance from whatever source it may reasonably select.

39

(b)	In this Agreement "Market Disruption Event" means:
(i)
at or about noon on the Quotation Day for the relevant Interest Period, the Screen Rate is not available and none or only one of the Reference Banks supplies a rate to the Facility Agent to determine LIBOR for dollars for the relevant Interest Period; or

(ii)
before close of business in London on the Quotation Day for the relevant Interest Period, the Facility Agent receives notifications from a Lender or Lenders (whose participations in the Advance concerned exceed 50 per cent. of that Advance) that the cost to it or them of funding its participations in the Advance concerned or part of the Advance concerned from whatever source it may reasonably select be in excess of LIBOR.

10.3	Alternative basis of interest or funding
(a)
If a Market Disruption Event occurs and the Facility Agent or the Borrower so requires, the Facility Agent and the Borrower shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest or (as the case may be) an alternative basis for funding.

(b)
Any substitute or alternative basis agreed pursuant to paragraph (a) above shall, with the prior consent of all the Lenders who participate in the relevant Advance and the Borrower, be binding on all Parties to the Finance Documents.

10.4	Break Costs
(a)
The Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of an Advance or Unpaid Sum being paid by the Borrower on a day other than the last day of an Interest Period for the Advance or Unpaid Sum.

(b)	Each Lender shall, as soon as reasonably practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue.
11	FEES
11.1	Commitment fee
(a)
The Borrower shall pay to the Facility Agent (for the account of each Lender) a commitment fee (the "Commitment Fee") computed at the rate of 40 per cent. per annum on the relevant Applicable Margin calculated on the undrawn Commitment of each Lender for each Facility, commencing on the date of this Agreement having been signed, and ending on the last day of the relevant Availability Period for each Facility.

(b)
The accrued Commitment Fee is payable in arrears on the last day of each successive period of three Months which ends during the Availability Period, on the Utilisation Date and, if cancelled, on the cancelled amount of the relevant Lender's or Lenders' Commitment at the time the cancellation is effective.

11.2	Other fees
The Borrower shall pay such other fees as set out in the Fee Letters.
11.3	Kexim Guarantee Premium
(a)
The Borrower acknowledges that the Kexim Guaranteed Lenders shall procure the placement of the Kexim Guarantee either through the Kexim Guarantee Agent or directly with the Kexim Guarantor and shall benefit from it throughout the duration of the Security

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Period. The Borrower agrees to pay to the Facility Agent (for the account of the Kexim Guarantor) the Kexim Guarantee Premium in respect of the Kexim Guarantee monthly in advance throughout the duration of the Security Period, at such time and in such amount as further described in a Fee Letter made between the Facility Agent, the Kexim Guarantor, the Kexim Guarantee Agent and the Borrower.
(b)
The Borrower agrees that its obligation to make the payments set out in paragraph (a) above to the Facility Agent in respect of the Kexim Guarantee Premium (or any part thereof) shall be an absolute obligation and shall not be affected by any matter whatsoever. The Kexim Guarantee Premium (or any part thereof) shall be refundable only in accordance with the terms of the Fee Letter referred to in paragraph (a) above.

(c)
The Borrower acknowledges that the amount of the Kexim Guarantee Premium will be solely determined by the Kexim Guarantor and no Kexim Guaranteed Lender is in any way involved in the determination of the amount of the Kexim Guarantee Premium and agrees that the Borrower shall have no claim or defence against any Kexim Guaranteed Lender in connection with the amount of the Kexim Guarantee Premium.

(d)	Any refund of the Kexim Guarantee Premium received by a Finance Party shall, provided no Event of Default is continuing, be promptly paid or transferred to the Borrower.
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SECTION 6
ADDITIONAL PAYMENT OBLIGATIONS
12	TAX GROSS UP AND INDEMNITIES
12.1	Definitions
(a)	In this Agreement:
"Protected Party" means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document;
"Tax Credit" means a credit against, relief or remission for, or repayment of any Tax.
"Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.
"Tax Payment" means either the increase in a payment made by an Obligor to a Finance Party under Clause 12.2 (Tax gross-up) or a payment under Clause 12.3 (Tax indemnity).
(b)
Unless a contrary indication appears, in this Clause 12 (Tax Gross Up and Indemnities) reference to "determines" or "determined" means a determination made in the absolute discretion of the person making the determination.

(c)	This Clause 12 (Tax gross up and indemnities) shall not apply to any Hedging Agreement.
12.2	Tax gross-up
(a)	Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.
(b)
The Borrower shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Facility Agent accordingly. Similarly, a Lender shall notify the Facility Agent on becoming so aware in respect of a payment payable to that Lender. If the Facility Agent receives such notification from a Lender it shall notify the Borrower and that Obligor.

(c)
If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)
If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(e)
Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Facility Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

12.3	Tax indemnity
(a)	The Borrower shall (within three Business Days of demand by the Facility Agent) pay to a Protect(b) ed Party an amount equal to the loss, liability or cost which that Protected Party
42

determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.
(c)	Paragraph (a) above shall not apply:
(i)	with respect to any Tax assessed on a Finance Party:
(A)
under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(B)	under the law of the jurisdiction in which that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction, if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or (ii)          to the extent a loss, liability or cost:
(A)	is compensated for by an increased payment under Clause 12.2 (Tax gross-up); or
(B)	relates to a FATCA Deduction required to be made by a Party.
(d)
A Protected Party making, or intending to make, a claim under paragraph (a) above shall promptly notify the Facility Agent of the event which will give, or has given, rise to the claim, following which the Facility Agent shall notify the Borrower.

(e)	A Protected Party shall, on receiving a payment from an Obligor under this Clause 12.3 (Tax indemnity), notify the Facility Agent.
12.4	Tax Credit
If an Obligor makes a Tax Payment and the relevant Finance Party determines that:
(a)	a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was received; and
(b)
that Finance Party has obtained, utilised and retained that Tax Credit; the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

12.5	Stamp taxes
The Borrower shall pay and, within three Business Days of demand, indemnify each Secured Party against any cost, loss or liability which that Secured Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.
12.6	VAT
(a)
All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is

43

required to account to the relevant tax authority for the VAT, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that Party).
(b)
If VAT is or becomes chargeable on any supply made by any Finance Party (the "Supplier") to any other Finance Party (the "Recipient") under a Finance Document, and any Party other than the Recipient (the "Relevant Party") is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):

(i)
(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and

(ii)
(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(c)
Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(d)
Any reference in this Clause 12.6 (VAT) to any Party shall, at any time when such Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term "representative member" to have the same meaning as in the Value Added Tax Act 1994).

(e)
In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party's VAT registration and such other information as is reasonably requested in connection with such Finance Party's VAT reporting requirements in relation to such supply.

12.7	FATCA Information
(a)	Subject to paragraph (c) below, each Party shall, within ten Business Days of a reasonable request by another Party:
(i)	confirm to that other Party whether it is:
(A)	a FATCA Exempt Party; or
(B)	not a FATCA Exempt Party; and
(ii)
supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and

44

(iii)
supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliances with any other law, regulation or exchange of information regime.

(b)
If a Party confirms to another Party pursuant to sub-paragraph (i) of paragraph (a) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)
Paragraph (a) above shall not oblige any Finance Party to do anything and sub-paragraph (iii) of paragraph (a) above shall not oblige any other Party to do anything which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;
(ii)	any fiduciary duty; or
(iii)	any duty of confidentiality.
(d)
If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with sub-paragraphs (i) or (ii) of paragraph (a) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

(e)
If the Borrower is a US Tax Obligor, or the Facility Agent reasonably believes that its obligations under FATCA or any other applicable law or regulation require it, each Lender shall, within ten Business Days of:

(i)	where the Borrower is a US Tax Obligor and the relevant Lender is an Original Lender, the date of this Agreement;
(ii)	where the Borrower is a US Tax Obligor on a Transfer Date and the relevant Lender is a New Lender, the relevant Transfer Date; or
(iii)	where the Borrower is not a US Tax Obligor, the date of a request from the Facility Agent, supply to the Facility Agent:
(iv)	a withholding certificate on Form W-8 or Form W-9 or any other relevant form; or
(v)	any withholding statement or other document, authorisation or waiver as the Facility Agent may require to certify or establish the status of such Lender under FATCA or that other law or regulation.
(f)	The Facility Agent shall provide any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to paragraph (e) above to the Borrower.
(g)
If any withholding certificate, withholding statement, document, authorisation or waiver provided to the Facility Agent by a Lender pursuant to paragraph (e) above is or becomes materially inaccurate or incomplete, that Lender shall promptly update it and provide such updated withholding certificate, withholding statement, document, authorisation or waiver to the Facility Agent unless it is unlawful for the Lender to do so (in which case the Lender shall promptly notify the Facility Agent). The Facility Agent shall provide any such updated

45

withholding certificate, withholding statement, document, authorisation or waiver to the Borrower.
(h)
The Facility Agent may rely on any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to paragraph (e) or (g) above without further verification. The Facility Agent shall not be liable for any action taken by it under or in connection with paragraphs (e), (f) or (g) above.

12.8	FATCA Deduction
(a)
Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)
Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify each Obligor and the Facility Agent and the Facility Agent shall notify the other Finance Parties.

13	INCREASED COSTS
13.1	Increased costs
(a)
Subject to Clause 13.3 (Exceptions), the Borrower shall, within three Business Days of a demand by the Facility Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates which:

(i)	arises as a result of:
(A)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation; or
(B)	compliance with any law or regulation made,
after the date of this Agreement; or
(ii)
arises as a result of the implementation, interpretation, administration or application of or compliance with Basel Ill, CRD IV or CRR or any law or regulation that implements or applies Basel Ill, CRD IV or CRR

(b)	In this Agreement, "Increased Costs" means:
(i)	a reduction in the rate of return from any Facility or on a Finance Party's (or its Affiliate's) overall capital;
(ii)	an additional or increased cost; or
(iii)	a reduction of any amount due and payable under any Finance Document, which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document.
13.2	Increased cost claims
(a)
A Finance Party intending to make a claim pursuant to Clause 13.1 (Increased costs) shall notify the Facility Agent of the event giving rise to the claim, following which the Facility Agent shall promptly notify the Borrower.

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(b)	Each Finance Party shall, as soon as practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Increased Costs.
13.3	Exceptions
Clause 13.1 (Increased costs) does not apply to the extent any Increased Cost is:
(a)	attributable to a Tax Deduction required by law to be made by an Obligor;
(b)	attributable to a FATCA Deduction required to be made by a Party;
(c)
compensated for by Clause 12.3 (Tax indemnity) (or would have been compensated for under Clause 12.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 12.3 (Tax indemnity) applied);

(d)	compensated for by any payment made pursuant to Clause 14.3 (Mandatory Cost);
(e)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation; or
(f)	incurred by a Hedge Counterparty in its capacity as such.
14	OTHER INDEMNITIES
14.1	Currency indemnity
(a)
If any sum due from an Obligor under the Finance Documents (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of:

(i)	making or filing a claim or proof against that Obligor; or
(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, that Obligor shall, as an independent obligation, within three Business Days of demand, indemnify each Secured Party to which that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.
(b)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.
(c)	This Clause 14.1 does not apply to any sum due under a Hedging Agreement
14.2	Other indemnities
(a)	The Borrower shall (or shall procure that an Obligor will), within three Business Days of demand, indemnify each Secured Party against any cost, loss or liability incurred by it as a result of:
(i)	the occurrence of any Event of Default;
47

(ii)
a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 34 (Sharing among the Finance Parties);

(iii)
funding, or making arrangements to fund, its participation in an Advance requested by the Borrower in the Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone);

(iv)	the Loan (or part of the Loan) not being prepaid in accordance with a notice of prepayment given by the Borrower; or
(v)
any claim, action, civil penalty or fine against, any settlement, and any other kind of loss or liability, and all reasonable costs and expenses (including reasonable counsel fees and disbursements) incurred by a Secured Party as a result of conduct of any Obligor or member of the Restricted Group or any of their partners, directors, officers employees, agents or advisors, that violates any Sanctions.

(b)
The Borrower shall (or shall procure that an Obligor will) within three Business Days of demand indemnify each Finance Party, each Affiliate of a Finance Party and each officer or employee of a Finance Party or its Affiliate (each such person for the purposes of this Clause 14.2 (Other indemnities) an "Indemnified Person"), against any cost, loss or liability incurred by that Indemnified Person pursuant to or in connection with any litigation, arbitration or administrative proceedings or regulatory enquiry, in connection with or arising out of the entry into and the transactions contemplated by the Finance Documents, having the benefit of any Security constituted by the Finance Documents or which relates to the condition or operation of, or any incident occurring in relation to, the Drillship unless such cost, loss or liability is caused by the gross negligence or wilful misconduct of that Indemnified Person.

(c)
Without limiting, but subject to any limitations set out in paragraph (b) above, the indemnity in paragraph (b) above shall cover any cost, loss or liability incurred by each Indemnified Person in any jurisdiction:

(i)	arising or asserted under or in connection with any law relating to safety at sea, the ISM Code, any Environmental Law or any Sanctions; or
(ii)	in connection with any Environmental Claim.
(d)	Any Affiliate or any officer or employee of a Finance Party or of any of its Affiliates may rely on this Clause 14.2 (Other indemnities) and the provisions of the Third Parties Act.
14.3	Mandatory Cost
The Borrower shall, within five Business Days of demand by the Facility Agent, pay to the Facility Agent for the account of the relevant Lender, such amount which any Lender certifies in a notice to the Facility Agent to be its good faith determination of the amount necessary to compensate it for complying with:
(a)
in the case of a Lender lending from a Facility Office in a Participating Member State, the minimum reserve requirements (or other requirements having the same or similar purpose) of the European Central Bank, the Swiss National Bank or the Swiss Financial Market Supervisory Authority (FINMA) or any other authority or agency which replaces all or any of its functions) in respect of loans made from that Facility Office; and

(b)
in the case of any Lender lending from a Facility Office in the United Kingdom, any reserve asset, special deposit or liquidity requirements (or other requirements having the same or similar purpose) of the Bank of England (or any other governmental authority or agency) and/or paying any fees to the Financial Conduct Authority and/or the Prudential Regulation

48

Authority (or any other governmental authority or agency which replaces all or any of their functions), which, in each case, is referable to that Lender's participation in the Loan.
14.4	Indemnity to the Servicing Banks and the Kexim Guarantee Agent
The Borrower shall (or shall procure that an Obligor will) within five Business Days of demand indemnify each Servicing Bank and the Kexim Guarantee Agent against any cost, loss or liability incurred by it (acting reasonably) as a result of:
(a)	investigating any event which it reasonably believes is a Default; or
(b)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised.
14.5	Indemnity to the Security Agent
(a)
The Borrower shall (or shall procure that an Obligor will) within five Business Days of demand indemnify the Security Agent and every Receiver and Delegate against any cost, loss or liability incurred by any Secured Party:

(i)	in relation to or as a result of:
(A)	the taking, holding, protection or enforcement of the Finance Documents and the Transaction Security;
(B)	the exercise of any of the rights, powers, discretions and remedies vested in the Security Agent and each Receiver and Delegate by the Finance Documents or by law;
(C)	any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents; and
(D)	any action by any Obligor which vitiates, reduces the value of, or is otherwise prejudicial to, the Transaction Security,
(ii)
which otherwise relates to any of the Security Property or the performance of the terms of this Agreement or the other Finance Documents (otherwise than as a result of the Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct).

(b)
The Security Agent and every Receiver and Delegate may, in priority to any payment to the Secured Parties, indemnify itself out of the Charged Property in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 14.5 (Indemnity to the Security Agent) and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all monies payable to it.

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15	MITIGATION BY THE LENDERS
15.1	Mitigation
(a)
Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 7.1 (Illegality), Clause 12 (Tax Gross Up and Indemnities), Clause 13 (Increased Costs) or paragraph (a) of Clause 14.3 (Mandatory Cost) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b)	Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.
15.2	Limitation of liability
(a)	The Borrower shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 15.1 (Mitigation).
(b)	A Finance Party is not obliged to take any steps under Clause 15.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.
16	COSTS AND EXPENSES
16.1	Transaction expenses
The Borrower shall promptly on demand pay any Secured Party and the Kexim Guarantor the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing, execution and syndication and perfection of:
(a)	this Agreement and any other documents referred to in this Agreement and the Transaction Security; and
(b)	any other Finance Documents executed after the date of this Agreement.
16.2	Amendment costs
If:
(a)	an Obligor requests an amendment, waiver or consent; or
(b)	an amendment is required pursuant to Clause 35.9 (Change of currency); or
(c)	an Obligor requests, and the Security Agent agrees to, the release of any part of the Charged Property from the Transaction Security, the Borrower shall, within three Business Days of demand, reimburse each of the Facility Agent and the Security Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by each Secured Party or the Kexim Guarantor in responding to, evaluating, negotiating or complying with that request or requirement.
16.3	Enforcement and preservation costs
The Borrower shall, within three Business Days of demand, pay to each Secured Party and the Kexim Guarantor the amount of all costs and expenses (including legal fees) incurred by that Secured Party or the Kexim Guarantor in connection with the enforcement of, or the preservation of any rights under, any Finance Document and the Transaction Security and
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any proceedings instituted by or against the Security Agent as a consequence of taking or holding the Transaction Security or enforcing those rights.
16.4	Web Services
The Borrower shall promptly on demand pay to the Facility Agent the amount of the annual fee and other related costs incurred for the use by the Facility Agent and the other Finance Parties of the electronic communication services under Clause 37.5 (Electronic Communication) of this Agreement.
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SECTION 7
GUARANTEE
17	GUARANTEE AND INDEMNITY
17.1	Guarantee and indemnity
The Guarantor irrevocably and unconditionally on a joint and several basis:
(a)	guarantees to each Finance Party punctual performance by the Borrower of all the Borrower's obligations under the Finance Documents;
(b)
undertakes with each Finance Party that whenever the Borrower does not pay any amount when due under or in connection with any Finance Document, the Guarantor shall immediately on demand by the Facility Agent pay that amount as if it were the principal obligor; and

(c)
agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand by the Facility Agent against any cost, loss or liability it incurs as a result of the Borrower not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by the Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 17 (Guarantee and Indemnity) if the amount claimed had been recoverable on the basis of a guarantee.

17.2	Continuing guarantee
This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by the Borrower under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.
17.3	Reinstatement
If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Secured Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of the Guarantor under this 17 (Guarantee and Indemnity) will continue or be reinstated as if the discharge, release or arrangement had not occurred.
17.4	Waiver of defences
The obligations of the Guarantor under this Clause 17 (Guarantee and Indemnity) and in respect of any Transaction Security will not be affected or discharged by an act, omission, matter or thing which, but for this Clause 17.4 (Waiver of defences), would reduce, release or prejudice any of its obligations under this Clause 17 (Guarantee and Indemnity) or in respect of any Transaction Security (without limitation and whether or not known to it or any Secured Party) including:
(a)	any time, waiver or consent granted to, or composition with, any Obligor or other person;
(b)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Restricted Group;
(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect or delay in perfecting, take up or enforce, any rights against, or security over assets
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of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;
(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;
(e)
any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including, without limitation, any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or
(g)	any insolvency or similar proceedings.
17.5	Immediate recourse
The Guarantor waives any right it may have of first requiring any Secured Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person (including without limitation to commence any proceedings under any Finance Document or to enforce any Transaction Security) before claiming or commencing proceedings under this Clause 17 (Guarantee and Indemnity). This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.
17.6	Appropriations
Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Secured Party (or any trustee or agent on its behalf) may:
(a)
refrain from applying or enforcing any other moneys, security or rights held or received by that Secured Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and the Guarantor shall not be entitled to the benefit of the same; and

(b)	hold in an interest-bearing suspense account any moneys received from a Guarantor or on account of the Guarantor's liability under this Clause 17 (Guarantee and Indemnity).
17.7	Deferral of Guarantor's rights
All rights which the Guarantor at any time has (whether in respect of this guarantee, a mortgage or any other transaction) against the Borrower, any other Obligor or their respective assets shall be fully subordinated to the rights of the Secured Parties under the Finance Documents and until the end of the Security Period and unless the Facility Agent otherwise directs, the Guarantor will not exercise any rights which it may have (whether in respect of any Finance Document to which it is a Party or any other transaction) by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 17 (Guarantee and Indemnity):
(a)	to be indemnified by an Obligor;
(b)	to claim any contribution from any third party providing security for, or any other guarantor of, any Obligor's obligations under the Finance Documents;
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(c)
to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Secured Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Secured Party;

(d)
to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which the Guarantor has given a guarantee, undertaking or indemnity under Clause 17.1 (Guarantee and indemnity);

(e)	to exercise any right of set-off against any Obligor; and/or
(f)	to claim or prove as a creditor of any Obligor in competition with any Secured Party.
If the Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Secured Parties by the Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Secured Parties and shall promptly pay or transfer the same to the Facility Agent or as the Facility Agent may direct for application in accordance with Clause 35 (Payment Mechanics).
17.8	Additional security
This guarantee and any other Security given by the Guarantor is in addition to and is not in any way prejudiced by, and shall not prejudice, any other guarantee or Security or any other right of recourse now or subsequently held by any Secured Party or any right of set-off or netting or right to combine accounts in connection with the Finance Documents.
17.9	Applicability of provisions of Guarantee to other Security
Clauses 17.2 (Continuing guarantee), 17.3 (Reinstatement), 17.4 (Waiver of defences), 17.5 (Immediate recourse), 17.6 (Appropriations), 17.7 (Deferral of Guarantor's rights) and 17.8 (Additional security) shall apply, with any necessary modifications, to any Security which the Guarantor creates (whether at the time at which it signs this Agreement or at any later time) to secure the Secured Liabilities or any part of them.
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SECTION 8
REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT
18	REPRESENTATIONS
18.1	General
Each Obligor makes the representations and warranties set out in this Clause 18 (Representations) to each Finance Party on the date of this Agreement.
18.2	Status
(a)	It is a corporation, duly incorporated and validly existing in good standing under the law of its jurisdiction of incorporation.
(b)	It and each of its Subsidiaries (if any) has the power to own its assets and carry on its business as it is being conducted.
18.3	Binding obligations
The obligations expressed to be assumed by it in each Finance Document to which it is a party and, in the case of the Drillship Owner, the Building Contract, are legal, valid, binding and enforceable obligations.
18.4	Validity, effectiveness and ranking of Security
(a)
Each Finance Document to which it is a party does now or, as the case may be, will upon execution and delivery and, where applicable, registration create the Security it purports to create over any assets to which such Security, by its terms, relates, and such Security will, when created or intended to be created, be valid and effective.

(b)	No third party has or will have any Security (except for Permitted Security) over any assets that are the subject of any Transaction Security granted by it.
(c)
The Transaction Security granted by it to the Security Agent or any other Secured Party has or will when created or intended to be created have the first ranking priority it is expressed to have in the Finance Documents and is not subject to any prior ranking or pari passu ranking security.

18.5	Non-conflict with other obligations
The entry into and performance by it of, and the transactions contemplated by, each Finance Document to which it is a party and, in the case of the Drillship Owner, the Building Contract, do not and will not conflict with:
(a)	any law or regulation applicable to it;
(b)	the constitutional documents of any member of the Restricted Group; or
(c)
any agreement or instrument binding upon it or any member of the Restricted Group or any member of the Restricted Group's assets or constitute a default or termination event (however described) under any such agreement or instrument.

18.6	Power and authority
(a)	It has the power to enter into, perform and deliver, and has taken all necessary action to authorise:
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(i)
in the case of the Drillship Owner, its execution of the Total Drilling Contract and the Building Contract, the purchase of and payment for the Drillship under that Building Contract and its registration of the Drillship under the Approved Flag;

(ii)
its entry into, performance and delivery of, each Finance Document to which it is a party and, in the case of the Drillship Owner, the Total Drilling Contract and the Building Contract and the transactions contemplated by those Finance Documents, the Building Contract and the Total Drilling Contract.

(b)	No limit on its powers will be exceeded as a result of the borrowing, granting of security or giving of guarantees or indemnities contemplated by the Finance Documents to which it is a party.
18.7	Validity and admissibility in evidence All Authorisations required or desirable:
(a)
to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party and, in the case of the Drillship Owner, the Building Contract and the Total Drilling Contract; and

(b)
to make the Finance Documents to which it is a party and, in the case of the Drillship Owner, the Building Contract and the Total Drilling Contract, admissible in evidence in its Relevant Jurisdictions, have been obtained or effected and are in full force and effect.
18.8	Governing law and enforcement
(a)	The choice of governing law of each Finance Documents to which it is a party will be recognised and enforced in its Relevant Jurisdictions.
(b)
Any judgment obtained in relation to a Finance Document to which it is a party in the jurisdiction of the governing law of that Finance Document will be recognised and enforced in its Relevant Jurisdictions.

18.9	No filing or stamp taxes
Under the laws of its Relevant Jurisdictions it is not necessary that the Finance Documents to which it is a party be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar taxes or fees be paid on or in relation to the Finance Documents to which it is a party or the transactions contemplated by those Finance Documents except:
(a)	in case of the Drillship Owner, the registration of the Mortgage at the Marshall Island ship registry which will be made at the Delivery Date;
(b)	if applicable, any other registration required by the legal advisers to the Finance Parties, which will be made and paid promptly after the date of the relevant Finance Documents.
18.10	Deduction of Tax
It is not required to make any deduction for or on account of Tax from any payment it may make under any Finance Document to which it is a party.
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18.11	Taxes paid
(a)
It is not and no other member of the Restricted Group is materially overdue in the filing of any Tax returns and it is not (and no other member of the Restricted Group is) overdue in the payment of any amount in respect of Tax.

(b)	No claims or investigations are being, or are reasonably likely to be, made or conducted against it with respect to Taxes.
18.12	No default
(a)	No Default is continuing or might reasonably be expected to result from the making of any Utilisation.
(b)
No other event or circumstance is outstanding which constitutes a default or a termination event (however described) under any other agreement or instrument which is binding on it or any of its Subsidiaries (if any) or to which its (or any of its Subsidiaries') assets are subject.

18.13	No misleading information
(a)
Any factual information provided by any member of the Restricted Group for the purposes of this Agreement, including but not limited to the Budget delivered in accordance with Clause 19.5 (Budget), was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated.

(b)	The financial projections contained in any such information have been prepared on the basis of recent historical information and on the basis of reasonable assumptions.
(c)
Nothing has occurred or been omitted from any such information and no information has been given or withheld that results in the information, including but not limited to the Budget, being untrue or misleading in any material respect.

18.14	Original Financial Statements
(a)	The Original Financial Statements were prepared in accordance with the applicable Accounting Principles consistently applied.
(b)	The Original Financial Statements fairly represent its financial condition and operations during the relevant financial year.
(c)	There has been no material adverse change in the assets, business or consolidated financial condition of the Restricted Group since 31 December 2013.
18.15	Pari passu ranking
Its payment obligations under the Finance Documents to which it is a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.
18.16	No proceedings pending or threatened
No litigation, arbitration or administrative proceedings or investigations (including proceedings or investigations relating to any alleged or actual breach of the ISM Code or of the ISPS Code) of or before any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse Effect have (to the best of its knowledge and belief (having made due and careful enquiry)) been started or threatened against it or any of its Subsidiaries (if any).
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18.17	Validity and completeness of the Building Contract and Total Drilling Contract
(a)
The Building Contract and the Total Drilling Contract entered into constitutes legal, valid, binding and enforceable obligations of the Builder, the Client and the Drillship Owner respectively, as the case may be.

(b)	The copies of the Building Contract and the Total Drilling Contract delivered to the Facility Agent before the date of this Agreement are true and complete copies.
(c)
No amendments or additions to the Building Contract or the Total Drilling Contract have been agreed nor has (i) the Drillship Owner or the Builder waived any of their respective rights under the Building Contract or (ii) the Drillship Owner or the Client waived any of their respective rights under the Total Drilling Contract.

18.18	No rebates etc.
There is no agreement or understanding to allow or pay any rebate, premium, inducement, commission, discount or other benefit or payment (however described) to the Drillship Owner or any other member of the Restricted Group, the Builder or a third party in connection with the purchase by the Drillship Owner of the Drillship, other than as disclosed to the Facility Agent in writing on or before the date of this Agreement.
18.19	No breach of laws
It has not (and none of its Subsidiaries have) breached any law or regulation which breach has or is reasonably likely to have a Material Adverse Effect.
18.20	Compliance with Environmental Laws
All Environmental Laws relating to the ownership, operation and management of the Drillship and the business of each member of the Restricted Group (as now conducted and as reasonably anticipated to be conducted in the future) and the terms of all Environmental Approvals have been complied with.
18.21	No Environmental Claim
No Environmental Claim has been made or threatened against any member of the Restricted Group or the Drillship.
18.22	No Environmental Incident
No Environmental Incident has occurred and no person has claimed that an Environmental Incident has occurred.
18.23	ISM and ISPS Code compliance
All requirements of the ISM Code and the ISPS Code as they relate to the Drillship Owner, the Manager and the Drillship have been complied with.
18.24	Financial Indebtedness
No company within the Restricted Group has any Financial Indebtedness outstanding other than as permitted by this Agreement.
18.25	Overseas companies
No Obligor has delivered particulars, whether in its name stated in the Finance Documents or any other name, of any UK Establishment to the Registrar of Companies as required under the Overseas Regulations or, if it has so registered, it has provided to the Facility Agent
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sufficient details to enable an accurate search against it to be undertaken by the Lenders at the Companies Registry.
18.26	Place of business
The Drillship Owner and the Borrower will maintain their place of business at the address disclosed to the Facility Agent in writing on or prior the date of this Agreement.
18.27	No employee or pension arrangements
The Borrower does not have any employees or any liabilities under any pension scheme.
18.28	Ownership
(a)	The Trust owns all of the shares and the ownership interests in the Borrower as described in Schedule 11 (Corporate Structure).
(b)	The Trust owns all of the shares and the ownership interests in the Drillship Owner as described in Schedule 11 (Corporate Structure).
(c)	None of the shares in any of the companies within the Restricted Group are subject to any option to purchase, pre-emption rights or similar rights.
18.29	Good title to assets
It and each other member of the Restricted Group has a good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business as presently conducted.
18.30	The Drillship
The Drillship is with effect from the Utilisation Date:
(a)
in the absolute ownership of the Drillship Owner, free and clear of all encumbrances (other than any Permitted Security), and the Drillship Owner is the sole, legal and beneficial owner of the Drillship;

(b)	registered in the name of the Drillship Owner under the Approved Flag;
(c)	operationally seaworthy in every way and fit for service; and
(d)	classed with the Approved Classification with the Approved Classification Society and is free of all overdue requirements and recommendations.
18.31	No money laundering
Each Obligor is acting for its own account in relation to the Facilities and in relation to the performance and the discharge of its respective obligations and liabilities under the Finance Documents and the transactions and other arrangements effected or contemplated by the Finance Documents to which such Obligor is a party, and the foregoing will not involve or lead to contravention of any law, official requirement or other regulatory measure or procedure implemented to combat money laundering (as defined in Article I of the Directive (2001/97EC of the European Parliament and of 4 December 2001) or article 305bis of the Swiss Penal Code) including, but not limited to Directive 2005/60 amending Council Directive 91/308).
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18.32	Corrupt practices
The Obligors have observed, and to the best of their knowledge and belief, parties acting on their behalf have observed in the course of acting for them, all applicable laws and regulations relating to bribery and corrupt practices including but not limited to the Foreign Corrupt Practices Act of 1977 and the UK Bribery Act 2010.
18.33	Sanctions
None of the Obligors, nor any of their Subsidiaries nor any of their directors and officers or any other Relevant Person is:
(a)	a Restricted Party;
(b)	in breach of Sanctions; or
(c)	subject to or involved in any complaint, claim, proceeding, formal notice, investigation or other action by any regulatory or enforcement authority or third party concerning any Sanctions.
18.34	No immunity
The execution and delivery by an Obligor of the Finance Documents to which such Obligor is a party constitutes, and the exercise of its respective rights and performance of its respective obligations under the Finance Documents will constitute, private and commercial acts performed for private and commercial purposes, and such Obligor will not (except for bankruptcy or any similar proceedings) be entitled to claim for itself or any or all of its respective assets immunity from suit, execution, attachment or other legal process in any proceedings taken in relation to any Finance Document.
18.35	Insolvency
(a)
No corporate action, legal proceeding or other procedure or step described in paragraph (a) of Clause 27.11 (Insolvency proceedings) has been taken or, to the knowledge of the Borrower, threatened in relation to a member of the Restricted Group.

(b)	No creditors' process described in Clause 27.12 (Creditors' process), has been taken or threatened in relation to any Obligor.
(c)	None of the circumstances described in Clause 27.10 (Insolvency) applies to any Obligor.
(d)	The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Finance Documents.
18.36	Kexim Guarantee
The Obligors are not in breach of the provisions set out in the Kexim Guarantee.
18.37	US Tax Obligor
No Obligor is a US Tax Obligor.
18.38	Repetition
The Repeating Representations are deemed to be made by each Obligor by reference to the facts and circumstances then existing on the date of each Utilisation Request, on each Utilisation Date and the first day of each Interest Period.
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19          INFORMATION UNDERTAKINGS
19.1	General
The undertakings in this Clause 19 (Information Undertakings) remain in force throughout the Security Period unless the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders), may otherwise permit.
19.2	Financial statements
The Borrower shall supply to the Facility Agent in sufficient copies for all the Lenders:
(a)
as soon as the same become available, but in any event within 120 days after the end of each financial year its audited consolidated financial statements (to include a profit and loss account, balance sheet and cash flow statement);

(b)
as soon as the same become available, but in any event within 60 days after each Quarter Date in each financial year its unaudited consolidated financial statements for that financial quarter (to include a profit and loss account, balance sheet and, where available, a cash flow statement); and

(c)	prior to each financial year, detailed two year cash flow projections of the Restricted Group in a format approved by the Facility Agent (acting reasonably).
19.3	Compliance Certificate
(a)
The Borrower shall supply to the Facility Agent, with each set of financial statements delivered pursuant to paragraphs (a) and (b) of Clause 19.2 (Financial statements), a Compliance Certificate setting out (in reasonable detail) computations as to compliance with Clause 20 (Financial Covenants) and, if applicable, Clause 21 (Financial covenants after the Interim Maturity Date) as at the date as at which those financial statements were drawn up.

(b)	Each Compliance Certificate shall be signed by the chief financial officer or any authorized signatory of the Borrower.
19.4	Requirements as to financial statements
The Borrower shall procure that each set of financial statements delivered pursuant to Clause 19.2 (Financial statements) is prepared using the applicable Accounting Principles, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements unless, in relation to any set of financial statements, it notifies the Facility Agent that there has been a change in the applicable Accounting Principles, accounting practices or reference periods and the relevant auditors deliver to the Facility Agent:
(a)
a description of any change necessary for those financial statements to reflect the applicable Accounting Principles, accounting practices and reference periods upon which the Original Financial Statements were prepared; and

(b)
sufficient information, in form and substance as may be reasonably required by the Facility Agent, to enable the Lenders to determine whether Clause 20 (Financial Covenants) and, if applicable, Clause 21 (Financial covenants after the Interim Maturity Date) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and the Original Financial Statements.

Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.
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19.5	Budget
(a)
The Borrower shall deliver to the Facility Agent (in sufficient copies for all the Lenders, if the Facility Agent so requests) on or prior to the Effective Date a budget for the Restricted Group from the period up to and including 31 December 2018, broken down monthly (each such Month being a "Budget Month"), of projected cash receipts and disbursements (the "Budget"), and which shall include a breakdown of the following costs and expenses:

(i)	a fixed amount of operating costs and expenses, which shall include the costs of cold-stacking the Drillship ("OPEX");
(ii)	a fixed amount of maintenance capital expenditures in relation to equipment on the Drillship ("CAPEX");
(iii)	a fixed amount of general and administrative expenses in relation to the Restricted Group and the Drillship ("G&A"),
((i) to (iii) above together, the "Permitted Operating Expenses");
(iv)
a fixed amount of Taxes in relation to the Drillship, being, as at the date of the Amending and Restating Agreement, 9.2015 per cent. on all revenues received by the Drillship Owner under the Total Drilling Contract (including, without limitation, the Total Termination Payments); and

(v)
a fixed amount of commission, equal to 1% of all revenues received for the Drillship (including without limitation the Total Termination Payments received under the Total Drilling Contract), payable to TMS Offshore Services Ltd. ("Commission"),

(iv) to (v) above together, the "Tax and Commission").
(b)
Promptly upon receipt by the Facility Agent, it shall send the Budget to the Lenders and the Technical Advisor for approval and such Budget shall only constitute the Budget if approved by all the Lenders (following consultation with the Technical Advisor).

(c)
The Facility Agent (acting on the instructions of any Lender) shall be entitled to request full information relating to the expenses of the Restricted Group to ensure they are properly and reasonably incurred and shall be entitled to review or to request an audit of all records.

(d)
The Borrower shall use its reasonable endeavours to procure that, in respect of any Budget Month, the aggregate amount of the Permitted Operating Expenses, Tax and Commission and, in each case, the amount of each component thereof (as specified in paragraph (a) above) shall not exceed the budgeted amounts set out in the Budget for that Budget Month.

19.6	Information: miscellaneous
Each Obligor shall supply to the Facility Agent (in sufficient copies for all the Lenders, if the Facility Agent so requests):
(a)	promptly upon receipt, a copy of the monthly invoice payment confirmation from Total;
(b)	all documents dispatched by it to its shareholders (or any class of them) or its creditors generally at the same time as they are dispatched;
(c)
promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings (including proceedings relating to any alleged or actual breach of the ISM Code or of the ISPS Code) which are current, threatened or pending against any member of the Restricted Group;

(d)	promptly, such further information and/or documents regarding:
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(i)	the Drillship, the Earnings or the Insurances;
(ii)	the Charged Property;
(iii)	compliance of the Obligors with the terms of the Finance Documents;
(iv)	the financial condition, business and operations of any member of the Restricted Group, as any Finance Party (through te Facility Agent) may reasonably request;
(e)
promptly, such further information and/or documents as any Finance Party (through the Facility Agent) may reasonably request so as to enable such Finance Party to comply with any laws applicable to it;

(f)
promptly upon becoming aware of them, the details of any inquiry, claim, action, suit, proceeding or investigation pursuant to Sanctions against it, any of its direct or indirect owners, any other member of the Restricted Group, any of their joint ventures or any of their respective directors, officers, employees, agents or representatives, as well as information on what steps are being taken with regards to answer or oppose such; and

(g)
promptly upon becoming aware that it, any of its direct or indirect owners, any other member of the Restricted Group, any of their joint ventures or any of their respective directors, officers, employees, agents or representatives has become or is likely to become a Restricted Party.

19.7	Notification of default
(a)
Each Obligor shall notify the Facility Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).

(b)
Promptly upon a request by the Facility Agent, the Borrower shall supply to the Facility Agent a certificate signed by any authorized signatory of the Borrower certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

19.8	"Know your customer" checks
(a)	If:
(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;
(ii)	any change in the status of an Obligor after the date of this Agreement; or
(iii)	a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer, obliges a Finance Party (or, in the case of paragraph (iii) above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of any Finance Party supply, or procure the supply of, such documentation and other evidence as is reasonably requested by a Servicing Bank (for itself or on behalf of any other Finance Party) or any Lender (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Lender) in order for such Finance Party or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer"
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or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.
(b)
Each Lender shall promptly upon the request of a Servicing Bank supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Servicing Bank (for itself) in order for that Servicing Bank to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

20	FINANCIAL COVENANTS
20.1	General
The undertakings in this Clause 20 (Financial Covenants) remain in force and apply at all times throughout the Security Period unless the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders), may otherwise permit.
20.2	Minimum credit balance on Retention Account
The Borrower shall ensure that the credit balance on the Retention Account shall not at any time be less than USD 5,000,000.
20.3	Financial testing
The Financial Covenants set out in this Clause 20 (Financial Covenants) shall be calculated in accordance with the applicable Accounting Principles and tested by reference to the latest financial statements (whether audited or unaudited) delivered pursuant to Clause 19.2 (Financial statements) and each Compliance Certificate.
21	FINANCIAL COVENANTS AFTER THE INTERIM MATURITY DATE
21.1	General
The undertakings in this Clause 21 (Financial covenants after the Interim Maturity Date) remain in force and apply at all times from and including the date following the Interim Maturity Date and throughout the remainder of the Security Period unless the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders), may otherwise permit.
21.2	Borrower's Minimum Cash and Cash Equivalents
(a)
The Borrower shall ensure that Cash and Cash Equivalents (which, for the avoidance of doubt, shall include the USD 5,000,000 held on the Retention Account) of the Borrower (on a consolidated basis) will not at any time fall below USD 20,000,000.

(b)
Notwithstanding paragraph (a) above, if a new Satisfactory Drilling Contract is secured for the Drillship, then the Cash and Cash Equivalents (which, for the avoidance of doubt, shall include the USD 5,000,000 held on the Retention Account) of the Borrower (on a consolidated basis) shall instead be not less than:

(i)	USD 10,000,000 during the next one year of operation of the Drillship;
(ii)	USD 15,000,000 during the second year of operation of the Drillship; and
(iii)	USD 20,000,000 thereafter.
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21.3	Borrower's Equity Ratio
The Borrower shall ensure that the Borrower's Equity Ratio shall not be less than 35 per cent.
21.4	Borrower's Current Ratio
The Borrower shall ensure that the Borrower's Current Ratio is greater than 1:1.
21.5	Borrower's Debt Service Cover Ratio
The Borrower shall ensure that the ratio of the Borrower's EBITDA to the aggregate of the Borrower's consolidated interest expenses calculated on a 12 month rolling basis and Repayment Instalments payable by the Borrower shall not at any time be less than 1.25:1.
21.6	Financial testing
The Financial Covenants set out in this Clause 21 (Financial covenants after the Interim Maturity Date) shall, from and including the date following the Interim Maturity Date and throughout the remainder of the Security Period, be calculated in accordance with the applicable Accounting Principles and tested by reference to the latest financial statements (whether audited or unaudited) delivered pursuant to Clause 19.2 (Financial statements) and each Compliance Certificate.
22	GENERAL UNDERTAKINGS
22.1	General
The undertakings in this Clause 22 (General Undertakings) remain in force throughout the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.
22.2	Authorisations
Each of the Obligors shall promptly:
(a)	obtain, comply with and do all that is necessary to maintain in full force and effect; and
(b)
supply certified copies to the Facility Agent of, any Authorisation required under any law or regulation of any Relevant Jurisdiction or the state of the Approved Flag at any time of the Drillship to enable it to:

(i)	perform its obligations under the Finance Documents to which it is a party;
(ii)	perform, in the case of the Drillship Owner, its obligations under the Building Contract, the Total Drilling Contract and any other Charter to which it is a party;
(iii)
ensure the legality, validity, enforceability or admissibility in evidence in any Relevant Jurisdiction or in the state of the Approved Flag at any time of the Drillship or any Finance Document to which it is a party, the Building Contract, the Total Drilling Contract and/or any other Charter (as relevant); and

(iv)	in the case of the Drillship Owner, own and operate the Drillship.
22.3	Compliance with laws
Each of the Obligors shall comply in all respects with all laws or regulations to which it may be subject, if failure so to comply has or is reasonably likely to have a Material Adverse Effect.
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22.4	Transactions with Affiliates
Each of the Obligors shall procure that all transactions entered into with an Affiliate are made on market terms and otherwise on arm's length terms.
22.5	Environmental compliance
Without prejudice to the generality of Clause 22.3 (Compliance with laws) each of the Obligors shall:
(a)	comply with all Environmental Laws;
(b)	obtain, maintain and ensure compliance with all requisite Environmental Approvals; and
(c)	implement procedures to monitor compliance with and to prevent liability under any Environmental Law.
22.6	Environmental claims
Each of the Obligors shall promptly upon becoming aware of the same, inform the Facility Agent in writing of:
(a)	any Environmental Claim against any member of the Restricted Group which is current, pending or threatened; and
(b)	any facts or circumstances which are reasonably likely to result in any Environmental Claim being commenced or threatened against any member of the Restricted Group.
22.7	Taxation
(a)	Each of the Obligors shall pay and discharge all Taxes imposed upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that:
(i)	such payment is being contested in good faith;
(ii)
adequate reserves are maintained for those Taxes and the costs required to contest them which have been disclosed in its latest financial statements delivered to the Facility Agent under Clause 19.2 (Financial statements); and

(iii)	such payment can be lawfully withheld and failure to pay those Taxes does not have or is not reasonably likely to have a Material Adverse Effect.
(b)
None of the Obligors may and, to the extent (in the opinion of the Facility Agent or the Majority Lenders) it has or reasonably could expect to have a Material Adverse Effect, no other member of the Restricted Group may change its residence for Tax purposes.

22.8	Overseas companies
Each Obligor shall promptly inform the Facility Agent if it delivers to the Registrar particulars required under the Overseas Regulations of any UK Establishment and it shall comply with any directions given to it by the Facility Agent regarding the recording of any Transaction Security on the register which it is required to maintain under The Overseas Companies (Execution of Documents and Registration of Charges) Regulations 2009.
22.9	Pari passu ranking
Each Obligor shall ensure that at all times any unsecured and unsubordinated claims of a Finance Party against it under the Finance Documents rank at least pad passu with the
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claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies.
22.10	Ownership
(a)	The Trust shall own 100 per cent. of all the shares and the ownership interests in the Borrower and in the Driliship Owner as described in Schedule 11 (Corporate Structure).
(b)
Each Obligor shall procure that there shall be no change in the corporate structure of the Restricted Group described in Schedule 11 (Corporate Structure) except as expressly permitted by this Agreement without the prior written consent of all the Lenders (not to be unreasonably withheld).

22.11	New Guarantors
(a)	Each Obligor shall procure that each Intra-Group Charterer shall be a company within the Restricted Group.
(b)
Each Obligor shall procure that any Intra-Group Charterer not already party to this Agreement (other than a company within the Restricted Group being a counterparty to a Service Contract only) shall accede to this Agreement as an Additional Guarantor by signing an accession letter substantially in the form of Schedule 7 (Form of Accession Letter) hereto and/or taking such other step as the Facility Agent may reasonably require to provide its Guarantee and any such other Security as contemplated under this Agreement, and Shares Security shall be granted over the shares in that Intra-Group Charterer.

22.12	Title
(a)
The Drillship Owner shall hold the title to, and own the entire beneficial interest in, the Drillship, free of any Security and other interests and rights of every kind, except for those set out in Clause 22.16 (Negative pledge).

(b)
Each Obligor shall procure that the Drillship Owner and/or Intra-Group Charterer (as the case may be) shall hold the title to, and own the, entire beneficial interest in, the Earnings payable to each such party and its rights in the Insurances related to the Driliship, free of any Security and other interests and rights of every kind, except for those set out in Clause 22.16 (Negative pledge).

22.13	Employment of the Drillship
(a)	All Charters for the Drillship shall be made on market terms and otherwise on arm's length terms.
(b)	No novation or assignment of a Charter shall be permitted, save for
(i)	novations or assignments in favour of the Secured Parties under the Finance Documents; or
(ii)
novations or assignments in the ordinary course of business between the Drillship Owner and/or any other member of the Restricted Group (subject to Clause 22.11 (New Guarantors)) as the case may be; or

(iii)	with the prior written consent of all the Lenders (not to be unreasonably withheld).
22.14	Change of business
(a)
The Borrower shall procure that no substantial change is made to the general nature of the business of the Restricted Group from that carried on at the date of this Agreement without the prior written consent of all the Lenders.

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(b)
The companies within the Restricted Group (other than the Drillship Owner) shall not engage in any business other than the ownership (direct or indirect, as the case may be) of the Drillship Owner or (if relevant) the operation of the Drillship as an Intra-Group Charterer.

(c)	The Drillship Owner shall not engage in any business other than the ownership and operation of the Drillship.
22.15	Merger
No Obligor shall enter into any amalgamation, demerger, merger, consolidation or corporate reconstruction without the prior written consent of all the Lenders (not to be unreasonably withheld).
22.16	Negative pledge
(a)	None of the companies within the Restricted Group will create or permit to subsist any Security over any of its assets.
(b)	None of the companies within the Restricted Group will:
(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor;
(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;
(iii)	enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or
(iv)	enter into any other preferential arrangement having a similar effect, in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.
(c)	The Trust shall not and shall cause not to create or permit to subsist any Security over the shares of the Obligors including the Borrower.
(d)	Paragraphs (a), (b) and (c) above do not apply to any Permitted Security.
22.17	Disposals
(a)
None of the companies within the Restricted Group shall enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of the Drillship, the Earnings or the Insurances or other asset being the subject of Security pursuant to the Finance Documents (including but not limited to its interest in the Trust) or the whole or a substantial part of its assets.

(b)	Paragraph (a) above does not apply to:
(i)	any sale, lease, transfer or other disposal made on market value and arm's length terms and in compliance with Clause 7 (Prepayment and cancellation) of this Agreement; or
(ii)	any Charter, unless otherwise prohibited under this Agreement.
22.18	Financial Indebtedness
None of the companies within the Restricted Group shall incur any Financial Indebtedness except pursuant to the Finance Documents and any Intra-Group Loan which is subordinated in accordance with Clause 22.19 (Subordination).
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22.19	Subordination
(a)
Each Obligor shall procure that any current or future intra-group claims (including any Intra-Group Loan) owed by any Obligor to an Obligor or another company within the Restricted Group and all sums owed by any Obligor to the Manager shall be unsecured and fully subordinated, in terms of payment and priority, to the rights of the Finance Parties under the Finance Documents on terms acceptable to the Facility Agent.

(b)	No payments of principal or interest under any Intra-Group Loan shall be permitted until all outstanding amounts under the Finance Documents have been repaid in full.
(c)
Additionally each Obligor shall procure that no transfer, novation or assignment of any Intra-Group Loan or other claim (whether for security or otherwise) shall take place at any time to any other member of the Restricted Group.

(d)	Each Obligor shall procure that any current or future Intra-Group Loan shall be subject to Security under an Assignment of Intra-Group Loan.
22.20	Investments, loans and guarantees
(a)
None of the companies within the Restricted Group shall make any investments or acquisitions, except for any capital expenditure or investments related to ordinary upgrade or maintenance work of the Drillship.

(b)
None of the companies within the Restricted Group shall provide any guarantee or indemnity to or for the benefit of any person in respect of any obligation or any other person or enter into any document under which it assumes any liability of any other person other than any guarantee or indemnity given under the Finance Documents and except liabilities under guarantees given in the ordinary course of business for operational reasons; or

(c)	None of the companies within the Restricted Group shall make any loan or provide any form of credit or financial assistance to any person.
22.21	Share capital
None of the companies within the Restricted Group shall:
(a)	purchase, cancel or redeem any of its share capital;
(b)	increase or reduce its authorised share capital;
(c)
issue any further shares except to its shareholder and provided such new shares are made subject to the terms of the Shares Security immediately upon the issue thereof in a manner satisfactory to the Security Agent and the terms of the Shares Security are complied with; or

(d)	appoint any further director, officer or secretary (unless the provisions of the Shares Security are complied with).
22.22	Dividends
No member of the Restricted Group shall make or pay any dividend or other distribution (in cash or in kind) in respect of its share capital or make any other distributions to its shareholders and/or buy back its own common stock.
22.23	Unlawfulness, invalidity and ranking; Security imperilled
No Obligor will do (or fail to do) or cause or permit another person to do (or omit to do) anything which is likely to:
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(a)	make it unlawful for an Obligor to perform any of its obligations under the Finance Documents;
(b)	cause any obligation of an Obligor under the Finance Documents to cease to be legal, valid, binding or enforceable;
(c)	cause any Finance Document to cease to be in full force and effect;
(d)	cause any Transaction Security to rank after, or lose its priority to, any other Security; and
(e)	imperil or jeopardise the Transaction Security.
22.24	Sanctions
(a)	No Obligor shall (and the Borrower shall ensure that no other Relevant Person will) take any action, make any omission or use (directly or indirectly) any proceeds of the Loan, in a manner that:
(i)	is a breach of Sanctions; and/or
(ii)	causes (or will cause) a breach of Sanctions by any Relevant Person or Finance Party and/or
(iii)	otherwise benefits any Restricted Party.
(b)
No Obligor shall (and the Borrower shall ensure that no other Relevant Person will) take any action or make any omission that results, or is likely to result, in it or any Finance Party becoming a Restricted Party or otherwise a target of sanctions ("target of sanctions" signifying an entity or person ("Target") that is a target of laws, regulations or orders concerning any trade, economic or financial sanctions or embargoes by virtue of prohibitions and/or restrictions being imposed on any US person or other legal or natural person subject to the jurisdiction or authority of a US Sanctions Authority which prohibit or restrict them from them engaging in trade, business or other activities with such Target without all appropriate licences or exemptions issued by all applicable US Sanctions Authorities).

22.25	Chartering
(a)	No member of the Restricted Group shall enter into arrangements which provide an obligation to charter in (or similar arrangement) any tonnage from companies outside the Restricted Group.
(b)	Any charter-in arrangement permitted pursuant to paragraph (a) above shall be made on market terms and otherwise on arm's length terms.
22.26	Kexim Guarantee protection
(a)
The Borrower shall procure that no Obligor shall act (or omit to act) in a manner that is inconsistent with or which could result in a breach of any requirement of the Kexim Guarantor under or in connection with the Kexim Guarantee and, in particular:

(i)	each Obligor shall do all that is reasonably necessary and within its control to ensure that all requirements of the Kexim Guarantor under or in connection with the Kexim Guarantee are complied with;
(ii)
each Obligor will cooperate with the Facility Agent and the Kexim Guarantee Agent on its reasonable request to take all steps necessary on the part of the Obligors (or any of them) to ensure that the Kexim Guarantee remains in full force and effect throughout the Security Period; and

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(iii)	each Obligor will use reasonable efforts to assist the Kexim Guarantee Agent in making any claim under the Kexim Guarantee.
(b)	The Borrower shall promptly:
(i)	notify the Facility Agent and the Kexim Guarantee Agent promptly after it becomes aware of the occurrence of any Default or Event or Default;
(ii)
provide copies of all financial or other information reasonably required by the Facility Agent and/or the Kexim Guarantee Agent to satisfy any request for information by the Kexim Guarantor pursuant to the Kexim Guarantee. The Borrower agrees that it shall be reasonable for the Facility Agent and/or the Kexim Guarantee Agent to make a request under this Clause 22.26 (Kexim Guarantee protection) if it is required to do so as a condition of maintaining the Kexim Guarantee in full force and effect.

22.27	Further assurance
(a)
Each Obligor shall promptly, and in any event within the time period specified by the Security Agent do all such acts (including procuring or arranging any registration, notarisation or authentication or the giving of any notice) or execute or procure execution of all such documents (including assignments, transfers, mortgages, charges, notices, instructions, acknowledgments, proxies and powers of attorney), as the Security Agent may specify (and in such form as the Security Agent may reasonably require in favour of the Security Agent or its nominee(s)):

(i)
to create, perfect, vest in favour of the Security Agent or protect the priority of the Security or any right or any kind created or intended to be created under or evidenced by the Finance Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security) or for the exercise of any rights, powers and remedies of the Security Agent, any Receiver or the Secured Parties provided by or pursuant to the Finance Documents or by law;

(ii)
to confer on the Security Agent or confer on the Secured Parties Security over any property and assets of that Obligor located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Finance Documents;

(iii)
to facilitate or expedite the realisation and/or sale of, the transfer of title to or the grant of, any interest in or right relating to the assets which are, or are intended to be, the subject of the Transaction Security or to exercise any power specified in any Finance Document in respect of which the Security has become enforceable; and/or

(iv)	to enable or assist the Security Agent to enter into any transaction to commence, defend or conduct any proceedings and/or to take any other action relating to any item of the Security Property.
(b)
Each Obligor shall take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Security Agent or the Secured Parties by or pursuant to the Finance Documents.

(c)
At the same time as an Obligor delivers to the Security Agent any document executed under this Clause 22.27 (Further assurance), that Obligor shall deliver to the Security Agent reasonable evidence that that Obligor's execution of such document has been duly authorised by it.

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23	INSURANCE UNDERTAKINGS
23.1	General
(a)
The undertakings in this Clause 23 (Insurance Undertakings) remain in force on and from the Delivery Date of the Drillship and throughout the rest of the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.

(b)
At any time where there is an Intra-Group Charterer within the Charter arrangements for the Drillship, the Drillship Owner shall be entitled to procure the performance of the undertakings in this Clause 23 (Insurance Undertakings) through the Intra-Group Charterer.

23.2	Maintenance of obligatory insurances
The Drillship Owner shall keep the Drillship insured at its expense against:
(a)	fire and usual marine risks (including hull and machinery and excess risks);
(b)	hull interest and/or freight interest;
(c)	war risks (including blocking and trapping, acts of terrorism and piracy);
(d)	protection and indemnity risks;
(e)	risk of loss of Earnings; and
(f)	such other insurances as the Lenders may reasonably require.
23.3	Terms of obligatory insurances
(a)	The Drillship Owner shall effect such insurances:
(i)	in dollars;
(ii)
in the case of fire and usual marine risks and war risks, in an amount equal to at least 80 per cent. of the Insurance Value, while the remaining 20 per cent. may be taken out as hull interest and/ or freight interest insurance;

(iii)
in the case of oil pollution liability risks, for an aggregate amount equal to the highest level of cover from time to time available under basic protection and indemnity club entry and in the international marine insurance market;

(iv)	in the case of protection and indemnity risks, in respect of the full tonnage of the Drillship;
(v)
in the case of risk of loss of Earnings insurance, in an amount not less than the amount confirmed by the report from the insurance broker obtained in accordance with Clause 23.14(b) as being appropriate and adequate;

(vi)
in each of the above cases on terms approved by the Facility Agent (acting on the authorisation of the Majority Lenders) and through such brokers, insurers, associations and clubs as the Facility Agent (acting on the authorisation of the Majority Lenders) from time to time may approve as appropriate for an internationally reputable major drilling contractor.

(b)	For the purpose of this Clause 23 (Insurance Undertakings) the "Insurance Value" of the Drillship means at all times an amount which equal to or higher than the greater of:
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(i)	120 per cent. of the Loan; and
(ii)	the Market Value of the Drillship.
23.4	Further protections for the Finance Parties
In addition to the terms set out in Clause 23.3 (Terms of obligatory insurances), the Drillship Owner shall procure that the obligatory insurances taken out by it shall:
(a)	subject always to paragraph (b), name the Drillship Owner and any Intra-Group Charterer as the main co assured unless the interest of every other co assured is limited:
(i)	in respect of any obligatory insurances for hull and machinery and war risks;
(A)	to any provable out-of-pocket expenses that it has incurred and which form part of any recoverable claim on underwriters; and
(B)	to any third party liability claims where cover for such claims is provided by the policy (and then only in respect of discharge of any claims made against it); and
(ii)
in respect of any obligatory insurances for protection and indemnity risks, to any recoveries it is entitled to make by way of reimbursement following discharge of any third party liability claims made specifically against it;

and every other co assured has undertaken in writing to the Security Agent (in such form as it requires) that any deductible shall be apportioned between the Drillship Owner, any Intra-Group Charterer and every other co assured in proportion to the gross claims made or paid by each of them and that it shall do all things necessary and provide all documents, evidence and information to enable the Security Agent to collect or recover any moneys which at any time become payable in respect of the obligatory insurances;
(b)	name the Security Agent as loss payee with such directions for payment as the Facility Agent may specify;
(c)	provide that all payments by or on behalf of the insurers under the obligatory insurances to the Security Agent shall be made without set off, counterclaim or deductions or condition whatsoever;
(d)	provide that the obligatory insurances shall be primary without right of contribution from other insurances which may be carried by the Security Agent or any other Finance Party; and
(e)	provide that the Security Agent may make proof of loss if the Drillship Owner or any Intra-Group Charterer fails to do so.
23.5	Renewal of obligatory insurances
The Drillship Owner shall:
(a)	at least 14 days before the expiry of any obligatory insurance effected by it, renew that obligatory insurance; and
(b)
procure that the brokers and/or the war risks and protection and indemnity associations (approved in accordance with 23.3(a)(vi)) with which such a renewal is effected shall promptly after the renewal notify the Facility Agent in writing of the terms and conditions of the renewal.

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23.6	Copies of policies; letters of undertaking
The Drillship Owner shall ensure that the brokers provide the Security Agent with:
(a)	pro forma copies of all policies relating to the obligatory insurances which they are to effect or renew; and
(b)	a letter or letters of undertaking in a form required by the Facility Agent and including undertakings by the brokers that:
(i)
they will have endorsed on each policy, immediately upon issue, a loss payable clause and a notice of assignment complying with the provisions of Clause 23.4 (Further protections for the Finance Parties);

(ii)	they will hold such policies, and the benefit of such insurances, to the order of the Security Agent in accordance with such loss payable clause;
(iii)	they will advise the Security Agent immediately of any material change to the terms of the obligatory insurances;
(iv)
they will, if they have not received notice of renewal instructions from the Drillship Owner concerned or its agents, notify the Security Agent not less than 14 days before the expiry of the obligatory insurances;

(v)	if they receive instructions to renew the obligatory insurances, they will promptly notify the Facility Agent of the terms of the instructions;
(vi)
they will not set off against any sum recoverable in respect of a claim relating to the Drillship under such obligatory insurances any premiums due for other Drillships under the fleet or other amounts due to them for other insurances or any other person, they waive any lien on the policies for premium due for other Drillships under the fleet cover or any sums received under them which they might have in respect of such premiums or other amounts due for other Drillships under the fleet cover and they will not cancel such obligatory insurances on this Drillship by reason of non-payment of such premiums for other Drillships under the fleet or other amounts; and

(vii)	they will arrange for a separate policy to be issued in respect of the Drillship forthwith upon being so requested by the Facility Agent.
23.7	Copies of certificates of entry
The Drillship Owner shall ensure that any protection and indemnity and/or war risks associations in which the Drillship is entered provide the Security Agent with:
(a)	a copy of the certificate of entry for the Drillship;
(b)	a letter or letters of undertaking in such form as may be required by the Facility Agent acting on the instructions of Majority Lenders; and
(c)
a copy of each certificate of financial responsibility for pollution by oil or other Environmentally Sensitive Material issued by the relevant certifying authority in relation to the Drillship if trading in the United States or any other relevant jurisdiction.

23.8	Deposit of original policies
The Drillship Owner shall ensure that all policies relating to obligatory insurances effected by it are deposited with the brokers through which the insurances are effected or renewed.
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23.9	Payment of premiums
The Drillship Owner shall punctually pay all premiums or other sums payable in respect of the obligatory insurances effected by it and produce all relevant receipts when so required by the Facility Agent or the Security Agent.
23.10	Guarantees
The Drillship Owner shall ensure that any guarantees required by a protection and indemnity or war risks association are promptly issued and remain in full force and effect.
23.11	Compliance with terms of insurances
(a)
The Drillship Owner shall not do nor omit to do (nor permit to be done or not to be done) any act or thing which would or might render any obligatory insurance effected by it invalid, void, voidable or unenforceable or render any sum payable under an obligatory insurance effected by it repayable in whole or in part.

(b)	Without limiting paragraph (a) above, the Drillship Owner shall:
(i)
take all necessary action and comply with all requirements which may from time to time be applicable to the obligatory insurances effected by it, and (without limiting the obligation contained in paragraph (b)(iii) of Clause 23.6 (Copies of policies; letters of undertaking)) ensure that the obligatory insurances effected by it are not made subject to any exclusions or qualifications to which the Facility Agent has not given its prior approval;

(ii)	not make any changes relating to the Approved Classification or the Approved Classification Society or Manager or operator of the Drillship, without obtaining the underwriters' prior consent;
(iii)
make (and promptly supply copies to the Facility Agent of) all quarterly or other voyage declarations which may be required by the protection and indemnity risks association in which the Drillship is entered to maintain cover for trading to the United States of America and Exclusive Economic Zone (as defined in the United States Oil Pollution Act 1990 or any other applicable legislation);

(iv)
not employ the Drillship, nor allow it to be employed, otherwise than in conformity with the terms and conditions of the obligatory insurances effected by it, without first obtaining the consent of the insurers and complying with any requirements (as to extra premium or otherwise) which the insurers specify; and

(v)	notify the Facility Agent in writing prior to the Drillship entering the territorial waters of the US, and arrange for such additional protection and indemnity cover as required by the Facility Agent.
(c)	The Facility Agent may, at any time and for the account of the Borrower, obtain an insurance report from an independent marine insurance broker.
23.12	Alteration to terms of insurances
The Drillship Owner shall not make or agree to any alteration to the terms of any obligatory insurance or waive any right relating to any obligatory insurance effected by it.
23.13	Settlement of claims
The Drillship Owner shall:
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(a)	not settle, compromise or abandon any claim under any obligatory insurance effected by it for Total Loss or for a Major Casualty; and
(b)
do all things necessary and provide all documents, evidence and information to enable the Security Agent to collect or recover any moneys which at any time become payable in respect of the obligatory insurances.

23.14	Provision of information
The Drillship Owner shall promptly provide the Facility Agent (or any persons which it may designate) with any information which the Facility Agent (or any such designated person) requests for the purpose of:
(a)	obtaining or preparing any report from an independent marine insurance broker as to the adequacy of the obligatory insurances effected or proposed to be effected; and/or
(b)
effecting, maintaining or renewing any such insurances as are referred to in Clause 23.15 (Mortgagee's interest and additional perils (pollution) insurances) or dealing with or considering any matters relating to any such insurances, and the Borrower shall, forthwith upon demand, indemnify the Security Agent in respect of all fees and other expenses incurred by or for the account of the Security Agent in connection with any such report as is referred to in paragraph (a) above.
23.15	Mortgagee's interest and additional perils (pollution) insurances
(a)
The Security Agent shall effect, maintain and renew a mortgagee's interest marine insurance and a mortgagee's interest additional perils (pollution) insurance, covering, in relation to mortgagee's interest marine insurance, not less than 120 per cent. of the Loan and, in relation to mortgagee's interest additional perils (pollution) insurance, not less than the amount of the Loan, and on such terms, through such insurers and generally in such manner as the Security Agent acting on the instructions of the Majority Lenders may from time to time consider appropriate.

(b)
The Borrower shall upon demand fully indemnify the Security Agent in respect of all premiums and other expenses which are incurred in connection with or with a view to effecting, maintaining or renewing any insurance referred to in paragraph (a) above or dealing with, or considering, any matter arising out of any such insurance.

24	DRILLSHIP UNDERTAKINGS
24.1	General
The undertakings in this Clause 24 (Drillship Undertakings) remain in force on and from the Delivery Date of the Drillship and throughout the rest of the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.
24.2	Drillship's name and registration
The Drillship Owner shall:
(a)	keep the Drillship registered in its name under the Approved Flag from time to time at its port of registration;
(b)	not do or allow to be done anything as a result of which such registration might be suspended, cancelled or imperilled; and
(c)	not change the name of the Drillship,
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provided that any change of flag of the Drillship (other than to an Approved Flag) shall be subject to:
(i)	the prior consent of the Majority Lenders, and:
(ii)
the Drillship remaining subject to Security securing the Secured Liabilities created by a first priority or preferred ship mortgage on the Drillship and, if appropriate, a first priority deed of covenant collateral to that mortgage (or equivalent first priority Security) on substantially the same terms as the Mortgage and on such other terms and in such other form as the Facility Agent, acting with the authorisation of all Lenders, shall approve or require; and

(iii)	the execution of such other documentation amending and supplementing the Finance Documents as the Facility Agent, acting with the authorisation of all Lenders, shall approve or require.
24.3	Repair and classification
The Drillship Owner shall, unless otherwise permitted by all Lenders, keep the Drillship in a good and safe condition and state of repair:
(a)	consistent with first class ship ownership and management practice; and
(b)	so as to maintain the Approved Classification free of any material overdue recommendations nor adverse notations.
24.4	Modifications
The Drillship Owner shall not make any modification or repairs to, or replacement of, the Drillship or equipment installed on it which would or might materially alter the structure, type or performance characteristics of the Drillship or materially reduce its value.
24.5	Removal and installation of parts
(a)
Subject to paragraphs (b) and (c) below, the Drillship Owner shall not remove any material part of the Drillship, or any item of equipment installed on the Drillship unless the part or item so removed is forthwith replaced by a suitable part or item which:

(i)	is in the same condition as or better condition than the part or item removed;
(ii)	is free from any Security in favour of any person other than the Security Agent; and
(iii)	becomes, on installation on the Drillship, the property of the Drillship Owner and subject to the security constituted by the Mortgage.
(b)	The Drillship Owner may install equipment owned by a third party if the equipment can be removed without any risk of damage to the Drillship.
(c)	Paragraph (a) shall not apply in respect of removal or parts or equipment in connection with cold stacking of the Drillship to the extent such removal is approved by the Technical Adviser.
24.6	Surveys
The Drillship Owner shall submit the Drillship regularly to all periodic or other surveys which may be required for classification purposes and, if so required by the Facility Agent, provide the Facility Agent, with copies of all survey reports.
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24.7	Inspection
The Drillship Owner shall permit, and shall procure that the Manager and any Intra-Group Charterer permit, the Security Agent (acting through surveyors or other persons appointed by it for that purpose) to board the Drillship at any time and on any number of occasions (which, as long as the Drillship is cold-stacked, shall be on a semi-annual basis or more), at the expense of the Borrower, to inspect its condition, to satisfy themselves about proposed or executed repairs or to verify costs or expenses set out in the Budget and shall afford all proper facilities for such inspections.
24.8	Prevention of and release from arrest
(a)	The Driliship Owner shall promptly discharge:
(i)	all liabilities which give or may give rise to maritime or possessory liens on or claims enforceable against the Driliship, its Earnings or its Insurances;
(ii)	all taxes, dues and other amounts charged in respect of the Drillship, its Earnings or its Insurances; and
(iii)	all other outgoings whatsoever in respect of the Drillship, its Earnings or its Insurances.
(b)
The Drillship Owner shall forthwith upon receiving notice of the arrest of the Drillship or of its detention in exercise or purported exercise of any lien or claim procure its release by providing bail or otherwise as the circumstances may require.

24.9	Compliance with laws etc.
The Drillship Owner shall:
(a)	comply, or procure compliance with all laws or regulations:
(i)	relating to its business generally; and
(ii)	relating to the Drillship, its ownership, employment, operation, management and registration, including the ISM Code, the ISPS Code, all Environmental Laws, all Sanctions and the laws and regulations of the Approved Flag;
(b)	obtain, comply with and do all that is necessary to maintain in full force and effect any Environment Approvals; and
(c)
without limiting paragraph (a) above, not employ the Drillship nor allow its employment, operation or management in any manner contrary to any law or regulation including but not limited to the ISM Code, the ISPS Code, all Environmental Laws and all Sanctions.

24.10	ISPS Code
Without limiting paragraph (a) of Clause 24.9 (Compliance with laws etc.), the Drillship Owner shall:
(a)	procure the Drillship's and the company responsible for the Drillship's compliance with the ISPS Code comply with the ISPS Code; and
(b)	maintain an ISSC for the Drillship; and
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(c)	notify the Facility Agent immediately in writing of any actual or threatened withdrawal, suspension, cancellation or modification of the ISSC.
24.11	Trading in war zones
In the event of hostilities in any part of the world (whether war is declared or not), the Drillship shall not enter, operate in or trade to any zone which is declared a war zone by any government or by the Drillship's war risks insurers unless that employment or voyage is either:
(a)	consented to in advance and in writing by the underwriters of the Drillship's war risk insurances and fully covered by those insurances; or
(b)
(to the extent not covered by those insurances) covered by additional insurance taken out by the Drillship Owner or any Intra-Group Charterer (as the case may be) at their expense, which additional insurance shall be deemed to be part of the insurances subject to the Transaction Security, and the Drillship Owner or any Intra-Group Charterer (as the case may be) shall notify the Lenders in writing each time prior to entering a war zone together with a confirmation to the Lenders that:
(i)	the war risk insurers have been duly notified and have agreed to the Drillship entering the specified war zone; and
(ii)	it has taken out all insurances necessary to cover all additional risk.
24.12	Provision of information
The Drillship Owner shall promptly provide the Facility Agent with any information which it requests regarding:
(a)	the Drillship, its employment, position and engagements;
(b)	any Earnings and payments and amounts due to any master and crew;
(c)	any expenditure incurred, or likely to be incurred, in connection with the operation, maintenance or repair of the Drillship and any payments made by it in respect of the Drillship;
(d)	any towages and salvages; and
(e)	its compliance, the Manager's compliance and the compliance of the Drillship with the ISM Code and the ISPS Code, and, upon the Facility Agent's request, provide copies of any Charter, of any guarantee of any such Charter, the Drillship's Safety Management Certificate and any relevant Document of Compliance.
24.13	Notification of certain events
The Drillship Owner shall immediately notify the Facility Agent by fax, confirmed forthwith by letter, of:
(a)	any casualty to the Drillship which is or is likely to be or to become a Major Casualty;
(b)	any occurrence as a result of which the Drillship has become or is, by the passing of time or otherwise, likely to become a Total Loss;
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(c)	any requisition of the Drillship for hire;
(d)	any requirement or recommendation made in relation to the Drillship by any insurer or classification society or by any competent authority which is not immediately complied with;
(e)	any arrest or detention of the Drillship, any exercise or purported exercise of any lien on the Drillship or its Earnings or any requisition of the Drillship for hire;
(f)	any intended dry docking of the Drillship;
(g)	any Environmental Claim made against the Drillship Owner, the Borrower or in connection with the Drillship, or any Environmental Incident;
(h)	any claim made by it under the Building Contract;
(i)	any default (by any party) under a Charter;
(j)	any claim for breach of the ISM Code or the ISPS Code being made against the Drillship Owner, the Manager or otherwise in connection with the Drillship; or
(k)	any other matter, event or incident, actual or threatened, the effect of which will or could lead to the ISM Code or the ISPS Code not being complied with, and the Drillship Owner shall keep the Facility Agent advised in writing on a regular basis and in such detail as the Facility Agent shall reasonably require as to the Drillship Owner's, the Borrower's, the Manager's or any other person's response to any of those events or matters.
24.14	Restrictions on chartering, appointment of manager etc.
The Drillship Owner shall not (and the Drillship Owner shall procure that no other member of the Restricted Group shall):
(a)	let the Drillship on demise charter for any period other than a Bareboat Charter;
(b)	enter into any time or consecutive voyage charter in respect of the Drillship other than a Satisfactory Drilling Contract;
(c)	appoint a manager of the Drillship other than the Manager;
(d)	de activate or lay up on a "cold stack" basis the Drillship except as consented to in writing by all the Lenders; or
(e)
put the Drillship into the possession of any person for the purpose of work being done upon it in an amount exceeding or likely to exceed USD 15,000,000 (or the equivalent in any other currency) unless that person has first given to the Security Agent and in terms satisfactory to it a written undertaking not to exercise any lien on the Drillship or its Earnings for the cost of such work or for any other reason.

24.15	Termination of or amendment to agreements
(a)	No Obligor shall, without the prior written consent of all the Lenders, waive any right under the Total Drilling Contract.
(b)	No Obligor shall, without the prior written consent of the Majority Lenders, terminate or make any material amendments to the Building Contract or, if relevant, any Satisfactory Drilling Contract.
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24.16	Notice of Mortgage
The Drillship Owner shall keep the Mortgage registered against the Drillship as a valid first preferred mortgage, carry on board the Drillship a certified copy of the Mortgage (without prejudice to any more specific requirement contained in the Mortgage, as the case may be) and place and maintain in a conspicuous place in the navigation room and the master's cabin of the Drillship a framed printed notice stating that the Drillship is mortgaged to the Security Agent.
24.17	Sharing of Earnings
The Drillship Owner shall not enter into any agreement or arrangement for the sharing of any Earnings.
24.18	Marketing of the Drillship
(a)
The Obligors shall continue to market the Drillship for appropriate employment and use commercially reasonable efforts to secure a Satisfactory Drilling Contract to ensure compliance with the requirements under Appendix 5 Article 11 of the Total Drilling Contract.

(b)	The Borrower shall, on a monthly basis, provide the Facility Agent with documentation evidencing its marketing efforts required by paragraph (a) above as reasonably required by the Lenders.
24.19	Manager Change of Control
The Obligors shall ensure that there is no Manager Change of Control.
24.20	Notification of compliance
The Borrower shall promptly provide the Facility Agent from time to time with evidence (in such form as the Facility Agent requires) that the Drillship Owner is complying with this Clause 24 (Drillship Undertakings).
25	SECURITY COVER AFTER THE INTERIM MATURITY DATE
25.1	General
The undertakings in this Clause 25 (Security Cover after the Interim Maturity Date) remain in force and apply at all times from and including the date following the Interim Maturity Date and throughout the remainder of the Security Period unless the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders), may otherwise permit.
25.2	Valuations of Market Value
(a)	The Market Value of the Drillship shall be determined at the Delivery Date of the Drillship and semi-annually thereafter, and at such other times as the Facility Agent may request.
(b)	The valuations for the purpose of determining the Market Value of the Drillship shall be obtained at the cost of the Borrower.
(c)
The Borrower shall promptly provide the Facility Agent and the Approved Brokers acting under this Clause 25 (Security Cover after the Interim Maturity Date) with any information which the Facility Agent or the Approved Brokers may request for the purposes of the valuations.

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25.3	Minimum required security cover
Clause 25.4 (Provision of additional security; prepayment) applies if, at any time following the Delivery Date of the Drillship and throughout the Security Period, the Facility Agent notifies the Borrower that:
(a)	the Market Value of the Drillship; plus
(b)	the net resalable value of additional non-cash Security previously provided under this Clause 25 (Security Cover after the Interim Maturity Date), is:
below 130 per cent. of the Loan less any additional cash Security previously provided under this Clause 25 (Security Cover after the Interim Maturity Date).
25.4	Provision of additional security; prepayment
If the Facility Agent serves a notice on the Borrower under Clause 25.3 (Minimum required security cover) the Borrower shall on or before the date falling one Month after the date (the "Prepayment Date") on which the Facility Agent's notice is served either:
(a)
provide, or ensure that a third party has provided, additional security which, in the opinion of the Facility Agent acting on the instructions of the Majority Lenders, has a net realisable value at least equal to the shortfall and is documented in such terms as the Facility Agent may approve or require; or

(b)	prepay such part of the Loan required in order to eliminate the shortfall.
25.5	Value of additional security
The net realisable value of any additional security which is provided under Clause 25.4 (Provision of additional security; prepayment) and which consists of first preferred Security over a drillship shall be the Market Value of the drillship concerned.
25.6	Prepayment mechanism
Any prepayment pursuant to Clause 25.4 (Provision of additional security; prepayment) shall be applied pro rata across the Facilities against the remaining scheduled Repayment Instalments and the Commercial Facility Balloon (if relevant) and, within each Facility, in inverse order of maturity as set out in Clause 6.1 (Repayment of Advances) and otherwise be made in accordance with Clause 7.7 (Restrictions).
26	ACCOUNTS AND APPLICATION OF EARNINGS AND OTHER AMOUNTS
26.1	Payment of Earnings
(a)
Subject to Clause 26.2 (Receipt of amounts under the Put and Call Option Agreement), each Obligor shall ensure that, subject only to the provisions of the General Assignments and the Account Security (as applicable), all Earnings received by the Borrower, the Drillship Owner and any Intra-Group Charterer, including but not limited to the Total Termination Payments, are paid in to its Earnings Account.

(b)
The Earnings Accounts shall be blocked and the Borrower shall ensure that the Account Bank shall be authorised, on the 6th of each Month (or on such dates as the Facility Agent may from time to time specify to the Account Bank), to apply the balance on each Earnings Account in the following order:

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(i)	first, in payment of fees, costs and expenses of the Account Bank, the Facility Agent and the Security Agent;
(ii)	second, in payment to the Operating Account of:
(A)	an amount equal to USD 10,000 per day for the next Month (the "Monthly OPEX Transfer"), to be applied by the Obligors as follows:
(1)
firstly, for the payment of the Permitted Operating Expenses which are due and payable in the relevant Budget Month in accordance with the Budget approved by all the Lenders (following consultation with the Technical Advisor) pursuant to Clause 19.5 (Budget); and

(2)
secondly, the balance between the Monthly OPEX Transfer and the Permitted Operating Expenses for the relevant Budget Month paid in accordance with (1) above (constituting, as at the Effective Date, USD 3,289 per day) to serve as an operating buffer sitting on the Operating Account; and

(B)
an amount equal to the Tax and Commission as set out in the Budget for the relevant Budget Month to be applied by the Obligors in payment of Tax and Commission which are due and payable in accordance with the Budget approved by all the Lenders (following consultation with the Technical Advisor) pursuant to Clause 19.5 (Budget);

(iii)
third, in payment to the Facility Agent for its distribution to the Lenders on each Repayment Date and on each due date for the payment of interest under this Agreement in accordance with Clause 35.2 (Distributions by the Facility Agent) of:

(A)	the amount of the Repayment Instalment falling due on the next Repayment Date; and
(B)	the aggregate amount of interest (including, for the avoidance of doubt, the Kexim Guarantee Premium) on the Loan which is payable on the next due date for payment of interest on the Loan; and
(iv)	fourth, any remaining amounts standing to the credit of the relevant Earnings Account after application pursuant to the foregoing paragraphs shall:
(A)
until the credit balance on the Retention Account (including the minimum balance of USD 5,000,000 required in accordance with Clause 20.2 (Minimum credit balance on Retention Account) is USD 20,000,000, be transferred to the Retention Account; and /or

(B)
at any time when the credit balance on the Retention Account is USD 20,000,000 in accordance with paragraph (A) above, be deemed as excess cash flow ("Excess Cash Flow") and transferred to the Facility Agent for application in accordance with Clause 7.6 (Cash sweep).

(c)	In the event that:
(i)	the instalment of the Total Termination Payment due on 30 August 2016 is not received into the relevant Earnings Account by the first Repayment Date after the Effective Date; and
(ii)	as a result, there are insufficient funds standing to the credit of the relevant Earnings Account for settling the sums due under sub-paragraph (iii) of paragraph (b) above,
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the Borrower shall fund such settlement by receiving a loan from the Purchaser in an amount equal to such sums due and shall be entitled to repay such loan to the Purchaser upon receipt of that instalment of the Total Termination Payment out of the proceeds thereof,
PROVIDED that
(A)
failure to receive such instalment from Total within the grace period set out in paragraph (b) of Clause 27.3 (Non-payment or other events under Total Drilling Contract) shall constitute an Event of Default; and

(B)
such loan shall be fully subordinated to the Loan and shall not be repayable to the Purchaser unless and until the instalment from Total has been paid by Total and credited to the relevant Earnings Account.

26.2	Receipt of amounts under the Put and Call Option Agreement
The Borrower shall ensure that any and all amounts due to it under or in connection with the Put and Call Option Agreement (any "Put and Call Receipts") shall be paid into the Retention Account for application in accordance with Clause 7.6 (Cash sweep).
26.3	Operating Account
(a)
If at any time the credit balance of the amount on the Operating Account is insufficient to cover the Permitted Operating Expenses the Obligors may, by notice to the Facility Agent, request the prior consent of the Majority Lenders (following consultation with the Technical Advisor) to increase the Monthly OPEX Transfer for the next Month or such other period as specified by the Obligors.

(b)	The Obligors shall ensure that:
(i)
the Account Bank shall be authorised, on such dates as the Facility Agent may from time to time specify to the Account Bank, to send transcripts and evidence of the credit balance on the Operating Account to the Facility Agent; and

(ii)
on a quarterly basis, starting on 6 December 2016 and on a quarterly basis thereafter (each such date being a "Test Date"), any credit on the Operating Account (including any part of the operating buffer) in excess of USD 1,000,000 shall, on the date falling one Month after the Test Date, be transferred by the Account Bank to the Facility Agent for application in accordance with Clause 7.6 (Cash sweep).

(c)	The Security Agent may block the Operating Account upon the occurrence of a Default.
26.4	Retention account
(a)
If the credit balance on the Earnings Account is insufficient in any calendar month for the servicing of the amounts set out in paragraph (b)(i) to paragraph (b)(iii) of Clause 26.1 (Payment of Earnings) above, the Facility Agent shall be entitled to make up all or part of the insufficiency by withdrawing the required amount from the Retention Account and applying it in accordance with paragraph (b)(i) to paragraph (b)(iii) of Clause 26.1 (Payment of Earnings) above, provided that the minimum balance of USD 5,000,000 shall always remain on the Retention Account in accordance with Clause 20.2 (Minimum credit balance on Retention Account), unless an Event of Default has occurred.

(b)	Subject to paragraph (a) above, the Retention Account shall be blocked at all times.
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26.5	Interest accrued on Retention Account
Any credit balance on the Retention Account shall bear interest at the rate (not to be less than zero) from time to time offered by the Account Bank to its customers for USD deposits of similar amounts and for periods similar to those for which such balances appear to the Account Bank likely to remain on the Retention Account.
26.6	Release of accrued interest
Interest accruing under Clause 26.5 (Interest accrued on Retention Account) shall be credited to the Retention Account and shall be released to the Borrower at the end of the Security Period.
26.7	Location of Accounts
The Borrower shall promptly:
(a)	comply with any requirement of the Facility Agent as to the location or relocation of any Earnings Account, the Retention Account and the Operating Account (or either of them); and
(b)
execute any documents which the Facility Agent specifies to create or maintain in favour of the Security Agent Security over (and/or rights of set-off, consolidation or other rights in relation to) the Earnings Accounts, the Retention Account and the Operating Account.

27	EVENTS OF DEFAULT
27.1	General
Each of the events or circumstances set out in this Clause 27 (Events of Default) is an Event of Default except for Clause 27.21 (Acceleration) and Clause 27.22 (Enforcement of security).
27.2	Non-payment
An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:
(a)	its failure to pay is caused by an administrative or technical error in the banking system, appropriate evidence of which is provided to the Facility Agent; and
(b)	payment is made within five Business Days of its due date.
27.3	Non-payment or other events under Total Drilling Contract
(a)
Any party to the Total Drilling Contract rescinds or purports to rescind or repudiates or purports to repudiate the Total Drilling Contract or evidences an intention to rescind or repudiate the Total Drilling Contract.

(b)	Total does not pay on the due date any amount of the Total Termination Payments payable under the Total Drilling Contract unless payment is made within 60 days of its due date.
(c)	The Total Drilling Contract is amended or the Drillship Owner waives any of its rights under the Total Drilling Contract without the prior written consent of all the Lenders.
(d)	Any disputes are commenced or threatened in relation to amounts due under the Total Drilling Contract.
(e)	Any:
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(i)
corporate action, legal proceeding or other procedure or step described in paragraph (a) of Clause 27.11 (Insolvency proceedings) or creditors' process described in Clause 27.12 (Creditors' process); or

(ii)	circumstance described in Clause 27.10 (Insolvency),
is taken in relation to, or applies to, Total.
27.4	Non-compliance under Put and Call Option Agreement
The Purchaser fails to perform its obligations under the Put and Call Option Agreement in accordance with its terms.
27.5	Specific obligations
A breach of Clause 4.4 (Waiver of conditions precedent), Clause 20 (Financial Covenants), Clause 21 (Financial covenants after the Interim Maturity Date), Clause 22.10 (Ownership), Clause 22.12 (Title), Clause 22.24 (Sanctions), Clause 23.2 (Maintenance of obligatory insurances), Clause 23.3 (Terms of obligatory insurances), Clause 23.5 (Renewal of obligatory insurances), Clause 24.18 (Marketing of the Drillship), Clause 24.19 (Manager Change of Control) Clause 26.1 (Payment of Earnings) or Clause 26.2 (Receipt of amounts under the Put and Call Option Agreement) occurs.
27.6	Other obligations
(a)
An Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 27.2 (Non-payment), Clause 27.3 (Non-payment or other events under Total Drilling Contract), Clause 27.4 (Non-compliance under Put and Call Option Agreement) and Clause 27.5 (Specific obligations)).

(b)
No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within 30 calendar days of the Facility Agent giving notice to the Borrower or (if earlier) the Borrower becoming aware of the failure to comply.

27.7	Kexim Guarantee
The Kexim Guarantee, due to an act or omission of an Obligor, ceases to exist, becomes contested, invalid, non-binding or unenforceable or is otherwise jeopardized in full or in part.
27.8	Misrepresentation
Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading when made or deemed to be made.
27.9	Cross default
(a)	Any Financial Indebtedness of any member of the Restricted Group is not paid when due nor within any originally applicable grace period.
(b)
Any Financial Indebtedness of any member of the Restricted Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(c)
Any commitment for any Financial Indebtedness of any member of the Restricted Group is cancelled or suspended by a creditor of any member of the Restricted Group as a result of an event of default (however described).

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(d)
Any creditor of any member of the Restricted Group becomes entitled to declare any Financial Indebtedness of any member of the Restricted Group due and payable prior to its specified maturity as a result of an event of default (however described).

(e)
No Event of Default will occur under this Clause 27.9 (Cross default) if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than USD 100,000 (or its equivalent in any other currency).

27.10	Insolvency
(a)
An Obligor or any member of the Restricted Group is unable or admits inability to pay its debts as they fall due, suspends or threatens to suspend making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness.

(b)	The value of the assets of an Obligor or any member of the Restricted Group is less than its liabilities (taking into account contingent and prospective liabilities).
27.11	Insolvency proceedings
Any corporate action, legal proceedings or other procedure or step is taken in relation to:
(a)
the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any member of the Restricted Group other than a solvent liquidation or reorganisation of any member of the Restricted Group which is not an Obligor;

(b)	a composition, compromise, assignment or arrangement with any creditor of any member of the Restricted Group;
(c)
the appointment of a liquidator (other than in respect of a solvent liquidation of a member of the Restricted Group which is not an Obligor), receiver, administrator, administrative receiver, compulsory manager or other similar officer in respect of any member of the Restricted Group or any of its assets; or

(d)	enforcement of any Security over any assets of any member of the Restricted Group, or any analogous procedure or step is taken in any jurisdiction.
This Clause 27.11 (Insolvency proceedings) shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within five Business Days of commencement.
27.12	Creditors' process
Any expropriation, attachment, sequestration, distress or execution (or any analogous process in any jurisdiction) or an arrest of the Drillship, affects any asset or assets of any Obligor and is not discharged within 30 days.
27.13	Loss of property
Any part of the property of any Obligor, including but not limited to the Drillship, is destroyed, abandoned, seized, appropriated or forfeited or the authority or ability of any company within the Restricted Group to conduct its business is limited or wholly or substantially curtailed by any seizure, expropriation, nationalisation, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority or other person in relation to any company within the Restricted Group or any of its assets.
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27.14	Unlawfulness, invalidity and ranking
(a)	It is or becomes unlawful for any Obligor to perform any of its obligations under the Finance Documents.
(b)	Any obligation of any Obligor under the Finance Documents is not or ceases to be legal, valid, binding or enforceable.
(c)	Any Finance Document ceases to be in full force and effect or any Transaction Security is alleged by a party to it (other than a Finance Party) to be ineffective.
(d)	Any Transaction Security proves to have ranked after, or loses its priority to, any other Security.
27.15	Security imperilled
Any Security created or intended to be created by a Finance Document is in any way imperilled or in jeopardy, unless it is (in the reasonable opinion of the Facility Agent) capable of remedy and is remedied within 10 Business Days of the earlier of the Facility Agent giving notice to the Borrower or an Obligor becoming aware of the unenforceability or invalidity.
27.16	Cessation of business
Any Obligor suspends or ceases to carry on (or threatens to suspend or ceases to carry on) all or a material part of its business.
27.17	Repudiation and rescission of agreements
Any Obligor (or any other relevant party) rescinds or purports to rescind or repudiates or purports to repudiate a Finance Document or evidences an intention to rescind or repudiate a Finance Document.
27.18	Authorisation and consents
Any authorisation, licence, consent, permission or approval required in connection with the entering into, validity, enforcement, completion or performance of any of the Finance Documents or any transactions contemplated thereby is revoked, terminated or modified or otherwise ceases to be in full force and effect.
27.19	Litigation
Any litigation, arbitration, administrative, governmental, regulatory or other investigations, proceedings or disputes are commenced or threatened in relation to any of the Finance Documents or the transactions contemplated in the Finance Documents or against any Obligor or its assets which has or is reasonably likely to, if adversely determined, have a Material Adverse Effect.
27.20	Material adverse change
Any event or circumstance occurs which the Majority Lenders reasonably believe has or is reasonably likely to have a Material Adverse Effect.
27.21	Acceleration
On and at any time after the occurrence of an Event of Default which is continuing the Facility Agent may, and shall if so directed by the Majority Lenders, by notice to the Borrower:
(a)	cancel the Total Commitments, whereupon they shall immediately be cancelled;
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(b)
declare that all or part of the Loan, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon it shall become immediately due and payable; and/or

(c)	declare that all or part of the Loan be payable on demand, whereupon it shall immediately become payable on demand by the Facility Agent acting on the instructions of the Majority Lenders, and the Facility Agent may serve notices under paragraphs (a), (b) and (c) above simultaneously or on different dates and the Security Agent may take any action referred to in Clause 27.22 (Enforcement of security) if no such notice is served or simultaneously with or at any time after the service of any of such notice.
27.22	Enforcement of security
On and at any time after the occurrence of an Event of Default which is continuing the Security Agent may, and shall if so directed by the Majority Lenders, take any action which, as a result of the Event of Default or any notice served under Clause 27.21 (Acceleration), the Security Agent is entitled to take under any Finance Document or any applicable law or regulation.
27.23	Instruction under the Put and Call Option Agreement
On and at any time after the occurrence of a Put Option Time the Security Agent shall, if so directed by the Majority Lenders, by written notice to the Borrower instruct the Borrower to take any action available under the Put and Call Option Agreement, including under clause 2 (Put Option) of the Put and Call Option Agreement, as a result of the occurrence of a Put Option Time.
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SECTION 9
CHANGES TO PARTIES
28	CHANGES TO THE LENDERS
28.1	Assignments and transfers by the Lenders
Subject to this Clause 28 (Changes to the Lenders), a Lender (the "Existing Lender") may:
(a)	assign any of its rights; or
(b)	transfer by novation any of its rights and obligations,
under the Finance Documents to another bank or financial institution (the "New Lender").
28.2	Conditions of assignment or transfer
(a)	The consent of the Borrower is required for an assignment or transfer by an Existing Lender, unless the assignment or transfer is:
(i)	to another Lender or an Affiliate of a Lender; or
(ii)	made at a time when a Default is continuing.
(b)
The consent of the Borrower to an assignment or transfer must not be unreasonably withheld or delayed. The Borrower will be deemed to have given its consent 10 Business Days after the Existing Lender has requested it unless consent is expressly refused by the Borrower within that time.

(c)
The consent of the Borrower to an assignment or transfer must not be withheld solely because the assignment or transfer may result in an increase to any amount payable under Clause 14.3 (Mandatory Cost).

(d)	An assignment will only be effective on:
(i)
receipt by the Facility Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Facility Agent) that the New Lender will assume the same obligations to the other Secured Parties as it would have been under if it were an Original Lender; and

(ii)
performance by the Facility Agent of all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the Facility Agent shall promptly notify to the Existing Lender and the New Lender.

(e)	A transfer will only be effective if the procedure set out in Clause 28.5 (Procedure for transfer) is complied with.
(f)	If:
(i)	a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and
(ii)
as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 12 (Tax Gross Up and Indemnities) or Clause 13 (Increased Costs),

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then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred. This paragraph (f) shall not apply in respect of an assignment or transfer made in the ordinary course of the primary syndication of the Facility.
(g)
Each New Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.

28.3	Assignment or transfer fee
The New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Facility Agent (for its own account) a fee of USD 5,000.
28.4	Limitation of responsibility of Existing Lenders
(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:
(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents, the Transaction Security or any other documents;
(ii)	the financial condition of any Obligor;
(iii)	the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or
(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document, and any representations or warranties implied by law are excluded.
(b)	Each New Lender confirms to the Existing Lender and the other Finance Parties and the Secured Parties that it:
(i)
has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender or any other Finance Party in connection with any Finance Document or the Transaction Security; and

(ii)	will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities throughout the Security Period.
(c)	Nothing in any Finance Document obliges an Existing Lender to:
(i)	accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this Clause 28 (Changes to the Lenders); or
(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.
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28.5	Procedure for transfer
(a)
Subject to the conditions set out in 28.2 (Conditions of assignment or transfer), a transfer is effected in accordance with paragraph (c) below when the Facility Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to paragraph (b) below as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with this Agreement and delivered in accordance with this Agreement, execute that Transfer Certificate.

(b)
The Facility Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.

(c)	Subject to Clause 28.9 (Pro rata interest settlement), on the Transfer Date:
(i)
to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents and in respect of the Transaction Security, each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and in respect of the Transaction Security and their respective rights against one another under the Finance Documents and in respect of the Transaction Security shall be cancelled (being the "Discharged Rights and Obligations");

(ii)
each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

(iii)
the Facility Agent, the Security Agent, the Hedge Counterparties, the Mandated Lead Arrangers, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves and in respect of the Transaction Security as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Facility Agent, the Security Agent, the Hedge Counterparties, the Mandated Lead Arrangers and the Existing Lenders shall each be released from further obligations to each other under the Finance Documents; and

(iv)	the New Lender shall become a Party as a "Lender".
28.6	Procedure for assignment
(a)
Subject to the conditions set out in Clause 28.2 (Conditions of assignment or transfer) an assignment may be effected in accordance with paragraph (c) below when the Facility Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.

(b)
The Facility Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.

(c)	Subject to Clause 28.9 (Pro rata interest settlement), on the Transfer Date:
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(i)
the Existing Lender will assign absolutely to the New Lender its rights under the Finance Documents and in respect of the Transaction Security expressed to be the subject of the assignment in the Assignment Agreement;

(ii)
the Existing Lender will be released from the obligations (the "Relevant Obligations") expressed to be the subject of the release in the Assignment Agreement (and any corresponding obligations by which it is bound in respect of the Transaction Security); and

(iii)	the New Lender shall become a Party as a "Lender" and will be bound by obligations equivalent to the Relevant Obligations.
(d)
Lenders may utilise procedures other than those set out in this Clause 28.6 (Procedure for assignment) to assign their rights under the Finance Documents (but not to obtain a release by that Obligor from the obligations owed to that Obligor by any Lender nor to effect the assumption of equivalent obligations by a New Lender, in each case without the consent of the relevant Obligor or unless in accordance with Clause 28.5 (Procedure for transfer)), provided that they comply with the conditions set out in Clause 28.2 (Conditions of assignment or transfer).

28.7	Copy of Transfer Certificate or Assignment Agreement to Borrower
The Facility Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate or an Assignment Agreement, send to the Borrower a copy of that Transfer Certificate or Assignment Agreement.
28.8	Security over Lenders' rights
In addition to the other rights provided to Lenders under this Clause 28 (Changes to the Lenders), each Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:
(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and
(b)
in the case of any Lender which is a fund, any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall:
(i)
release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or

(ii)
require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

28.9	Pro rata interest settlement
If the Facility Agent has notified the Lenders that it is able to distribute interest payments on a "pro rata basis" to Existing Lenders and New Lenders then (in respect of any transfer pursuant to Clause 28.5 (Procedure for transfer) or any assignment pursuant to Clause 28.6 (Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):
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(a)
any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date ("Accrued Amounts") and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period (or, if the Interest Period is longer than six Months, on the next of the dates which falls at six Monthly intervals after the first day of that Interest Period); and

(b)	The rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt:
(i)	when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and
(ii)
the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause 28.9 (Pro rata interest settlement), have been payable to it on that date, but after deduction of the Accrued Amounts.

28.10	Transfer to the Kexim Guarantor
(a)
If the Kexim Guarantor makes a payment under the Kexim Guarantee, then, to the extent that it is required to do so by the Kexim Guarantor under the Kexim Guarantee, a Kexim Guaranteed Lender receiving a payment pursuant to the Kexim Guarantee shall, at the cost of the Borrower and without any requirement for the consent of the Borrower, transfer to the Kexim Guarantor (in accordance with, and subject to, Clause 29 (Changes to the Obligors)) a part of its participation in the Loan equal to the amount paid to it by the Kexim Guarantor.

(b)
A transfer pursuant to paragraph (a) above shall not limit the rights of the relevant Kexim Guaranteed Lender to recover any remaining part of its participation in a Loan or any other moneys owing to it under this Agreement or any other Finance Documents.

(c)	If the Kexim Guarantor makes any payment to a Kexim Guaranteed Lender under the Kexim Guarantee:
(i)	the obligations and liabilities of the Obligors (and of any of them) under this Agreement and each of the other Finance Documents shall not be reduced, discharged nor affected in any way;
(ii)	the Kexim Guarantor shall be subrogated to the rights of that Kexim Guaranteed Lender against the Obligors under this Agreement and each of the other Finance Documents;
(iii)
the Kexim Guarantor shall be entitled to the extent of such payment to exercise the rights of that Kexim Guaranteed Lender against the Obligors (and against any of them) under this Agreement and each of the other Finance Documents or any relevant laws and/or regulations unless and until such payment and the interest accrued on it are fully reimbursed to the Kexim Guarantor; and

(iv)
with respect to the obligations and liabilities of the Obligors owed to that Kexim Guaranteed Lender under the Finance Documents (or any of them), such obligations and liabilities shall additionally be owed to the Kexim Guarantor by way of subrogation of the rights of that Kexim Guaranteed Lender.

(d)
The Obligors shall indemnify the Kexim Guarantor in respect of any costs or expenses (including legal fees) suffered or incurred by it in connection with any transfer referred to in paragraph (a) above.

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29	CHANGES TO THE OBLIGORS
No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents except as expressly permitted by this Agreement.
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SECTION 10
THE FINANCE PARTIES
30	THE FACILITY AGENT AND THE MANDATED LEAD ARRANGERS
30.1	Appointment of the Facility Agent
(a)	Each other Finance Party appoints the Facility Agent to act as its agent under and in connection with the Finance Documents.
(b)
Each other Finance Party authorises the Facility Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Facility Agent under, or in connection with, the Finance Documents together with any other incidental rights, powers, authorities and discretions.

30.2	Instructions
(a)	The Facility Agent shall:
(i)
unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Facility Agent in accordance with any instructions given to it by:

(A)	all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and
(B)	in all other cases, the Majority Lenders; and
(ii)
not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with sub-paragraph (i) above (or, if this Agreement stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties).

(b)
The Facility Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Facility Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.

(c)
Save in the case of decisions stipulated to be a matter for any other Finance Party or group of Finance Parties under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Facility Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)	Paragraph (a) above shall not apply:
(i)	where a contrary indication appears in a Finance Document;
(ii)	where a Finance Document requires the Facility Agent to act in a specified manner or to take a specified action;
(iii)	in respect of any provision which protects the Facility Agent's own position in its personal capacity as opposed to its role of Facility Agent for the relevant Finance Parties.
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(e)
If giving effect to instructions given by the Majority Lenders would in the Facility Agent's opinion have an effect equivalent to an amendment or waiver referred to in Clause 43 (Amendments and Waivers), the Facility Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each relevant Party (other than the Facility Agent) whose consent would have been required in respect of that amendment or waiver.

(f)
In exercising any discretion to exercise a right, power or authority under the Finance Documents where it has not received any instructions as to the exercise of that discretion the Facility Agent shall do so having regard to the interests of all the Finance Parties.

(g)
The Facility Agent may refrain from acting in accordance with any instructions of any Finance Party or group of Finance Parties until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable VAT) which it may incur in complying with those instructions.

(h)
Without prejudice to the remainder of this Clause 30.2 (Instructions), in the absence of instructions, the Facility Agent shall not be obliged to take any action (or refrain from taking action) even if it considers acting or not acting to be in the best interests of the Finance Parties. The Facility Agent may act (or refrain from acting) as it considers to be in the best interest of the Finance Parties.

(i)
The Facility Agent is not authorised to act on behalf of a Finance Party (without first obtaining that Finance Party's consent) in any legal or arbitration proceedings relating to any Finance Document. This paragraph (i) shall not apply to any legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Transaction Security or enforcement of the Transaction Security.

30.3	Duties of the Facility Agent
(a)	The Facility Agent's duties under the Finance Documents are solely mechanical and administrative in nature.
(b)	Subject to paragraph (c) below, the Facility Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Facility Agent for that Party by any other Party.
(c)	Without prejudice to Clause 28.7 (Copy of Transfer Certificate or Assignment Agreement to Borrower), paragraph (b) above shall not apply to any Transfer Certificate or any Assignment Agreement.
(d)
Except where a Finance Document specifically provides otherwise, the Facility Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(e)
If the Facility Agent receives notice from a Party referring to any Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(f)
If the Facility Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Facility Agent, the Mandated Lead Arrangers or the Security Agent) under this Agreement, it shall promptly notify the other Finance Parties.

(g)	The Facility Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).
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30.4	Role of the Mandated Lead Arrangers
Except as specifically provided in the Finance Documents, the Mandated Lead Arrangers have no obligations of any kind to any other Party under or in connection with any Finance Document.
30.5	No fiduciary duties
(a)	Nothing in any Finance Document constitutes the Facility Agent or the Mandated Lead Arrangers as a trustee or fiduciary of any other person.
(b)	Neither the Facility Agent nor the Mandated Lead Arrangers shall be bound to account to other Finance Party for any sum or the profit element of any sum received by it for its own account.
30.6	Application of receipts
Except as expressly stated to the contrary in any Finance Document, any moneys which the Facility Agent receives or recovers in its capacity as Facility Agent shall be applied by the Facility Agent in accordance with Clause 35.5 (Application of receipts; partial payments).
30.7	Business with the Restricted Group
The Facility Agent and the Mandated Lead Arrangers may accept deposits from, lend money to, and generally engage in any kind of banking or other business with, any member of the Restricted Group.
30.8	Rights and discretions
(a)	The Facility Agent may:
(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;
(ii)	assume that:
(A)	any instructions received by it from the Majority Lenders, any Finance Parties or any group of Finance Parties are duly given in accordance with the terms of the Finance Documents; and
(B)	unless it has received notice of revocation, that those instructions have not been revoked; and
(iii)	rely on a certificate from any person:
(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or
(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing, as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.
(b)	The Facility Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Finance Parties) that:
(i)	no Default has occurred (unless it has actual knowledge of a Default arising under Clause 27.2 (Non-payment));
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(ii)	any right, power, authority or discretion vested in any Party or any group of Finance Parties has not been exercised; and
(iii)	any notice or request made by the Borrower (other than the Utilisation Request or a Selection Notice) is made on behalf of and with the consent and knowledge of all the Obligors.
(c)	The Facility Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.
(d)
Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Facility Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Facility Agent (and so separate from any lawyers instructed by the Lenders) if the Facility Agent in its reasonable opinion deems this to be desirable.

(e)
The Facility Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Facility Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Facility Agent may act in relation to the Finance Documents and the Security Property through its officers, employees and agents and shall not:
(i)	be liable for any error of judgment made by any such person; or
(ii)	be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of any such person, unless such error or such loss was directly caused by the gross negligence or wilful misconduct of the Facility Agent or its officers, employees or agents.
(g)	Unless a Finance Document expressly provides otherwise the Facility Agent may disclose to any other Party any information it reasonably believes it has received as agent under the Finance Documents.
(h)
Notwithstanding any other provision of any Finance Document to the contrary, neither the Facility Agent nor the Mandated Lead Arrangers are obliged to do or omit to do anything if it would or might, in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)
The Facility Agent is not obliged to disclose to any Finance Party any details of the rate notified to the Facility Agent by any Lender or the identity of any such Lender for the purpose of sub-paragraph (ii) of paragraph (a) of Clause 10.2 (Market disruption).

(j)
Notwithstanding any provision of any Finance Document to the contrary, the Facility Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

30.9	Responsibility for documentation
Neither the Facility Agent nor the Mandated Lead Arrangers are responsible or liable for:
(a)
the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Facility Agent, the Security Agent, the Mandated Lead Arrangers, an Obligor or any other person in, or in connection with, any Finance Document or the transactions

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contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;
(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document or the Security Property; or

(c)
any determination as to whether any information provided or to be provided to any Finance Party or Secured Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

30.10	No duty to monitor
The Facility Agent shall not be bound to enquire:
(a)	whether or not any Default has occurred;
(b)	as to the performance, default or any breach by any Obligor of its obligations under any Finance Document; or
(c)	whether any other event specified in any Finance Document has occurred.
30.11	Exclusion of liability
(a)
Without limiting paragraph (b) below (and without prejudice to paragraph (e) of Clause 35.11 (Disruption to Payment Systems etc.)) or any other provision of any Finance Document excluding or limiting the liability of the Facility Agent), the Facility Agent will not be liable for:

(i)
any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document or the Security Property, unless directly caused by its gross negligence or wilful misconduct;

(ii)
exercising, or not exercising ,any right, power, authority or discretion given to it by, or in connection with, any Finance Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document or the Security Property; or

(iii)	any shortfall which arises on the enforcement or realisation of the Security Property; or
(iv)	without prejudice to the generality of paragraphs (i) to (iii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of:
(A)	any act, event or circumstance not reasonably within its control; or
(B)	the general risks of investment in, or the holding of assets in, any jurisdiction, including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or
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systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.
(b)
No Party other than the Facility Agent may take any proceedings against any officer, employee or agent of the Facility Agent in respect of any claim it might have against the Facility Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document or any Security Property and any officer, employee or agent of the Facility Agent may rely on this Clause subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Act.

(c)
The Facility Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Facility Agent if the Facility Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Facility Agent for that purpose.

(d)	Nothing in this Agreement shall oblige the Facility Agent or the Mandated Lead Arrangers to carry out:
(i)	any "know your customer" or other checks in relation to any person; or
(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Finance Party, on behalf of any Finance Party and each Finance Party confirms to the Facility Agent and the Mandated Lead Arrangers that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Facility Agent or the Mandated Lead Arrangers.
(e)
Without prejudice to any provision of any Finance Document excluding or limiting the Facility Agent's liability, any liability of the Facility Agent arising under or in connection with any Finance Document or the Security Property shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Facility Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Facility Agent at any time which increase the amount of that loss. In no event shall the Facility Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Facility Agent has been advised of the possibility of such loss or damages.

30.12	Lenders' indemnity to the Facility Agent
(a)
Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Facility Agent, within three Business Days of demand, against any cost, loss or liability incurred by the Facility Agent (otherwise than by reason of the Facility Agent's gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 35.11 (Disruption to Payment Systems etc.) notwithstanding the Facility Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Facility Agent) in acting as Facility Agent under the Finance Documents (unless the Facility Agent has been reimbursed by an Obligor pursuant to a Finance Document).

(b)	Subject to paragraph (c) below, the Borrower shall immediately on demand reimburse any Lender for any payment that Lender makes to the Facility Agent pursuant to paragraph (a) above.
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(c)	Paragraph (b) above shall not apply to the extent that the indemnity payment in respect of which the Lender claims reimbursement relates to a liability of the Facility Agent to an Obligor.
30.13	Resignation of the Facility Agent
(a)	The Facility Agent may resign and appoint one of its Affiliates acting through an office as successor by giving notice to the other Finance Parties and the Borrower.
(b)	Alternatively, the Facility Agent may resign by giving 30 days' notice to the other Finance Parties and the Borrower, in which case the Majority Lenders may appoint a successor Facility Agent.
(c)
If the Majority Lenders have not appointed a successor Facility Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Facility Agent may appoint a successor Facility Agent.

(d)
If the Facility Agent wishes to resign because (acting reasonably) it has concluded that it is no longer appropriate for it to remain as agent and the Facility Agent is entitled to appoint a successor Facility Agent under paragraph (c) above, the Facility Agent may (if it concludes (acting reasonably) that it is necessary to do so in order to persuade the proposed successor Facility Agent to become a party to this Agreement as Facility Agent), agree with the proposed successor Facility Agent amendments to this Clause 30 (The Facility Agent and the Mandated Lead Arrangers) and any other term of this Agreement (in each case in accordance with Clause 43 (Amendments and Waivers)) dealing with the rights or obligations of the Facility Agent consistent with then current market practice for the appointment and protection of corporate trustees and those amendments will bind the Parties.

(e)
The retiring Facility Agent shall, at its own cost, make available to the successor Facility Agent such documents and records and provide such assistance as the successor Facility Agent may reasonably request for the purposes of performing its functions as Facility Agent under the Finance Documents.

(f)	The Facility Agent's resignation notice shall only take effect upon the appointment of a successor.
(g)
Upon the appointment of a successor, the retiring Facility Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (e) above) but shall remain entitled to the benefit of Clause 14.4 (Indemnity to the Servicing Banks) and this Clause 30 (The Facility Agent and the Mandated Lead Arrangers) and any other provisions of a Finance Document which are expressed to limit or exclude its liability (or to indemnify it) in acting as Facility Agent. Any fees for the account of the retiring Facility Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(h)
The Majority Lenders may, by notice to the Facility Agent, require it to resign in accordance with paragraph (b) above. In this event, the Facility Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (e) above shall be for the account of the Borrower.

(i)	The consent of the Borrower (or any other Obligor) is not required for an assignment or transfer of rights and/or obligations by the Facility Agent.
(j)
The Facility Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Facility Agent pursuant to paragraph (c) above) if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Facility Agent under the Finance Documents, either:

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(i)
the Facility Agent fails to respond to a request under Clause 12.7 (FATCA Information) and a Lender reasonably believes that the Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)
the information supplied by the Facility Agent pursuant to Clause 12.7 (FATCA Information) indicates that the Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)	the Facility Agent notifies the Borrower and the Lenders that the Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;
and (in each case) a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Facility Agent were a FATCA Exempt Party, and that Lender, by notice to the Facility Agent, requires it to resign.
30.14	Confidentiality
(a)
In acting as Facility Agent for the Finance Parties, the Facility Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)
If information is received by a division or department of the Facility Agent other than the division or department responsible for complying with the obligations assumed by it under the Finance Documents, that information may be treated as confidential to that division or department, and the Facility Agent shall not be deemed to have notice of it nor shall it be obliged to disclose such information to any Party.

30.15	Relationship with the other Finance Parties
(a)
Subject to Clause 28.9 (Pro rata interest settlement), the Facility Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Facility Agent's principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and
(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day, unless it has received not less than five Business Days' prior notice from that Lender to the contrary in accordance with the terms of this Agreement.
(b)	Each Lender shall supply the Facility Agent with any information required by the Facility Agent in order to calculate the Mandatory Cost in accordance with Clause 14.3 (Mandatory Cost).
(c)
Each Finance Party shall supply the Facility Agent with any information that the Security Agent may reasonably specify (through the Facility Agent) as being necessary or desirable to enable the Security Agent to perform its functions as Security Agent. Each Finance Party shall deal with the Security Agent exclusively through the Facility Agent and shall not deal directly with the Security Agent.

(d)
Any Lender may by notice to the Facility Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number

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and (where communication by electronic mail or other electronic means is permitted under Clause 37.5 (Electronic communication) electronic mail address and/or any other information required to enable the sending and receipt of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address, department and officer by that Lender for the purposes of Clause 37.2 (Addresses) and sub-paragraph (ii) of paragraph (b) of Clause 37.5 (Electronic communication) and the Facility Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.
30.16	Credit appraisal by the Finance Parties
Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Finance Party confirms to the Facility Agent and the Mandated Lead Arrangers that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under, or in connection with, any Finance Document including but not limited to:
(a)	the financial condition, status and nature of each member of the Restricted Group;
(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(c)
whether that Finance Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under, or in connection with, any Finance Document, the Security Property, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(d)
the adequacy, accuracy or completeness of any information provided by the Facility Agent, any Party or by any other person under, or in connection with, any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(e)
the right or title of any person in or to or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property.

30.17	Reference Banks
The Facility Agent shall (if so instructed by the all the Lenders and in consultation with the Borrower) replace a Reference Bank with another bank or financial institution.
30.18	Facility Agent's management time
(a)
Any amount payable to the Facility Agent under Clause 14.4 (Indemnity to the Servicing Banks), Clause 16 (Costs and Expenses) and Clause 30.12 (Lenders' indemnity to the Facility Agent) shall include the cost of utilising the Facility Agent's management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Facility Agent may notify to the Borrower and the other Finance Parties, and is in addition to any fee paid or payable to the Facility Agent under Clause 11 (Fees).

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30.19	Deduction from amounts payable by the Facility Agent
If any Party owes an amount to the Facility Agent under the Finance Documents, the Facility Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Facility Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.
30.20	Reliance and engagement letters
Each Secured Party confirms that each of the Mandated Lead Arrangers and the Facility Agent has authority to accept on its behalf (and ratifies the acceptance on its behalf of any letters or reports already accepted by the Mandated Lead Arrangers or the Facility Agent) the terms of any reliance letter or engagement letters or any reports or letters provided by accountants, auditors or providers of due diligence reports in connection with the Finance Documents or the transactions contemplated in the Finance Documents and to bind it in respect of those, reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.
30.21	Full freedom to enter into transactions
Without prejudice to Clause 30.7 (Business with the Restricted Group) or any other provision of a Finance Document and notwithstanding any rule of law or equity to the contrary, the Facility Agent shall be absolutely entitled:
(a)
to enter into and arrange banking, derivative, investment and/or other transactions of every kind with or affecting any Obligor or any person who is party to, or referred to in, a Finance Document (including, but not limited to, any interest or currency swap or other transaction, whether related to this Agreement or not, and acting as syndicate agent and/or security agent for, and/or participating in, other facilities to such Obligor or any person who is party to, or referred to in, a Finance Document);

(b)	to deal in and enter into and arrange transactions relating to:
(i)	any securities issued or to be issued by any Obligor or any other person; or
(ii)	any options or other derivatives in connection with such securities; and
(c)	to provide advice or other services to the Borrower or any person who is a party to, or referred to in, a Finance Document, and, in particular, the Facility Agent shall be absolutely entitled, in proposing, evaluating, negotiating, entering into and arranging all such transactions and in connection with all other matters covered by paragraphs (a), (b) and (c) above, to use (subject only to insider dealing legislation) any information or opportunity, howsoever acquired by it, to pursue its own interests exclusively, to refrain from disclosing such dealings, transactions or other matters or any information acquired in connection with them and to retain for its sole benefit all profits and benefits derived from the dealings transactions or other matters.
31	THE SECURITY AGENT
31.1	Trust
(a)
The Security Agent declares that it holds the Security Property on trust for the Secured Parties on the terms contained in this Agreement and shall deal with the Security Property in accordance with this Clause 31 (The Security Agent) and the other provisions of the Finance Documents.

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(b)
Each other Finance Party authorises the Security Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Security Agent under, or in connection with, the Finance Documents together with any other incidental rights, powers, authorities and discretions.

31.2	Parallel Debt (Covenant to pay the Security Agent)
(a)	Each Obligor irrevocably and unconditionally undertakes to pay to the Security Agent its Parallel Debt which shall be amounts equal to, and in the currency or currencies of, its Corresponding Debt.
(b)	The Parallel Debt of an Obligor:
(i)	shall become due and payable at the same time as its Corresponding Debt;
(ii)	is independent and separate from, and without prejudice to, its Corresponding Debt.
(c)	For purposes of this Clause 31.2 (Parallel Debt (Covenant to pay the Security Agent)), the Security Agent:
(i)	is the independent and separate creditor of each Parallel Debt;
(ii)	acts in its own name and not as agent, representative or trustee of the Finance Parties and its claims in respect of each Parallel Debt shall not be held on trust; and
(iii)
shall have the independent and separate right to demand payment of each Parallel Debt in its own name (including, without limitation, through any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in any kind of insolvency proceeding).

(d)	The Parallel Debt of an Obligor shall be:
(i)	decreased to the extent that its Corresponding Debt has been irrevocably and unconditionally paid or discharged; and
(ii)	increased to the extent that its Corresponding Debt has increased, and the Corresponding Debt of an Obligor shall be:
(A)	decreased to the extent that its Parallel Debt has been irrevocably and unconditionally paid or discharged; and
(B)	increased to the extent that its Parallel Debt has increased, in each case provided that the Parallel Debt of an Obligor shall never exceed its Corresponding Debt.
(e)
All amounts received or recovered by the Security Agent in connection with this Clause 31.2 (Parallel Debt (Covenant to pay the Security Agent)) to the extent permitted by applicable law, shall be applied in accordance with Clause 35.5 (Application of receipts; partial payments).

(f)	This Clause 31.2 (Parallel Debt (Covenant to pay the Security Agent)) shall apply, with any necessary modifications, to each Finance Document.
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31.3	Enforcement through Security Agent only
The Secured Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any right, power, authority or discretion arising under the Transaction Security except through the Security Agent.
31.4	Instructions
(a)	The Security Agent shall:
(i)
unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Security Agent in accordance with any instructions given to it by the Facility Agent acting on the instructions of:

(A)	all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and
(B)	in all other cases, the Majority Lenders; and
(ii)
not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with sub-paragraph (i) above (or if this Agreement stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties).

(b)
The Security Agent shall be entitled to request instructions, or clarification of any instruction, from the Facility Agent acting on the instructions of the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Security Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.

(c)
Save in the case of decisions stipulated to be a matter for any other Finance Party or group of Finance Parties under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Security Agent by the Facility Agent acting on the instructions of the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)	Paragraph (a) above shall not apply:
(i)	where a contrary indication appears in a Finance Document;
(ii)	where a Finance Document requires the Security Agent to act in a specified manner or to take a specified action;
(iii)	in respect of any provision which protects the Security Agent's own position in its personal capacity as opposed to its role of Security Agent for the relevant Secured Parties.
(iv)	in respect of the exercise of the Security Agent's discretion to exercise a right, power or authority under any of:
(A)	Clause 31.27 (Deductions from receipts); and
(B)	Clause 31.28 (Prospective liabilities).
(e)	If giving effect to instructions given by the Facility Agent acting on the instructions of the Majority Lenders would in the Security Agent's opinion have an effect equivalent to an
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amendment or waiver referred to in Clause 43 (Amendments and Waivers), the Security Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than the Security Agent) whose consent would have been required in respect of that amendment or waiver.
(f)	In exercising any discretion to exercise a right, power or authority under the Finance Documents where either:
(i)	it has not received any instructions as to the exercise of that discretion; or
(ii)	the exercise of that discretion is subject to sub-paragraph (iv) of paragraph (d) above, the Security Agent shall do so having regard to the interests of all the Secured Parties.
(g)
The Security Agent may refrain from acting in accordance with any instructions of the Facility Agent acting on the instructions of any Finance Party or group of Finance Parties until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable VAT) which it may incur in complying with those instructions.

(h)
Without prejudice to the remainder of this Clause 31.4 (Instructions), in the absence of instructions, the Security Agent may (but shall not be obliged to) take such action in the exercise of its powers and duties under the Finance Documents as it considers in its discretion to be appropriate.

(i)
The Security Agent is not authorised to act on behalf of a Finance Party (without first obtaining that Finance Party's consent) in any legal or arbitration proceedings relating to any Finance Document. This paragraph (i) shall not apply to any legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Transaction Security or enforcement of the Transaction Security.

31.5	Duties of the Security Agent
(a)	The Security Agent's duties under the Finance Documents are solely mechanical and administrative in nature.
(b)	The Security Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Security Agent for that Party by any other Party.
(c)
Except where a Finance Document specifically provides otherwise, the Security Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)
If the Security Agent receives notice from a Party referring to any Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(e)	The Security Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).
31.6	No fiduciary duties
(a)	Nothing in any Finance Document constitutes the Security Agent as an agent, trustee or fiduciary of any Obligor.
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(b)	The Security Agent shall not be bound to account to any other Party for any sum or the profit element of any sum received by it for its own account.
31.7	Business with the Restricted Group
The Security Agent may accept deposits from, lend money to, and generally engage in any kind of banking or other business with, any member of the Restricted Group.
31.8	Rights and discretions
(a)	The Security Agent may:
(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;
(ii)	assume that:
(A)
any instructions received by it from the Facility Agent acting on the instructions of the Majority Lenders, any Finance Parties or any group of Finance Parties are duly given in accordance with the terms of the Finance Documents; and

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and
(iii)	rely on a certificate from any person:
(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or
(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing, as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.
(b)	The Security Agent may assume (unless it has received notice to the contrary in its capacity as security agent for the Secured Parties) that:
(i)	no Default has occurred;
(ii)	any right, power, authority or discretion vested in any Party or any group of Finance Parties has not been exercised; and
(iii)	any notice or request made by the Borrower (other than the Utilisation Request or a Selection Notice) is made on behalf of and with the consent and knowledge of all the Obligors.
(c)	The Security Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.
(d)
Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Security Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Security Agent (and so separate from any lawyers instructed by the Facility Agent or the Lenders) if the Security Agent in its reasonable opinion deems this to be desirable.

(e)	The Security Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the
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Security Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.
(f)	The Security Agent may actin relation to the Finance Documents and the Security Property through its officers, employees and agents and shall not:
(i)	be liable for any error of judgment made by any such person; or
(ii)	be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of any such person, unless such error or such loss was directly caused by the gross negligence or wilful misconduct of the Security Agent or its officers, employees or agents.
(g)
Unless a Finance Document expressly provides otherwise the Security Agent may disclose to any other Party any information it reasonably believes it has received as security agent under the Finance Documents.

(h)
Notwithstanding any other provision of any Finance Document to the contrary, the Security Agent is not obliged to do or omit to do anything if it would or might, in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)
Notwithstanding any provision of any Finance Document to the contrary, the Security Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

31.9	Responsibility for documentation
The Security Agent is not responsible or liable for:
(a)
the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Facility Agent, the Security Agent, the Mandated Lead Arrangers, an Obligor or any other person in, or in connection with, any Finance Document or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document or the Security Property; or

(c)
any determination as to whether any information provided or to be provided to any Secured Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

31.10	No duty to monitor
The Security Agent shall not be bound to enquire:
(a)	whether or not any Default has occurred;
(b)	as to the performance, default or any breach by any Obligor of its obligations under any Finance Document; or
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(c)	whether any other event specified in any Finance Document has occurred.
31.11	Exclusion of liability
(a)
Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Security Agent or any Receiver or Delegate), none of the Security Agent nor any Receiver or Delegate will be liable for:

(i)
any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document or the Security Property, unless directly caused by its gross negligence or wilful misconduct;

(ii)
exercising, or not exercising ,any right, power, authority or discretion given to it by, or in connection with, any Finance Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document or the Security Property; or

(iii)	any shortfall which arises on the enforcement or realisation of the Security Property; or
(iv)	without prejudice to the generality of paragraphs (i) to (iii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of:
(A)	any act, event or circumstance not reasonably within its control; or
(B)	the general risks of investment in, or the holding of assets in, any jurisdiction, including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.
(b)
No Party other than the Security Agent, that Receiver or that Delegate (as applicable) may take any proceedings against any officer, employee or agent of the Security Agent, a Receiver or a Delegate in respect of any claim it might have against the Security Agent, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document or any Security Property and any officer, employee or agent of the Security Agent, a Receiver or a Delegate may rely on this Clause subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Act.

(c)
The Security Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Security Agent if the Security Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Security Agent for that purpose.

(d)	Nothing in this Agreement shall oblige the Security Agent to carry out:
(i)	any "know your customer" or other checks in relation to any person; or
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(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Finance Party, on behalf of any Finance Party and each Finance Party confirms to the Security Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Security Agent.
(e)
Without prejudice to any provision of any Finance Document excluding or limiting the liability of the Security Agent, any Receiver or Delegate, any liability of the Security Agent, any Receiver or Delegate arising under or in connection with any Finance Document or the Security Property shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Security Agent, Receiver or Delegate or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Security Agent, any Receiver or Delegate at any time which increase the amount of that loss. In no event shall the Security Agent, any Receiver or Delegate be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Security Agent, the Receiver or Delegate has been advised of the possibility of such loss or damages.

31.12	Lenders' indemnity to the Security Agent
(a)
Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Security Agent and every Receiver and every Delegate, within three Business Days of demand, against any cost, loss or liability incurred by any of them (otherwise than by reason of the Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct) in acting as Security Agent, Receiver or Delegate under the Finance Documents (unless the Security Agent, Receiver or Delegate has been reimbursed by an Obligor pursuant to a Finance Document).

(b)	Subject to paragraph (c) below, the Borrower shall immediately on demand reimburse any Lender for any payment that Lender makes to the Security Agent pursuant to paragraph (a) above.
(c)	Paragraph (b) above shall not apply to the extent that the indemnity payment in respect of which the Lender claims reimbursement relates to a liability of the Security Agent to an Obligor.
31.13	Resignation of the Security Agent
(a)	The Security Agent may resign and appoint one of its Affiliates acting through an office as successor by giving notice to the other Finance Parties and the Borrower.
(b)	Alternatively, the Security Agent may resign by giving 30 days' notice to the other Finance Parties and the Borrower, in which case the Majority Lenders may appoint a successor Security Agent.
(c)
If the Majority Lenders have not appointed a successor Security Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Security Agent may appoint a successor Security Agent.

(d)
The retiring Security Agent shall make available to the successor Security Agent such documents and records and provide such assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as Security Agent under the Finance Documents. The Borrower shall, within three Business Days of demand, reimburse the retiring Security Agent for the amount of all costs and expenses (including legal fees)

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properly incurred by it in making available such documents and records and providing such assistance.
(e)	The Security Agent's resignation notice shall only take effect upon:
(i)	the appointment of a successor; and
(ii)	the transfer, by way of a document expressed as a deed, of all the Security Property to that successor.
(f)
Upon the appointment of a successor, the retiring Security Agent shall be discharged, by way of a document executed as a deed, from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) of Clause 31.23 (Winding up of trust) and paragraph (d) above) but shall remain entitled to the benefit Clause 14.5 (Indemnity to the Security Agent) and this Clause 31 (The Security Agent) and any other provisions of a Finance Document which are expressed to limit or exclude its liability (or to indemnify it) in acting as Security Agent. Any fees for the account of the retiring Security Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(g)
The Majority Lenders may, by notice to the Security Agent, require it to resign in accordance with paragraph (b) above. In this event, the Security Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (d) above shall be for the account of the Borrower.

(h)	The consent of the Borrower (or any other Obligor) is not required for an assignment or transfer of rights and/or obligations by the Security Agent.
31.14	Confidentiality
(a)
In acting as Security Agent for the Finance Parties, the Security Agent shall be regarded as acting through its trustee division which shall be treated as a separate entity from any other of its divisions or departments.

(b)
If information is received by a division or department of the Security Agent other than the division or department responsible for complying with the obligations assumed by it under the Finance Documents, that information may be treated as confidential to that division or department, and the Security Agent shall not be deemed to have notice of it nor shall it be obliged to disclose such information to any Party.

31.15	Credit appraisal by the Finance Parties
Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Finance Party confirms to the Security Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under, or in connection with, any Finance Document including but not limited to:
(a)	the financial condition, status and nature of each member of the Restricted Group;
(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(c)
whether that Finance Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under, or in connection with, any Finance Document, the Security Property, the transactions contemplated by the Finance Documents

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or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;
(d)
the adequacy, accuracy or completeness of any information provided by the Security Agent, any Party or by any other person under, or in connection with, any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(e)
the right or title of any person in or to or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property.

31.16	Reliance and engagement letters
Each Secured Party confirms that the Security Agent has authority to accept on its behalf (and ratifies the acceptance on its behalf of any letters or reports already accepted by the Security Agent) the terms of any reliance letter or engagement letters or any reports or letters provided by accountants, auditors or providers of due diligence reports in connection with the Finance Documents or the transactions contemplated in the Finance Documents and to bind it in respect of those, reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.
31.17	No responsibility to perfect Transaction Security
The Security Agent shall not be liable for any failure to:
(a)	require the deposit with it of any deed or document certifying, representing or constituting the title of any Obligor to any of the Charged Property;
(b)	obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any Finance Document or the Transaction Security;
(c)
register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any law or regulation or to give notice to any person of the execution of any Finance Document or of the Transaction Security;

(d)
take, or to require any Obligor to take, any step to perfect its title to any of the Charged Property or to render the Transaction Security effective or to secure the creation of any ancillary Security under any law or regulation; or

(e)	require any further assurance in relation to any Transaction Security.
31.18	Insurance by Security Agent
(a)	The Security Agent shall not be obliged:
(i)	to insure any of the Charged Property;
(ii)	to require any other person to maintain any insurance; or
(iii)	to verify any obligation to arrange or maintain insurance contained in any Finance Document, and the Security Agent shall not be liable for any damages, costs or losses to any person as a result of the lack of, or inadequacy of, any such insurance.
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(b)
Where the Security Agent is named on any insurance policy as an insured party, it shall not be liable for any damages, costs or losses to any person as a result of its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless the Facility Agent acting on the instructions of the Majority Lenders request it to do so in writing and the Security Agent fails to do so within 14 days after receipt of that request.

31.19	Custodians and nominees
The Security Agent may appoint and pay any person to act as a custodian or nominee on any terms in relation to any asset of the trust as the Security Agent may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Agreement and the Security Agent shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.
31.20	Delegation by the Security Agent
(a)
Each of the Security Agent, any Receiver and any Delegate may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any right, power, authority or discretion vested in it in its capacity as such.

(b)
That delegation may be made upon any terms and conditions (including the power to sub delegate) and subject to any restrictions that the Security Agent, that Receiver or that Delegate (as the case may be) may, in its discretion, think fit in the interests of the Secured Parties.

(c)
No Security Agent, Receiver or Delegate shall be bound to supervise, or be in any way responsible for any damages, costs or losses incurred by reason of any misconduct, omission or default on the part of any such delegate or sub delegate.

31.21	Additional Security Agents
(a)	The Security Agent may at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co-trustee jointly with it:
(i)	if it considers that appointment to be in the interests of the Secured Parties; or
(ii)	for the purposes of conforming to any legal requirement, restriction or condition which the Security Agent deems to be relevant; or
(iii)	for obtaining or enforcing any judgment in any jurisdiction, and the Security Agent shall give prior notice to the Borrower and the Finance Parties of that appointment.
(b)
Any person so appointed shall have the rights, powers, authorities and discretions (not exceeding those given to the Security Agent under or in connection with the Finance Documents) and the duties, obligations and responsibilities that are given or imposed by the instrument of appointment.

(c)
The remuneration that the Security Agent may pay to that person, and any costs and expenses (together with any applicable VAT) incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Security Agent.

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31.22	Acceptance of title
The Security Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that any Obligor may have to any of the Charged Property and shall not be liable for or bound to require any Obligor to remedy any defect in its right or title.
31.23	Winding up of trust
If the Security Agent, with the approval of the Facility Agent determines that:
(a)	all of the Secured Liabilities and all other obligations secured by the Transaction Security have been fully and finally discharged; and
(b)	no Secured Party is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Obligor pursuant to the Finance Documents, then
(i)
the trusts set out in this Agreement shall be wound up and the Security Agent shall release, without recourse or warranty, all of the Transaction Security and the rights of the Security Agent under each of the Transaction Security; and

(ii)	any Security Agent which has resigned pursuant to Clause 31.13 (Resignation of the Security Agent) shall release, without recourse or warranty, all of its rights under each Transaction Security.
31.24	Powers supplemental to Trustee Acts
The rights, powers, authorities and discretions given to the Security Agent under or in connection with the Finance Documents shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Security Agent by law or regulation or otherwise.
31.25	Disapplication of Trustee Acts
Section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Agent in relation to the trusts constituted by this Agreement and the other Finance Documents. Where there are any inconsistencies between (i) the Trustee Acts 1925 and 2000 and (ii) the provisions of this Agreement and any other Finance Document, the provisions of this Agreement and any other Finance Document shall, to the extent permitted by law and regulation, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement and any other Finance Document shall constitute a restriction or exclusion for the purposes of the Trustee Act 2000.
31.26	Application of receipts
(a)
Except as expressly stated to the contrary in any Finance Document, any moneys which the Security Agent receives or recovers and which are, or are attributable to, Security Property (for the purposes of this Clause 31, the "Recoveries") shall be transferred to the Facility Agent for application in accordance with Clause 35.5 (Application of receipts; partial payments).

(b)	Paragraph (a) above is without prejudice to the rights of the Security Agent, each Receiver and each Delegate:
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(i)	under Clause 14.5 (Indemnity to the Security Agent) or any other indemnity in favour of the Security Agent under the Finance Documents to be indemnified out of the Charged Property; and
(ii)	under any Finance Document to credit any moneys received or recovered by it to any suspense account.
(c)	Any transfer by the Security Agent to the Facility Agent in accordance with paragraph (a) above shall be a good discharge, to the extent of that payment, by the Security Agent.
(d)
The Security Agent is under no obligation to make the payments to the Facility Agent under paragraph (a) of this Clause 31.26 (Application of receipts) in the same currency as that in which the obligations and liabilities owing to the relevant Finance Party are denominated.

31.27	Deductions from receipts
(a)	Before transferring any moneys to the Facility Agent under Clause 31.26 (Application of receipts), the Security Agent may, in its discretion:
(i)
deduct any sum then due and payable under this Agreement or any other Finance Documents to the Security Agent or any Receiver or Delegate and retain that sum for itself or, as the case may require, pay it to another person to whom it is then due and payable;

(ii)
set aside by way of reserve amounts required to meet, and to make and pay, any deductions and withholdings (on account of Taxes or otherwise) which it is or may be required by any applicable law to make from any distribution or payment made by it under this Agreement; and

(iii)
pay all Taxes which may be assessed against it in respect of any of the Security Property, or as a consequence of performing its duties, or by virtue of its capacity as Security Agent under any of the Finance Documents or otherwise (other than in connection with its remuneration for performing its duties under this Agreement).

(b)
For the purposes of sub-paragraph (i) of paragraph (a) above, if the Security Agent has become entitled to require a sum to be paid to it on demand, that sum shall be treated as due and payable, even if no demand has yet been served.

31.28	Prospective liabilities
Following acceleration, the Security Agent may, in its discretion, or at the request of the Facility Agent, hold any Recoveries in an interest bearing suspense or impersonal account(s) in the name of the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit (the interest being credited to the relevant account) for later payment to the Facility Agent for application in accordance with Clause 35.5 (Application of receipts; partial payments) in respect of:
(a)	any sum to the Security Agent, any Receiver or any Delegate; and
(b)	any part of the Secured Liabilities,
that the Security Agent or, in the case of paragraph (b) only, the Facility Agent, reasonably considers, in each case, might become due or owing at any time in the future.
31.29	Investment of proceeds
Prior to the payment of the proceeds of the Recoveries to the Facility Agent for application in accordance with Clause 35.5 (Application of receipts; partial payments) the Security Agent may, in its discretion, hold all or part of those proceeds in an interest bearing suspense or
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impersonal account(s) in the name of the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit (the interest being credited to the relevant account) pending the payment from time to time of those moneys in the Security Agent's discretion in accordance with the provisions of this Clause 31.29 (Investment of proceeds).
31.30	Currency conversion
(a)
For the purpose of, or pending the discharge of, any of the Secured Liabilities the Security Agent may convert any moneys received or recovered by the Security Agent from one currency to another, at a market rate of exchange.

(b)	The obligations of any Obligor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.
31.31	Good discharge
Any payment to be made in respect of the Secured Liabilities by the Security Agent may be made to the Facility Agent on behalf of the Secured Parties and any payment made in that way shall be a good discharge, to the extent of that payment, by the Security Agent.
31.32	Full freedom to enter into transactions
Without prejudice to Clause 31.7 (Business with the Restricted Group) or any other provision of a Finance Document and notwithstanding any rule of law or equity to the contrary, the Security Agent shall be absolutely entitled:
(a)
to enter into and arrange banking, derivative, investment and/or other transactions of every kind with or affecting any Obligor or any person who is party to, or referred to in, a Finance Document (including, but not limited to, any interest or currency swap or other transaction, whether related to this Agreement or not, and acting as syndicate agent and/or security agent for, and/or participating in, other facilities to such Obligor or any person who is party to, or referred to in, a Finance Document);

(b)	to deal in and enter into and arrange transactions relating to:
(i)	any securities issued or to be issued by any Obligor or any other person; or
(ii)	any options or other derivatives in connection with such securities; and
(c)	to provide advice or other services to the Borrower or any person who is a party to, or referred to in, a Finance Document, and, in particular, the Security Agent shall be absolutely entitled, in proposing, evaluating, negotiating, entering into and arranging all such transactions and in connection with all other matters covered by paragraphs (a), (b) and (c) above, to use (subject only to insider dealing legislation) any information or opportunity, howsoever acquired by it, to pursue its own interests exclusively, to refrain from disclosing such dealings, transactions or other matters or any information acquired in connection with them and to retain for its sole benefit all profits and benefits derived from the dealings transactions or other matters.
32	KEXIM GUARANTEE AGENT
32.1	Appointment and duties of Kexim Guarantee Agent
(a)	Each Kexim Guaranteed Lender appoints the Kexim Guarantee Agent to act as its agent under and in connection with the Kexim Guarantee and the Finance Documents.
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(b)
Each Kexim Guaranteed Lender authorises the Kexim Guarantee Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Kexim Guarantee Agent under, or in connection with, the Kexim Guarantee and the Finance Documents together with any other incidental rights, powers, authorities and discretions.

(c)
The Kexim Guarantee Agent shall promptly forward to each Kexim Guaranteed Lender the original or a copy of any document which is delivered to the Kexim Guarantee Agent for that Kexim Guaranteed Lender by any other Party or by the Kexim Guarantor.

(d)
Except where the Kexim Guarantee or a Finance Document specifically provides otherwise, the Kexim Guarantee Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(e)
Each Kexim Guaranteed Lender authorises the Kexim Guarantee Agent to consult with the Kexim Guarantor (where necessary) in relation to waivers, consents or approvals under or pursuant to the Finance Documents, including but not limited to any amendment, modification or waiver which:

(i)	varies the dates for, or increases the amount of, or changes the currency or the priority of, any payment of any amount under the Finance Documents;
(ii)	amends, extends or waives any of the conditions precedent referred to in Clause 4.1 (Initial conditions precedent) of Clause 4.2 (Further conditions precedent) of the Facilities Agreement; or
(iii)	imposes a new obligation on the Kexim Guarantor, or increases an existing obligation of the Kexim Guarantor under the Kexim Guarantee or any other Finance Document, which, in each case, shall not be made without the prior consent of the Kexim Guarantor, and to inform the Kexim Guaranteed Lenders of the result of such consultation and if such waiver, consent or approval is within the scope of the Kexim Guarantee (at the discretion of the Kexim Guarantee Agent after consulting with the Kexim Guarantor), such decision will be taken by the Kexim Guarantee Agent (acting on the sole direction of the Kexim Guarantor).
(f)
The Kexim Guarantee Agent's duties under the Kexim Guarantee and the Finance Documents are solely mechanical and administrative in nature and the Kexim Guarantee Agent shall have no duties or obligations as agent other than those expressly conferred on it by the Finance Documents.

(g)
Nothing in this Agreement or any Finance Document shall permit or oblige any Kexim Guaranteed Lender or the Kexim Guarantee Agent to act (or omit to act) in a manner that is inconsistent with any requirement under or in connection with the Kexim Guarantee.

(h)
In case of any conflict between the Finance Documents and the Kexim Guarantee, the Kexim Guarantee shall, as between the Kexim Guaranteed Lenders and the Kexim Guarantor, prevail, and to the extent of such conflict or inconsistency, none of the Kexim Guaranteed Lenders or the Kexim Guarantee Agent shall assert to the Kexim Guarantor, the terms of the relevant Finance Documents.

32.2	Application of certain Clauses
The provisions of Clauses 30.7 (Business with the Restricted Group), 30.8 (Rights and discretions), 30.9 (Responsibility for documentation), 30.11 (Exclusion of liability), 30.12 (Lenders' indemnity to the Facility Agent), 30.13 (Resignation of the Facility Agent), 30.14 (Confidentiality) (it being understood that the reference to Finance Parties in Clause 30.14 (Confidentiality) shall be construed as a reference to the Kexim Guaranteed Lenders), paragraph (d) of 30.15 (Relationship with the other Finance Parties), 30.16 (Credit appraisal
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by the Finance Parties) and 30.21 (Full freedom to enter into transactions) shall apply in respect of the Kexim Guarantee Agent in its capacity as such as if each reference to the Facility Agent were a reference to the Kexim Guarantee Agent, each reference to Lenders were a reference to the Kexim Guaranteed Lenders, each reference to the Finance Documents included a reference to the Kexim Guarantee.
32.3	Kexim Guaranteed Lenders' representations
Each Kexim Guaranteed Lender represents and warrants to the Kexim Guarantee Agent that:
(a)
no information provided by it in writing to the Kexim Guarantee Agent or to the Kexim Guarantor prior to the date of this Agreement was untrue or incorrect in any material respect except to the extent that it, in the exercise of reasonable care and due diligence prior to giving such information, could not have discovered the error or omission;

(b)
it has not taken (or failed to take), and agrees that it shall not take (or fail to take), any action that would result in the Kexim Guarantee Agent being in breach of any of its obligations in its capacity as Kexim Guarantee Agent under the Kexim Guarantee or any of the Finance Documents, or result in the Kexim Guaranteed Lenders being in breach of any of their respective obligations as insured parties under the Kexim Guarantee, or which would otherwise prejudice the Kexim Guarantee Agent's ability to make a claim on behalf of the Kexim Guaranteed Lenders under the Kexim Guarantee;

(c)	it has reviewed the Kexim Guarantee and is aware of its provisions; and
(d)	the representations and warranties made by the Kexim Guarantee Agent on its behalf under the Kexim Guarantee are true and correct with respect to it in all respects.
32.4	Claims under Kexim Guarantee
(a)	All communication between the Kexim Guaranteed Lenders and the Kexim Guarantor shall be carried out through the Kexim Guarantee Agent.
(b)
Each Kexim Guaranteed Lender acknowledges and agrees that it shall have no entitlement to make any claim or to take any action whatsoever under or in connection with the Kexim Guarantee except through the Kexim Guarantee Agent and that all of the rights of the Kexim Guaranteed Lenders under the Kexim Guarantee shall only be exercised by the Kexim Guarantee Agent.

32.5	Payments by the Kexim Guarantor
The Kexim Guarantor is irrevocably and unconditionally authorised by the Borrower to pay any amounts under the Kexim Guarantee promptly on demand by the Kexim Guarantee Agent, without any reference or further authorisation from the Borrower and, save for manifest error, without being under any duty or obligation to enquire into the justification or validity thereof and/or dispute whether any claims or demands under the Kexim Guarantee are properly or validly made. Notwithstanding that the Borrower may dispute the validity of any such claim or demand, each Obligor shall accept any claim or demand under the Kexim Guarantee as binding upon the Kexim Guarantor and as conclusive evidence that the Kexim Guarantor is liable thereunder to pay any such amount to the Kexim Guarantee Agent.
33	CONDUCT OF BUSINESS BY THE FINANCE PARTIES
No provision of this Agreement will:
(a)	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;
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(b)	oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or
(c)	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.
34          SHARING AMONG THE FINANCE PARTIES
34.1	Payments to Finance Parties
If a Finance Party (a "Recovering Finance Party") receives or recovers any amount from an Obligor other than in accordance with Clause 35 (Payment Mechanics) (a "Recovered Amount") and applies that amount to a payment due to it under the Finance Documents then:
(a)	the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the Facility Agent;
(b)
the Facility Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Facility Agent and distributed in accordance with Clause 35 (Payment Mechanics), without taking account of any Tax which would be imposed on the Facility Agent in relation to the receipt, recovery or distribution; and

(c)
the Recovering Finance Party shall, within three Business Days of demand by the Facility Agent, pay to the Facility Agent an amount (the "Sharing Payment") equal to such receipt or recovery less any amount which the Facility Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 35.5 (Application of receipts; partial payments).

34.2	Redistribution of payments
The Facility Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it among the Finance Parties (other than the Recovering Finance Party) (the "Sharing Finance Parties") in accordance with Clause 35.5 (Application of receipts; partial payments) towards the obligations of that Obligor to the Sharing Finance Parties.
34.3	Recovering Finance Party 's rights
On a distribution by the Facility Agent under Clause 34.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor.
34.4	Reversal of redistribution
If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:
(a)
each Sharing Finance Party shall, upon request of the Facility Agent, pay to the Facility Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the "Redistributed Amount"); and

(b)	as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.
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34.5	Exceptions
(a)
This Clause 34 (Sharing among the Finance Parties) shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Obligor.

(b)
A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and
(ii)
that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

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SECTION 11
ADMINISTRATION
35	PAYMENT MECHANICS
35.1	Payments to the Facility Agent
(a)
On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make an amount equal to such payment available to the Facility Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Facility Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)
Payment shall be made to such account in the principal financial centre of the country of that currency (or, in relation to euro, in a principal financial centre in such Participating Member State or London, as specified by the Facility Agent) and with such bank as the Facility Agent, in each case, specifies.

35.2	Distributions by the Facility Agent
Each payment received by the Facility Agent under the Finance Documents for another Party shall, subject to Clause 35.3 (Distributions to an Obligor) and Clause 35.4 (Clawback and pre-funding) be made available by the Facility Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Facility Agent by not less than five Business Days' notice with a bank specified by that Party in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre of a Participating Member State or London), as specified by that Party or, in the case of an Advance, to such account of such person as may be specified by the Borrower in the Utilisation Request.
35.3	Distributions to an Obligor
The Facility Agent may (with the consent of the Obligor or in accordance with Clause 36 (Set-Off))) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.
35.4	Clawback and pre-funding
(a)
Where a sum is to be paid to the Facility Agent under the Finance Documents for another Party, the Facility Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)
Unless paragraph (c) below applies, if the Facility Agent pays an amount to another Party and it proves to be the case that the Facility Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Facility Agent shall on demand refund the same to the Facility Agent together with interest on that amount from the date of payment to the date of receipt by the Facility Agent, calculated by the Facility Agent to reflect its cost of funds.

(c)
If the Facility Agent is willing to make available amounts for the account of the Borrower before receiving funds from the Lenders then if and to the extent that the Facility Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to the Borrower:

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(ii)	the Borrower shall on demand refund it to the Facility Agent; and
(iii)
the Lender by whom those funds should have been made available or, if the Lender fails to do so, the Borrower to whom that sum was made available, shall on demand pay to the Facility Agent the amount (as certified by the Facility Agent) which will indemnify the Facility Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender.

35.5	Application of receipts; partial payments
(a)
Subject to paragraph (b) below and except as any Finance Document may otherwise provide, any payment that is received or recovered by any Finance Party under, in connection with, or pursuant to any Finance Document shall be paid to the Facility Agent which shall apply the same in the following order:

(i)	first, in or towards payment of any amounts then due and payable under any of the Finance Documents, except for the Hedging Agreements;
(ii)
secondly, in retention by the Security Agent of an amount equal to any amount not then payable under any Finance Document (except for the Hedging Agreements) but which the Facility Agent, by notice to the Borrower and the other Finance Parties, states in its opinion will or may become payable in the future and, upon those amounts becoming due and payable, in or towards satisfaction of them;

(iii)	thirdly, in or towards payment of any sum due but unpaid under the Hedging Agreements; and
(iv)	lastly, any surplus shall be paid to the Borrower or to any other person who appears to be entitled to it.
(b)
If the Facility Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, the Facility Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order:

(i)
first, in or towards payment pro rata of any due but unpaid Kexim Guarantee Premium and any unpaid fees, costs and expenses of the Facility Agent and the Security Agent under the Finance Documents, except for the Hedging Agreements;

(ii)
secondly, in or towards satisfaction pro rata of all amounts to any Finance Party under Clause 14.2(b) which amounts have been already paid by that Finance Party to the Facility Agent, Security Agent, any Receiver or Delegate (as the case may be) pursuant to Clause 30.12 (Lenders' indemnity to the Facility Agent) or Clause 31.12 (Lenders' indemnity to the Security Agent);

(iii)	thirdly, in or towards payment pro rata of any accrued interest or commission due to any Finance Party but unpaid under this Agreement;
(iv)	fourthly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and
(v)	fifthly , in or towards payment pro rata of any other sum due to any Finance Party but unpaid under the Finance Documents (except for the Hedging Agreements); and
(vi)	lastly, in or towards payment pro rata of any sum due but unpaid under the Hedging Agreements.
(c)	The Facility Agent shall, if so directed by the Majority Lenders, vary the order set out in sub-paragraphs (i) to (vi) of paragraph (b) above.
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(d)	Paragraphs (a), (b) and (c) above will override any appropriation made by an Obligor.
35.6	No set-off by Obligors
All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.
35.7	Business Days
(a)
Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any extension of the due date for payment of any principal or an Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.
35.8	Currency of account
(a)	Subject to paragraphs (b) and (c) below, dollar is the currency of account and payment for any sum due from an Obligor under any Finance Document.
(b)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.
(c)	Any amount expressed to be payable in a currency other than USD shall be paid in that other currency.
35.9	Change of currency
(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:
(i)
any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Facility Agent (after consultation with the Borrower); and

(ii)
any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Facility Agent (acting reasonably).

(b)
If a change in any currency of a country occurs, this Agreement will, to the extent the Facility Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Interbank Market and otherwise to reflect the change in currency.

35.10	Currency Conversion
(a)
For the purpose of, or pending any payment to be made by any Servicing Bank under any Finance Document, such Servicing Bank may convert any moneys received or recovered by it from one currency to another, at a market rate of exchange.

(b)	The obligations of any Obligor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.
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35.11	Disruption to Payment Systems etc.
If either the Facility Agent determines (in its discretion) that a Disruption Event has occurred or the Facility Agent is notified by the Borrower that a Disruption Event has occurred:
(a)
the Facility Agent may, and shall if requested to do so by the Borrower, consult with the Borrower with a view to agreeing with the Borrower such changes to the operation or administration of the Facility as the Facility Agent may deem necessary in the circumstances;

(b)
the Facility Agent shall not be obliged to consult with the Borrower in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

(c)
the Facility Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

(d)
any such changes agreed upon by the Facility Agent and the Borrower shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties and any Obligors as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 43 (Amendments and Waivers);

(e)
the Facility Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Facility Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 35.11 (Disruption to Payment Systems etc.); and

(f)	the Facility Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.
35.12	Hedging Agreement
Notwithstanding anything in Clause 1.1 (Definitions), references to the Finance Documents or a Finance Document in Clauses 35.6 (No set-off by Obligors) and 35.8 (Currency of account) do not include any Hedging Agreement entered into by the Borrower with a Hedge Counterparty in connection with the Facilities.
36	SET-OFF
A Finance Party (other than a Hedge Counterparty in its capacity as such) may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.
37	NOTICES
37.1	Communications in writing
Subject to Clause 37.5 (Electronic Communication) below, any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.
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37.2	Addresses
The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents are:
(a)	in the case of the Borrower, that specified in Part A of Schedule 1 (the Borrower);
(b)
in the case of each Lender or any other Obligor, that specified in Part B of Schedule 1 (the Guarantors) or Part C of Schedule 1 (the Lenders), respectively, or, if it becomes a Party after the date of this Agreement, that notified in writing to the Facility Agent on or before the date on which it becomes a Party;

(c)	in the case of the Facility Agent, that specified in Part D of Schedule 1 (The Servicing Banks); and
(d)	in the case of the Security Agent, that specified in Part D of Schedule 1 (The Servicing Banks), or any substitute address, fax number or department or officer as the Party may notify to the Facility Agent (or the Facility Agent may notify to the other Parties, if a change is made by the Facility Agent) by not less than five Business Days' notice.
37.3	Delivery
(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:
(i)	if by way of fax, when received in legible form; or
(ii)	if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post with postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of its address details provided under Clause 37.2 (Addresses), if addressed to that department or officer.
(b)
Any communication or document to be made or delivered to a Servicing Bank will be effective only when actually received by that Servicing Bank and then only if it is expressly marked for the attention of the department or officer of that Servicing Bank specified in Schedule 1 (The Parties) (or any substitute department or officer as that Servicing Bank shall specify for this purpose).

(c)	All notices from or to an Obligor shall be sent through the Facility Agent unless otherwise specified in any Finance Document.
(d)	Any communication or document made or delivered to the Borrower in accordance with this Clause will be deemed to have been made or delivered to each of the Obligors.
(e)
Any communication or document which becomes effective, in accordance with paragraphs (a) to (d) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

37.4	Notification of address and fax number
(a)
Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to Clause 37.2 (Addresses) or changing its own address or fax number, the Facility Agent shall notify the other Parties.

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37.5	Electronic communication
(a)
It is recognised that one of the main methods of communication between the Facility Agent and the other Finance Parties will be by posting information and documentation onto an electronic website designated by the Facility Agent.

(b)
Subject to sub-paragraph (a) above, any communication to be made between any two Parties under or in connection with the Finance Documents may be made by electronic mail or other electronic means, to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication and if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and
(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five Business Days' notice.
(c)
Any electronic communication made between those two Parties will be effective only when actually received in readable form and in the case of any electronic communication made by a Party to the Facility Agent only if it is addressed in such a manner as the Facility Agent shall specify for this purpose.

(d)	Any electronic communication which becomes effective, in accordance with paragraph (b) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.
(e)
Each Party confirms that it is aware of (i) the fact that information by way of electronic exchange is transmitted unencrypted over a publicly accessible network, and (ii) the risks connected therewith (including but not limited to the risk that a "bank relation" (as such term is used in the context of Swiss banking secrecy legislation) could be identified).

37.6	English language
(a)	Any notice given under or in connection with any Finance Document must be in English.
(b)	All other documents provided under or in connection with any Finance Document must be:
(i)	in English; or
(ii)
if not in English, and if so required by the Facility Agent, accompanied by a certified English translation prepared by a translator approved by the Facility Agent and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

38	CALCULATIONS AND CERTIFICATES
38.1	Accounts
In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.
38.2	Certificates and determinations
Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.
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38.3	Day count convention
Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days.
38.4	Hedging Agreement
Notwithstanding anything in Clause 1.1 (Definitions), references to the Finance Documents or a Finance Document in clause 38.3 (Day count convention) do not include any Hedging Agreement entered into by the Borrower with a Hedge Counterparty in connection with the Facility.
39	PARTIAL INVALIDITY
If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions under the law of that jurisdiction nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.
40	REMEDIES AND WAIVERS
No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right or remedy under the Finance Documents shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any of the Finance Documents on the part of a Secured Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.
41	SETTLEMENT OR DISCHARGE CONDITIONAL
Any settlement or discharge under any Finance Document between any Finance Party and any Obligor shall be conditional upon no security or payment to any Finance Party by any Obligor or any other person being set aside, adjusted or ordered to be repaid, whether under any insolvency law or otherwise.
42	IRREVOCABLE PAYMENT
If the Facility Agent considers that an amount paid or discharged by, or on behalf of, an Obligor or by any other person in purported payment or discharge of an obligation of that Obligor to a Finance Party under the Finance Documents is capable of being avoided or otherwise set aside on the liquidation or administration of that Obligor or otherwise, then that amount shall not be considered to have been unconditionally and irrevocably paid or discharged for the purposes of the Finance Documents.
43	AMENDMENTS AND WAIVERS
43.1	Required consents
(a)
Subject to Clause 43.2 (Exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders (observing the procedure set out in paragraph (e) of Clause 32.1 (Appointment and duties of Kexim Guarantee Agent)) and, in the case of an amendment, the Obligors and any such amendment or waiver will be binding on all Parties.

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(b)	The Facility Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 43 (Amendments and Waivers).
43.2	Exceptions
(a)	An amendment or waiver that has the effect of changing or which relates to:
(i)	the definition of "Majority Lenders" in Clause 1.1 (Definitions);
(ii)	a postponement to or extension of the date of payment of any amount under the Finance Documents;
(iii)	a reduction in the Applicable Margin or the amount of any payment of principal, interest, fees or commission payable;
(iv)	an increase in or extension of any Commitment or any requirement that a cancellation of Commitments reduces the Commitments of the Lenders rateably under the Facility;
(v)	a change to any Obligor;
(vi)	any provision which expressly requires the consent of all the Lenders;
(vii)	this Clause 43 (Amendments and Waivers);
(viii)
any change to the preamble (Background), Clause 2 (The Facilities ), Clause 3 (Purpose), Clause 5 (Utilisation), Clause 8 (Interest), Clause 25 (Security Cover after the Interim Maturity Date), Clause 28 (Changes to the Lenders) or Clause 35.5 (Application of receipts; partial payments);

(ix)
any release of, or material variation to, any Transaction Security, guarantee, indemnity or subordination arrangement set out in a Finance Document, save where the provisions of Clauses 22.17 (Disposals) and 7.5 (Mandatory prepayment on sale or Total Loss) are complied with; or

(x)	the nature or scope of the guarantee and indemnity granted under Clause 17 (Guarantee and Indemnity);
shall not be made without the prior consent of all the Lenders.
(b)
An amendment or waiver which relates to the rights or obligations of a Servicing Bank, the Kexim Guarantee Agent, a Hedge Counterparty or a Mandated Lead Arranger (each in their capacity as such) may not be effected without the consent of that Servicing Bank, the Kexim Guarantee Agent, a Hedge Counterparty or, as the case may be, the Mandated Lead Arranger.

44	CONFIDENTIALITY
44.1	Confidential Information
Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 44.2 (Disclosure of Confidential Information), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.
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44.2	Disclosure of Confidential Information
Any Finance Party may disclose:
(a)
to any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to an(a) y person:
(i)
to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents and to any of that person's Affiliates, Representatives and professional advisers;

(ii)
with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person's Affiliates, Representatives and professional advisers;

(iii)
appointed by any Finance Party or by a person to whom paragraph (b)(i) or (ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph (c) of Clause 30.15 (Relationship with the other Finance Parties));

(iv)	who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (b)(i) or (b)(ii) above;
(v)
to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;

(vi)	to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitrations, administrative or other investigations, proceedings or disputes;
(vii)	to whom or for whose benefit that Finance Party chargers, assigns or otherwise creates Security (or may do so) pursuant to Clause 28.8 (Security over Lenders' rights);
(viii)	who is a Party; or
(ix)	with the consent of a Guarantor;
in each case, such Confidential Information as that Finance Party shall consider appropriate if:
(A)
in relation to paragraphs (b)(i), (b)(ii) and (b)(iii) above, the person to whom the Confidential Information is to be given has undertaken to maintain the confidentiality of the information or is a professional adviser and is subject

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to professional obligations to maintain the confidentiality of the Confidential Information;
(B)
in relation to paragraph (b)(iv) above, the person to whom the Confidential Information is to be given has undertaken to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information;

(C)
in relation to paragraphs (b)(v), (b)(vi) and (b)(vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances;

(b)
to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has undertaken to maintain the confidentiality of the information by entering into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Borrower and the relevant Finance Party;

(c)
to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors.

(d)
Kexim may without the prior consent of any Obligor publish key information concerning the Kexim Guarantee, this Agreement and the transactions contemplated thereby, including but not limited to key information regarding the currency, amount and purpose of the Total Commitments, the Loan and the amount guaranteed by Kexim, the name of the Parties and their country of residence, the name of the Builder, the type of drillship, the date of this Agreement and the issuance of the Kexim Guarantee.

(e)
Without prejudice to the above, the Borrower will procure that each Obligor (and its successors) hereby releases each Finance Party and its Affiliates, and each Finance Party hereby releases the other Finance Parties and their Affiliates from any confidentiality obligations and restrictions based on applicable Swiss bank secrecy rules with regard to any data and information relating to this Agreement, the other Finance Documents and the exercise of the respective rights or fulfilment of the respective obligations of each Finance Party.

44.3	Entire agreement
This Clause 44 (Confidentiality) constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.
44.4	Inside information
Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and
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market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.
44.5	Notification of disclosure
Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Borrower:
(a)
of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (b)(v) of Clause 44.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this Clause 44 (Confidentiality).
44.6	Continuing obligations
The obligations in this 44 (Confidentiality) are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 12 Months from the earlier of:
(a)	the date on which all amounts payable by the Obligors under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and
(b)	the date on which such Finance Party otherwise ceased to be a Finance Party.
45	COUNTERPARTS
Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.
46	BAIL-IN
46.1	Contractual recognition of bail-in
Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the parties to a Finance Document, each Party (except KEXIM) acknowledges and accepts that any liability of any party to a Finance Document under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:
(a)	any Bail-In Action in relation to any such liability, including (without limitation):
(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;
(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and
(iii)	a cancellation of any such liability; and
(b)	a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.
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SECTION 12
GOVERNING LAW AND ENFORCEMENT
47	GOVERNING LAW
This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.
48	ENFORCEMENT
48.1	Jurisdiction
(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.
(c)
This Clause 48.1 (Jurisdiction) is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

48.2	Service of process
(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):
(i)
irrevocably appoints Ince Process Agents Ltd of 2 Leman St, London El 8QN, United Kingdom as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.
(iii)
If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within three days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been entered into and amended and restated on the dates stated at the beginning of this Agreement.
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SCHEDULE 1
THE PARTIES
PART A
THE BORROWER
Name	Place of Incorporation	Registration number	Address for Communication
Drillship Alonissos Shareholders Inc.	Marshall Islands	56858	Drillship Alonissos Stock Trust, c/o Willmington Trust Company, 1100 N. Market Street, Wilmington, DE 19890-1603, United States
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SCHEDULE 1
THE PARTIES
PART B
GUARANTOR
Name	Place of Incorporation	Registration no.	Address for Communication
Drillship Alonissos Owners Inc. (the Drillship Owner)	Marshall Islands	56857	Drillship Alonissos Stock Trust, c/o Willmington Trust Company, 1100 N. Market Street, Wilmington, DE 19890-1603, United States
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SCHEDULE 1
THE PARTIES
PART C
 THE LENDERS
Name of Lender	Commitment	Address for Communication
THE ORIGINAL COMMERCIAL LENDERS
Credit Suisse AG	USD 30,000,000
Credit matters:
SGTS 33, Attn. loannis Efstathopoulos
St. Alban-Graben 1-3,
P.O. Box, CH-4002 Basel, Switzerland

Attention: loannis Efstathopoulos / George Tzelepis, Ship Finance
E-mail: ioannis.efsathopoulos@credit-suisse.com / george.tzelepis@credit-suisse.com

Tel: +41 61 266 7494 / +41 61 266 7895 Fax: +41 61 266 7939

Administration matters:

SGTS 33, Attn. loannis Efstathopoulos
St. Alban-Graben 1-3,
P.O. Box, CH-4002 Basel, Switzerland

Attention: loannis Efstathopoulos, Ship Finance / Client services
E-mail: ioannis.efsathopoulos@credit-suisse.com

Tel: +41 61 266 7494
Fax: +41 61 266 7939

Rollover, fees and payments:

SGTS 33, Attn. Edina Aganovic
St. Alban-Graben 1-3,
P.O. Box, CH-4002 Basel, Switzerland

Attention: Edina Aganovic, Ship Finance

E-mail: edina.aganovic@credit-suisse.com

Tel: +41 61 266 74 90
 Fax: +41 61 266 7939

137

DNB Bank ASA	USD 65,000,000
Dronning Eufemias gate 30,
0191 Oslo,
Norway

P 0 Box 1600 Sentrum BjOrvika
 M-14 S, 0021 Oslo, Norway

Attention: Anne-Lise Iversen, Credit Middle
Office and Agency
E-mail: anne-lise.iversen@dnb.no
Tel: + 47 48014249
 Fax: + 47 22482894

DVB Bank SE (Amsterdam Branch)	USD 65,000,000
Credit matters:
DVB Bank SE, Ballindamm 6, 20095 Hamburg, Germany
Attention: Jens Taubken, Offshore Finance E-mail: Jens.Taubken@dvbbank.com
Tel: +49 40 3080 0427
Fax: +49 40 3080 0412
 Mobile: +49 174 184 0413
Administration matters:
DVB Bank SE, WTC Schiphol Tower F 6th
Floor, Schiphol Boulevard 255,
1118 BH Schiphol, The Netherlands

Attention: (mogen Hall/Sona Krijger-Dolbakyan, Transaction and Loan Services E-mail: TM.amsterdam-hamburg@dvbbank.com

Tel: +44 207 2564 446 / +31 88 399 7927Fax: +44 207 2564 352 / +31 88 299 8163

Rollover, fees and payments:

DVB Bank SE, Park House, 16-18 Finsbury Circus, London EC2M 7EB, United Kingdom
Attention: Adam Liley, Transaction and Loan Services
E-mail: tls.london@dvbbank.com

Tel: +44 207 2564 390
 Fax: +44 207 2564 352

138

Norddeutsche Landesbank Girozentrale	USD 15,000,000
Credit matters:

Friedrichswall 10, 30159 Hannover, Germany

Attention: Mrs. Corinna Welke, Shipping &
Aircraft Finance Dept.
E-mail: corinna.welke@web.de

Tel: +49 511 361 6848
 Fax: +49 511 361 4785

Administration matters:

Friedrichswall 10, 30159 Hannover, Germany

Attention: Mr. Stefan Schulz, Shipping &
Aircraft Finance Dept.

E-mail: stefan.schulz@nordlb.de

Tel: +49 511 361 5584
 Fax: +49 511 361 4785
Rollover, fees and payments:

Friedrichswall 10, 30159 Hannover, Germany

Attention: Mr. Andre Schulz, Shipping &
Aircraft Finance Dept.
E-mail: andre.schulz@nordlb.de

Tel: +49 511 361 5334
 Fax: +49 511 361 4785

Total Commercial Facility loan Commitment: USD 175,000,000
139

THE ORIGINAL KEXIM GUARANTEED LENDERS
DNB Bank ASA	USD 95,000,000
Dronning Eufemias gate 30,
0191 Oslo,
Norway

P 0 Box 1600 Sentrum Bjorvika
M-14 S, 0021 Oslo, Norway

Attention: Anne-Lise Iversen, Credit Middle
Office and Agency
E-mail: anne-lise.iversen@dnb.no

Tel: + 47 48014249
Fax: + 47 22482894

Credit Suisse AG	USD 30,000,000
Credit matters:

SGTE1 Markus Jakobsson
Uetlibergstr. 231
CH-8045 Zurich

Attention: Markus Jakobsson, Export Finance E-mail: markus.jakobsson@credit—suisse.com

Tel: +41 44 333 53 56 /+41 44 333 53 38
Fax: +41 44 333 21 04
Mobile: +41 79 576 1648

Administration matters:

WGCE5 Attn. Simon Svedhage
Uetlibergstr. 231
CH-8045 Zurich

Attention: Simon Svedhage, Export Finance,
Portfolio Administration
E-mail: portfolio.admin@credit-suisse.com

Tel: + 41 44 333 85 36
 Fax: +41 44 333 21 04

Rollover, fees and payments:

WGCE6 Azemina Arzic
Uetlibergstr. 231
 CH-8045 Zurich

Attention: Azemina Arzic, Export Finance, Client Services
E-mail: cp-exfi.cso@credit-suisse.com

Tel: +41 44 333 63 93
 Fax: +41 44 333 79 80

140

Total Kexim Guaranteed Facility Loan Commitment: USD 125,000,000
KEXIM
The Export—Import Bank of Korea	USD 175,000,000
BIFC 20th floor, Munhyeongeumyung-ro 40,
Nam-gu, Busan 608-828,
Korea

Attention: Mr. Seungheon Baek / Ms. Mibo Ahn, Maritime Project Finance Department E-mail: shbaek@koreaexim.go.kr / miboahn @ koreaexim.go.kr

Tel: +82-51-922-8838 / +82-51-922-8837 Fax: +82-51-922-8849
Mobile: +82-10-8842-3462 / +82-10-8872-2889

Total Kexim Direct Facility Loan Commitment: USD 175,000,000

141

SCHEDULE 1

THE PARTIES

PART D

THE SERVICING BANKS

Facility Agent	Address for Communication
DNB Bank ASA
Dronning Eufemias gate 30,
0191 Oslo,
Norway

P O Box 1600 Sentrum Bj0rvika
M-14 S, 0021 Oslo, Norway

Attention: Anne-Lise Iversen, Credit
Middle Office and Agency
E-mail: anne-lise.iversen@dnb.no

Tel: + 47 48014249
Fax: + 47 22482894

Security Agent	Address for Communication
DNB Bank ASA
Dronning Eufemias gate 30,
0191 Oslo,
Norway

P 0 Box 1600 Sentrum Bjorvika
M-14 S, 0021 Oslo, Norway

Attention: Anne-Lise Iversen, Credit
Middle Office and Agency
E-mail: anne-lise.iversen@dnb.no

Tel: + 47 48014249
Fax: + 47 22482894

142

SCHEDULE 2
CONDITIONS PRECEDENT
PART A
 CONDITIONS PRECEDENT TO THE UTILISATION REQUEST
1	OBLIGORS
1.1	Articles of incorporation and Certificate of incorporation (or similar).
1.2	By-laws (or similar) (if applicable).
1.3	Updated Good Standing Certificate.
1.4	A copy of a resolution of the board of directors and shareholders (if applicable) of each Obligor:
(a)	approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;
(b)	authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and
(c)
authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, the Utilisation Request and each Selection Notice) to be signed and/or despatched by it under, or in connection with, the Finance Documents to which it is a party.

1.5
An original of the power of attorney of any Obligor authorising a specified person or persons to execute the Finance Documents to which it is a party (notarised and apostilled if requested by the Facility Agent).

1.6	Passport photocopies for all Directors certified by the legal advisor of the Borrower.
1.7	A Directors/Secretary's Certificate, certifying and attaching the constitutional documents and authorisations referred to in paragraph 1.1-1.5 above and
(a)	certifying that each copy document is correct, complete and in full force and effect as at a the date of this Agreement;
(b)	certifying the identity of its directors, officers and shareholder(s); and
(c)	confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on that Obligor to be exceeded.
1.8
A certificate of each Obligor that is incorporated outside the UK (signed by a director) certifying either that (i) it has not delivered particulars of any UK Establishment to the Registrar of Companies as required under the Overseas Regulations or (ii) it has a UK Establishment and specifying the name and registered number under which it is registered with the Registrar of Companies.

2	FINANCE DOCUMENTS
2.1	This Agreement duly executed.
143

2.2	The Fee Letters duly executed.
2.3	The Hedging Agreements, if applicable.
2.4	The Assignment of Hedging Agreements, if applicable.
2.5	The Assignment of Intra-Group Loans, if applicable.
2.6	The Account Security duly executed, together with notices to and acknowledgements from the Account Bank.
2.7
The Shares Security duly executed, together with (if applicable) original share certificates, stock powers, undated directors' letters of resignation and irrevocable proxies or such other deliverables as required by the legal advisers to the Finance Parties.

3	BUILDING CONTRACT
3.1	Copies of the Building Contract and of all documents signed or issued by the Drillship Owner or the Builder (or both of them) under or in connection with such agreement.
3.2
Such documentary evidence as the Facility Agent and its legal advisers may require in relation to the due authorisation and execution by the Drillship Owner of the Building Contract and of all documents to be executed by such party.

4	TOTAL DRILLING CONTRACT
4.1	A copy of the Total Drilling Contract and of all documents signed or issued under or in connection with it.
4.2	A certificate of an authorised signatory of the Borrower that the Total Drilling Contract is in full force and existence and that there has been no amendments to it.
4.3	A summary of the Total Drilling Contract prepared by legal advisors to the Finance Parties.
4.4
Board resolutions and powers of attorneys evidencing the due authorisation and execution by the Drillship Owner of all documents to be executed by it under or in connection with the Total Drilling Contract.

5	OTHER DOCUMENTS AND EVIDENCE
5.1	Evidence that any process agent referred to in Clause 48.2 (Service of process), if not an Obligor, has accepted its appointment.
5.2	If relevant, confirmation that any withholding tax will be paid or application to tax authorities is or will be sent.
5.3
A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by any Finance Document or any related document or for the validity and enforceability of any Finance Document and/or related document.

5.4	The Original Financial Statements and a Compliance Certificate.
5.5
To the extent applicable, such evidence as the Facility Agent may require for the Finance Parties to be able to satisfy each of their "know your customer" or similar identification procedures in relation to the transactions contemplated by the Finance Documents, including without limitation a written statement of each Obligor listing the natural persons

144

5.6	Evidence that any fees, costs and expenses then due from the Borrower pursuant to Clause 11 (Fees) and Clause 16 (Costs and Expenses) have been paid or will be paid.
6	KEXIM DOCUMENTS
6.1	A duly executed original of the Kexim Guarantee on terms satisfactory to the Kexim Guarantee Agent and all the Kexim Guaranteed Lenders.
6.2
Evidence that the first advance payment of the Kexim Guarantee Premium in relation to the Kexim Guarantee and any costs and expenses which are then due and payable to Kexim has been paid in accordance with the terms of the Kexim Guarantee.

6.3	A legal opinion of Kim & Chang, Korean legal advisers to the Kexim Guaranteed Lenders, in such form as agreed between that legal adviser and the Kexim Guaranteed Lenders.
7	LEGAL OPINIONS
7.1	A legal opinion of Wikborg Rein, legal advisers to the Finance Parties in Norway, in such form as agreed between that legal adviser and the Finance Parties.
7.2	The legal opinions to be delivered under paragraph 4 of Part B of this Schedule 2 (Conditions Precedent) being in agreed form.
7.3	A legal opinion of the legal advisers to the Finance Parties in any other relevant jurisdiction, in such form as agreed between that legal adviser and the Finance Parties.
145

SCHEDULE 2

CONDITIONS PRECEDENT

PART B

CONDITIONS PRECEDENT TO THE UTILISATION

1	OBLIGORS
1.1	If required, updated Good Standing Certificate for the Obligors.
2	FINANCE DOCUMENTS
2.1
The Mortgage duly executed, together with documentary evidence that the Mortgage has been duly registered as a valid first preferred ship mortgage in accordance with the laws of the jurisdiction of the Approved Flag.

2.2	The General Assignment duly executed and perfected.
2.3	The Assignment of Total Drilling Contract duly and perfected.
2.4	The Manager's Undertaking.
3	DRILLSHIP
3.1	Documentary evidence that the Drillship:
(a)
has been unconditionally delivered by the Builder to, and accepted by, the Drillship Owner under the Building Contract, including but not limited to a copy of the protocol of delivery and acceptance for the Drillship with no material recommendations or adverse notations, and that the full purchase price payable (including the equity payable) and all other sums due to the Builder under the Building Contract, other than the sums to be financed pursuant to the Utilisation have been paid to the Builder;

(b)	is definitively and permanently registered in the name of the Drillship Owner under the Approved Flag;
(c)	is in the absolute and unencumbered ownership of the Drillship Owner save as contemplated by the Finance Documents;
(d)	maintains the Approved Classification with the Approved Classification Society; and
(e)	is insured in accordance with the provisions of this Agreement and all requirements in this Agreement in respect of insurances have been complied with.
3.2
Documents establishing that the Drillship will, as from the Utilisation Date, be managed by the Manager, together with copies of the Manager's Document of Compliance and of the Drillship's Safety Management Certificate (together with any other details of the applicable safety management system which the Facility Agent requires) and of any other documents required under the ISM Code and the ISPS Code in relation to the Drillship including without limitation an ISSC.

3.3	An opinion from an independent insurance consultant acceptable to the Facility Agent on such matters relating to the Insurances as the Facility Agent may require.
146

3.4
Evidence of the Market Value of the Drillship (based on valuations obtained no earlier than 30 days prior to the Delivery Date), confirming that the Loan is no more than 70 per cent. of the Market Value of the Drillship.

4	LEGAL OPINIONS
4.1	A legal opinion of Watson Farley & Williams, London, legal advisers to the Finance Parties in England, in such form as agreed between that legal adviser and the Finance Parties.
4.2	A legal opinion of Watson Farley & Williams LLP, legal advisers to the Finance Parties in the Marshall Islands, in such form as agreed between that legal adviser and the Finance Parties.
4.3	A legal opinion of Watson Farley & Williams, Paris, legal advisers to the Finance Parties in France, in such form as agreed between that legal adviser and the Finance Parties.
4.4	A legal opinion of the legal advisers to the Finance Parties in any other relevant jurisdiction, in such form as agreed between that legal adviser and the Finance Parties.
147

SCHEDULE 3
REQUESTS
PART A
 UTILISATION REQUEST
From:	Drillship Alonissos Shareholders Inc.
To:	DNB Bank ASA (the Facility Agent)
Dated:	[•]
Dear Sirs
Drillship Alonissos Shareholders Inc. — Facility Agreement dated [e] (the "Agreement")
1
We refer to the agreement. This is the Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2	We wish to utilise the Commercial Facility Loan, Kexim Direct Facility Loan and Kexim Guaranteed Facility Loan:
Proposed Utilisation Date:	[•] (or, if that is not a Business Day, the next Business Day)
Amount (divided pro rata across the Facilities):	[•] or, if less, the Available Facility
Interest Period:	[•]

3
We confirm that each condition specified in clause 4.1 (initial conditions precedent) and clause 4.2 (further conditions precedent) as they relate to the advance to which this utilisation request refers of the Agreement is satisfied on the date of this Utilisation Request.

4	The proceeds of this advance should be credited to [account].
5	This Utilisation Request is irrevocable.
Yours faithfully

[•]

authorised signatory for

Drillship Alonissos Shareholders Inc.
148

SCHEDULE 3

REQUESTS

PART B

SELECTION NOTICE

From:	Drillship Alonissos Shareholders Inc.
To:	DNB Bank ASA (the Facility Agent)
Dated:	[•]
Dear Sirs
Drillship Alonissos Shareholders Inc. - Facility Agreement dated [•] (the "Agreement")
1	We refer to the Agreement. This is a Selection Notice. Terms defined in the Agreement have the same meaning in this Selection Notice unless given a different meaning in this Selection Notice.
2	We request that the next Interest Period for the [Commercial Facility Loan / Kexim Direct Facility Loan / Kexim Guaranteed Facility Loan] be [0].
3	This Selection Notice is irrevocable.
Yours faithfully
[•]
authorised signatory for
Drillship Alonissos Shareholders Inc.
149

SCHEDULE 4
FORM OF TRANSFER CERTIFICATE
To:	DNB Bank ASA (the Facility Agent)
From:	[The Existing Lender] (the "Existing Lender") and [The New Lender] (the "New Lender")
Dated:	[•]
Drillship Alonissos Shareholders Inc. — Facility Agreement dated [•] (the "Agreement")
1
We refer to the Agreement. This is a Transfer Certificate. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2	We refer to Clause 28.5 (Procedure for transfer) of the Agreement:
(a)
The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation all of the Existing Lender's rights and obligations under the Agreement and the other Finance Documents which relate to that portion of the Existing Lender's Commitment and participation in the Loan under the Agreement as specified in the Schedule in accordance with Clause 28.5 (Procedure for transfer) of the Agreement, subject to a fee of USD 5,000 payable to the Facility Agent (for its own account).

(b)	The proposed Transfer Date is [•].
(c)	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 37.2 (Addresses) of the Agreement are set out in the Schedule.
3	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause 28.4 (Limitation of responsibility of Existing Lenders) of the Agreement.
4	To the extent that this Transfer Certificate constitutes a novation under English law, then for the purpose of the Assignment of Total Drilling Contract governed by French law:
(a)	the novation created by this Transfer Certificate constitutes a novation as described by article 1271 of the French Civil Code (Code Civil); and
(b)
all security interests constituted under the Assignment of Total Drilling Contract creating security in rem (sOretes reelles) and securing the rights and obligations hereby transferred from the Existing Lender to the New Lender shall be reserved, in accordance with article 1278 of the French civil code (Code civil), to the benefit of such New Lender and shall remain in full force and effect.

For the purpose of the Assignment of Total Drilling Contract, this paragraph 4 shall be governed by French law.
5	This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.
6	Subject to paragraph 4 above, this Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.
7	This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.
150

Note: The execution of this Transfer Certificate may not transfer a proportionate share of the Existing Lender's interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender's Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.
151

THE SCHEDULE

Commitment/rights and obligations to be transferred

[insert relevant details]

[Facility Office address, fax number and attention details

for notices and account details for payments.]

[Existing Lender]	[New Lender]

By: [•]	By: [•]

This Transfer Certificate is accepted by the Facility Agent and the Transfer Date is confirmed as [•].

[Facility Agent]

By:  [•]

[Borrower]

By: [•]
152

SCHEDULE 5
FORM OF ASSIGNMENT AGREEMENT
To:	DNB Bank ASA (the Facility Agent) and Drillship Alonissos Shareholders Inc. as Borrower, for and on behalf of each Obligor
From:	[the Existing Lender] (the "Existing Lender") and [the New Lender] (the "New Lender")
Dated:	[•]
Drillship Alonissos Shareholders Inc. - Facility Agreement dated [•] (the "Agreement")
1
We refer to the Agreement. This is an Assignment Agreement. Terms defined in the Agreement have the same meaning in this Assignment Agreement unless given a different meaning in this Assignment Agreement.

2          We refer to Clause 28.6 (Procedure for assignment):
(a)
The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Agreement, the other Finance Documents and in respect of the Transaction Security which correspond to that portion of the Existing Lender's Commitment and participations in the Loan under the Agreement as specified in the Schedule, subject to a fee of USD 5,000 payable to the Facility Agent (for its own account).

(b)
The Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender's Commitments and participations in the Loan under the Agreement specified in the Schedule.

(c)	The New Lender becomes a Party as a Lender and is bound by obligations equivalent to those from which the Existing Lender is released under paragraph (b) above.
3          The proposed Transfer Date is [•].
4          On the Transfer Date the New Lender becomes Party to the Finance Documents as a Lender.
5	The Facility Office and address, fax, number and attention details for notices of the New Lender for the purposes of Clause 37.2 (Addresses) are set out in the Schedule.
6	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause 28.4 (Limitation of responsibility of Existing Lenders).
7
This Assignment Agreement acts as notice to the Facility Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause 28.7 (Copy of Transfer Certificate or Assignment Agreement to Borrower), to the Borrower (on behalf of each Obligor) of the assignment referred to in this Assignment Agreement.

8
To the extent that this Assignment Agreement constitutes an assignment of rights and obligations under English law, then for the purpose the Assignment of Total Drilling Contract, the assignment created by this Assignment Agreement constitutes an assignment as described by article 1689 and seq. of the French Civil Code (Code civil). All security interests constituted under the Assignment of Total Drilling Contract will be perfectly assigned to the New Lender upon receipt by the Borrower of this Assignment Agreement. For the purpose of the Assignment of Total Drilling Contract, this paragraph 8 shall be governed by French law.

9	This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement.
153

10	Subject to paragraph 8 above, this Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.
11	This Assignment Agreement has been entered into on the date stated at the beginning of this Assignment Agreement.
Note: The execution of this Assignment Agreement may not transfer a proportionate share of the Existing Lender's interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender's Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.
THE SCHEDULE
Commitment rights and obligations to be transferred by assignment, release and accession
[insert relevant details]
[Facility office address, fax number and attention details for notices and account details for payments]
[Existing Lender]	[New Lender]
By:	By:
This Assignment Agreement is accepted by the Facility Agent and the Transfer Date is confirmed as [•].
Signature of this Assignment Agreement by the Facility Agent constitutes confirmation by the Facility Agent of receipt of notice of the assignment referred to herein, which notice the Facility Agent receives on behalf of each Finance Party.
[Facility Agent]
By:
[Borrower]
By: [•]
154

SCHEDULE 6
FORM OF COMPLIANCE CERTIFICATE
To:          DNB Bank ASA (the Facility Agent)
From: Drillship Alonissos Shareholders Inc. (as Borrower)
Dated: [•] [To be delivered no later than 120/ 60 days after each reporting date]
Dear Sirs
Drillship Alonissos Shareholders Inc. — Facility Agreement dated [0] (the "Agreement")
We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.
We confirm that as at [•] [insert relevant reporting date]:
1	Minimum credit balance on Retention Account, Clause 20.2
The credit balance on the Retention Account was [       ], while the minimum required credit balance on the Retention Account is USD 5,000,000.
2	[Borrower's Minimum Cash and Cash Equivalents, Clause 21.2
The Cash and Cash Equivalents of the Borrower was [      ], while the minimum Cash and Cash Equivalents required for the Borrower is USD 20,000,000.
3	Borrower's Equity Ratio, Clause 21.3
The Equity Ratio of the Borrower was [     ] while the minimum Equity Ratio shall not be less than 35 per cent.
4	Borrower's Current Ratio, Clause 21.4
The Current Ratio of the Borrower was [    ] while the Current Ratio shall be greater than 1:1.
5	Borrower's Debt Service Cover Ratio, Clause 21.5
6
The ratio of the Borrower's EBITDA to the aggregate of the Borrower's consolidated interest expenses and Repayment Instalments was [      ], while the Borrower's EBITDA to the aggregate of the Borrower's consolidated interest expenses and Repayment Instalments shall not be less than 1.25:1.]

7	No Default
We confirm that, as of the date hereof (i) each of the representations and warranties set out in Clause 18 (Representations) of the Agreement is true and correct, and (ii) no event or circumstances has occurred and is continuing which constitute or may constitute a Default and/or an Event of Default.
155

Yours sincerely
for and on behalf of

DRILLSHIP ALONISSOS SHAREHOLDERS INC.

By: ___________________________

Name:

Title: [authorised officer]

By: ____________________________

Name:

Title: [authorised officer]
156

SCHEDULE 7
FORM OF ACCESSION LETTER
To:          DNB Bank ASA (the Facility Agent)

From:          Drillship Alonissos Shareholders Inc.

[•] as Additional Guarantor Dated: [•]
Dear Sirs
Drillship Alonissos Shareholders Inc. — Facility Agreement dated [•] (the "Agreement")
We refer to the Agreement. This is an Accession Letter. Terms defined in the Agreement have the same meaning when used in this Accession Letter unless given a different meaning in this Accession
Letter.
1
[•], a company duly incorporated under the laws of [•], agrees to become an Additional Guarantor and to be bound by the terms of the Agreement as an Additional Guarantor pursuant to Clause 22.11 (New Guarantors) of the Agreement and provide such Security as required thereunder.

2	This Accession Letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Accession Letter.
3	This Accession Letter and any non-contractual obligations arising out of or in connection with it are governed by English law.
Yours faithfully

[•]

authorised signatory for
Drillship Alonissos Shareholders Inc. (as Borrower)
[•]
authorised signatory for
[•] (as Additional Guarantor)
This Accession Letter is accepted by the Facility Agent

[•]

authorised signatory for
DNB Bank ASA
157

EXECUTION VERSION

SCHEDULE 8
REPAYMENTS
158

159

SCHEDULE 9
FORM OF PREPAYMENT/ CANCELLATION NOTICE
From: Drillship Alonissos Shareholders Inc.
To:          DNB Bank ASA (the Facility Agent)
Dated: [S]
Dear Sirs

Drillship Alonissos Shareholders Inc. — Facility Agreement dated [0] (the "Agreement")

1
We refer to the Agreement. This is a [Prepayment][Cancellation] Notice. Terms defined in the Agreement have the same meaning in this [Prepayment][Cancellation] Notice unless given a different meaning in this [Prepayment][Cancellation] Notice.

2	[We wish to [prepay the whole Loan] [make a prepayment under the [Loan] [Commercial Facility Loan / Kexim Direct Facility Loan / Kexim Guaranteed Facility Loan]]:

Proposed Prepayment Date:	[•] (or, if that is not a Business Day, the next Business Day)

Amount:	[•]

3
[We wish to cancel [the Total Commitments] [unutilised amounts available under the [Commercial Facility Loan / Kexim Direct Facility Loan / Kexim Guaranteed Facility Loan] in an amount of [•] (in relation to any voluntary cancellation being an amount of minimum USD 10,000,000)].

4          This [Prepayment][Cancellation] Notice is irrevocable.

Yours faithfully

[•]

authorised signatory for
Drillship Alonissos Shareholders Inc.
160

SCHEDULE 10

TIMETABLES

Delivery of a duly completed Utilisation Request (Clause 5.1 (Delivery of the Utilisation Request))
Three Business Days before the intended Utilisation Date (Clause 5.1 (Delivery of the Utilisation Request)) or, if funds are to be pre-positioned with the Builder's bank in accordance with Clause 5.8 (Prepositioning of funds), three Business Days before the intended day of such pre-positioning of funds.

Delivery of a duly completed Selection Notice (Clause 9.1 (Selection of Interest Periods))	Three Business Days before the expiry of the preceding Interest Period (Clause 9.1 (Selection of Interest Periods))
Facility Agent notifies the Lenders of the Advance in accordance with Clause 5.4 (Lenders' participation)
Three Business Days before the intended Utilisation Date or, if funds are to be pre-positioned with the Builder's bank in accordance with Clause 5.8 (Prepositioning of funds), three Business Days before the intended day of such pre-positioning of funds.

LIBOR is fixed	Quotation Day as of 11:00 am London time
161

SCHEDULE 11
162

EXECUTION PAGES

BORROWER

SIGNED by Dimitrios Glynos		)	/s/ Dimitrios Glynos
duly authorised		)
for and on behalf of		)
DRILLSHIP ALONISSOS SHAREHOLDERS INC.		)
in the presence of:		)

Witness' signature:	/s/ Evgenia Th. Voulika	)
Witnesss' name:	Evgenia Th. Voulika	)
	Attorney-at-Law	)
Witness' address:	52 Ag. Konstantinou Street – 151 24 Marousi	)
	Athens, Greece	)
Tel.: +30 210 6140580)

GUARANTOR and DRILLSHIP OWNER

SIGNED by Dimitrios Glynos		)	/s/ Dimitrios Glynos
duly authorised		)
for and on behalf of		)
DRILLSHIP ALONISSOS OWNERS INC.		)
in the presence of:		)

Witness' signature:	/s/ Evgenia Th. Voulika	)
Witnesss' name:	Evgenia Th. Voulika	)
	Attorney-at-Law	)
Witness' address:	52 Ag. Konstantinou Street – 151 24 Marousi	)
	Athens, Greece	)
Tel.: +30 210 6140580)

163

COMMERCIAL LENDERS

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
CREDIT SUISSE AG	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
DVB BANK SE (AMSTERDAM BRANCH))
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
NORDDEUTSCHE LANDESBANK GIROZENTRALE	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

164

KEXIM GUARANTEED LENDERS

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
CREDIT SUISSE AG	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

KEXIM

SIGNED by	)
duly authorised	)
for and on behalf of	)
THE EXPORT-IMPORT BANK OF KOREA	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

MANDATED LEAD ARRANGERS

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

165

SIGNED by	)
duly authorised	)
for and on behalf of	)
DVB BANK SE (AMSTERDAM BRANCH))
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

HEDGE COUNTERPARTIES

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK SE (AMSTERDAM BRANCH))
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

KEXIM GUARANTEE AGENT

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

166

FACILITY AGENT

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SECURITY AGENT

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

167